UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2017

DATE OF REPORTING PERIOD:                 November 1, 2016 through October 31, 2017

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS® INVESTMENTS
Family of Funds

ANNUAL REPORT OCTOBER 31, 2017

Calamos Growth Fund

Calamos Opportunistic Value Fund

Calamos Dividend Growth Fund

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Emerging Market Equity Fund

Calamos Global Equity Fund

Calamos Growth and Income Fund

Calamos Global Growth and Income Fund

Calamos Convertible Fund

Calamos Global Convertible Fund

Calamos Total Return Bond Fund

Calamos High Income Opportunities Fund

Calamos Market Neutral Income Fund

Calamos Hedged Equity Income Fund

Calamos Phineus Long/Short Fund

GO PAPERLESS
SIGN UP FOR E-DELIVERY

Visit www.calamos.com/FundInvestor/GoPaperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Experience and Foresight

About Calamos Investments

For 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 16 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, discipline and our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the one-year period ended October 31, 2017. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds. I encourage you to review this information carefully.

Market Review

During the reporting period, confidence in the synchronized global growth narrative grew against a backdrop of improving economic data and healthy corporate earnings. Stocks posted strong returns and a number of bellwether market gauges reached new heights. From a geographic perspective, gains were broad based, with U.S., developed markets and emerging markets stocks advancing briskly.1 Convertible securities, which blend attributes of both stocks and bonds, participated in a large measure of the stock market’s upside, both in the U.S. and globally.2 Within the fixed-income markets, more economically sensitive high-yield securities continued to perform well3 as investors maintained an appetite for risk and yield. However, as the Federal Reserve maintained a gradual course of raising short-term interest rates and investors gravitated toward stocks, traditional fixed-income securities, such as investment-grade bonds, encountered headwinds.4

Outlook

Looking forward, we believe global economic conditions can provide a supportive backdrop for the markets. The U.S. recovery is mature but still has steam, while other major economies are in earlier stages of recovery. As global growth continues, we see additional upside in the global business cycle and, in turn, for stocks, convertible securities and select areas of the high-yield market.

While our outlook is constructive, our teams are watchful of potential downside risks. Among them, the policies of global central banks are moving away from the exceedingly accommodative stances of past years. We are also mindful of global political instability, strained trade relationships, heated rhetoric between the U.S. and North Korea, potential deceleration in China, and high levels of corporate debt.

www.calamos.com	1

Letter to Shareholders

Further, valuations are stretched in some areas of the market, and we may see consolidation and sector rotation. Given the sustained rally in equities, we would not be surprised to see a pause or even a correction. In an environment of economic expansion, downside volatility could provide buying opportunities for our teams’ long-term approaches.

Calamos at 40 Years: A Look Back … and Ahead

Calamos Investments celebrated its 40-year anniversary earlier this year. Much has changed since I founded the firm in 1977. Some changes, such as the rise of passive strategies, are concerning to me—especially given our view that the markets will increasingly require experienced and active management.

However, many of these changes are quite positive, such as an increased focus on global asset allocation. I’m also encouraged by the growing role of liquid alternative strategies in investors’ portfolios. For decades, we have offered risk-managed global and alternative strategies as a way to potentially mitigate risk, enhance returns, and generate income in innovative ways. We’ve continued to expand our capabilities in both areas, always guided by the asset allocation needs of investors.

When markets are going up as they have been, investors may be more inclined to put financial planning and asset allocation on cruise control. While that’s understandable, I encourage you to take some time to check in with your financial advisor to ensure your portfolio is aligned with your goals and risk tolerance. Throughout the years, I’ve seen the markets change directions quite suddenly in a short period, often catching investors off guard. The allocations of your portfolio will also shift over time as investments appreciate at different rates. Regardless of the direction of the market, a periodic check in with your advisor can be a smart strategy, and as I have noted in the past, the new year presents a good opportunity for these conversations.

As always, we thank you for your continued trust. The longevity and success of our firm over these 40 years is a reflection of the trust you have placed in us. We look forward to helping you achieve your goals over the coming decades.

Please visit our website www.calamos.com often. You’ll find a wealth of resources and commentary on the markets, asset allocation and our funds.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

2	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

[1]

The MSCI All Country World Index is a measure of global stock market performance, which returned 23.86% for the one-year period ending October 31, 2017. The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. For the one-year period ended, the index returned 23.46%. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the one-year period, the index returned 23.63%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide, and it returned 26.91% for the one-year period ended October 31, 2017.

[2]

The ICE BofAML All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 20.69% for the one-year period ending October 31, 2017. The ICE BofAML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The index returned 16.13% for the one-year period ended October 31, 2017.

[3]	The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities, which returned 9.04% for the one-year period ending October 31, 2017.

[4]	The Bloomberg Barclays U.S. Aggregate Index is considered generally representative of the investment-grade bond market. For the one-year period ending October 31, 2017, the index returned 0.90%.

Sources: Lipper, Inc.; Morningstar, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

www.calamos.com	3

Calamos Growth Fund

OVERVIEW

The fund invests in the equities of U.S. companies from a range of market capitalizations that we believe offer the best potential for growth.

KEY FEATURES

◾	Utilizes more than two decades of extensive research experience in growth investing

◾	Active management focuses on top-down views and bottom-up fundamentals

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics

PORTFOLIO FIT

This actively managed fund seeks to provide attractive returns through its emphasis on higher growth companies primarily in large and mid cap arenas.

FUND NASDAQ SYMBOLS
A Shares	CVGRX
C Shares	CVGCX
I Shares	CGRIX
R Shares	CGRRX

FUND CUSIP NUMBERS
A Shares	128119302
C Shares	128119856
I Shares	128119807
R Shares	128119435

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2017, the Fund returned 22.79% (Class A shares at net asset value) versus the Russell 3000 Growth Index return of 29.80%. For the same period, the S&P 500 Index rose 23.63% and the Russell Midcap Growth Index returned 26.25%.

The Fund’s performance reflects a strong equity market, where earnings for U.S. companies showed marked improvement in earnings growth and the global economy recovered in a more synchronized manner. In the U.S., the earnings recession, which had started in the latter half of 2015, finally ended with positive Q3 and Q4 2016 results, as measured by the S&P 500 Index.

Since its inception on September 4, 1990, the Fund has returned 12.86% on an annualized basis (Class A shares at net asset value), demonstrating its ability to outdistance the growth and broad indices over full market cycles. Over the same period, the Russell 3000 Growth Index returned 9.84%, while the S&P 500 Index and the Russell Midcap Growth Index returned 10.23% and 10.98%, respectively.

What factors influenced performance over the period?

U.S. equity markets rallied strongly and steadily over the reporting period. While the period was marked by geopolitical volatility, market volatility had notably diminished. U.S. elections in November 2016 caught many by surprise, as Donald Trump was elected president. He had campaigned to reduce burdensome regulations, decrease taxes for U.S. businesses, overhaul U.S. health care, bring offshore U.S. cash back on shore, and raise infrastructure spending. Markets rallied strongly, and while many of the businesses that might benefit most from the new administration’s plans rallied strongest, eventually the equity market’s gains broadened out. For the full reporting period, eight of eleven sectors within the Russell 3000 Growth Index saw double-digit gains.

Despite concerns about North Korea’s weapons tests, Russia’s attempts to influence U.S. elections, continuous finger pointing in the U.S. political arena, Federal Reserve interest rate hikes, the rolling off of quantitative easing, and the selection of a new Fed Chair, volatility was hard to come by in equity markets. Since the market low on November 4, 2016, the U.S. equity market, as measured by the S&P 500 Index, did not experienced a correction of 3% through the entire period ending October 31, 2017. The index’s steady upward trajectory marked an unusual and impressive feat.

In our view, the markets are climbing on improved economic data. The U.S. was one of the first countries in the global economy to make significant efforts to ease the course of business and help reignite growth. Subsequently, other regions and countries followed course, and a global recovery began taking shape as early as the middle of 2016.

Within the Fund, our efforts to add to areas that stood to benefit from this more synchronous global growth contributed to performance. Maintaining an underweight to areas such as consumer staples was additive to performance. In our view, investors have overpaid for the perceived stability and higher dividend associated with consumer staples names, and these businesses do not offer attractive growth. For the reporting

4	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

period, consumer staples ranked 11 out of 12 sectors within the Russell 3000 Growth Index. Similarly, the Fund’s underweight to real estate was a positive, as the sector lagged the overall market as well. Holdings within the information technology sector, while delivering strong absolute performance, lagged those of the sector. Underweights to some high-performing tech stocks, most notably in semiconductors, slowed relative performance. We maintain an approximate market-weight to information technology, and we remain impressed by the opportunities for growth and cash-flow generation within tech companies. Our concern centers on the fact that tech seems to be a favored investment among market participants, and we have tried to apply additional risk management within the space.

How is the Fund positioned?

In this all-cap growth equity Fund, we seek to invest in U.S. companies that we believe have the best prospects for sustainable and high relative growth. The Fund offers a diversified approach and participates in long-term growth trends by focusing on companies with solid fundamentals, global brands, and strong growth catalysts, while being mindful of valuations.

During the reporting period, we had increased our relative positioning within areas of the market that should benefit from improved U.S. economic growth. Areas such as industrials and financials have experienced a resurgence from economic conditions within the U.S. and abroad. We have taken some gains within the industrials space and reduced our relative weighing on the strength of the sector, but maintain our overweight to financials. Within financials, we hold securities that we believe may continue to benefit from past expense cuts and an increasing demand for services. We believe that financials still offer a compelling combination of valuation and growth potential.

The Fund still maintains its most significant weight in the information technology sector as it is the largest sector within the growth index and continues to offer compelling opportunities. Technology companies, as a large and diverse pool of names, also offer opportunities for cyclical as well as more defensive growth, which helps to bring a bit of a balanced approach to what the market might prefer for growth. We have reduced the Fund’s underweight to health care names, believing that some of the pressures the sector faced from political risks may have helped create an attractive entry point for leading-edge, high-growth health care companies.

What closing thoughts do you have for Fund shareholders?

The length of this bull market has caused angst for many investors. Recent surveys of household stock ownership, and the flow of funds to equity funds has shown that we may not be in the midst of euphoria as some bearish prognosticators might argue. That being said, the U.S. equity market does have higher valuations when compared to recent history, but we would argue that it is very difficult to make that assessment as conditions today aren’t anywhere near where they were five, ten, or twenty years ago. In fact, when we look at equity valuations from an equity-risk-premium standpoint (how do equity valuations today compare to other investments, such as corporate bonds or U.S. Treasuries), one could argue that the U.S. equity market is cheap. In light of low interest rates, which are the discounting mechanism when valuing future cash flows, as well as earnings growth and cash flows, we believe that the U.S. equity market continues to be a compelling place to invest.

SECTOR WEIGHTINGS
Information Technology	38.5%
Consumer Discretionary	17.9
Health Care	14.5
Financials	11.8
Industrials	9.2
Consumer Staples	2.9
Energy	1.4
Materials	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	5

Calamos Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

6	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	22.79%	12.48%	4.24%
With Sales Charge	16.97	11.39	3.74
Class C Shares – Inception 9/3/96
Without Sales Charge	21.85	11.64	3.46
With Sales Charge	20.85	11.64	3.46
Class I Shares – Inception 9/18/97	23.09	12.76	4.50
Class R Shares – Inception 3/1/07	22.46	12.20	3.98

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.35%, Class C shares is 2.10%, Class I shares is 1.10% and Class R shares is 1.60%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 3000® Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	7

Calamos Opportunistic Value Fund

OVERVIEW

The fund invests in the equities of small, midsize and large U.S. companies that we believe are undervalued according to certain financial measurements of their intrinsic values.

KEY FEATURES

Utilizes bottom-up stock picking and a benchmark-agnostic approach, which focuses on good businesses with solid cash flow and value prices

PORTFOLIO FIT

The fund is a core value option that may balance a growth allocation and complement other value strategies. Our flexibility in analyzing all companies regardless of sector helps us avoid the cyclicality inherent in a deep value strategy or momentum growth strategy.

FUND NASDAQ SYMBOLS
A Shares	CVAAX
C Shares	CVACX
I Shares	CVAIX
R Shares	CVARX

FUND CUSIP NUMBERS
A Shares	128119666
C Shares	128119641
I Shares	128119633
R Shares	128119419

CALAMOS OPPORTUNISTIC VALUE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2017, the Fund returned 21.56% (Class A shares at net asset value) versus a gain of 23.63% for the S&P 500 Index and increase of 17.78% for the Russell 1000 Value Index.

The Fund’s strong performance was a result of actively managing the Fund’s sector weightings and economic exposures. We added to cyclical and secular growth while reducing investment in “safety trade” names that tend to make up a larger percentage of the value index when compared to the broad market index. The nature of the market’s moves, as discussed below, provided opportunities for the investment team to take advantage of rotations in leadership and valuation.

What factors influenced performance?

U.S. equity markets rallied strongly and steadily over the reporting period. While the period was marked by geopolitical volatility, market volatility had notably diminished. U.S. elections in November 2016 caught many by surprise, as Donald Trump was elected president. He had campaigned to reduce burdensome regulations, decrease taxes for U.S. businesses, overhaul U.S. health care, bring offshore U.S. cash back on shore, and raise infrastructure spending. Markets rallied strongly, and while many of the businesses that might benefit most from the new administration’s plans rallied strongest, eventually the equity market’s gains broadened out. For the full reporting period, eight of eleven sectors within the Russell 1000 Value Index saw double-digit gains, and telecom services was the only sector within the index to finish in negative territory for the period.

Despite concerns about North Korea’s weapons tests, Russia’s attempts to influence U.S. elections, continuous finger pointing in the U.S. political arena, Federal Reserve interest rate hikes, the roll-off of quantitative easing, and the selection of a new Fed Chair, volatility was hard to come by in equity markets. Since the market low on November 4, 2016, the U.S. equity market, as measured by the S&P 500 Index, has not experienced a correction of 3%.

In our view, this is because markets are climbing on improved economic data. The U.S. was one of the first countries in the global economy to make significant efforts to ease the course of business and help reignite the animal spirits of growth. Subsequently, other regions and countries have followed course and a global recovery began to take shape in the middle of 2016.

As the reporting period began, financials, industrials and energy stocks led markets higher. The November through December 2016 period saw rapid gains to areas that should benefit from deregulation, infrastructure investment, or the potential for lower taxes. Economic conditions also improved, and global GDP growth began to show a synchronized uptrend. In April 2017, we reduced the Fund’s relative weight to financials to take profits in the sector, and we reduced holdings in the “safety trade”—stocks with high dividends but less growth potential and higher valuations. We reallocated that capital to information technology and consumer discretionary, and maintained investments in cyclical growth areas such as materials and industrials.

8	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund

Within the value market, financials, materials and information technology stocks all fared best during the reporting period and contributed to Fund performance. Fund holdings in information technology, industrials and health care all strongly outperformed their counterparts within the value benchmark. The Fund’s focus on companies showing stronger growth characteristics yet trading at attractive valuations worked well during the period. An underweight to financials was a drag on performance, but we are pleased with the absolute returns achieved in the sector and the profits we were able to take earlier in the period. An underweight and selection in utilities, though absolutely positive, held back relative return, as did selection in materials.

How is the Fund positioned?

We believe that the global economy continues on sound footing and U.S. businesses can continue to generate earnings growth. As such, we continue to underweight the “safety trade” names that typically offer high dividends, but do not offer much opportunity for growth, and certainly trade at premiums relative to their growth potential.

The Fund’s largest weighting and overweight remains in the information technology sector. The sector is large and diverse and offers varying opportunities for cyclical and secular growth. These companies are typically well capitalized and generate high cash flows from operations. The Fund is also overweight consumer discretionary names, where we believe the U.S. consumer has legs based on a strong employment picture and rising household net worth. The portfolio is underweight financials, as the sector has had quite a strong run from the beginning of this reporting period and valuations are less compelling than they were previously. Energy is another sector where the Fund is underweight, as the sector is a bit larger relative to the broad market. Rising interest rates are positive for financials, but the market controls the long end of the curve and global rates are still quite accommodative, which could serve as an anchor for U.S. rates.

What closing thoughts do you have for Fund shareholders?

The length of this bull market has caused angst for many investors. Recent surveys of household stock ownership and the flow of money to equity funds has shown that we may not be in the midst of euphoria as some bearish prognosticators might argue. That being said, the U.S. equity market does have higher valuations when compared to recent history, but we would argue that it is very difficult to make that assessment as conditions today aren’t anywhere near where they were five, ten, or twenty years ago. In fact, when we look at equity valuations from an equity-risk-premium standpoint (how do equity valuations today compare to other investments, such as corporate bonds or U.S. Treasuries), we could make an argument that the U.S. equity market is cheap. In light of low interest rates as well as earnings growth and cash flows, we believe that the U.S. equity market continues to be a compelling place to invest. Likewise, global growth is still providing tailwinds for earnings and sales growth, and we will continue to look for a mix of secular and cyclical growth opportunities trading at attractive valuations in other regions.

SECTOR WEIGHTINGS
Information Technology	25.6%
Financials	17.1
Health Care	13.8
Industrials	11.1
Consumer Discretionary	10.0
Energy	7.3
Consumer Staples	6.3
Materials	2.9
Real Estate	1.8
Utilities	1.7
Other	0.6
Telecommunication Services	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	9

Calamos Opportunistic Value Fund

ANNUALIZED RETURN: SINCE INCEPTION (10/2/02) THROUGH 10/31/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

10	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 1/2/02
Without Sales Charge	21.56%	10.37%	3.87%
With Sales Charge	15.77	9.29	3.37
Class C Shares – Inception 1/2/02
Without Sales Charge	20.70	9.56	3.11
With Sales Charge	19.70	9.56	3.11
Class I Shares – Inception 3/1/02	21.92	10.64	4.14
Class R Shares – Inception 3/1/07	21.26	10.10	3.61

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.57%, Class C shares is 2.32%, Class I shares is 1.32% and Class R shares is 1.83%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2019, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class R shares are limited to 1.12%, 1.87%, 0.87%, 1.37% of average net assets, respectively. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	11

Calamos Dividend Growth Fund

OVERVIEW

The fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

◾	Utilizes bottom-up stock picking and a benchmark-agnostic approach, which focuses on good businesses with solid cash flow and value prices

PORTFOLIO FIT

The fund seeks to provide a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS
A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX

FUND CUSIP NUMBERS
A Shares	128120839
C Shares	128120821
I Shares	128120813

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2017, the Fund returned 23.17% (Class A shares at net asset value) versus a 23.63% gain for the S&P 500 Index and a 23.67% gain for the Russell 1000 Index.

The Fund largely matched the strong returns of the U.S. equity market for the reporting period, despite the fact that some of the market’s leaders came from more cyclical growth areas, which traditionally do not give rise to strong dividend growth stories. Our screening and fundamental research process favors companies with higher-quality balance sheets rather than ones that require additional financing in order to maintain operations. Our top-down view helped steer us toward cyclical growth companies that may see improving balance sheets in light of a synchronous global-growth environment. However, we also hold traditionally stronger, stable growth companies, avoiding many of the bond-proxy stocks.

What factors influenced performance?

U.S. equity markets rallied strongly and steadily over the reporting period. While the period was marked by geopolitical volatility, market volatility had notably diminished. U.S. elections in November 2016 caught many by surprise, as Donald Trump was elected president. During the campaign, he had pledged to reduce burdensome regulations, decrease taxes for U.S. businesses, overhaul U.S. health care, bring offshore U.S. cash back on shore, and raise infrastructure spending. Markets rallied strongly, and while many of the businesses that might benefit most from the new administration’s plans rallied strongest, eventually the equity market’s gains broadened out. For the full reporting period, seven of eleven sectors within the S&P 500 Index saw double-digit gains, and telecom services was the only sector within the index to have a negative return for the period.

Despite concerns about North Korea’s weapons tests, Russia’s attempts to influence U.S. elections, continuous finger pointing in the U.S. political arena, Federal Reserve interest rate hikes, the roll-off of quantitative easing, and the selection of a new Fed Chair, volatility was hard to come by in equity markets. Since the market low on November 4, 2016, the U.S. equity market, as measured by the S&P 500 Index, did not experienced a correction of 3% through the entire period ending October 31, 2017. The index’s steady upward trajectory marked an impressive feat.

In our view, the markets are climbing on improved economic data. The U.S. was one of the first countries in the global economy to make significant efforts to ease the course of business and help reignite growth. Subsequently, other regions and countries followed course, and a global recovery began taking shape as early as the middle of 2016.

Overall, the full reporting period, the Fund was broadly in line with the U.S. equity market as measured by the S&P 500 Index. The rally among deep cyclical names at the beginning of the reporting period was a bit of a headwind for the Fund because of its higher-quality business preference, but as the 12-month period continued, the equity rally broadened out a bit, benefitting the Fund’s positioning for the second half of the period.

12	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund

Sector allocations, based on a combination of our top-down view as well as fundamental and valuation analysis, were additive to the Fund’s relative performance. A slight overweight to financials contributed to return, as the sector was a market outperformer, though our selection acted as a negative offset. Strengthening balance sheets, an improving economy and the potential for deregulation worked in concert to benefit underlying businesses in the sector. An underweight to real estate and consumer staples was also beneficial, as the bond-proxy stocks in these sectors (stocks with higher dividends and perceived stability) fell out of favor and lagged the market. A slight overweight to energy was a marginal negative, as the sector was among the laggards within the U.S. equity market. Issue selection was a strong positive, as Fund holdings outperformed in nine of eleven sectors, led by consumer discretionary, industrials and materials holdings. Cash, which was less than 1.5% of the portfolio on average for the period, was a drag for the year as the market rallied strongly.

How is the Fund positioned?

As always, our focus remains on solid businesses that have sustainable cash flows and are trading at attractive prices. Moreover, our emphasis on companies that are better stewards of capital should help relative performance in the current investment environment. We believe that rising interest rates will prove most difficult to companies heavily reliant on easy access to capital markets to fund their operations. The ability of companies to fund and potentially grow dividends is likely to be a priority among investors as interest rate increases are still modest. Holdings with equity yields and an opportunity for capital appreciation still appear to be an attractive investment allocation.

The Fund holds modest overweights to the financials and information technology sectors, as we believe the sectors offer a strong combination of attractive balance sheets and growth potential in light of improved economic trends. The Fund also maintains modest underweights to consumer staples and real estate, as we believe diminished growth prospects have made the sectors broadly less attractive.

What closing thoughts do you have for Fund shareholders?

The strength of the U.S. equity rally was certainly welcome during a time when it felt as if headlines focused on risks and everything that could go wrong. Despite the preponderance of angst-inducing topics, the U.S. equity market did not exhibit much in the way of volatility. Long-term, we maintain our view that improved economic conditions and fiscal policies should help support U.S. businesses and the U.S. equity market. Even so, we will continue to invest with an eye toward risks and a focus on strong fundamentals. We believe that our approach to equity markets through the Fund may be well suited for the conditions we face currently. Strong underpinnings of economic growth and improved earnings and sales has benefitted many sectors and the market overall, but we will continue to look for those businesses that are better stewards of capital, can benefit from a rising tide, and are able to push ahead should macro conditions slow.

SECTOR WEIGHTINGS
Information Technology	25.0%
Financials	15.5
Health Care	13.4
Consumer Discretionary	11.4
Industrials	9.7
Consumer Staples	7.1
Energy	6.2
Utilities	3.0
Materials	2.3
Telecommunication Services	2.1
Real Estate	1.8
Other	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	13

Calamos Dividend Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	23.17%	8.01%
With Sales Charge	17.29	6.77
Class C Shares – Inception 8/5/2013
Without Sales Charge	22.26	7.20
With Sales Charge	21.26	7.20
Class I Shares – Inception 8/5/2013	23.46	8.26

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.74%, Class C shares is 2.49% and Class I shares is 1.49%. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses through March 1, 2019 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.34%, 2.09%,1.09% of average net assets, respectively. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

14	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund Performed?

For the 12-month period ended October 31, 2017, the Fund returned 29.43% (Class A shares at net asset value), versus a 24.09% gain for the MSCI EAFE Growth Index and 25.19% return for the MSCI ACWI ex-U.S. Growth Index. International equities experienced a broad advance during the period, with gains across regions and sectors. Higher prices reflected generally better economic data, higher corporate earnings and more bullish investor sentiment across both developed and emerging markets.

The Fund outperformed over the annual period, due in part to a combination of secular and cyclical growth allocations in the Fund, strong performance in emerging markets positions, and a broad rally in international equities that rewarded companies with leading fundamentals. Specifically, strong security selection imbued with higher earnings growth and return-on-invested-capital fundamentals contributed to robust gains over the period. Since its inception on March 16, 2005, the Fund gained 7.77% on an annualized basis (Class A Shares at net asset value) versus a return of 6.01% for the MSCI EAFE Growth Index and 6.36% increase for the MSCI ACWI ex-U.S. Growth Index.

What factors influenced performance?

With respect to specific effects on performance during the period, we would highlight the following areas:

Information Technology. From a sector perspective, the Fund’s overweight position and leading security selection in technology added the most value to performance over the period. Our technology holdings exhibited earnings and cash-flow growth, positive catalysts and exposure to key secular themes. Larger weights and selection in the Internet software & services, application software, and semiconductor equipment industries notably contributed.

Consumer Staples. The Fund’s underweight stance and relative security selection in consumer staples also contributed substantially to Fund performance in the period. Fund holdings in packaged foods performed well due to strong company fundamentals. Within the sector, we own an array of businesses with leading growth potential and attractive cash-flow characteristics in multiple consumer categories.

Energy. The Fund’s slight overweight position and weaker selection in the energy sector held back return, as our exposure to the oil & gas equipment and services industry underperformed. We take a selective stance in energy as we attempt to reconcile global supply and demand issues with some stabilization in market prices.

Options. The Fund’s modest holdings in select protective put options also detracted a small amount of value from performance over the period. We occasionally utilize option securities in the Fund to manage the risk/reward profile. These positions slightly hampered performance given the persistently positive returns in international equities.

Geographic. From a geographic perspective, Fund holdings in both developed and emerging markets outperformed peer positions in the MSCI ACWI ex-U.S. Growth Index. Specifically, Fund positions in Emerging Asia and Japan outperformed those of the index and added the most value. Positioning in these regions benefited from strong

OVERVIEW

The fund invests in non-U.S. growth companies. We focus on those firms that we believe demonstrate key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◾	Focuses on growth in an asset class that is mostly defined by core and value offerings

◾	Stresses company fundamentals, including global presence and strong or accelerated earnings growth

◾	Investments driven by international sources of revenue for companies, not on location of headquarters

PORTFOLIO FIT

Investors tend to underinvest in growth outside the U.S. and emphasize growth with U.S.-oriented equity funds. The fund stands as a potential growth-focused addition to a mostly core- or value-intensive international allocation.

FUND NASDAQ SYMBOLS
A Shares	CIGRX
C Shares	CIGCX
I Shares	CIGIX
R Shares	CIGFX

FUND CUSIP NUMBERS
A Shares	128119575
C Shares	128119559
I Shares	128119542
R Shares	128119393

www.calamos.com	15

Calamos International Growth Fund

SECTOR WEIGHTINGS
Information Technology	27.3%
Industrials	17.2
Financials	14.3
Consumer Discretionary	11.1
Consumer Staples	9.8
Health Care	8.5
Materials	5.0
Energy	3.2
Real Estate	1.6
Telecommunication Services	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

corporate fundamentals and global demand trends, while positions in Latin America detracted value due to company-specific factors.

How is the Fund positioned?

We own a combination of secular growth and cyclical opportunities in technology, industrials, consumer discretionary, financials, health care, energy and materials. We are selectively underweight the more defensive market areas including telecom, utilities, consumer staples and real estate based on our view of fundamentals, relative valuations and the market environment.

From a regional perspective, we hold a modest overweight stance in Europe reflecting our view of the region’s improving economic data, reasonable valuations, upside in margins and accommodative policies. We have a significant, though relatively neutral weight in Japan. Improving economic growth and exports, positive earnings revisions and opportunities for efficiencies and capital allocation have influenced our positioning.

We have a positive view and select overweight in emerging markets. On a regional basis, the Fund owns the largest weight in Emerging Asia in addition to select positions in Emerging Europe and Latin America. We believe the outlook for earnings growth is strong, and emerging markets are poised to benefit from a pickup in global demand and stabilization in many currencies and commodities.

The Fund’s largest allocations in absolute terms went toward the information technology, industrials and financials sectors. We added weight in financials and industrials over the period, reflecting our view of a pickup in cyclical conditions and a widening opportunity set. We offset these additions by reducing positions in consumer-facing sectors and health care. The Fund’s smallest allocations include utilities, telecom services and real estate, while we are also underweight in consumer staples and materials.

What are your closing thoughts for Fund shareholders?

The balance of corporate and macroeconomic data points to synchronized and sustained global growth across regions. Global monetary policy remains accommodative, though multiple central banks are edging toward tightening, and we are seeing a pivot toward fiscal stimulus. We see continued opportunities in international equities, reflective of positive fundamentals and relatively attractive valuations. In terms of broad positioning, we favor a blend of investments in secular and cyclical growth companies, but are relatively underweight in defensives overall. We currently see significant opportunities in companies with earnings growth catalysts, solid cash-flow generation and improving-to-strong balance sheets. From a thematic and sector perspective, we presently see opportunities in the information technology sector, cyclical companies in the financials and industrials sectors with improving fundamentals, and select consumer companies that target areas of demand or address key secular themes. Our active investment approach and long-term perspective positions us to take advantage of the opportunities in international markets.

16	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 10/31/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	17

Calamos International Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 3/16/05
Without Sales Charge	29.43%	7.21%	2.88%
With Sales Charge	23.28	6.17	2.38
Class C Shares – Inception 3/16/05
Without Sales Charge	28.47	6.41	2.11
With Sales Charge	27.47	6.41	2.11
Class I Shares – Inception 3/16/05	29.78	7.48	3.14
Class R Shares – Inception 3/1/07	29.06	6.94	2.62

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.39%, Class C shares is 2.14%, Class I shares is 1.14% and Class R shares is 1.64%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2019, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class R shares are 1.38%, 2.13%, 1.13%, 1.63%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra.

The MSCI ACWI ex U.S. Growth Index measures equity market performance of companies outside of the United States with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

18	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

In the 12-month period, the Fund returned 22.46% (Class A shares at net asset value) versus the 26.91% return of the MSCI Emerging Markets index. Reflecting our risk-aware investment approach, the Fund experienced less volatility overall than the index but trailed because of select risk-managed investments in convertible securities and certain holdings in global multinationals with ties to emerging markets.

What factors influenced performance?

With respect to specific effects on performance during the period, we would highlight the following areas:

Consumer Discretionary. The Fund’s overweight position and security selection in the consumer discretionary sector negatively affected results over the one-year period. Specifically, holdings in the automobile industry trailed those of the index. However, we do have a positive view of opportunities in the sector specific to emerging markets and we own companies in diverse industries including internet retail, automotive, cable & satellite, and casinos & gaming.

Energy. The Fund’s security selection in energy also detracted value. Holdings in the oil & gas exploration and production industry underperformed due to challenging fundamentals and excess global supply. We have a selective stance in energy based on some stabilization in global supply and demand, along with tolerable market prices.

Telecom Services. The Fund’s security selection in telecom services added significant value to performance in the period. Specifically, our holdings in the wireless telecom services industry outperformed those of the index due to their stronger growth fundamentals and significant addressable markets.

Technology. The Fund’s selection in technology also added value to performance during the period. Holdings in the data processing & outsourced services and semiconductors industries delivered strong gains. We hold our largest sector weight in technology that comprises many disruptive business leaders with excellent earnings growth potential. From a thematic perspective, we believe our holdings are well aligned to benefit from innovation in mobility, e-commerce, among other trends in emerging economies.

Geographic. From a geographic perspective, the Fund’s select investments in global multi-national businesses with significant ties to emerging markets held back performance as their returns trailed the stronger upside in local emerging market equities. From an emerging markets regional perspective, the Fund added value. Our names in Asia especially outperformed due to higher-quality fundamentals and sustainable growth characteristics.

How is the Fund positioned?

The Fund’s current positioning favors economies benefiting from domestic demand trends, pro-growth fiscal reforms, and a blend of secular demand and cyclical opportunities. We favor investments in China, India, South Korea and select opportunities in Brazil, Mexico, South Africa, Russia and the Philippines.

OVERVIEW

The fund globally invests in growth companies, emphasizing businesses with revenue streams derived within or from emerging markets. The fund is designed to actively manage risk over a full market cycle.

KEY FEATURES

◾	Active risk management aims to generate alpha with less downside risk than the benchmark and peers

◾	Stresses strong or accelerated earnings growth and solid returns on invested capital

◾	Targets well-positioned global growth companies that may benefit from long-term secular themes in emerging markets such as the rise of the emerging-market consumer

PORTFOLIO FIT

Given its focus on risk management, the fund can serve as a long-term emerging market allocation.

FUND NASDAQ SYMBOLS
A Shares	CNWGX
C Shares	CNWDX
I Shares	CNWIX
R Shares	CNWRX

FUND CUSIP NUMBERS
A Shares	128119161
C Shares	128119146
I Shares	128119138
R Shares	128119120

www.calamos.com	19

Calamos Evolving World Growth Fund

SECTOR WEIGHTINGS
Information Technology	25.7%
Financials	23.6
Consumer Discretionary	13.3
Telecommunication Services	8.6
Industrials	8.3
Materials	5.6
Consumer Staples	5.1
Energy	4.9
Real Estate	3.3
Health Care	1.1
Other	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

We made multiple adjustments to sector weights over the one-year period, reflecting our more positive view on emerging markets and a widening opportunity set. We added to financials, technology, industrials and real estate. These were offset by selective reductions in consumer discretionary and staples, health care, and energy. The largest Fund weights went toward technology, financials, consumer discretionary and industrials, while the Fund has a smaller weight or underweight stance in consumer staples, utilities, energy and traditional telecom services versus the index.

From a bottom-up perspective, we favor companies with growth catalysts, stronger balance sheets, and attractive return on invested capital, which are supported by competitive positioning and capital efficiency. In line with our process, we emphasize companies benefiting from secular tailwinds for potential growth.

What closing thoughts do you have for Fund shareholders?

We have a positive view of investment opportunities in emerging markets. A pickup in global growth conditions, positive capital flows and higher corporate earnings are supporting emerging market assets. Emerging market valuations and growth characteristics are favorable and offer the potential to benefit from an enhanced focus on corporate fundamentals versus broader macro topics. While we do not expect a rapid acceleration in economic growth, we see improving trends in emerging market data and perhaps a greater appreciation of the more divergent conditions among economies. We have also seen notable improvements in current accounts, fiscal deficits and currencies across many emerging markets economies, resulting in reduced vulnerability to global interest rates and capital flows.

A significant portion of the returns in emerging market equities in late 2016 was driven by a relatively narrow rally in lower-quality, higher-beta companies. In 2017, we are seeing companies with higher quality fundamentals and more sustainable growth characteristics perform well. We believe our active and risk-aware investment approach will position us to take advantage of the improving opportunity set and equip the Fund for potential downside resilience should volatility spike in emerging markets.

20	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	22.46%	3.66%	4.97%
With Sales Charge	16.68	2.65	4.42
Class C Shares – Inception 8/15/08
Without Sales Charge	21.47	2.89	4.19
With Sales Charge	20.47	2.89	4.19
Class I Shares – Inception 8/15/08	22.72	3.91	5.24
Class R Shares – Inception 8/15/08	22.02	3.39	4.70

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.64%, Class C shares is 2.39%, Class I shares is 1.39% and Class R shares is 1.89%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 8/31/08 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	21

Calamos Emerging Market Equity Fund

OVERVIEW

The fund globally invests in growth companies, whose principal activities are in a developing market or are economically tied to a developing market country that we believe offers the best opportunities for growth.

KEY FEATURES

◾	Stresses company fundamentals, including global presence, strong revenue and earnings growth, solid returns on invested capital, and lower debt-to-capital levels

◾	Actively seeks growth opportunities by investing in equities with at least 80% emerging-market exposure

◾	Draws upon decades of Calamos experience investing globally through multiple economic, market and credit cycles

PORTFOLIO FIT

This actively managed fund complements emerging-market strategies with a less-pronounced growth orientation, such as those that more closely track the broad EM equity market.

FUND NASDAQ SYMBOLS
A Shares	CEGAX
C Shares	CEGCX
I Shares	CIEIX

FUND CUSIP NUMBERS
A Shares	128120789
C Shares	128120771
I Shares	128120763

CALAMOS EMERGING MARKET

EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2017, Calamos Emerging Market Equity Fund gained 22.88% (Class A shares at net asset value) versus the robust 26.91% return for the MSCI Emerging Markets Index. The annual period comprised two relatively distinct phases reflecting rotational markets and significant changes in sentiment and fundamentals. Following an extended period of heightened risk appetite, EMs experienced a widespread sell-off after the last year’s U.S. election brought on by concerns over rising protectionist sentiment, higher interest rates, and the path of the U.S. dollar. The Fund struggled during this initial phase due to our overweight positions in India and Mexico as well as secular-growth holdings in China, which lagged cyclical, value-oriented companies in the index. Our higher-growth, higher-quality fundamental profile and overweight positioning in India and secular growth within China added value year-to-date in 2017 (the second phase), as emerging market performance leadership broadened beyond 2016’s narrow lower-quality, value-led rally.

What factors influenced performance?

With respect to specific effects on performance during the period, we would highlight the following areas:

Consumer Discretionary. The Fund’s overweight position and security selection in the consumer discretionary sector negatively affected performance over the one-year period. Specifically, holdings in the restaurant and education services industries trailed those of the index. However, we do have a positive though selective view of opportunities in the sector specific to emerging markets and we own companies in diverse industries including internet retail, automotive, cable & satellite and casinos & gaming.

Real estate. The Fund’s security selection in the real estate sector also detracted value. Specifically, holdings in the real estate development industry underperformed the rally in the relatively higher-beta index positions. We have seen increased opportunities in the sector based on business catalysts and valuations.

Technology. The Fund’s selection in technology added the most value to Fund performance during the period. Positions in the internet software & service and electronic components industries generated strong gains for the Fund. We hold our largest absolute weight in technology that comprises many disruptive companies with excellent earnings growth potential. From a thematic perspective, we believe our holdings are well aligned to benefit from innovation in mobility, e-commerce, among other trends in emerging economies.

Industrials. The Fund’s holdings in the industrials sector also had a positive impact on performance. Names in aerospace & defense and industrial machinery outperformed thanks to strong market demand and excellent growth fundamentals. We see increased opportunities in the sector, reflecting a pickup in global demand and more cyclical growth opportunities in emerging markets. We own positions in machinery, construction & engineering and aerospace.

22	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund

Geographic. From a country perspective, the Fund’s overweight stance and security selection in China and India added the most value to performance. Specifically, positions in leading secular growth companies and a positive investment backdrop proved beneficial. Conversely, the Fund’s selection in South Korea, Mexico and Indonesia underperformed the index and hampered relative returns over the period.

How is the Fund positioned?

The Fund’s current positioning favors economies benefiting from domestic demand trends, pro-growth fiscal reforms, and a blend of secular demand and cyclical opportunities. We favor investments in China, India, South Korea and select opportunities in Brazil, South Africa, Mexico, Russia, and the Philippines.

We made multiple adjustments to sector weights over the one-year period, reflecting our more positive view on emerging markets and a widening opportunity set. We added to financials, technology, industrials and real estate. These were offset by selective reductions in consumer discretionary and staples, health care, and energy. We hold the largest absolute weights in technology, financials and consumer discretionary, while the Fund has a low absolute weights or underweights in utilities, traditional telecom services, and health care versus the index.

From a bottom-up perspective, we favor companies with growth catalysts, stronger balance sheets, and attractive return on invested capital, which are supported by competitive positioning and capital efficiency. In line with our process, we emphasize companies benefiting from secular tailwinds for potential growth.

What closing thoughts do you have for Fund shareholders?

We have a positive view of investment opportunities in emerging markets. A pickup in global growth conditions, positive capital flows and higher corporate earnings are supporting emerging market assets. Emerging market valuations and growth characteristics are favorable and offer the potential to benefit from an enhanced focus on corporate fundamentals versus broader macro topics. While we do not expect a rapid acceleration in economic growth, we see improving trends in emerging market data and perhaps a greater appreciation of the more divergent conditions among economies. We have also seen notable improvements in current accounts, fiscal deficits and currencies across many emerging markets economies, resulting in reduced vulnerability to global interest rates and capital flows.

A significant portion of the returns in emerging market equities in late 2016 was driven by a relatively narrow rally in lower-quality, higher-beta companies. In 2017, we are seeing companies with higher-quality fundamentals and more sustainable growth characteristics perform well.

We believe our active and risk-aware investment approach will position us to take advantage of the improving opportunity set and equip the Fund for potential downside resilience should volatility spike in emerging markets. We believe our active and selective investment discipline will prove beneficial to the Fund given the numerous crosscurrents and opportunities in emerging markets.

SECTOR WEIGHTINGS
Information Technology	29.3%
Financials	24.9
Consumer Discretionary	11.6
Consumer Staples	6.3
Materials	5.7
Energy	5.5
Industrials	5.1
Other	3.6
Telecommunication Services	2.5
Real Estate	2.4
Health Care	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	23

Calamos Emerging Market Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/13) THROUGH 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2013
Without Sales Charge	22.88%	1.65%
With Sales Charge	17.04	0.36
Class C Shares – Inception 12/31/2013
Without Sales Charge	22.03	0.93
With Sales Charge	21.03	0.93
Class I Shares – Inception 12/31/2013	23.32	1.91

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 2.50%, Class C shares is 3.25% and Class I shares is 2.25%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2019, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.68%, 2.44%, 1.43% of average net assets, respectively. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 12/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

24	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2017, the Fund returned 28.42% (Class A shares at net asset value), versus a 23.46% gain for the MSCI World Index and 26.58% increase for the MSCI ACWI Growth Index. Global equities generated broad-based gains during the period, with positive returns across regions and sectors. Higher share prices reflected generally better economic data, higher corporate earnings and more bullish investor sentiment across both developed and emerging markets.

The Fund outperformed over the annual period, due in part to a combination of secular and cyclical growth allocations in the Fund as well as a rally in global equities that rewarded companies with leading fundamentals. Specifically, strong security selection imbued with higher earnings growth and return-on-invested-capital fundamentals contributed to Fund gains over the period.

Since its inception on March 2, 2007 through October 31, 2017, the Fund returned 7.94% on an annualized basis (Class A shares at net asset value), versus a 5.81% return for the MSCI World Index and a 6.84% return for the MSCI ACWI Growth Index. We believe the Fund’s return profile since inception is a testament to our focus on long-term, active global investing that adds value over complete market cycles.

What factors influenced performance?

With respect to specific effects on performance during the period, we would highlight the following areas:

Information Technology. From a sector perspective, the Fund’s overweight position and leading security selection in technology added considerably to positive performance in the year. Our technology holdings exhibit earnings and cash-flow growth, leverage positive catalysts, and participate in key secular themes. The larger weight and selection in Internet software & services and data processing & outsourced services notably contributed.

Consumer Staples. The Fund’s underweight stance and relative security selection in consumer staples also contributed substantially to fund performance in the period. Fund holdings in the packaged foods and personal products industries performed well due to strong company fundamentals. Within the sector, we own an array of businesses with leading growth potential and attractive cash-flow characteristics in multiple consumer categories.

Materials. The Fund’s slight overweight position and lagging security selection in the materials sector detracted the most value from performance. Specifically, holdings in the construction materials industry underperformed due to security-specific factors. We continue to see select opportunities in materials against a backdrop of improving global demand spurred on by increased building and infrastructure projects as multiple governments pivot policy toward fiscal initiatives.

Health Care. The Fund’s security selection in health care also negatively affected performance. In particular, Fund holdings in the biotechnology industry underperformed. We seek opportunities in health care that provide strong innovation pipelines, superior return on invested capital, and alignment with our secular themes in the sector.

OVERVIEW

The fund invests in equities of companies around the globe. We focus on those firms that we believe demonstrate key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◾	Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors

◾	Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and increasing demand for information and entertainment

PORTFOLIO FIT

The fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS
A Shares	CAGEX
C Shares	CCGEX
I Shares	CIGEX
R Shares	CRGEX

FUND CUSIP NUMBERS
A Shares	128119484
C Shares	128119468
I Shares	128119450
R Shares	128119443

www.calamos.com	25

Calamos Global Equity Fund

SECTOR WEIGHTINGS
Information Technology	34.0%
Industrials	14.1
Financials	13.7
Consumer Discretionary	10.7
Consumer Staples	8.6
Health Care	8.4
Materials	4.4
Energy	3.2
Real Estate	0.8
Telecommunication Services	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Geographic. From a geographic perspective, Fund holdings in both developed and emerging markets outperformed the benchmark. Specifically, Fund positions in Emerging Asia, the U.S. and Europe outperformed those of the index. Positioning in these regions benefited from strong corporate fundamentals and global demand trends, while the Fund’s individual, small positions in Canada and Latin America underperformed and held back return.

How is the Fund positioned?

We own a combination of secular growth and cyclical opportunities in technology, industrials, consumer discretionary, financials, health care, energy and materials. We are selectively underweight the more defensive market areas including telecom, utilities, consumer staples and real estate based on our view of fundamentals, relative valuations and the market environment.

From a regional perspective, we hold a modest overweight stance in Europe reflecting our view of the region’s improving economic data, reasonable valuations, upside in margins and accommodative policies. We have a significant, though relatively neutral weight in Japan. Improving economic growth and exports, positive earnings revisions and opportunities for efficiencies and capital allocation have influenced our positioning.

We have an underweight stance in the U.S. given our concern of relatively expensive valuations and less accommodative monetary policies, though we are also considering positive fundamentals. We own a blend of holdings in core secular growth areas as well as more cyclical businesses and investment opportunities reflecting our view of a pickup in the economy and inflation expectations.

We have a positive view and overweight in emerging market positions. On a regional basis, the Fund owns the largest weight in Emerging Asia in addition to select positions in Emerging Europe and Latin America. Our outlook for earnings growth is strong, and emerging markets are poised to benefit from the pickup in global demand and relative stabilization in many currencies and commodities.

The Fund’s largest allocations in absolute terms went toward the information technology, industrials and financials sectors. We added weight in financials and industrials over the annual period, reflecting our view of a pickup in cyclical conditions and better fundamentals. We offset these additions by reducing positions in consumer discretionary and health care. The Fund’s smallest allocations include utilities, telecom services and real estate, while we are also underweight in health care and consumer staples.

What are your closing thoughts for Fund shareholders?

The balance of corporate and macroeconomic data points to continued synchronized global growth across regions. Global monetary policy remains accommodative overall, though multiple central banks are edging toward tightening, and we are seeing a pivot toward fiscal stimulus. We see continued opportunities in global equities, reflective of positive fundamentals and relatively attractive valuations. In terms of broad positioning, we favor a blend of investments in secular and cyclical growth companies, but are relatively underweight in defensives overall. We see significant opportunities in companies with earnings growth catalysts, solid cash-flow generation and improving-to-strong balance sheets. From a thematic and sector perspective, we see opportunities in the information technology sector, consumer companies with targeted areas of demand, and cyclical companies in the financials and industrials sectors with improving fundamentals and catalysts. Our active investment approach and long-term perspective positions us to take advantage of the opportunities in global equities.

26	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 3/1/07
Without Sales Charge	28.42%	10.52%	5.33%
With Sales Charge	22.27	9.44	4.82
Class C Shares – Inception 3/1/07
Without Sales Charge	27.53	9.70	4.55
With Sales Charge	26.53	9.70	4.55
Class I Shares – Inception 3/1/07	28.82	10.79	5.60
Class R Shares – Inception 3/1/07	28.19	10.24	5.07

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.50%, Class C shares is 2.25, Class I shares is 1.25% and Class R shares is 1.75%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2019, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class R shares are 1.38%, 2.13%, 1.13%, 1.63%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

The MSCI ACWI Growth Index is designed to measure the equity performance of companies with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	27

Calamos Growth and Income Fund

OVERVIEW

The fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Leverages more than three decades of research experience combining equities and convertible holdings to provide equity-like participation

◾	Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics

PORTFOLIO FIT

The fund can provide a long-term core equity allocation with the potential for lower volatility.

FUND NASDAQ SYMBOLS
A Shares	CVTRX
C Shares	CVTCX
I Shares	CGIIX
R Shares	CGNRX

FUND CUSIP NUMBERS
A Shares	128119104
C Shares	128119831
I Shares	128119872
R Shares	128119336

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2017, the Fund gained 17.39% (Class A Shares at net asset value) versus a return of 23.63% for the S&P 500 Index and 20.69% return for the ICE BofAML All U.S. Convertibles ex Mandatory Index.*

We manage this Fund with the goal of achieving upside equity participation and potential downside protection over full market cycles. Since its inception on September 22, 1988, the Fund has returned 11.02% on an annualized basis (Class A shares at net asset value) versus a 10.46% gain for the S&P 500 Index and a 9.50% return for the ICE BofAML All U.S. Convertibles ex Mandatory Index.

Please discuss the Fund’s lower-volatility characteristics?

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.73 (Class A shares) versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, over the life of the Fund with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

U.S. equity markets rallied strongly and steadily over the reporting period. While the period was marked by geopolitical volatility, market volatility had notably diminished. U.S. elections in November 2016 caught many by surprise, as Donald Trump was elected president. He had campaigned to reduce burdensome regulations, decrease taxes for U.S. businesses, overhaul U.S. health care, bring offshore U.S. cash back on shore and raise infrastructure spending. Markets rallied strongly, and while many of the businesses that might benefit most from the new administration’s plans rallied strongest, eventually the equity market’s gains broadened out. For the full reporting period, seven of eleven sectors within the S&P 500 Index saw double-digit gains, and telecom services was the only sector within the index to finish negative for the period.

Despite concerns about North Korea’s weapons tests, Russia’s attempts to influence U.S. elections, continuous finger pointing in the U.S. political arena, Federal Reserve interest rate hikes, the roll-off of quantitative easing, and the selection of a new Fed Chair, volatility was hard to come by in equity markets. Since the market low of November 4, 2016, the U.S. equity market, as measured by the S&P 500 Index, did not experience a correction of 3% through period end, October 31, 2017.

*	With Intercontinental Exchange’s (ICE) acquisition of the BofA Merrill Lynch Global Research FICC index platform, the BofA Merrill Lynch All U.S. Convertibles ex Mandatory Index has been rebranded to ICE BofAML All U.S. Convertibles ex Mandatory Index.

28	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

In our view, this is because markets are climbing on improved economic data. The U.S. was one of the first countries in the global economy to make significant efforts to ease the course of business and help reignite the animal spirits of growth. Subsequently, other regions and countries have followed course and a global recovery began to take shape in the middle of 2016.

In this environment, the Fund performed well, while staying grounded in risk management during a news-laden and angst-filled 12-month reporting period. Equity holdings within the portfolio performed broadly in line with the S&P 500 Index, while convertibles and other securities used to help manage risk, performed well yet lagged the all-equity index.

During the first few days of November 2016 when markets dropped, the Fund performed well and protected assets better than the equity benchmark, as it also did during brief but shallow market sell-offs in March and May of 2017.

In terms of economic sectors, Fund positioning by sector was slightly negative, as an underweight to financials and an overweight to consumer discretionary detracted value, whereas an underweight to consumer staples and real estate added relative value. Issue selection, as noted above, detracted from performance when compared to the all-equity benchmark, as measured by the S&P 500 Index. Not owning several of the higher-performing information technology stocks and attempting to access technology growth potential through securities other than common stocks detracted from relative performance. It should be noted that not all convertible or non-stock holdings underperformed, and they do offer a means to access the underlying businesses at a different price point or structure. Similarly, holdings in consumer discretionary also lagged those of the all-equity benchmark.

Overall, the Fund’s performance was broadly in line with expectations given the risks taken and the historical participation of the Fund relative to equity markets. The fact that the market largely climbed higher in a fairly stable manner for the reporting period does not mean that there were no risks in the equity market. Just as the absence of rain doesn’t mean there won’t be any future storms, the absence of risk doesn’t mean that market risks have been eliminated. The Fund still provides an attractive means to access the equity market in a balanced manner.

Please describe the Fund’s participation in up and down markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total-return-oriented investment that seeks to consistently balance risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it is calculated daily, monthly, quarterly, or in longer-term up-and-down market trends. In the chart below, you can see how the Fund performed through distinct market periods. In the five major market periods shown, the Fund has generally participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

SECTOR WEIGHTINGS
Information Technology	24.5%
Consumer Discretionary	15.1
Financials	12.2
Health Care	11.1
Industrials	9.4
Consumer Staples	7.1
Energy	5.9
Utilities	2.3
Real Estate	2.0
Telecommunication Services	1.9
Other	1.8
Materials	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	29

Calamos Growth and Income Fund

MANAGING RISK OVER MARKET CYCLES

Over the last 20 years, the Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75%. Had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestments of dividends and capital gains.

How is the Fund positioned?

The Fund’s largest weights are represented by the information technology, consumer discretionary, financials and health care sectors. Information technology is the largest sector within the equity index, and continues to offer compelling opportunities featuring businesses with strong balance sheets and market-leading cash-flow potential. Technology companies, as a large and diverse pool of names, also offer opportunities to invest in cyclical as well as more defensive growth, which helps to bring a balanced approach to what the market might prefer for growth. At the end of the reporting period, the Fund held a modest overweight to information technology on an absolute basis and slightly increased the overall equity risk/reward to the sector during the year. Consumer discretionary holdings also represent a modest overweight relative to the equity index, but that relative weight was reduced slightly during the year in favor of opportunities in information technology.

Health care holdings represent the largest absolute underweight relative to the equity benchmark and from an equity risk/reward standpoint. During the year, individual holdings were adjusted, but overall positioning changed little. Health care offers great potential from a growth standpoint, but remains subject to many political risks that are

30	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

beyond the control of individual company management. As such, we have continued to invest with an eye toward risk, while participating in the dynamic space of medicines and technological advances.

We believe that our tilt to stable-yet-high growth and the use of convertible securities to manage risks should place the portfolio in good standing during a continuously volatile political environment.

What closing thoughts do you have for Fund shareholders?

The jury is still out on how brisk a clip of growth the U.S. can sustain, but in our view a recession does not appear imminent. Optimism about tax reform has revitalized the reflation narrative, and we believe the passage of new tax policies could catalyze corporate spending and earnings, as well as another leg of the equity market rally. A stable to weaker dollar and accommodative central bank policies around the world can help sustain global economic expansion, providing additional support to the U.S. economy. When the Fed does move forward with its balance sheet reduction, it will be entering uncharted waters. Even so, we expect a gradual course shaped not only by U.S. economic data but also global conditions.

As we look to upcoming quarters, we see additional upside in stocks. However, risk management and active management are increasingly important in an environment where market participants have been quick to punish any company that disappoints. We also continue to view convertibles favorably given their historical performance in rising rate environments and their ability to dampen volatility versus a pure equity exposure.

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 10/31/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C, Class I and R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	31

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/22/88
Without Sales Charge	17.39%	9.28%	5.33%
With Sales Charge	11.83	8.22	4.82
Class C Shares – Inception 8/5/96
Without Sales Charge	16.54	8.45	4.54
With Sales Charge	15.54	8.45	4.54
Class I Shares – Inception 9/18/97	17.71	9.55	5.59
Class R Shares – Inception 3/1/07	17.10	9.02	5.07

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.12%, Class C shares is 1.87%, Class I shares is 0.87% and Class R shares is 1.37%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The ICE BofAML All U.S. Convertibles ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

32	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2017, the Fund returned 17.16% (Class A shares at net asset value), versus a 23.86% return for the MSCI ACWI Index and 23.46% gain for the MSCI World Index. Global equities generated broad-based gains during the period, with positive returns across regions and sectors. Higher share prices reflected generally better economic data, growth in corporate earnings and more bullish investor sentiment across both developed and emerging markets.

We position the Fund to capture a majority of equity market upside over full market cycles, while also giving diligent attention to mitigating downside risk. We believe that our focus on potential downside protection can provide compelling advantages in a dynamic market environment, but this prudence hampered returns during this period when equities experienced a broad and brisk advance.

In tandem with our risk-managed approach, the Fund’s absolute performance benefited from a combination of secular and cyclical growth as well as a rally in global equities that rewarded companies with leading fundamentals in earnings, capital efficiency and large addressable markets.

What factors influenced performance?

With respect to specific effects on performance during the period, we would highlight the following areas:

Information Technology. From a sector perspective, the Fund’s overweight position and security selection in technology added considerably to positive performance in the year. Our technology holdings exhibit earnings and cash-flow growth, leverage positive catalysts, and participate in key secular themes. The larger weight and selection in Internet software & services and data processing & outsourced services notably contributed.

Consumer Staples. The Fund’s underweight stance and relative security selection in consumer staples also contributed substantially to Fund performance in the period. Fund holdings in the packaged foods and personal products industries performed well due to strong company fundamentals. Within the sector, we own an array of businesses with leading growth potential and attractive cash-flow characteristics in multiple consumer categories.

Consumer Discretionary. An overweight position and security selection in consumer discretionary hindered the Fund return over the period. Portfolio selection in the Internet retail and apparel & accessories industries trailed the stronger outcome in the benchmark MSCI ACWI Index.

Materials. The Fund’s underweight position and lagging security selection in the materials sector also detracted value during the period. Specifically, Fund holdings in the construction materials industry were a disappointment due to security-specific factors. We continue to see select opportunities in materials given a backdrop of improving global demand.

OVERVIEW

The fund invests primarily in global equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Combines equity and convertible holdings in order to limit downside risk while potentially capturing upside equity participation

◾	Provides a core holding option that seeks to maintain a consistent risk posture throughout the market cycle

◾	Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods

PORTFOLIO FIT

The fund can provide a long-term, global-equity core allocation with the potential for lower volatility over a full market cycle.

FUND NASDAQ SYMBOLS
A Shares	CVLOX
C Shares	CVLCX
I Shares	CGCIX
R Shares	CVLRX

FUND CUSIP NUMBERS
A Shares	128119500
C Shares	128119708
I Shares	128119609
R Shares	128119385

www.calamos.com	33

Calamos Global Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	23.0%
Financials	15.1
Industrials	13.8
Consumer Discretionary	13.1
Health Care	8.4
Consumer Staples	6.6
Telecommunication Services	5.2
Energy	4.8
Materials	3.3
Real Estate	2.0
Utilities	1.9
Other	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Geographic. From a geographic perspective, Fund holdings in the U.S. and Europe generated strong absolute gains but significantly trailed the all-equity MSCI ACWI Index. Fund positions in Emerging Asia added the most value, as they benefited from higher-quality attributes and secular growth leadership.

Please describe the Fund’s participation in up- and down-markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total return-oriented portfolio that seeks to consistently balance risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term up and down market trends. In the chart below, you can see how the Fund performed through a few distinct market periods. In the five major market periods shown, we believe that the Fund has participated in the upside movements of the equity market while limiting the downside exposure over times of tumult.

MANAGING RISK OVER MARKET CYCLES

Over the last 20 years, the Global Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when global markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75%. Had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains.

34	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

How is the Fund positioned?

We continue to position the Fund for participation in the global equity market’s upside, while also preparing it to be resilient for market declines and downside volatility. We believe that actively blending convertibles and equities allows us to construct a portfolio that can provide equity-like returns with significantly less volatility and equity beta over full market cycles.

From a regional perspective, we hold a modest overweight stance in Europe reflecting our view of the region’s improving economic data, reasonable valuations, upside in margins and accommodative policies. We have a significant, though relatively neutral stance in Japan. Improving economic growth and exports, positive earnings revisions and opportunities for efficiencies and capital allocation have influenced our positioning.

We have an underweight stance in the U.S. given our concern of relatively expensive valuations and less accommodative monetary policies, though we are also considering many positive fundamental attributes. We own a blend of holdings in core secular growth areas as well as more cyclical businesses and investment opportunities reflecting our view of a pickup in the economy and inflation expectations.

We have a positive view and selective overweight position in emerging markets. On a regional basis, the Fund owns the larger weight in Emerging Asia in addition to select positions in Emerging Europe and Latin America. The outlook for earnings growth is strong, and emerging markets are poised to benefit from the pickup in global demand and relative stabilization in many currencies and commodities.

From a sector standpoint, the Fund’s largest allocations in absolute terms went toward the information technology, industrials and financial sectors. We added weight in financials and industrials over the annual period, reflecting our view of a pickup in cyclical conditions and better fundamentals.

We offset these additions by reducing positions in consumer discretionary and health care. The Fund’s smallest allocations include utilities, telecom services and real estate, while we are also underweight in health care and consumer staples.

What are your closing thoughts for Fund shareholders?

The balance of corporate and macroeconomic data points to continued synchronized global growth across regions. Global monetary policy remains accommodative overall, though multiple central banks are edging toward tightening and we are seeing a pivot toward fiscal stimulus. We see continued opportunities in global equities, reflective of positive fundamentals and relatively attractive valuations. In terms of broad positioning, we favor a blend of investments in secular and cyclical growth companies, but are relatively underweight in defensives overall. We see significant opportunities in companies with earnings growth catalysts, solid cash flow generation and improving to strong balance sheets. From a thematic and sector perspective, we see opportunities in the information technology sector, consumer companies with targeted areas of demand, and cyclical companies in the financials and industrials sectors with improving fundamentals and catalysts. Overall, we remain selective in our allocation of capital and continue to execute on our time-tested process with a focus on managing risks, not returns. We believe our active, risk-managed investment approach and long-term perspective positions us to take advantage of the opportunities in global markets.

www.calamos.com	35

Calamos Global Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 10/31/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

36	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/9/96
Without Sales Charge	17.16%	6.80%	3.01%
With Sales Charge	11.63	5.77	2.50
Class C Shares – Inception 9/24/96
Without Sales Charge	16.41	6.00	2.23
With Sales Charge	15.41	6.00	2.23
Class I Shares – Inception 9/18/97	17.51	7.06	3.26
Class R Shares – Inception 3/1/07	16.99	6.54	2.76

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.46%, Class C shares is 2.21%, Class I shares is 1.21% and Class R shares is 1.71%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	37

Calamos Convertible Fund

OVERVIEW

The fund invests primarily in convertible securities of U.S. companies that are diversified across market sector and credit quality.

KEY FEATURES

◾	Leverages more than three decades of research and experience in convertible security investing

◾	Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

PORTFOLIO FIT

When used in conjunction with an equity allocation, the fund offers a way potentially to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS
A Shares	CCVIX
C Shares	CCVCX
I Shares	CICVX
R Shares	CCVRX

FUND CUSIP NUMBERS
A Shares	128119401
C Shares	128119823
I Shares	128119864
R Shares	128119369

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2017, the Fund returned 16.88% (Class A shares at net asset value), versus the ICE BofAML All U.S. Convertibles Index* return of 18.13%. For the same period, the Value Line Convertible Index rose 15.83% and the S&P 500 Index gained 23.63%.

What factors influenced performance?

The convertible and equity markets rallied during the annual reporting period following Donald Trump’s largely unexpected victory. While Congress has been challenged to implement items on the president’s election platform, investors remained hopeful that tax reform, reduced regulation, and increased infrastructure spending (if implemented) could provide an economic boost. Improved economic data and higher corporate earnings also supported bullish investor sentiment.

Interest rates moved higher during the period as the Federal Reserve hiked its fed funds rate three times during the period to 1.25%. The 3-year U.S. Treasury yield increased from 1.00% to 1.73%, while the 5-year U.S. Treasury yield moved from 1.31% to 2.01%. The 10-year U.S. Treasury yield increased from 1.84% to 2.38%. After the 10-year U.S. Treasury yield hit its bottom of 1.37% on July 8, 2016, the Bloomberg Barclays U.S. Government/Credit Bond Index went on to decline 0.31% through October 31, 2017. This contrasted sharply with the positive 16.81% return of the U.S. convertible index over the same period. This provided yet another proof point that, in our view, convertibles outperform bonds during a period of rising interest rates.

High yield credit spreads narrowed during the period with JPMorgan reporting spreads contracting 142 basis points to 408 basis points above Treasuries. Narrower spreads supported the largely below-investment grade convertible market.

During the period, the rising equity environment was most favorable to convertibles with the most equity sensitivity. Convertibles with most equity sensitivity were up 36.24% and strongly outperformed those with balanced risk-reward attributes (+15.38%) and those with the most credit sensitivity (+9.05%)

Economic Sector Detractors

Health Care. An underweight position and selection in health care detracted from the Fund’s return. Fund holdings in the biotechnology and managed health care industries notably underperformed.

Energy. An underweight position and selection within the energy sector also held back the period result, as Fund holdings within oil & gas exploration & production and oil & gas drilling were a drag.

*	With Intercontinental Exchange’s (ICE) acquisition of the BofA Merrill Lynch Global Research FICC index platform, the BofA Merrill Lynch All U.S. Convertibles Index has been rebranded to ICE BofAML All U.S. Convertibles Index.

38	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

Economic Sector Contributors

Information Technology. Security selection in the information technology sector contributed significantly to performance during the period. Positions within the data processing & outsourced services, communications equipment, and semiconductors industries outperformed. Additionally the Fund held relatively heavy allocations to the strong-performing semiconductor equipment and home entertainment industries.

Telecom Services. Security selection in the telecom services sector was also beneficial during the period. Portfolio holdings in the integrated telecommunication services industry held up significantly better than names in the index.

Please describe the Fund’s participation in up- and down-markets since its inception.

Convertible securities combine characteristics of stocks and fixed income securities. Like stocks, convertibles typically offer potential upside participation in rising equity markets. Like bonds, convertible securities may provide income and potential downside protection in declining equity markets. There are a variety of ways to express up-market and down-market capture, whether it is monthly, quarterly, or as we look at the markets—in longer-term up-and-down-market trends. In the chart below, you can see how the Convertible Fund performs compared to the U.S. equity and convertible markets through distinct market periods over the past 20 years. In the five major market periods shown, we believe that the Fund has participated in the upside movements of the equity market while limiting downside exposure during times of tumult.

SECTOR WEIGHTINGS
Information Technology	38.4%
Consumer Discretionary	18.4
Health Care	14.3
Financials	7.9
Industrials	6.0
Real Estate	4.3
Utilities	2.4
Energy	1.9
Materials	1.4
Telecommunication Services	0.7
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	39

Calamos Convertible Fund

MANAGING RISK OVER MARKET CYCLES

Over the last 20 years, the Convertible Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 2.25%.* Had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividend and capital gains.

*	Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

How is the fund positioned?

The Fund’s largest allocation went toward information technology where favorable cyclical and secular opportunities remain intact. Within the sector, semiconductors represent our largest industry allocation and have been one of the strongest-performing areas of the market during the quarter as heavy demand continued to drive quarterly results. Consumer discretionary remains the largest relative overweight. This leaning has been bottom-up driven based on attractive positions in the media and auto industries. Positive employment data, wage gains, stock market and home-valuation appreciation have all contributed to a positive consumer wealth effect and consumer confidence, which, in our view, should continue to prove positive for the consumer and support our overweight positioning.

The relative underweights fall within REITs, utilities and staples, as these have been primarily defensive sectors and the convertibles in these sectors offered unattractive risk/reward structures. The financials sector is also a relative underweight, as convertibles in the sector present predominantly bond-like profiles and will not benefit from a potentially favorable equity backdrop.

40	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

What are your closing thoughts for Fund shareholders?

We continue to have a favorable view of equity markets supported by a gradual-but-strengthening global economy, accommodative monetary policy, tame inflation expectations, strong corporate earnings and a reduced regulatory environment in the U.S. While the lack of volatility in the markets was one of the more surprising developments during the reporting period, we continue to believe that maintaining an appropriate risk/reward profile is prudent. As such, the balanced portion of the convertibles market remains the largest exposure in the portfolio. Moreover, we actively manage the Fund, seeking to ensure it has the appropriate level of downside protection. In addition, we expect that developments on U.S. tax reform could have an outsized positive effect on convertible market issuers as they tend to have smaller market capitalizations and are more domestically exposed than the broader market. We also anticipate there will be healthy new issuance into year-end, given the strong equity market performance and motivated issuers looking to raise capital for growth projects. We continue to view convertibles as a favorable asset class given their historical performance in rising rate environments and their potential to dampen volatility versus a pure-equity exposure.

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 10/31/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%.* Had it been included, the Fund’s return would have been lower. The Fund also offers Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

*	Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

www.calamos.com	41

Calamos Convertible Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/21/85
Without Sales Charge	16.88%	8.09%	4.71%
With Sales Charge	11.35	7.05	4.20
Class C Shares – Inception 7/5/96
Without Sales Charge	15.99	7.28	3.93
With Sales Charge	14.99	7.28	3.93
Class I Shares – Inception 6/25/97	17.14	8.35	4.97
Class R Shares – Inception 3/1/07	16.60	7.83	4.47

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.15%, Class C shares is 1.90%, Class I shares is 0.90% and Class R shares is 1.40%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The ICE BofAML All U.S. Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Due to their structural complexities, the attributes of convertibles may vary. Therefore, they are typically categorized as Yield Alternatives represented by the U.S. CV Index (VYLD), Total Return Alternatives represented by the U.S. CV Index (VTOT), or Equity Alternatives represented by the U.S. CV Index (VEQU).

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

42	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2017, the Fund returned 14.86% (Class A shares at net asset value) versus the ICE BofAML Global 300 Convertible Index* return of 16.13%.

What factors influenced performance?

The global equity and convertible markets performed strongly as prices reflected synchronized global growth that included generally better global economic data, supportive monetary policy, higher corporate earnings and more bullish investor sentiment across both developed and emerging markets.

Global interest rates moved higher during the period as illustrated by the Barclays Bloomberg Global Aggregate Index 1.18% return, which was below its yield. U.S. Interest rates rose after the Federal Reserve hiked its fed funds rate three times during the period up to 1.25%. The 3-year U.S. Treasury yield increased from 1.00% to 1.73%, while the 5-year U.S. Treasury yield moved from 1.31% to 2.01%. The 10-year U.S. Treasury yield increased from 1.84% to 2.38%. After the 10-year U.S. Treasury yield reached its bottom of 1.37% on July 8, 2016, the Bloomberg Barclays Global Aggregate Index went on to decline 1.18% through October 31, 2017. This contrasted sharply with the positive 14.28% return of the ICE BofAML Global 300 Convertible Index over the same period.

Global high yield credit spreads narrowed during the period with JPMorgan reporting global spreads contracting 152 basis points to 399 basis points above government securities. Narrower spreads supported the largely below-investment-grade convertible market, especially convertibles with CCC-implied credit ratings. Consistent with our investment process, we were relatively underweight to these weak credit names.

During the period, the market environment was most favorable to the equity-sensitive convertibles. Convertibles with most equity sensitivity were up 42.3% and strongly outperformed those with balanced risk/reward attributes (+11.4%) and those with the most credit sensitivity (+8.1%) Our approach led us to be underweight the most equity-sensitive convertibles in favor of those with balanced risk/reward attributes.

Economic Sector Contributors

Industrials. Security selection in the industrials sector was supportive to the period result, as holdings within the aerospace & defense and construction machinery & heavy trucks industries strongly outperformed.

Consumer Discretionary. Strong security selection in the consumer discretionary sector also added value during the period. Holdings in the apparel, accessories & luxury goods, movies & entertainment, and automobile manufacturers industries all outperformed.

*	With Intercontinental Exchange’s (ICE) acquisition of the BofA Merrill Lynch Global Research FICC index platform, the BofA Merrill Lynch Global 300 Convertible Index has been rebranded to ICE BofAML Global 300 Convertible Index.

OVERVIEW

The fund invests in global convertible securities. It strives to balance risk/reward, while providing growth and income.

KEY FEATURES

◾	Provides broadly diversified exposure to the global convertible bond universe

◾	Leverages more than 30 years of research in convertible security investing

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

◾	Blends global investment themes and fundamental research via active management

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the fund can provide a means to manage risk in conjunction with an equity allocation. The fund can also serve a role within a fixed income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS
A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX
R Shares	CRGCX

FUND CUSIP NUMBERS
A Shares	128120748
C Shares	128120730
I Shares	128120722
R Shares	128120714

www.calamos.com	43

Calamos Global Convertible Fund

SECTOR WEIGHTINGS
Information Technology	18.0%
Consumer Discretionary	15.7
Financials	14.6
Industrials	10.2
Health Care	9.8
Real Estate	6.1
Energy	4.5
Telecommunication Services	4.3
Utilities	1.5
Materials	0.5
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Economic Sector Detractors

Health Care. An underweight position and selection in health care detracted from the Fund’s return. Portfolio holdings in the biotechnology and managed health care industries notably fell short.

Energy. An underweight position and selection within the energy sector also held back the period result as holdings within oil & gas exploration & production lagged.

Geographic Influences

Security selection in Europe added value during the reporting period. An underweight allocation and security selection in Japan also added value.

Security selection in the United States as well as the Emerging Europe and South Africa regions held back the result. The portfolio benefited from its underweight to the Japanese yen, which weakened relative to the U.S. dollar. However, an overweight allocation to the euro held back the result.

How is the Fund positioned?

Our current positioning places an emphasis on the more balanced structures within the convertible market, which we believe enables us to participate in upside equity moves, yet protect on the downside. Within the more credit-sensitive structures, we are favoring companies with higher-quality balance sheets and businesses that we believe stand to improve their credit profiles. Within the equity- sensitive structures, we are highly mindful of valuation criteria and seek companies that generate above-average organic growth.

The largest allocation in the portfolio is information technology, as we see opportunities within both secular and cyclical themes such as cloud computing, the expansion of semiconductors in multiple end markets, the continued explosion of data and upcoming product cycles. The tech sector also derives benefits from potential fiscal stimulus efforts and tax reform. The second largest area and largest relative overweight is consumer discretionary where our selection has been largely bottom up within the media and auto industries. The portfolio’s lightest allocations are consumer staples, utilities and materials. Our positioning has favored growth and these sectors represent smaller segments within the convertible market.

From a geographic perspective relative to the BAML G300 index, the Fund has slightly heavier weightings to Europe and the Emerging Europe and South Africa regions. The portfolio is relatively slightly underweight to the United States, Japan, Emerging Asia and Emerging Latin America.

Do you have any closing thoughts for shareholders?

We maintain a favorable view of equity markets supported by synchronized global growth across regions. The lack of volatility in the markets has been one of the more surprising developments to us during the reporting period, but we continue to believe that maintaining an appropriate risk/reward profile is prudent. As such, the balanced portion of the convertible market remains the largest exposure in the portfolio, and we are actively managing it to ensure an appropriate level of downside protection. We also anticipate there will be healthy new issuance into year-end, given the strong equity market performance and motivated issuers looking to raise capital for growth projects. We continue to view convertibles as a favorable asset class given their historical performance in rising rate environments and their potential to dampen volatility versus a pure-equity exposure.

44	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	14.86%	5.48%
With Sales Charge	9.44	3.68
Class C Shares – Inception 12/31/2014
Without Sales Charge	13.95	4.70
With Sales Charge	12.95	4.70
Class I Shares – Inception 12/31/2014	14.98	5.74
Class R Shares – Inception 12/31/2014	14.29	5.14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.47%, Class C shares is 2.22%, Class I shares is 1.22% and Class R shares is 1.72%. The fund’s investment adviser has contractually agreed to reimburse the fund expenses through March 1, 2019, to the extent necessary so that total annual fund operating expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R shares are limited to 1.36%, 2.11%, 1.11%, 1.60% of average net assets, respectively. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25%* for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC). *Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

NOTES:

The ICE BofAML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region.

Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	45

Calamos Total Return Bond Fund

OVERVIEW

The Fund invests primarily in a diversified portfolio of investment-grade debt securities that generally have a dollar-weighted average portfolio duration between three to ten years.

KEY FEATURES

Dynamically allocates across the broad sectors of the U.S. investment-grade bond market, including corporate debt, U.S. Treasury bonds and agencies, mortgage-backed securities, and asset-backed securities.

◾	Opportunistic sector allocations provide greater flexibility in managing risk/reward.

◾	Complementary allocations may include high-yield securities, international bonds and bank loans.

◾	Managed by an experienced team, following a time-tested, risk-conscious philosophy.

PORTFOLIO FIT

The Fund may be suitable for investors as the cornerstone for a fixed-income allocation, with investments diversified across the major sectors of the U.S. bond market. Complementary allocations to specialized fixed-income strategies seek to enhance return potential and better manage risk.

FUND NASDAQ SYMBOLS
A Shares	CTRAX
C Shares	CTRCX
I Shares	CTRIX
R Shares	CTRRX

FUND CUSIP NUMBERS
A Shares	128119310
C Shares	128119286
I Shares	128119278
R Shares	128119260

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ending October 31, 2017, the Fund gained 0.92% (Class A shares at net asset value) performing in line with the 0.90% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

Since its inception on June 27, 2007, the Fund gained 4.29% on an annualized basis (Class A shares at net asset value) versus 4.44% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

With a 3.46% return, corporate bonds bested all other sectors within the index, and our overweight allocation, specifically within industrial-related sectors, was the largest positive contributor during the 12-month period. The underweight allocation to Treasury bonds, the worst-performing sector in the index, also buoyed return. Underweights to both government agency debt and utility companies were detractors.

Source: U.S. Department of Treasury

From a credit-quality perspective, our underweight to AAA-rated bonds, and overweights to both BBB-rated and below-investment-grade bonds contributed positively to performance. Within the rated bucket, our security selection weighed down return.

Treasury rates across the yield curve moved higher during the reporting period. Some of the upward movement in rates was offset by credit spreads moving lower. While the portfolio held a shorter duration than the index for most of the year, long-duration bonds were the best-performing maturity component of the yield curve. During the period, the 10+-year bucket returned 2.30%, versus the overall index return of 0.90%. Two-year Treasury yields increased 76 basis point to 1.60%, while 30-Year Treasury yields increased 30 basis points to 2.88%.

46	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

How is the Fund positioned?

The Fund has a duration of 5.6 years versus the 5.9 years duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund continues to be overweight corporate bonds in both the investment-grade and high yield ratings categories. Because of these overweights, the average credit quality of the portfolio is A+ versus AA for the index. As credit spreads (the incremental yield an investor earns over U.S. Treasury yields) have moved lower over the reporting period, we have reduced the amount of the corporate bond overweight. The Fund is underweight mortgage-related debt in both residential and commercial mortgage markets, though over the last year the allocation has been increased as economic growth in the United States has accelerated and real estate values strengthen.

Within the corporate bond allocation, our heaviest weightings are found in the banking, consumer cyclical, and consumer non-cyclical sectors. The lightest positions are in finance companies, brokerage/asset managers, and basic industry.

What are your closing thoughts for Fund shareholders?

We believe the current environment of economic growth and low inflation will continue to support the fixed income asset class. Over the last 12 months, the United States Federal Reserve Bank continued removing accommodation from the global financial system via its balance sheet normalization program and three hikes of the federal funds rate. However, other central banks, including the European Central Bank and the Bank of Japan, have more than compensated for the Fed and driven demand for high-quality fixed income assets around the globe. Until we see substantial changes in monetary policy from overseas, interest rates in the United States should remain attractive to foreign investors creating support for domestic bond markets. Additionally, our expectation for strength in the Chinese economy should provide support for both energy and industrial metal commodities.

Opportunities for outperformance based on security selection do exist, but in the tight-spread environment investors need to know where to look. The fundamental research-driven, bond-by-bond approach to security selection exercised by our skilled management team helps us opportunistically position Calamos Total Return Bond Fund.

ASSET ALLOCATION
Corporate Bonds	60.2%
U.S. Government and Agency Securities	35.2
Asset Backed Securities	2.3
Cash and Receivables/Payables	1.2
Residential Mortgage Backed Security	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	47

Calamos Total Return Bond Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/27/07
Without Sales Charge	0.92%	2.29%	4.03%
With Sales Charge	-2.85	1.52	3.64
Class C Shares – Inception 6/27/07
Without Sales Charge	0.17	1.53	3.26
With Sales Charge	-0.81	1.53	3.26
Class I Shares – Inception 6/27/07	1.18	2.54	4.30
Class R Shares – Inception 6/27/07	0.67	1.99	3.76

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 0.97%, Class C shares is 1.72%, Class I shares is 0.72% and Class R shares is 1.21%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2019 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class R shares are limited to 0.88%, 1.63%, 0.63%, 1.12% of average net assets, respectively. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Duration is useful in measuring a bond fund’s sensitivity to changes in interest rates. The longer the duration, the more a bond fund’s price will fluctuate when interest rates change.

48	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund

CALAMOS HIGH INCOME OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2017, the Fund returned 7.82% (Class A shares at net asset value) versus a gain of 8.92% for the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index. The ICE BofAML High Yield BB-B Constrained index* and Credit Suisse U.S. High Yield Index returned 8.25% and 9.04%, respectively, for the period.

Since its inception on August 2, 1999, the Fund gained 6.19% on an annualized basis (Class A share at net asset value) versus a 7.25% return for the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index.

What factors influenced performance?

Substantial credit spread tightening in the high yield market had the greatest impact on performance during the reporting period. The average option-adjusted spread† for the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index declined from 4.77% to 3.38%. Lower credit-quality bonds outperformed, as CCC-rated issues returned 13.55%, while BB-rated issues returned 7.56%. Therefore, the Fund’s underweight to BB-rated bonds was a positive contributor, while our underweight to the CCC-rated market for much of the reporting period detracted from performance.

Source: U.S. Department of Treasury

From an industry perspective, our security selection within the metals and mining, wireless, and media/entertainment industries contributed to return. Conversely, the Fund’s overweight allocation to and security selection within the consumer cyclical and capital goods sectors detracted from performance.

*	With Intercontinental Exchange’s (ICE) acquisition of the BofA Merrill Lynch Global Research FICC index platform, the BofA Merrill Lynch High Yield BB-B Constrained Index has been rebranded to ICE BofAML High Yield BB-B Constrained Index.

†	Option-adjusted spread (OAS) is the yield spread which has to be added to a benchmark yield curve to discount a security’s payments to match its market price; uses a dynamic pricing model that accounts for embedded options.

OVERVIEW

The fund invests primarily in a diversified portfolio of U.S. high yield bonds.

KEY FEATURES

◾	Emphasizes total return rather than an exclusive focus on yield; our total-return framework enhances our ability to potentially generate alpha and preserve capital over entire credit cycles

◾	A disciplined process utilizes proprietary credit research to identify securities most likely to migrate to investment grade, ahead of a rating agency upgrade

◾	Multi-faceted risk management includes stress testing under various economic assumptions and avoids securities with a high probability of default and low expected recovery from default losses

PORTFOLIO FIT

The fund can complement investment-grade credit exposure, providing attractive income and total-return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS
A Shares	CHYDX
C Shares	CCHYX
I Shares	CIHYX
R Shares	CHYRX

FUND CUSIP NUMBERS
A Shares	128119815
C Shares	128119799
I Shares	128119781
R Shares	128119377

www.calamos.com	49

Calamos High Income Opportunities Fund

SECTOR WEIGHTINGS
Consumer Discretionary	19.1%
Industrials	13.9
Energy	13.3
Financials	10.9
Materials	10.7
Health Care	10.0
Telecommunication Services	9.8
Information Technology	5.3
Consumer Staples	2.7
Utilities	1.7
Real Estate	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Energy-related issuers delivered strong performance over the 12-month period, as crude oil prices rallied. The Fund’s underweight allocation to the sector was a net negative factor, but our security selection mitigated the impact.

How is the Fund positioned?

The Fund is currently overweight to both the consumer cyclical and basic industry sectors where fundamentals continued to improve over the reporting period. Within the consumer cyclicals sector, we are overweight both the automotive and home construction industries. Within the basic industry sector, the Fund is overweight the metals and mining industry. Both these sectors tend to outperform in periods when the U.S. economy is accelerating—as has been the case in recent quarters.

The Fund is currently underweight to the capital goods, communications and technology sectors. Within the capital goods sector, the Fund is underweight the aerospace/defense industry. Within the communications sector, we are underweight the cable, satellite, and wireless industries. These sectors currently offer less value than others in the high yield market and also face challenges from industry consolidation. Therefore, we do not feel investors are being compensated as well for the potential risks in these sectors.

From a credit-quality perspective, the Fund is positioned with relative underweights in the BB and B-rated categories, while currently overweight toward CCC and non-rated issuers. We also have a higher overall duration (4.1 years) in the portfolio relative to the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index (3.6 years).

Income seeking investors have driven strong demand for the asset class, and we remain focused on employing our disciplined, repeatable research process to build the portfolio bond by bond.

What are your closing thoughts for shareholders?

Fundamental improvements in a variety of industries over the 12 months ended October 31, 2017, have driven the high yield asset class upward. Overall, corporate leverage has been declining on the back of strong earnings growth. Commodity prices have played an important role, as both energy and industrial-related raw materials have witnessed substantial price increases over the 12-month period. Credit spreads (the incremental yield an investor earns over U.S. Treasury yields) decreased by over 1% in the period. This can be attributed, in part, to improvement of two headline measures of credit quality in the United States. First, net leverage among high yield issuers continues to decline from the market cycle’s highs in 2015. Second, the market has experienced a considerable drop in the default rate among high yield companies from 3.59% to 1.18%. While credit spreads have tightened over the last year, we continue to see strong prospects in certain areas. In this environment, our skilled management team’s focus on fundamental research and their bond-by-bond approach to security selection allows us to capitalize on idiosyncratic opportunities in the high yield market.

50	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 10/31/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%.* Had it been included, the Fund’s return would have been lower. The Fund also offers Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC. *Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

www.calamos.com	51

Calamos High Income Opportunities Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/2/99
Without Sales Charge	7.82%	4.35%	4.90%
With Sales Charge	2.70	3.35	4.39
Class C Shares – Inception 12/21/00
Without Sales Charge	6.97	3.54	4.11
With Sales Charge	5.97	3.54	4.11
Class I Shares – Inception 3/1/02	8.09	4.60	5.16
Class R Shares – Inception 3/1/07	7.42	4.05	4.63

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.33%, C shares is 2.08%, Class I shares is 1.08% and Class R shares is 1.57%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer.

The ICE BofAML High Yield BB-B Constrained Index tracks the performance of BB- and B-rated high yield bonds.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

52	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2017, the Fund returned 4.74% (Class A shares at net asset value) versus a 1.05% increase for the Bloomberg Barclays U.S. Government/Credit Bond Index and a 0.67% return for the Citigroup 30-Day U.S. Treasury Bill Index. For both the 5-year and 10-year periods as of October 31, 2017, the Fund’s A shares return ranked in the 15th percentile and 16th percentile, respectively, in the Morningstar Market Neutral category peer group.* Launched more than 25 years ago, the strategy is one of the first liquid alternative mutual funds and blends two main strategies, convertible arbitrage and covered call writing. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially versus fixed income securities.

Both strategies utilized in the Fund, convertible arbitrage and covered call writing, contributed positively to performance during a period that included rising interest rates. Since its inception on September 4, 1990, the Fund gained 6.32% on an annualized basis (Class A shares at net asset value). For the same period, the Bloomberg Barclays U.S. Government/Credit Bond Index gained 6.17% while the Citigroup 30-Day U.S. Treasury bill Index returned 2.54%.

What factors influenced performance?

The Convertible Arbitrage and Covered Call Writing strategies of the Market Neutral Income Fund performed positively during the reporting period and contributed to the overall Fund Return.

Volatility declined during the period. The CBOE Volatility Index (VIX) declined from 17.06 at the beginning of the period to 10.18. With the exception of the first few days of the period surrounding the U.S. Presidential election and short bouts brought on by North Korean weapons testing, volatility traded significantly below its long-term average of 19.42 during the period. Lower overall volatility muted the Fund’s ability to generate results from convertible arbitrage rebalancing and call option premium capture. On the other hand, put protection was relatively inexpensive which worked to the Fund’s advantage.

Elevated option skew was persistent during the period. The Credit Suisse “Fear Barometer” Index, an index that compares the relative value of calls versus puts, finished the reporting period at 33.07. This level was well above the 20.28 historical average of the Fear Barometer and indicated that calls were relatively inexpensive compared to puts given the low interest rate environment. While the option skew presented the challenge of collecting narrower premium capture than historically, it also presented opportunities to use call and put spreads.

*	Data is as of 10/31/17. Morningstar category percentile ranking is based on annualized total return for the 5-year and 10-year periods. Calamos Market Neutral Income Fund Class A shares were in the 38th, 22nd, 15th, and 16th percentiles of 153, 121, 84 and 43 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Market Neutral category.

†	Skew describes asymmetry from the normal distribution in a set of statistical data.

OVERVIEW

The fund’s core market strategies include covered call writing and convertible arbitrage. Together, these strategies intend to provide the fund with an enhanced potential for risk-managed returns due to their differing responses to volatility.

KEY FEATURES

◾	One of the first alternative mutual funds capitalizes on more than three decades of experience in the convertible space

◾	Lower correlation with most fixed income benchmarks provides a means to dampen volatility

◾	Risk-management focus blends strategies to achieve the most appropriate risk/reward profile

PORTFOLIO FIT

The fund may provide potential diversification, particularly in a low-interest-rate environment.

FUND NASDAQ SYMBOLS
A Shares	CVSIX
C Shares	CVSCX
I Shares	CMNIX
R Shares	CVSRX

FUND CUSIP NUMBERS
A Shares	128119203
C Shares	128119849
I Shares	128119880
R Shares	128119351

www.calamos.com	53

Calamos Market Neutral Income Fund

SECTOR WEIGHTINGS
Information Technology	36.6%
Consumer Discretionary	16.5
Health Care	13.5
Financials	9.0
Industrials	7.3
Energy	4.6
Consumer Staples	4.1
Telecommunication Services	3.6
Real Estate	2.6
Materials	2.6
Utilities	2.2
Other	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

During the period, the Federal Reserve raised the fed funds rate by 25 basis points on three occasions up to 1.25%. This was supportive to the interest carry on our convertible arbitrage short equity positions.

According to JPMorgan, high yield credit spreads contracted 142 basis points during the period to 408 basis points above Treasuries. Narrower spreads were supportive to the convertible arbitrage portion of the portfolio, as the bond portion of the convertible became more valuable. Narrowing spreads also more than offset rising interest rates during the period. Three and five-year Treasury yields moved 45 and 50 basis points higher to 1.45% and 1.84%, respectively.

How is the Fund positioned?

At the end of the reporting period, the Fund had roughly equal allocations between the convertible arbitrage (52.6%) and covered call writing (47.4%) strategies. Our outlook projects similar though complementary risk-adjusted returns going forward, which accounts for this strategy parity. Given the elevated option skew discussed above, we have found call and put spreads to be very valuable tools. By using slightly closer-to-the-money calls, buying out-of-the-money calls, and adding near-the-money put spreads, we are able to construct a more effective hedge that still has a delta and profile similar to our historical hedge.

What are your closing thoughts for Fund shareholders?

While VIX volatility has been historically low, economic sector and single name volatility has not been as depressed, and we have been able to benefit from volatility in our convertible arbitrage strategy. Volatility in the market may increase at some point in the future stemming from a variety of potential sources. Post-election euphoria has waned a year out in a politically polarized Washington. Geopolitical events surrounding Syria, ISIS, North Korea and even Spain may also potentially disrupt markets.

After a prolonged period of historically low interest rates, the Fed has been increasing short-term rates, and longer-term rates are poised to move higher. While accommodative monetary policies and purchase programs from other global central banks may prevent soaring U.S. interest rates, the interest rate environment is likely to see fluctuation amid speculation over the direction and magnitude of interest rates movements. Within asset allocation, we see opportunities for investors in the Fund. When used within the fixed income allocation, the Fund has historically provided bond-like returns with bond-like risk without having bond-like interest rate sensitivity. Additionally, as the Fund has had lower correlations to other asset classes, portfolios should benefit as the Fund can provide stability in a market environment that turns increasingly volatile.

54	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%.* Had it been included, the Fund’s return would have been lower. The Fund also offers Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC. *Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

www.calamos.com	55

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	4.74%	3.49%	2.84%
With Sales Charge	-0.20	2.49	2.35
Class C Shares – Inception 2/16/00
Without Sales Charge	3.98	2.71	2.08
With Sales Charge	2.98	2.71	2.08
Class I Shares – Inception 5/10/00	5.07	3.74	3.10
Class R Shares – Inception 3/1/07	4.58	3.24	2.58

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 1.22%, C shares is 1.97%, Class I shares is 0.97% and Class R shares is 1.47%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

Morningstar Market Neutral Category represent funds that attempt to eliminate the risks of the market by holding 50% of assets in long positions in stocks and 50% of assets in short positions.

The S&P 500 Volatility Index or VIX (based on its CBOE ticker symbol) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

The Credit Suisse Fear Barometer essentially tracks the willingness of investors to pay up for downside protection with collar trades on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

56	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Income Fund

CALAMOS HEDGED EQUITY INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2017, the Fund gained 8.77% (Class A shares at net asset value) versus the S&P 500 Index gain of 23.63% and the Bloomberg Barclays U.S. Aggregate Bond Index return of 0.90%. Since its inception on December 31, 2014, the Fund gained 4.25% on an annualized basis (Class A shares at net asset value), versus 10.50% for the S&P 500 Index and 2.25% for the Bloomberg Barclays U.S. Aggregate Bond Index. In this strategy, we utilize covered call writing in which we sell call options for income and buy a basket of equities that represents the broad stock market. The selling prices of call options tend to be higher when volatility is higher.

What factors influenced performance?

The equity markets rallied during the annual reporting period following Donald Trump’s largely unexpected victory. While Congress has been challenged to implement items on the president’s election platform, investors remained hopeful that tax reform, reduced regulation, and increased infrastructure spending (if implemented) could provide an economic boost. Improved economic data and higher corporate earnings also supported bullish investor sentiment.

Volatility declined during the period. The CBOE Volatility Index (VIX) declined from 17.06 at the beginning of the period to 10.18. With the exception of the first few days of the period surrounding the U.S. Presidential election and short bouts brought on by North Korean weapons testing, volatility traded significantly below its long-term average of 19.42 during the period. Lower overall volatility muted the Fund’s ability to generate results from call option premium capture. On the other hand, put protection was relatively inexpensive, which worked to the Fund’s advantage.

Elevated option skew was persistent during the period. The Credit Suisse “Fear Barometer” Index, an index that compares the relative value of calls versus puts, finished the reporting period at 33.07. This level was well above the 20.28 historical average of the index and indicated that calls were relatively inexpensive compared to puts given the low interest rate environment. While the option skew presented the challenge of collecting narrower premium capture than historically, it also provided opportunities to use call and put spreads.

How is the fund positioned?

Option Positioning. The current skew in the options market has presented opportunites to utilize call and put spreads, which have provided positive results in terms of the current portfolio’s risk/reward (skew). This positioning has provided additional protection over and above our typical 40–50% put notional minimum and added upside participation potential. Our call spread positioning involves writing calls that are closer-to-the-money while at the same time purchasing out-of-the-money calls. In addition to buying protective puts, we are using put spreads to improve the downside protection. We have sold deep out-of-the-money puts and utilized the premium to purchase closer-to-the-money puts. We have frequently adjusted the call and put quantities to maintain a balanced risk/reward.

OVERVIEW

The fund is an alternative strategy that invests in equities and sells options with the aim of achieving the total return of equity markets with lower volatility. It utilizes a covered call strategy, which involves investing in a diversified portfolio of equities while using options to generate income and manage risk.

KEY FEATURES

◾	Draws upon almost a decade of experience in covered call writing and two decades of equity investing

◾	Option-based risk-management strategy attempts to lower the volatility of equity investments

◾	An alternative approach potentially provides upside participation in equity markets while limiting downside exposure

PORTFOLIO FIT

The fund provides an alternative strategy that can generate income and provide equity exposure with potentially lower volatility than equities.

FUND NASDAQ SYMBOLS
A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX

FUND CUSIP NUMBERS
A Shares	128120698
C Shares	128120680
I Shares	128120672

www.calamos.com	57

Calamos Hedged Equity Income Fund

SECTOR WEIGHTINGS
Information Technology	26.9%
Health Care	14.8
Financials	14.7
Consumer Discretionary	14.0
Industrials	10.6
Consumer Staples	7.9
Energy	6.6
Utilities	3.0
Real Estate	2.7
Materials	2.6
Telecommunication Services	2.2
Other	2.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Sector Positioning. At the end of the reporting period and relative to the S&P 500 Index, the equity basket was slightly overweight to the information technology and consumer discretionary sectors. The portfolio had slight underweights to the consumer staples, financials, utilities and materials sectors.

Market Cap Positioning. Relative to the S&P 500 Index, the portfolio maintained a heavier relative weight to larger cap (>$25b) holdings and a lighter weight to mid cap ($12b to $25b) names.

What are your closing thoughts for Fund shareholders?

We are constructive on the equity markets given our view that the U.S. economy appears positioned for measured expansion. The potent mix of tax reform and lower regulations may provide impetus to move the markets higher. Despite index volatility being historically low, volatility in the market may increase at some point in the future stemming from a variety of potential sources. The market’s enthusiasm surrounding tax reform, deregulation, and infrastructure spending may wane in the harsh light of a politically polarized Washington that seems challenged to accomplish much of anything. Geopolitical flash points, including Syria, ISIS and North Korea may also potentially disrupt markets.

We believe the Fund to be well positioned in this environment. Should the equity markets continue to advance, the Fund is poised to participate in a portion of its upside while also providing an enhanced income stream from the equity dividends. Conversely, should the markets retreat, the dividend income stream and the put protection used in the Fund will serve to provide a measure of downside protection.

58	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Income Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	8.77%	4.25%
With Sales Charge	3.60	2.48
Class C Shares – Inception 12/31/2014
Without Sales Charge	8.09	3.50
With Sales Charge	7.09	3.50
Class I Shares – Inception 12/31/2014	9.12	4.54

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/17, the Fund’s gross expense ratio for Class A shares is 2.04%, Class C shares is 2.08% and Class I shares is 1.82%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2019, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.23%, 1.98%, 0.98% of average net assets, respectively. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Credit Suisse Fear Barometer essentially tracks the willingness of investors to pay up for downside protection with collar trades on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	59

Calamos Phineus Long/Short Fund

FUND OVERVIEW

The fund seeks strong risk-adjusted and absolute returns across the global equity universe. The fund uses a global long/short strategy to invest in publicly listed equity securities.

KEY FEATURES

◾	Fundamental global approach blends top-down and bottom-up considerations

◾	Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment

◾	Comprehensive approach assesses stock, industry, style, country and market factors

◾	Knowledge-based industry concentration includes technology, communications, media, financials and health care

PORTFOLIO FIT

The fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or U.S. equity allocation.

FUND NASDAQ SYMBOLS
A Shares	CPLSX
C Shares	CPCLX
I Shares	CPLIX

FUND CUSIP NUMBERS
A Shares	128120656
C Shares	128120649
I Shares	128120631

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is the essence of the investment approach?

Through a global long/short structure, the Fund invests in publicly listed equity securities. Components of the strategy include:

A fundamental global approach that blends top-down and bottom-up considerations. Company analysis is integrated with industry, thematic and macro research.

An inclusive framework for identifying potential returns and associated risks. The framework accounts for company, industry, style, country and market factors.

Flexible capital allocation allowing for all investment styles, market caps and geographic regions. The investment universe is global, liquid and scalable. Exposure levels and investment styles depend upon market conditions and the economic cycle.

How has the Fund performed?

For the 12-month period ended October 31, 2017, the Fund increased 15.46% (Class A shares at net asset value). The S&P 500 Index rose 23.63% and the MSCI World Index climbed 23.46% over the same period.

Equity markets enjoyed a respectable start to 2017, extending the prior year’s healthy performance. While the U.S. election and corollary hopes for tax reform, infrastructure spending and less regulation have undoubtedly supported this rally, this latest leg of the bull market began over a year ago—long before November 2016—when U.S. corporate and consumer surveys first hinted that the global profit recession was nearing its end. Global markets are finally being buoyed by global synchronization as corporate profits resume and reflation becomes prevalent.

Since its inception on May 1, 2002, the Fund has returned 11.35% on an annualized basis (Class A shares at net asset value) and thus, markedly outperformed both the S&P 500 and MSCI World Indices, which returned 7.96% and 7.58%, respectively, over the same period.

What contributed to performance over the one-year period under review?

The largest contributors arose from long investments in financials and industrials sectors, while short exposure in consumer staples and health care hindered performance. Notable contributors during the period included long positions in Bank of America and JPMorgan Chase (financials), D.R. Horton (consumer discretionary) and PayPal Inc. (information technology). Detractors included short positions in Colgate-Palmolive* (consumer staples) and the Nasdaq Biotech Index* (health care), as well as long positions in SLM Corp. (financials) and NCR Corporation (information technology).

*	Colgate-Palmolive and Nasdaq Biotech Index were sold prior to the end date of this report.

60	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

How is the Fund positioned in the context of the global economic cycle?

The Fund is positioned for what we anticipate will be a global reflation cycle. Accordingly, our largest long positions include financials, select cyclicals and idiosyncratic growth technology. While some of these names performed well in 2017, we suspect financials still have headroom in an environment characterized by lower regulations and rising interest rates. More broadly, we emphasize companies whose valuation frameworks are clear, and based upon healthy cash flows and earnings potential. Our investment in airlines is an example of a cyclical industry where valuations are modest due to end-of-cycle fears, while sustained U.S. economic conditions could prove lucrative as managements use cash flows to retire outstanding shares. In addition, we maintain selective investments in the technology and consumer discretionary sectors, which we regard as the natural destination for monies that flow away from the overvalued “bond proxies” such as consumer staples, telecoms and utilities. We think technology benefits from idiosyncratic growth, cash-rich balance sheets and low leverage ratios that should provide downside support in the event of a market drawdown. The Fund maintains a short hedge in the health care sector, focused on companies that rely on price increases versus a pipeline to grow earnings. Conversely, we are also long names in the sector that offer product innovation and continuity.

Outside the U.S., the Fund is net long Europe where we see widening evidence of a sustained cyclical upswing as well as both consumer and industrial confidence. Political and economic conditions in Europe have improved of late, which should provide support for global markets in the near term. Although confidence and positioning in Europe may be ahead of fundamentals, recovery is real and much of the concern that was associated with political instability has abated.

We maintain modest a position in Vietnam, while monitoring other emerging markets opportunities at attractive valuations. We currently have a short position on China. In spite of near-term growth, we believe structural and cyclical risks will persist for some time in that country. Accordingly, we think the recent run up in that market is not sustainable.

The global economic setting appears healthier today than at any time since 2008. Economic data, supportive central banks, solid corporate earnings, contained inflation and a stable-to-weaker U.S. dollar all have allied to sustain the synchronized global narrative. Ongoing economic growth and strengthening reflationary tailwinds provide additional upside for the global business cycle.

Emerging markets equities recorded robust returns with a backdrop of steady global growth and modest inflation proving supportive. U.S. dollar weakness, continued momentum in the Chinese economy and a pickup in commodity prices were all positive for emerging markets equities. China, however, remains the one major economy that has yet to de-lever, which we currently expect to gather pace in 2018 after this autumn’s political Congress. For now, we see selective opportunities in the emerging economies.

SECTOR WEIGHTINGS
Financials	32.3%
Information Technology	19.3
Consumer Discretionary	11.1
Health Care	9.9
Industrials	7.8
Other	6.5
Real Estate	1.8
Materials	1.7
Telecommunication Services	0.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	61

Calamos Phineus Long/Short Fund

What are your closing thoughts for the coming year?

Although we remain optimistic going into 2018, caution may be warranted as the year progresses. As the U.S. expansion matures, end-of-cycle risks should be monitored closely. As the fed funds rate moves above the neutral real rate, it may lead to decelerating growth and rising corporate pressures later on. A flatter yield curve by mid-2018 may lead to fears that the Fed has over tightened, which could put a damper on growth. In addition, corporations will be paying higher borrowing costs on financing, which may also slow earnings growth.

Outside the U.S., a setback in euro zone growth, higher valuations and political instability, such as the case in Spain, may eventually weigh on equities.

China’s growth may slow as its leadership moves more aggressively to restructure the economy and address bad debt.

While we do not believe the imminent reduction in the Fed’s balance sheet will disrupt financial markets, quantitative tapering—by any central bank—marks a move into unchartered waters. The slowdown in the expansion of central bank balance sheets—which ballooned from $4 trillion pre-financial crisis to $17 trillion today—presents a clear challenge to investors. The slowdown, already underway, is set to enter a new phase with the Fed’s first post-QE reduction in its balance sheet.

The rotation from defensive stocks into cyclicals that was prominent through the latter part of 2016 has gone back and forth, as the markets assessed the dynamics of deflation versus reflation. In our view, this pause in market leadership was based more on concerns of fulfilling the Trump agenda rather than any deterioration in economic fundamentals. Indeed, both business and consumer confidence remain near recent highs. Corporate managements appear inspired by the prospect of a more pro-growth, less-regulatory setting and most also acknowledge the ongoing improvement in conditions overseas. The jobless rate remains low, though inflation remains in check, which continues to mitigate the effects of interest rate movements.

We believe that global equity markets still have some room to run heading into 2018. At some point, after some Fed tightening, the market may begin to focus on recessionary forces. Expected increased borrowing costs through higher interest rates will likely impact corporate financing into mid-year. Higher borrowing costs may begin to have an impact on corporate earnings later in 2018 or into 2019.

Both consumer and corporate sentiment, as well as the markets, will continue to be buoyed by government policy that, at a minimum, is viewed as less intrusive. Congress’ ability to enact tax reform and pass legislation reducing regulation, would be especially beneficial for financial companies and companies with untaxed earnings held offshore. Any notable advancement along those lines could certainly prolong the move higher in the equity markets.

62	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 10/31/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: Morningstar, Inc.

The performance shown for periods prior to April 6, 2016 is the performance of a predecessor investment vehicle (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Fund on April 6, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund (“Phineus”), and Calamos Advisors served as the Predecessor Fund’s investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund’s assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, C and I share expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

www.calamos.com	63

Calamos Phineus Long/Short Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/17

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/17

	1 YEAR	5 YEARS	10 YEARS
Class A Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	15.46%	9.66%	9.17%
With Sales Charge	9.95	8.60	8.64
Class C Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	14.58	8.85	8.37
With Sales Charge	13.58	8.85	8.37
Class I Shares (With Predecessor) – Inception 5/1/2002	15.70	9.95	9.46

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/27, the Fund’s gross expense ratio for Class A shares is 4.29%, Class C shares is 5.07% and Class I shares is 4.29%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 31, 2019, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C and Class I shares are 3.24%, 3.94% and 3.02%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 4/30/02 since data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

64	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2017 to October 31, 2017, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2017 to October 31, 2017, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com	65

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2017, and held through October 31, 2017.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$7.34	$11.27	$6.02	$8.65
Actual – Ending Balance	$1,094.20	$1,089.90	$1,095.50	$1,092.60

Hypothetical Expenses per $1,000*	$7.07	$10.87	$5.80	$8.34
Hypothetical – Ending Value	$1,018.20	$1,014.42	$1,019.46	$1,016.94

Annualized expense ratio	1.39%	2.14%	1.14%	1.64%
CALAMOS OPPORTUNISTIC VALUE FUND
Actual Expenses per $1,000*	$6.08	$10.02	$4.76	$7.45
Actual – Ending Balance	$1,096.60	$1,092.20	$1,097.60	$1,094.90

Hypothetical Expenses per $1,000*	$5.85	$9.65	$4.58	$7.17
Hypothetical – Ending Value	$1,019.41	$1,015.63	$1,020.67	$1,018.10

Annualized expense ratio(1)	1.15%	1.90%	0.90%	1.41%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000*	$7.05	$11.04	$5.79	$—
Actual – Ending Balance	$1,088.70	$1,084.80	$1,089.20	$—

Hypothetical Expenses per $1,000*	$6.82	$10.66	$5.60	$—
Hypothetical – Ending Value	$1,018.45	$1,014.62	$1,019.66	$—

Annualized expense ratio(1)	1.34%	2.10%	1.10%	—
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$7.90	$12.02	$6.53	$9.22
Actual – Ending Balance	$1,192.60	$1,188.00	$1,194.20	$1,191.30

Hypothetical Expenses per $1,000*	$7.27	$11.07	$6.01	$8.49
Hypothetical – Ending Value	$1,018.00	$1,014.22	$1,019.26	$1,016.79

Annualized expense ratio(1)	1.43%	2.18%	1.18%	1.67%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.79	$12.85	$7.43	$10.14
Actual – Ending Balance	$1,165.00	$1,160.50	$1,166.90	$1,163.00

Hypothetical Expenses per $1,000*	$8.19	$11.98	$6.92	$9.45
Hypothetical – Ending Value	$1,017.09	$1,013.31	$1,018.35	$1,015.83

Annualized expense ratio	1.61%	2.36%	1.36%	1.86%
CALAMOS EMERGING MARKET EQUITY FUND
Actual Expenses per $1,000*	$9.62	$13.72	$8.26	$—
Actual – Ending Balance	$1,180.80	$1,177.30	$1,183.70	$—

Hypothetical Expenses per $1,000*	$8.89	$12.68	$7.63	$—
Hypothetical – Ending Value	$1,016.38	$1,012.60	$1,017.64	$—

Annualized expense ratio(1)	1.75%	2.50%	1.50%	—
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.80	$11.92	$6.44	$9.16
Actual – Ending Balance	$1,163.80	$1,159.40	$1,165.10	$1,162.30

Hypothetical Expenses per $1,000*	$7.27	$11.12	$6.01	$8.54
Hypothetical – Ending Value	$1,018.00	$1,014.17	$1,019.26	$1,016.74

Annualized expense ratio(1)	1.43%	2.19%	1.18%	1.68%
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.79	$9.68	$4.49	$7.09
Actual – Ending Balance	$1,069.30	$1,065.30	$1,070.60	$1,067.60

Hypothetical Expenses per $1,000*	$5.65	$9.45	$4.38	$6.92
Hypothetical – Ending Value	$1,019.61	$1,015.83	$1,020.87	$1,018.35

Annualized expense ratio	1.11%	1.86%	0.86%	1.36%

*	Expenses for all Fund Classes A, C, I, and R are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Dividend Growth Fund, International Growth Fund, Emerging Market Equity Fund, and Global Equity Fund are adjusted to reflect fee waiver.

66	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2017, and held through October 31, 2017.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$8.08	$12.02	$6.76	$9.39
Actual – Ending Balance	$1,095.30	$1,091.40	$1,095.60	$1,093.90

Hypothetical Expenses per $1,000*	$7.78	$11.57	$6.51	$9.05
Hypothetical – Ending Value	$1,017.49	$1,013.71	$1,018.75	$1,016.23

Annualized expense ratio	1.53%	2.28%	1.28%	1.78%
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$6.11	$10.02	$4.81	$7.42
Actual – Ending Balance	$1,073.50	$1,069.90	$1,074.60	$1,072.60

Hypothetical Expenses per $1,000*	$5.96	$9.75	$4.69	$7.22
Hypothetical – Ending Value	$1,019.31	$1,015.53	$1,020.57	$1,018.05

Annualized expense ratio	1.17%	1.92%	0.92%	1.42%
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000*	$7.10	$10.95	$5.75	$8.40
Actual – Ending Balance	$1,071.50	$1,067.90	$1,072.50	$1,068.80

Hypothetical Expenses per $1,000*	$6.92	$10.66	$5.60	$8.19
Hypothetical – Ending Value	$1,018.35	$1,014.62	$1,019.66	$1,017.09

Annualized expense ratio(1)	1.36%	2.10%	1.10%	1.61%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.61	$8.40	$3.35	$5.88
Actual – Ending Balance	$1,011.10	$1,007.30	$1,012.40	$1,009.80

Hypothetical Expenses per $1,000*	$4.63	$8.44	$3.36	$5.90
Hypothetical – Ending Value	$1,020.62	$1,016.84	$1,021.88	$1,019.36

Annualized expense ratio(1)	0.91%	1.66%	0.66%	1.16%
CALAMOS HIGH INCOME OPPORTUNITIES FUND
Actual Expenses per $1,000*	$5.77	$9.64	$4.50	$7.10
Actual – Ending Balance	$1,027.00	$1,022.70	$1,028.30	$1,025.70

Hypothetical Expenses per $1,000**	$5.75	$9.60	$4.48	$7.07
Hypothetical – Ending Value	$1,019.51	$1,015.68	$1,020.77	$1,018.20

Annualized expense ratio(1)	1.13%	1.89%	0.88%	1.39%
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.61	$10.35	$5.24	$7.83
Actual – Ending Balance	$1,017.60	$1,013.70	$1,018.50	$1,016.40

Hypothetical Expenses per $1,000*	$6.61	$10.36	$5.24	$7.83
Hypothetical – Ending Value	$1,018.65	$1,014.92	$1,020.01	$1,017.44

Annualized expense ratio(2)	1.30%	2.04%	1.03%	1.54%
CALAMOS HEDGED EQUITY INCOME FUND
Actual Expenses per $1,000*	$7.06	$10.37	$5.22	$—
Actual – Ending Balance	$1,029.60	$1,026.50	$1,031.70	$—

Hypothetical Expenses per $1,000*	$7.02	$10.31	$5.19	$—
Hypothetical – Ending Value	$1,018.25	$1,014.97	$1,020.06	$—

Annualized expense ratio(1)	1.38%	2.03%	1.02%	—
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000*	$13.58	$17.48	$12.37	$—
Actual – Ending Balance	$1,025.80	$1,021.80	$1,027.40	$—

Hypothetical Expenses per $1,000*	$13.49	$17.36	$12.28	$—
Hypothetical – Ending Value	$1,011.80	$1,007.91	$1,013.01	$—

Annualized expense ratio(2)	2.66%	3.43%	2.42%	—

*	Expenses for all Fund Classes A, C, I, and R are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(1)	Annualized Expense Ratios for Global Convertible Fund, Total Return Bond Fund, High Income Opportunities Fund, and Hedged Equity Income Fund are adjusted to reflect fee waiver.

(2)	Includes 0.20% and 0.98% related to dividend expense on short positions for Market Neutral income Fund and Phineus Long/Short Fund, respectively.

www.calamos.com	67

Growth Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.2%)
	Consumer Discretionary (17.7%)
323,900	Adtalem Global Education, Inc.	$11,968,105
53,320	Amazon.com, Inc.#~	58,933,530
786,900	Canada Goose Holdings, Inc.#	16,902,612
582,400	Comcast Corp. - Class A~	20,983,872
122,100	Expedia, Inc.	15,220,986
215,000	Lowe’s Companies, Inc.	17,189,250
551,200	MGM Resorts International	17,280,120
41,700	Mohawk Industries, Inc.#	10,915,392
12,000	Priceline Group, Inc.#	22,943,520
558,600	PulteGroup, Inc.	16,886,478
404,100	Starbucks Corp.	22,160,844
78,100	Tesla Motors, Inc.#	25,892,493
113,700	TJX Companies, Inc.	7,936,260
66,200	Ulta Salon Cosmetics & Fragrance, Inc.#	13,358,498
170,900	Walt Disney Company	16,715,729

		295,287,689

	Consumer Staples (2.9%)
97,800	Constellation Brands, Inc. - Class A	21,427,002
327,600	Monster Beverage Corp.#	18,977,868
77,400	Philip Morris International, Inc.	8,099,136

		48,504,006

	Energy (1.4%)
261,900	Halliburton Company	11,193,606
199,900	Schlumberger, Ltd.	12,793,600

		23,987,206

	Financials (11.8%)
85,600	Affiliated Managers Group, Inc.	15,964,400
294,700	Citigroup, Inc.	21,660,450
302,500	Discover Financial Services	20,125,325
580,000	E*TRADE Financial Corp.#	25,282,200
215,400	Evercore Partners, Inc. - Class A	17,253,540
500,000	First Horizon National Corp.	9,385,000
400,500	Intercontinental Exchange, Inc.~	26,473,050
164,000	Marsh & McLennan Companies, Inc.	13,272,520
796,500	Radian Group, Inc.	16,694,640
1,433,800	SLM Corp.#	15,183,942
345,800	Zions Bancorporation	16,065,868

		197,360,935

	Health Care (14.5%)
187,000	AbbVie, Inc.	16,876,750
170,300	Aetna, Inc.	28,956,109
114,400	Alexion Pharmaceuticals, Inc.#	13,689,104
121,100	Allergan, PLC	21,462,553
521,700	Baxter International, Inc.	33,633,999

NUMBER OF SHARES		VALUE
148,400	Bristol-Myers Squibb Company	$9,150,344
171,750	Celgene Corp.#	17,341,598
292,858	Hologic, Inc.#	11,084,675
63,000	Incyte Corp.#	7,134,750
232,000	Johnson & Johnson	32,343,120
151,400	Laboratory Corp. of America Holdings#	23,271,694
37,700	Regeneron Pharmaceuticals, Inc.#	15,178,774
57,100	UnitedHealth Group, Inc.	12,003,562

		242,127,032

	Industrials (9.2%)
432,300	Air Lease Corp.	18,783,435
116,900	Cintas Corp.	17,422,776
426,600	Delta Air Lines, Inc.	21,342,798
411,600	Masco Corp.	16,389,912
52,217	Parker-Hannifin Corp.	9,535,346
120,800	Raytheon Company	21,768,160
457,600	Spirit Airlines, Inc.#	16,972,384
306,700	TransUnion#~	16,098,683
229,000	Waste Connections, Inc.	16,183,430

		154,496,924

	Information Technology (38.5%)
79,000	Alphabet, Inc. - Class A#~	81,610,160
661,600	Apple, Inc.~	111,836,864
391,300	Applied Materials, Inc.	22,081,059
66,500	Broadcom, Ltd.	17,550,015
137,800	Ellie Mae, Inc.#	12,395,110
326,700	Facebook, Inc. - Class A#~	58,825,602
187,050	Fidelity National Information Services, Inc.	17,350,758
142,900	FleetCor Technologies, Inc.#	23,617,083
131,400	Harris Corp.	18,306,648
317,100	Lumentum Holdings, Inc.#	20,024,865
127,000	Microchip Technology, Inc.	12,039,600
663,900	Microsoft Corp.~	55,223,202
670,700	NCR Corp.#~	21,522,763
108,100	Paycom Software, Inc.#	8,885,820
338,100	PayPal Holdings, Inc.#	24,532,536
209,400	RealPage, Inc.#	9,067,020
232,000	Salesforce.com, Inc.#	23,742,880
219,100	Total System Services, Inc.~	15,786,155
273,000	Visa, Inc. - Class A	30,024,540
234,000	Workday, Inc. - Class A#	25,971,660
1,082,400	Zendesk, Inc.#	33,554,400

		643,948,740

	Materials (1.2%)
109,800	Celanese Corp. - Class A	11,453,238

68	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
82,300	Eagle Materials, Inc.	$8,688,411

		20,141,649

	TOTAL COMMON STOCKS (Cost $1,190,768,667)	1,625,854,181

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.2%)#
	Consumer Discretionary (0.2%)
1,221 122,100	Expedia, Inc. Put, 11/03/17, Strike $143.00	2,234,430
120 12,000	Priceline Group, Inc. Put, 11/10/17, Strike $1,800.00	193,800

		2,428,230

	Other (0.0%)
6,700 670,000	SPDR S&P 500 ETF Trust Put, 11/17/17, Strike $247.00	211,050

	Information Technology (0.0%)
3,308 330,800	Apple, Inc. Put, 11/10/17, Strike $150.00	95,932
4,207 420,700	Zendesk, Inc. Put, 11/17/17, Strike $30.00	588,980

		684,912

	TOTAL PURCHASED OPTIONS (Cost $3,598,324)	3,324,192

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (2.7%)
22,430,155	Fidelity Prime Money Market Fund - Institutional Class	22,436,884
22,222,102	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	22,222,102

	TOTAL SHORT TERM INVESTMENTS (Cost $44,658,986)	44,658,986

TOTAL INVESTMENTS (100.1%) (Cost $1,239,025,977)		1,673,837,359

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(1,410,078)

NET ASSETS (100.0%)		$1,672,427,281

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-0.2%)#
	Consumer Discretionary (-0.1%)
1,832 183,200	Expedia, Inc. Put, 12/15/17, Strike $130.00	$(1,410,640)

	Information Technology (-0.1%)
7,716 771,600	Apple, Inc. Put, 12/15/17, Strike $140.00	(239,196)
5,000 500,000	Facebook, Inc. Put, 12/15/17, Strike $145.00	(195,000)
1,081 108,100	Paycom Software, Inc. Call, 11/17/17, Strike $80.00	(475,640)
3,381 338,100	Paypal Holdings, Inc. Call, 11/17/17, Strike $70.00	(1,048,110)

		(1,957,946)

	TOTAL WRITTEN OPTIONS (Premium $2,498,611)	(3,368,586)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $65,855,219.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	69

Opportunistic Value Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.1%)
	Consumer Discretionary (10.0%)
790	Amazon.com, Inc.#	$873,171
2,510	AMC Networks, Inc. - Class A#	127,709
2,450	Carnival Corp.	162,655
1,580	Carter’s, Inc.	152,833
12,860	Comcast Corp. - Class A	463,346
1,610	Delphi Automotive, PLC	160,002
6,245	Hanesbrands, Inc.	140,513
3,575	Home Depot, Inc.	592,663
1,200	Lear Corp.	210,708
3,920	Lowe’s Companies, Inc.	313,404
1,410	Marriott International, Inc. - Class A	168,467
2,070	McDonald’s Corp.	345,504
175	Priceline Group, Inc.#	334,593
6,850	PulteGroup, Inc.	207,075
4,515	Service Corp. International	160,102
415	Sherwin-Williams Company	163,987
3,600	Time Warner, Inc.	353,844
1,165	Walt Disney Company	113,949
1,660	Wyndham Worldwide Corp.	177,371

		5,221,896

	Consumer Staples (6.3%)
4,180	Altria Group, Inc.	268,440
2,840	Brown-Forman Corp. - Class B	161,937
3,470	Church & Dwight Company, Inc.	156,740
1,190	Clorox Company	150,571
3,970	Coca-Cola Company	182,541
765	Constellation Brands, Inc. - Class A	167,604
1,710	Estee Lauder Companies, Inc. - Class A	191,195
1,580	Hershey Company	167,764
3,295	Monster Beverage Corp.#	190,879
4,040	PepsiCo, Inc.	445,329
3,605	Philip Morris International, Inc.	377,227
5,340	Pilgrim’s Pride Corp.#	169,705
4,695	Procter & Gamble Company	405,366
3,330	Wal-Mart Stores, Inc.	290,742

		3,326,040

	Energy (7.3%)
2,050	Andeavor	217,792
7,080	Cabot Oil & Gas Corp.	196,116
5,070	CenterPoint Energy, Inc.	149,971
3,690	Cheniere Energy, Inc.#	172,471
3,850	Chevron Corp.	446,176
1,560	Cimarex Energy Company	182,411
6,670	Devon Energy Corp.	246,123
1,625	Diamondback Energy, Inc.#	174,135

NUMBER OF SHARES		VALUE
2,780	EOG Resources, Inc.	$277,639
10,150	Extraction Oil & Gas, Inc.#	161,892
4,580	Exxon Mobil Corp.	381,743
3,440	Halliburton Company	147,026
13,675	Laredo Petroleum, Inc.#	163,006
5,550	Newfield Exploration Company#	170,884
8,015	RPC, Inc.	194,845
4,075	Schlumberger, Ltd.	260,800
3,850	Valero Energy Corp.	303,726

		3,846,756

	Financials (17.1%)
865	Affiliated Managers Group, Inc.	161,323
2,545	Allstate Corp.	238,874
2,730	American Express Company	260,770
1,680	American Financial Group, Inc.	177,223
1,380	Ameriprise Financial, Inc.	216,025
1,870	Arch Capital Group, Ltd.#	186,327
6,325	Associated Banc-Corp	160,023
23,890	Bank of America Corp.	654,347
4,615	Berkshire Hathaway, Inc. - Class B#	862,728
11,395	BGC Partners Inc- Class A	172,862
8,595	Citigroup, Inc.	631,732
4,530	Citizens Financial Group, Inc.	172,185
2,085	Comerica, Inc.	163,818
565	Credit Acceptance Corp.#	162,002
5,875	E*TRADE Financial Corp.#	256,091
8,615	JPMorgan Chase & Company	866,755
3,550	Lazard, Ltd. - Class A	168,767
3,000	LPL Financial Holdings, Inc.	148,830
1,025	M&T Bank Corp.	170,939
2,150	Marsh & McLennan Companies, Inc.	174,000
1,325	MSCI, Inc.	155,502
1,290	PNC Financial Services Group, Inc.	176,459
3,725	Principal Financial Group, Inc.	245,291
4,890	Progressive Corp.	237,899
4,340	Realogy Holdings Corp.	140,312
13,700	Regions Financial Corp.	212,076
1,120	Reinsurance Group of America, Inc.	167,306
1,180	S&P Global, Inc.	184,635
1,670	State Street Corp.	153,640
2,670	SunTrust Banks, Inc.	160,761
825	SVB Financial Group#	180,906
4,030	Synovus Financial Corp.	188,806
2,215	Torchmark Corp.	186,348
4,260	Unum Group	221,690
6,395	Wells Fargo & Company	359,015

		8,976,267

70	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Opportunistic Value Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE

	Health Care (13.8%)
6,815	AbbVie, Inc.	$615,054
4,020	Agilent Technologies, Inc.	273,481
3,125	Amgen, Inc.	547,562
755	Anthem, Inc.	157,954
2,515	Baxter International, Inc.	162,142
520	Biogen, Inc.#	162,063
2,050	Centene Corp.#	192,024
1,425	Charles River Laboratories International, Inc.#	165,713
1,140	Cigna Corp.	224,831
890	Cooper Companies, Inc.	213,831
1,060	Edwards Lifesciences Corp.#	108,364
2,960	Eli Lilly and Company	242,542
4,630	Gilead Sciences, Inc.	347,065
720	Humana, Inc.	183,852
7,335	Johnson & Johnson	1,022,572
1,200	Laboratory Corp. of America Holdings#	184,452
6,255	Merck & Company, Inc.	344,588
11,725	Pfizer, Inc.	411,078
1,090	Thermo Fisher Scientific, Inc.	211,275
3,130	UnitedHealth Group, Inc.	657,989
2,720	Veeva Systems, Inc., Class A#	165,757
925	Waters Corp.#	181,346
1,500	WellCare Health Plans, Inc.#	296,610
2,200	Zoetis, Inc.	140,404

		7,212,549

	Industrials (11.1%)
1,625	3M Company	374,059
1,945	Allegion, PLC	162,193
6,285	Allison Transmission Holdings, Inc.	267,050
2,435	Ametek, Inc.	164,338
3,270	Armstrong World Industries, Inc.#	167,097
1,841	Boeing Company	474,941
965	Caterpillar, Inc.	131,047
1,470	Cummins, Inc.	260,014
3,020	DCT Industrial Trust, Inc.	175,220
785	FedEx Corp.	177,261
1,370	General Dynamics Corp.	278,083
1,245	Graco, Inc.	164,078
1,560	Honeywell International, Inc.	224,890
725	Huntington Ingalls Industries, Inc.	168,802
1,400	IDEX Corp.	179,494
990	Illinois Tool Works, Inc.	154,955
2,010	Ingersoll-Rand, PLC	178,086
1,120	Lennox International, Inc.	214,066
1,660	Manpowergroup, Inc.	204,645
1,450	Norfolk Southern Corp.	190,559

NUMBER OF SHARES		VALUE
1,845	Oshkosh Corp.	$168,928
2,345	Owens Corning	193,908
1,315	Parker-Hannifin Corp.	240,132
1,055	Rockwell Automation, Inc.	211,865
4,400	Timken Company	207,460
2,180	Union Pacific Corp.	252,422
1,500	United Rentals, Inc.#	212,220

		5,797,813

	Information Technology (25.6%)
1,300	Accenture, PLC - Class A	185,068
1,050	Adobe Systems, Inc.#	183,918
1,465	Alphabet, Inc. - Class A#	1,513,404
3,350	Analog Devices, Inc.	305,855
1,640	Ansys, Inc.#	224,204
13,370	Apple, Inc.	2,260,065
5,495	Applied Materials, Inc.	310,083
1,070	Broadcom, Ltd.	282,384
7,975	Cisco Systems, Inc.	272,346
4,600	CoreLogic, Inc.#	215,740
5,780	Facebook, Inc. - Class A#	1,040,747
8,290	First Data Corp. - Class A#	147,645
1,335	Fiserv, Inc.#	172,789
3,575	GoDaddy, Inc. - Class A#	166,953
10,370	Intel Corp.	471,731
1,660	Lam Research Corp.	346,226
3,250	MasterCard, Inc. - Class A	483,502
20,705	Microsoft Corp.	1,722,242
6,735	NetApp, Inc.	299,169
915	NVIDIA Corp.	189,231
10,255	Oracle Corp.	521,979
4,695	Symantec Corp.	152,588
2,955	Synopsys, Inc.#	255,667
3,430	Texas Instruments, Inc.	331,647
4,980	Trimble, Inc.#	203,582
5,705	Visa, Inc. - Class A	627,436
2,345	VMware, Inc. - Class A#	280,673
3,250	Xilinx, Inc.	239,492

		13,406,366

	Materials (2.9%)
1,650	Avery Dennison Corp.	175,180
1,725	Celanese Corp. - Class A	179,935
3,180	Chemours Company	180,020
2,942	DowDuPont, Inc.	212,736
1,660	Eagle Materials, Inc.	175,246
1,650	Eastman Chemical Company	149,837
5,690	Huntsman Corp.	182,194
6,105	Owens-Illinois, Inc.#	145,848

See accompanying Notes to Schedule of Investments	www.calamos.com	71

Opportunistic Value Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
5,725	United States Steel Corp.	$144,957

		1,545,953

	Real Estate (1.8%)
4,525	CBRE Group, Inc. - Class A#	177,923
1,440	CoreSite Realty Corp.	159,480
1,995	Digital Realty Trust, Inc.	236,288
1,970	Extra Space Storage, Inc.	160,732
3,335	Prologis, Inc.	215,374

		949,797

	Telecommunication Services (0.5%)
1,820	AT&T, Inc.	61,243
4,510	Verizon Communications, Inc.	215,894

		277,137

	Utilities (1.7%)
1,275	DTE Energy Company	140,837
1,730	Edison International	138,314
4,630	FirstEnergy Corp.	152,558
1,800	NextEra Energy, Inc.	279,126
2,790	PG&E Corp.	161,178

		872,013

	TOTAL COMMON STOCKS (Cost $42,840,723)	51,432,587

EXCHANGE-TRADED FUND (0.5%)
	Other (0.5%)
2,130	iShares Russell 2000 Value ETF (Cost $258,532)	264,503

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.1%)#
	Other (0.1%)
70 7,000	iShares Russell 2000 Value ETF Call, 02/16/18, Strike $122.00	38,500
200 20,000	PowerShares QQQ Put, 11/03/17, Strike $140.00	100
30 3,000	S&P 500 Index Put, 11/06/17, Strike $2,475.00	1,575

	TOTAL PURCHASED OPTIONS (Cost $96,137)	40,175

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (1.4%)
380,830	Fidelity Prime Money Market Fund - Institutional Class	$380,944
380,928	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	380,928

	TOTAL SHORT TERM INVESTMENTS (Cost $761,883)	761,872

TOTAL INVESTMENTS (100.1%) (Cost $43,957,275)		52,499,137

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(46,922)

NET ASSETS (100.0%)		$52,452,215

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

72	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Dividend Growth Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.5%)
	Consumer Discretionary (11.4%)
465	Amazon.com, Inc.#	$513,955
435	Charter Communications, Inc. - Class A#	145,364
5,240	Comcast Corp. - Class A	188,797
1,993	General Motors Company, Inc.	85,659
1,920	Home Depot, Inc.	318,298
863	Lowe’s Companies, Inc.	68,997
1,660	McDonald’s Corp.	277,071
410	Netflix, Inc.#	80,536
1,595	Nike, Inc. - Class B	87,709
80	Priceline Group, Inc.#	152,957
1,205	Royal Caribbean Cruises, Ltd.	149,143
400	Sherwin-Williams Company	158,060
2,880	Starbucks Corp.	157,939
1,080	Target Corp.	63,763
1,700	Time Warner, Inc.	167,093
855	TJX Companies, Inc.	59,679
2,160	Walt Disney Company	211,270

		2,886,290

	Consumer Staples (7.1%)
1,925	Altria Group, Inc.	123,623
6,605	Coca-Cola Company	303,698
920	Costco Wholesale Corp.	148,194
1,105	CVS Health Corp.	75,726
3,980	Mondelez International, Inc. - Class A	164,891
2,092	PepsiCo, Inc.	230,601
2,340	Philip Morris International, Inc.	244,858
3,065	Procter & Gamble Company	264,632
2,060	Wal-Mart Stores, Inc.	179,859
950	Walgreens Boots Alliance, Inc.	62,956

		1,799,038

	Energy (6.2%)
3,255	Chevron Corp.	377,222
2,915	ConocoPhillips	149,102
880	EOG Resources, Inc.	87,886
5,445	Exxon Mobil Corp.	453,841
2,420	Halliburton Company	103,431
1,500	Marathon Petroleum Corp.	89,610
1,020	Phillips 66	92,901
460	Pioneer Natural Resources Company	68,848
2,090	Schlumberger, Ltd.	133,760

		1,556,601

	Financials (15.5%)
1,735	American Express Company	165,727
1,273	American International Group, Inc.	82,249

NUMBER OF SHARES		VALUE
16,135	Bank of America Corp.	$441,938
3,400	Bank of New York Mellon Corp.	174,930
3,745	BB&T Corp.	184,404
2,795	Berkshire Hathaway, Inc. - Class B#	522,497
1,860	Charles Schwab Corp.	83,402
620	Chubb Corp.	93,508
4,905	Citigroup, Inc.	360,517
1,770	E*TRADE Financial Corp.#	77,154
495	Goldman Sachs Group, Inc.	120,028
2,640	Intercontinental Exchange, Inc.	174,504
5,395	JPMorgan Chase & Company	542,791
915	Marsh & McLennan Companies, Inc.	74,051
2,575	MetLife, Inc.	137,968
3,520	Morgan Stanley	176,000
820	PNC Financial Services Group, Inc.	112,168
1,545	Prudential Financial, Inc.	170,661
685	Travelers Companies, Inc.	90,728
2,375	Wells Fargo & Company~	133,333

		3,918,558

	Health Care (13.4%)
2,100	Abbott Laboratories	113,883
2,745	AbbVie, Inc.	247,736
920	Aetna, Inc.	156,428
975	Agilent Technologies, Inc.	66,329
230	Alexion Pharmaceuticals, Inc.#	27,522
630	Allergan, PLC	111,655
870	Amgen, Inc.	152,441
380	Anthem, Inc.	79,500
1,900	Baxter International, Inc.	122,493
2,745	Bristol-Myers Squibb Company	169,257
1,065	Celgene Corp.#	107,533
255	Illumina, Inc.#	52,323
4,165	Johnson & Johnson~	580,643
760	Laboratory Corp. of America Holdings#	116,820
1,835	Medtronic, PLC	147,754
3,215	Merck & Company, Inc.	177,114
6,700	Pfizer, Inc.	234,902
1,265	Stryker Corp.	195,911
875	Thermo Fisher Scientific, Inc.	169,601
1,665	UnitedHealth Group, Inc.	350,016

		3,379,861

	Industrials (9.7%)
1,260	Boeing Company	325,055
1,550	Caterpillar, Inc.	210,490
2,830	CSX Corp.	142,717
4,720	Delta Air Lines, Inc.	236,142
2,755	Eaton Corp., PLC	220,455

See accompanying Notes to Schedule of Investments	www.calamos.com	73

Dividend Growth Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
9,140	General Electric Company	$184,262
2,649	Honeywell International, Inc.	381,880
1,285	Ingersoll-Rand, PLC	113,851
705	Lockheed Martin Corp.	217,253
725	PACCAR, Inc.	52,004
1,225	Southwest Airlines Company	65,978
1,600	Union Pacific Corp.	185,264
975	United Parcel Service, Inc. - Class B	114,592

		2,449,943

	Information Technology (25.0%)
950	Accenture, PLC - Class A	135,242
320	Adobe Systems, Inc.#	56,051
150	Alphabet, Inc. - Class A#	154,956
560	Alphabet, Inc. - Class C#	569,318
6,565	Apple, Inc.	1,109,748
3,255	Applied Materials, Inc.	183,680
640	Broadcom, Ltd.	168,902
6,315	Cisco Systems, Inc.	215,657
1,450	Electronic Arts, Inc.#	173,420
3,640	Facebook, Inc. - Class A#	655,418
5,800	Intel Corp.	263,842
1,455	International Business Machines Corp.	224,157
845	Lam Research Corp.	176,242
1,315	MasterCard, Inc. - Class A	195,633
1,250	Microchip Technology, Inc.	118,500
8,790	Microsoft Corp.	731,152
335	NVIDIA Corp.	69,281
1,900	Oracle Corp.	96,710
590	Red Hat, Inc.#	71,290
2,830	Salesforce.com, Inc.#	289,622
1,530	Texas Instruments, Inc.	147,936
3,990	Visa, Inc. - Class A	438,820
885	Xilinx, Inc.	65,216

		6,310,793

	Materials (2.3%)
1,190	Avery Dennison Corp.	126,343
3,790	DowDuPont, Inc.	274,055
1,200	LyondellBasell Industries, NV - Class A	124,236
975	Nucor Corp.	56,384

		581,018

	Real Estate (1.8%)
1,265	American Tower Corp.	181,743
615	Crown Castle International Corp.	65,854
3,300	Welltower, Inc.	220,968

		468,565

NUMBER OF SHARES		VALUE

	Telecommunication Services (2.1%)
8,555	AT&T, Inc.	$287,876
5,105	Verizon Communications, Inc.	244,376

		532,252

	Utilities (3.0%)
1,800	Duke Energy Corp.	158,958
5,825	Exelon Corp.	234,223
2,315	NextEra Energy, Inc.	358,987

		752,168

	TOTAL COMMON STOCKS (Cost $19,168,215)	24,635,087

EXCHANGE-TRADED FUNDS (1.0%)
	Other (1.0%)
865	iShares Russell 2000 ETF	129,110
1,030	iShares Russell 2000 Value ETF	127,905

		257,015

	TOTAL EXCHANGE-TRADED FUNDS (Cost $249,988)	257,015

SHORT TERM INVESTMENTS (1.2%)
156,340	Fidelity Prime Money Market Fund - Institutional Class	156,387
156,339	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	156,339

	TOTAL SHORT TERM INVESTMENTS (Cost $312,729)	312,726

TOTAL INVESTMENTS (99.7%) (Cost $19,730,932)		25,204,828

OTHER ASSETS, LESS LIABILITIES (0.3%)		65,724

NET ASSETS (100.0%)		$25,270,552

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $284,101.

74	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES			VALUE
COMMON STOCKS (99.3%)
		Consumer Discretionary (11.1%)
73,800	CAD	Canada Goose Holdings, Inc.#^	$1,581,143
31,000	GBP	Carnival, PLC	2,043,777
51,780	SEK	Evolution Gaming Group, AB*	3,712,970
274,300	HKD	Galaxy Entertainment Group, Ltd.	1,870,555
200,000	HKD	Geely Automobile Holdings, Ltd.	620,174
11,000	EUR	Kering	5,044,662
8,700	EUR	LVMH Moet Hennessy Louis Vuitton, SE	2,594,890
17,000	INR	Maruti Suzuki India, Ltd.	2,156,644
115,300	EUR	Moncler S.p.A.	3,273,204
14,700	ZAR	Naspers, Ltd. - Class N	3,581,401
26,500		New Oriental Education & Technology Group, Inc.	2,205,860
16,300	EUR	Trigano, SA	2,630,370

			31,315,650

		Consumer Staples (9.8%)
130,600	GBP	Diageo, PLC	4,459,838
36,300	EUR	Kerry Group, PLC - Class A	3,655,878
64,400	CHF	Nestlé, SA	5,418,522
575,500	AUD	Treasury Wine Estates, Ltd.	6,908,269
71,960	EUR	Unilever, NV	4,180,152
74,100		X5 Retail Group, NV#	3,045,510

			27,668,169

		Energy (3.2%)
71,200	CAD	Canadian Natural Resources, Ltd.	2,484,632
52,000	CAD	Enbridge, Inc.	1,998,419
36,500		Schlumberger, Ltd.	2,336,000
42,500	EUR	TOTAL, SA	2,368,870

			9,187,921

		Financials (14.3%)
447,200	HKD	AIA Group, Ltd.	3,369,866
30,000	EUR	Amundi, SA*	2,542,534
38,600	EUR	BNP Paribas, SA	3,012,710
139,631	CHF	Credit Suisse Group, AG#	2,200,422
145,800	INR	HDFC Bank, Ltd.	4,075,158
229,000	INR	Indiabulls Housing Finance, Ltd.	4,402,701
403,200	JPY	Mitsubishi UFJ Financial Group, Inc.	2,734,964
175,000	NOK	Norwegian Finans Holding, ASA#	2,186,547
446,500	HKD	Ping An Insurance Group Company of China, Ltd.	3,923,818
147,400	GBP	Prudential, PLC	3,617,988
229,700	GBP	Sanne Group, PLC	2,439,408
229,700		Sberbank of Russia PJSC	3,296,195
129,200	EUR	UniCredit S.p.A#	2,469,095

			40,271,406

NUMBER OF SHARES			VALUE

		Health Care (8.5%)
27,000	EUR	Bayer, AG	$3,512,131
66,500	JPY	Chugai Pharmaceutical Company, Ltd.	3,170,505
222,000	GBP	Clinigen Healthcare, Ltd.#	3,470,376
70,610	DKK	H Lundbeck, A/S	4,197,613
8,800	CHF	Lonza Group, AG#	2,337,818
24,960	CHF	Roche Holding, AG	5,769,033
25,200	JPY	Takeda Pharmaceutical Company, Ltd.	1,420,900

			23,878,376

		Industrials (17.2%)
84,200	GBP	Ashtead Group, PLC	2,168,952
2,300	CHF	dormakaba Holding AG#	2,276,476
8,200	INR	Eicher Motors, Ltd.	4,084,264
38,000	JPY	en-japan, Inc.	1,465,494
28,500	JPY	FANUC Corp.	6,663,981
52,600	DKK	FLSmidth & Company, A/S	3,605,827
49,900	JPY	Harmonic Drive Systems, Inc.^	2,592,961
260,500	GBP	International Consolidated Airlines Group, SA	2,200,148
56,460	EUR	KION Group, AG	4,524,008
218,000	JPY	Komatsu, Ltd.	7,123,318
67,700	EUR	Koninklijke Philips, NV	2,758,973
120,000	INR	Larsen & Toubro, Ltd.	2,266,509
86,400	JPY	MISUMI Group, Inc.	2,367,148
50,600	EUR	Schneider Electric, SE#	4,445,778

			48,543,837

		Information Technology (27.3%)
55,802		Alibaba Group Holding, Ltd.#	10,317,232
48,000	EUR	ASML Holding, NV	8,660,611
19,200		Broadcom, Ltd.	5,067,072
207	HKD	China Literature, Ltd.#*	—
7,000	JPY	Disco Corp.	1,622,087
324,960	CNY	Hangzhou Hikvision Digital Technology Company, Ltd. - Class A	1,927,493
7,800	JPY	Keyence Corp.	4,330,755
41,828	GBP	Keywords Studios, PLC	887,751
10,900	JPY	Nintendo Company, Ltd.	4,228,784
50,377		Orbotech, Ltd.#	2,252,859
1,400	KRW	Samsung Electronics Company, Ltd.	3,451,149
20,550	EUR	SAP, SE	2,348,096
58,900	EUR	STMicroelectronics, NV	1,386,585
1,136,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	9,183,769
31,900	CHF	Temenos Group, AG#	3,683,541
260,300	HKD	Tencent Holdings, Ltd.	11,699,211
14,800	JPY	Tokyo Electron, Ltd.	2,605,980
385,400	INR	Vakrangee, Ltd.	3,348,074

			77,001,049

See accompanying Notes to Schedule of Investments	www.calamos.com	75

International Growth Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES			VALUE

		Materials (5.0%)
166,400		Cemex, SAB de CV#	$1,349,504
945,000	GBP	Glencore, PLC#	4,557,925
7,000	KRW	LG Chem, Ltd.	2,523,897
15,000	GBP	Randgold Resources, Ltd.	1,474,017
137,200		Vale, SA#	1,343,188
87,442	GBP	Victrex, PLC	2,784,231

			14,032,762

		Real Estate (1.6%)
196,000	EUR	Aroundtown, SA	1,374,834
50,400	JPY	Investors Cloud Company, Ltd.^	3,073,554

			4,448,388

		Telecommunication Services (1.3%)
42,000	JPY	SoftBank Group Corp.	3,722,132

		TOTAL COMMON STOCKS (Cost $206,873,149)	280,069,690

SHORT TERM INVESTMENTS (0.4%)
596,904		Fidelity Prime Money Market Fund - Institutional Class	597,083
596,199		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	596,199

		TOTAL SHORT TERM INVESTMENTS (Cost $1,193,282)	1,193,282

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.0%)
2,879,438		Deutsche Bank Securities, Inc.† 1.040%, 11/01/17 (Cost $2,879,438)	2,879,438

TOTAL INVESTMENTS (100.7%) (Cost $210,945,869)			284,142,410

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.0%)			(2,879,438)

OTHER ASSETS, LESS LIABILITIES (0.3%)			896,328

NET ASSETS (100.0%)			$282,159,300

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Canadian Dollar	11/30/17	16,309,000	$12,644,690	$(255,129)
Bank of New York	Swiss Franc	11/30/17	375,000	376,550	(879)

					$(256,008)

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Swiss Franc	11/30/17	5,495,000	$5,517,709	$53,132

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

†	Repurchase agreement collateralized by the following security: 2,936,878 United States Treasury Note, 3.625%, 02/15/20.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

76	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund    Schedule of Investments October 31, 2017

CURRENCY EXPOSURE

OCTOBER 31, 2017

	VALUE	% OF TOTAL INVESTMENTS
European Monetary Unit	$60,783,381	21.4%
Japanese Yen	47,122,563	16.6%
US Dollar	35,286,140	12.4%
British Pound Sterling	30,104,411	10.6%
Swiss Franc	21,685,812	7.6%
Hong Kong Dollar	21,483,624	7.6%
Indian Rupee	20,333,350	7.2%
New Taiwan Dollar	9,183,769	3.2%
Danish Krone	7,803,440	2.7%
Australian Dollar	6,908,269	2.4%
Canadian Dollar	6,064,194	2.1%
South Korean Won	5,975,046	2.1%
Swedish Krona	3,712,970	1.3%
South African Rand	3,581,401	1.3%
Norwegian Krone	2,186,547	0.8%
Chinese Yuan Renminbi	1,927,493	0.7%
Total Investments	$284,142,410	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	77

Evolving World Growth Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (12.0%)
		Consumer Discretionary (2.3%)
1,415,000		Ctrip.com International, Ltd. 1.000%, 07/01/20	$1,545,010
1,085,000		LVMH Moet Hennessy Louis Vuitton, SE 0.000%, 02/16/21	3,423,886
19,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 10/25/18	2,459,717

			7,428,613

		Health Care (0.6%)
1,300,000	EUR	Magyar Nemzeti Vagyonkezelo Zrt 3.375%, 04/02/19	1,793,989

		Industrials (2.9%)
1,100,000		51job, Inc. 3.250%, 04/15/19	1,646,298
2,250,000		Haitian International Holdings, Ltd. 2.000%, 02/13/19	2,539,214
4,810,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	4,993,994

			9,179,506

		Information Technology (0.8%)
2,321,000		Weibo Corp.* 1.250%, 11/15/22	2,427,476

		Materials (2.0%)
3,950,000		Cemex, SAB de CV 3.720%, 03/15/20	4,188,935
2,179,000		Royal Gold, Inc. 2.875%, 06/15/19	2,391,747

			6,580,682

		Real Estate (1.5%)
4,440,000		AYC Finance, Ltd. 0.500%, 05/02/19	4,831,360

		Telecommunication Services (1.9%)
5,800,000		Telenor East Holding II AS 0.250%, 09/20/19	6,266,552

		TOTAL CONVERTIBLE BONDS (Cost $38,424,744)	38,508,178

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCK (5.4%)
		Telecommunication Services (5.4%)
82,400		Alibaba Exchangeable (Softbank)*§ 5.750%, 06/03/19 (Cost $9,269,587)	17,279,906

COMMON STOCKS (81.8%)
		Consumer Discretionary (11.0%)
862,000	HKD	Brilliance China Automotive Holdings, Ltd.	2,184,420

NUMBER OF SHARES			VALUE
247,500	BRL	CVC Brasil Operadora e Agencia de Viagens, SA	$3,268,425
449,100	HKD	Galaxy Entertainment Group, Ltd.	3,062,583
465,000	HKD	Geely Automobile Holdings, Ltd.	1,441,906
141,000	TWD	Gourmet Master Company, Ltd.	1,618,536
712,000	HKD	Haier Electronics Group Company, Ltd.#	1,877,381
19,200	KRW	Hyundai Motor Company	2,762,240
39,200		JD.com, Inc.#	1,470,784
408,400	BRL	Kroton Educacional, SA	2,245,932
26,500	INR	Maruti Suzuki India, Ltd.	3,361,827
35,840	ZAR	Naspers, Ltd. - Class N	8,731,796
39,950		New Oriental Education & Technology Group, Inc.	3,325,438

			35,351,268

		Consumer Staples (5.0%)
124,400	INR	Avenue Supermarts, Ltd.*#	2,191,982
119,000	TRY	BIM Birlesik Magazalar AS	2,428,517
34,030	CNY	Kweichow Moutai Company, Ltd. - Class A	3,175,010
413,700	PHP	Robinsons Retail Holdings, Inc.	777,315
153,700	ZAR	Shoprite Holdings, Ltd.	2,199,822
125,900		X5 Retail Group, NV#	5,174,490

			15,947,136

		Energy (4.9%)
348,018	INR	Bharat Petroleum Corp, Ltd.	2,911,793
3,300,000	HKD	China Petroleum & Chemical Corp.	2,423,252
208,800	HUF	MOL Hungarian Oil & Gas, PLC	2,500,523
308,900		Petróleo Brasileiro, SA#	3,289,785
170,000	THB	PTT PCL	2,149,308
164,400	INR	Reliance Industries, Ltd.	2,390,149

			15,664,810

		Financials (23.5%)
377,400	HKD	AIA Group, Ltd.	2,843,890
221,300	BRL	Banco do Brasil, SA	2,329,830
1,621,500	IDR	Bank Central Asia Tbk PT	2,497,826
4,562,000	HKD	Bank of China, Ltd.	2,279,918
95,551	INR	BSE, Ltd.	1,462,205
4,575,000	HKD	China Construction Bank Corp. - Class H	4,088,749
716,000	HKD	China Overseas Land & Investment, Ltd.	2,324,866
8,600		Credicorp, Ltd.	1,801,184
419,900	ZAR	FirstRand, Ltd.	1,524,167
367,400	MXN	Grupo Financiero Banorte, SAB de CV	2,176,986
55,000	KRW	Hana Financial Group, Inc.	2,353,937
167,000	INR	HDFC Bank, Ltd.	4,667,705
416,400	INR	Indiabulls Housing Finance, Ltd.	8,005,610
110,700	INR	IndusInd Bank, Ltd.	2,782,331
3,310,000	HKD	Industrial & Commercial Bank of China, Ltd. - Class H	2,633,652

78	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES			VALUE
353,700		Itau Unibanco Holding, SA	$4,530,897
24,057	PLN	KRUK, SA	1,843,955
2,278,000	THB	Muangthai Leasing PCL	2,691,496
1,017,000	HKD	Ping An Insurance Group Company of China, Ltd.	8,937,341
53,264		Qudian, Inc.#	1,326,274
384,000		Sberbank of Russia PJSC	5,510,400
388,000	PHP	Security Bank Corp.	1,848,872
93,600	KRW	Shinhan Financial Group Company, Ltd.	4,204,343
205,000	INR	State Bank of India	968,171

			75,634,605

		Health Care (0.5%)
936,000	HKD	CSPC Pharmaceutical Group, Ltd.	1,628,391

		Industrials (5.4%)
1,264,780	INR	Bharat Electronics, Ltd.	3,608,452
11,600	INR	Eicher Motors, Ltd.	5,777,739
286,360	TWD	Hiwin Technologies Corp.	2,874,152
136,460	INR	Larsen & Toubro, Ltd.	2,577,399
5,360,000	HKD	Lonking Holdings, Ltd.	2,411,735

			17,249,477

		Information Technology (24.8%)
25,600		58.com, Inc.#	1,719,552
17,980		Baidu, Inc.#	4,386,041
295	HKD	China Literature, Ltd.*#	—
544,511	CNY	Hangzhou Hikvision Digital Technology Company, Ltd. - Class A	3,229,754
752,000	TWD	Hon Hai Precision Industry Company, Ltd.	2,795,142
4,991,500	MYR	My EG Services Bhd	2,582,249
2,100	KRW	NAVER Corp.	1,678,471
6,354	KRW	Samsung Electronics Company, Ltd.	15,663,286
169,000	TWD	Silergy Corp.	3,650,188
23,500	KRW	SK Hynix, Inc.	1,732,719
217,318	HKD	Sunny Optical Technology Group Company, Ltd.	3,187,498
2,035,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	16,456,804
370,700	HKD	Tencent Holdings, Ltd.	16,661,151
460,300	INR	Vakrangee, Ltd.	3,998,751
59,200		Yandex, NV - Class A#	2,002,736

			79,744,342

		Materials (3.6%)
705,250	GBP	Glencore, PLC#	3,401,562
545,400	INR	Hindustan Zinc, Ltd.	2,657,688
10,500	KRW	LG Chem, Ltd.	3,785,846
161,900		Vale, SA#	1,585,001

			11,430,097

NUMBER OF SHARES			VALUE

		Real Estate (1.8%)
965,000	HKD	Country Garden Holdings Company, Ltd.	$1,529,728
1,201,000	AED	Emaar Properties PJSC	2,710,246
136,600	BRL	Iguatemi Empresa de Shopping Centers, SA	1,606,813

			5,846,787

		Telecommunication Services (1.3%)
133,000		América Móvil, SAB de CV - Series L	2,276,960
192,000	HKD	China Mobile, Ltd.	1,931,207

			4,208,167

		TOTAL COMMON STOCKS (Cost $187,513,282)	262,705,080

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.6%)#
		Information Technology (0.1%)
135 13,500		Baidu, Inc. Call, 03/16/18, Strike $240.00	289,913

		Other (0.3%)
1,390 139,000		Ishares MSCI Brazil Capped ETF Call, 12/15/17, Strike $40.00	244,640
7,250 725,000		iShares MSCI Emerging Markets ETF Put, 12/15/17, Strike $45.50	496,625
5,000 500,000		Ishares MSCI India ETF Put, 12/15/17, Strike $33.00	112,500
3,385 338,500		Vaneck Vectors Russia ETF Call, 01/19/18, Strike $22.00	162,480

			1,016,245

		Consumer Staples (0.1%)
345 34,500		Estee Lauder Companies Inc. Call, 04/20/18, Strike $110.00	250,125

		Financials (0.1%)
2,200 220,000		China Life Insurance Company, Ltd. Call, 04/20/18, Strike $17.50	192,500

		TOTAL PURCHASED OPTIONS (Cost $2,894,665)	1,748,783

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (2.0%)
3,277,142		Fidelity Prime Money Market Fund - Institutional Class	3,278,125

See accompanying Notes to Schedule of Investments	www.calamos.com	79

Evolving World Growth Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
3,277,959	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	$3,277,959

	TOTAL SHORT TERM INVESTMENTS (Cost $6,556,189)	6,556,084

TOTAL INVESTMENTS (101.8%) (Cost $244,658,467)		326,798,031

LIABILITIES, LESS OTHER ASSETS (-1.8%)		(5,620,833)

NET ASSETS (100.0%)		$321,177,198

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%)#
	Other (0.0%)
7,250 725,000	iShares MSCI Emerging Markets ETF Put, 12/15/17, Strike $41.00 (Premium $228,069)	(76,125)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AED	UAE Dirham
BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2017

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$98,238,787	30.1%
Hong Kong Dollar	63,907,385	19.5%
Indian Rupee	47,361,802	14.5%
South Korean Won	32,180,842	9.8%
New Taiwan Dollar	27,394,822	8.4%
South African Rand	12,455,785	3.8%
Brazilian Real	9,451,000	2.9%
Chinese Yuan Renminbi	6,404,764	2.0%
Thai Baht	4,840,804	1.5%
British Pound Sterling	3,401,562	1.0%
UAE Dirham	2,710,246	0.8%
Philippine Peso	2,626,187	0.8%
Malaysian Ringgit	2,582,249	0.8%
Hungarian Forint	2,500,523	0.8%
Indonesian Rupiah	2,497,826	0.8%
Turkish Lira	2,428,517	0.7%
Mexican Peso	2,176,986	0.7%
Polish Zloty	1,843,955	0.6%
European Monetary Unit	1,793,989	0.5%
Total Investments Net of Written Options	$326,798,031	100.0%

Currency exposure may vary over time.

80	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Emerging Market Equity Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES			VALUE
COMMON STOCKS (93.9%)
		Consumer Discretionary (11.6%)
60,000	HKD	Brilliance China Automotive Holdings, Ltd.	$152,048
1,670		Ctrip.com International, Ltd.#	79,976
16,000	BRL	CVC Brasil Operadora e Agencia de Viagens, SA	211,292
20,800	HKD	Galaxy Entertainment Group, Ltd.	141,843
33,000	HKD	Geely Automobile Holdings, Ltd.	102,329
7,000	TWD	Gourmet Master Company, Ltd.	80,353
47,000	HKD	Haier Electronics Group Company, Ltd.#	123,928
1,310	KRW	Hyundai Motor Company	188,465
3,280		JD.com, Inc.#	123,066
27,900	BRL	Kroton Educacional, SA	153,432
1,863	ZAR	Naspers, Ltd. - Class N	453,888
2,000		New Oriental Education & Technology Group, Inc.	166,480

			1,977,100

		Consumer Staples (6.3%)
8,700	TRY	BIM Birlesik Magazalar AS	177,547
27,600		ITC, Ltd.	113,408
2,292	CNY	Kweichow Moutai Company, Ltd. - Class A	213,844
42,300	PHP	Robinsons Retail Holdings, Inc.	79,479
9,700	ZAR	Shoprite Holdings, Ltd.	138,831
41,400	MXN	Wal-Mart de Mexico SAB de CV	92,683
6,400		X5 Retail Group, NV#	263,040

			1,078,832

		Energy (5.5%)
166,000	HKD	China Petroleum & Chemical Corp.	121,897
84,000	HKD	CNOOC, Ltd.	114,693
1,710		Lukoil PJSC	90,801
14,840	HUF	MOL Hungarian Oil & Gas, PLC	177,719
18,800		Petróleo Brasileiro, SA#	200,220
6,900	THB	PTT PCL	87,237
5,000		Reliance Industries, Ltd.*	143,500

			936,067

		Financials (24.9%)
17,000	HKD	AIA Group, Ltd.	128,103
192,500	PHP	Ayala Land, Inc.	161,085
12,500	BRL	Banco do Brasil, SA	131,599
84,000	IDR	Bank Central Asia Tbk PT	129,397
235,000	HKD	Bank of China, Ltd.	117,444
346,000	HKD	China Construction Bank Corp. - Class H	309,226
38,000	HKD	China Overseas Land & Investment, Ltd.	123,387
400		Credicorp, Ltd.	83,776
42,000	ZAR	FirstRand, Ltd.	152,453

NUMBER OF SHARES			VALUE
19,800	MXN	Grupo Financiero Banorte, SAB de CV	$117,323
3,650	KRW	Hana Financial Group, Inc.	156,216
13,137		ICICI Bank, Ltd.	120,203
23,500		Indiabulls Housing Finance, Ltd.	451,905
395,000	HKD	Industrial & Commercial Bank of China, Ltd. - Class H	314,288
18,700		Itau Unibanco Holding, SA	239,547
1,800	PLN	KRUK, SA	137,969
117,000	THB	Muangthai Leasing PCL	138,237
52,100	HKD	Ping An Insurance Group Company of China, Ltd.	457,852
2,863		Qudian, Inc.#	71,289
26,750		Sberbank of Russia PJSC	383,862
5,160	KRW	Shinhan Financial Group Company, Ltd.	231,778
2,000		State Bank of India	94,500

			4,251,439

		Health Care (0.6%)
60,000	HKD	CSPC Pharmaceutical Group, Ltd.	104,384

		Industrials (5.1%)
1,450		51job, Inc.#	89,755
30,000	HKD	Haitian International Holdings, Ltd.	89,837
17,646	TWD	Hiwin Technologies Corp.	177,110
18,850		Larsen & Toubro, Ltd.	351,553
364,021	HKD	Lonking Holdings, Ltd.	163,791

			872,046

		Information Technology (29.3%)
1,300		58.com, Inc.#	87,321
4,760		Alibaba Group Holding, Ltd.#	880,076
1,060		Baidu, Inc.#	258,576
15	HKD	China Literature, Ltd.#*	—
36,299	CNY	Hangzhou Hikvision Digital Technology Company, Ltd. - Class A	215,307
57,000	TWD	Hon Hai Precision Industry Company, Ltd.	211,866
265,500	MYR	My EG Services Bhd	137,351
165	KRW	NAVER Corp.	131,880
325	KRW	Samsung Electronics Company, Ltd.	801,160
8,000	TWD	Silergy Corp.	172,790
1,220	KRW	SK Hynix, Inc.	89,954
11,783	HKD	Sunny Optical Technology Group Company, Ltd.	172,826
105,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	848,852
19,300	HKD	Tencent Holdings, Ltd.	867,440
3,920		Yandex, NV - Class A#	132,614

			5,008,013

		Materials (5.7%)
17,008		Cemex, SAB de CV#	137,935

See accompanying Notes to Schedule of Investments	www.calamos.com	81

Emerging Market Equity Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES			VALUE
675	KRW	LG Chem, Ltd.	$243,376
320	KRW	POSCO	93,275
900	GBP	Randgold Resources, Ltd.	88,441
2,750		Southern Copper Corp.	118,113
12,550		Vale, SA	122,864
8,050		Vedanta, Ltd.	165,830

			969,834

		Real Estate (2.4%)
50,000	HKD	Country Garden Holdings Company, Ltd.	79,261
72,600	AED	Emaar Properties PJSC	163,833
7,000	BRL	Iguatemi Empresa de Shopping Centers, SA	82,340
33,500	HKD	Longfor Properties Company, Ltd.	78,254

			403,688

		Telecommunication Services (2.5%)
6,800		América Móvil, SAB de CV - Series L	116,416
15,500	HKD	China Mobile, Ltd.	155,905
23,000	TRY	Turkcell Iletisim Hizmetleri AS	86,186
20,000		VEON, Ltd.	78,200

			436,707

		TOTAL COMMON STOCKS (Cost $12,119,402)	16,038,110

EXCHANGE-TRADED FUNDS (3.6%)
		Other (3.6%)
13,950		iShares MSCI India ETF	491,668
2,600		iShares MSCI India Small-Cap ETF	128,388

			620,056

		TOTAL EXCHANGE-TRADED FUNDS (Cost $517,896)	620,056

SHORT TERM INVESTMENTS (2.3%)
197,216		Fidelity Prime Money Market Fund - Institutional Class	197,274
197,198		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	197,198

		TOTAL SHORT TERM INVESTMENTS (Cost $394,472)	394,472

TOTAL INVESTMENTS (99.8%) (Cost $13,031,770)			17,052,638

OTHER ASSETS, LESS LIABILITIES (0.2%)			31,602

NET ASSETS (100.0%)			$17,084,240

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

FOREIGN CURRENCY ABBREVIATIONS

AED	UAE Dirham
BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

82	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Emerging Market Equity Fund    Schedule of Investments October 31, 2017

CURRENCY EXPOSURE

OCTOBER 31, 2017

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$6,179,354	36.2%
Hong Kong Dollar	3,918,736	23.0%
South Korean Won	1,936,104	11.4%
New Taiwan Dollar	1,490,971	8.8%
South African Rand	745,172	4.4%
Brazilian Real	578,663	3.4%
Chinese Yuan Renminbi	429,151	2.5%
Turkish Lira	263,733	1.5%
Philippine Peso	240,564	1.4%
Thai Baht	225,474	1.3%
Mexican Peso	210,006	1.2%
Hungarian Forint	177,719	1.0%
UAE Dirham	163,833	1.0%
Polish Zloty	137,969	0.8%
Malaysian Ringgit	137,351	0.8%
Indonesian Rupiah	129,397	0.8%
British Pound Sterling	88,441	0.5%
Total Investments	$17,052,638	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	83

Global Equity Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES			VALUE
COMMON STOCKS (98.4%)
		Consumer Discretionary (10.7%)
2,460		Amazon.com, Inc.#	$2,718,989
33,000	CAD	Canada Goose Holdings, Inc.#	707,015
47,236		D.R. Horton, Inc.	2,088,303
11,400	SEK	Evolution Gaming Group, AB*	817,456
3,700	EUR	LVMH Moet Hennessy Louis Vuitton, SE	1,103,574
5,700		Marriott International, Inc. - Class A	681,036
3,700		Netflix, Inc.#	726,791
11,600		New Oriental Education & Technology Group, Inc.	965,584
855		Priceline Group, Inc.#	1,634,726
49,891		PulteGroup, Inc.	1,508,205
11,900		Walt Disney Company	1,163,939

			14,115,618

		Consumer Staples (8.6%)
22,000		Blue Buffalo Pet Products, Inc.#	636,460
32,083	GBP	Diageo, PLC	1,095,597
16,830	EUR	Kerry Group, PLC - Class A	1,694,998
17,200		Monster Beverage Corp.#	996,396
28,900	CHF	Nestlé, SA	2,431,604
209,000	AUD	Treasury Wine Estates, Ltd.	2,508,824
16,800	EUR	Unilever, NV	975,911
25,000		X5 Retail Group, NV#	1,027,500

			11,367,290

		Energy (3.2%)
6,150		EOG Resources, Inc.	614,200
23,000		Halliburton Company	983,020
7,300		Pioneer Natural Resources Company	1,092,591
47,600	EUR	Royal Dutch Shell, PLC - Class A	1,495,124

			4,184,935

		Financials (13.7%)
189,600	HKD	AIA Group, Ltd.	1,428,727
70,000		Bank of America Corp.	1,917,300
10,500	EUR	BNP Paribas, SA	819,520
24,100		Citigroup, Inc.	1,771,350
62,684	CHF	Credit Suisse Group, AG#	987,827
24,000		E*TRADE Financial Corp.#	1,046,160
64,000	INR	HDFC Bank, Ltd.	1,788,821
77,000	INR	Indiabulls Housing Finance, Ltd.	1,480,384
13,800		JPMorgan Chase & Company	1,388,418
115,500	HKD	Ping An Insurance Group Company of China, Ltd.	1,015,008
57,000	GBP	Prudential, PLC	1,399,086
100,000	GBP	Sanne Group, PLC	1,061,997
72,200		Sberbank of Russia PJSC	1,036,070

NUMBER OF SHARES			VALUE
50,000	EUR	UniCredit S.p.A#	$955,532

			18,096,200

		Health Care (8.4%)
9,780		Alexion Pharmaceuticals, Inc.#	1,170,275
37,810		Baxter International, Inc.	2,437,611
10,000		Bristol-Myers Squibb Company	616,600
10,600		Celgene Corp.#	1,070,282
63,000	GBP	Clinigen Healthcare, Ltd.#	984,837
29,138	DKK	H Lundbeck, A/S	1,732,191
2,600		Regeneron Pharmaceuticals, Inc.#	1,046,812
3,700	CHF	Roche Holding, AG	855,185
5,900		UnitedHealth Group, Inc.	1,240,298

			11,154,091

		Industrials (14.1%)
39,300	GBP	Ashtead Group, PLC	1,012,349
19,800		CSX Corp.	998,514
1,040	CHF	dormakaba Holding AG#	1,029,363
2,750	INR	Eicher Motors, Ltd.	1,369,723
17,700	JPY	en-japan, Inc.	682,612
13,100	JPY	FANUC Corp.	3,063,093
22,400	DKK	FLSmidth & Company, A/S	1,535,561
115,000	GBP	International Consolidated Airlines Group, SA	971,274
18,909	EUR	KION Group, AG	1,515,134
87,100	JPY	Komatsu, Ltd.	2,846,060
52,675	INR	Larsen & Toubro, Ltd.	994,903
5,200		Raytheon Company	937,040
19,530	EUR	Schneider Electric, SE#	1,715,930

			18,671,556

		Information Technology (34.0%)
24,100		Alibaba Group Holding, Ltd.#	4,455,849
3,725		Alphabet, Inc. - Class A#	3,848,074
29,918		Apple, Inc.	5,057,339
8,500	EUR	ASML Holding, NV	1,533,650
5,300		Broadcom, Ltd.	1,398,723
71	HKD	China Literature, Ltd.#*	—
18,700		Facebook, Inc. - Class A#	3,367,122
139,983	CNY	Hangzhou Hikvision Digital Technology Company, Ltd. - Class A	830,306
2,800	JPY	Keyence Corp.	1,554,630
19,261	GBP	Keywords Studios, PLC	408,792
6,100		Lam Research Corp.	1,272,277
15,900		Lumentum Holdings, Inc.#	1,004,085
10,100		MasterCard, Inc. - Class A	1,502,577
4,200	JPY	Nintendo Company, Ltd.	1,629,439
3,600		NVIDIA Corp.	744,516
57,200		ON Semiconductor Corp.#	1,219,504

84	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Equity Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES			VALUE
26,194		Orbotech, Ltd.#	$1,171,396
20,500		PayPal Holdings, Inc.#	1,487,480
373	KRW	Samsung Electronics Company, Ltd.	919,485
382,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	3,088,204
14,900	CHF	Temenos Group, AG#	1,720,525
89,600	HKD	Tencent Holdings, Ltd.	4,027,081
32,800		Trimble, Inc.#	1,340,864
162,000	INR	Vakrangee, Ltd.	1,407,338

			44,989,256

		Materials (4.4%)
72,800		Cemex, SAB de CV#	590,408
465,500	GBP	Glencore, PLC#	2,245,200
31,950		Newmont Mining Corp.	1,155,312
63,600		Vale, SA	622,644
38,700	GBP	Victrex, PLC	1,232,243

			5,845,807

		Real Estate (0.8%)
17,200	JPY	Investors Cloud Company, Ltd.^	1,048,911

		Telecommunication Services (0.5%)
7,400	JPY	SoftBank Group Corp.	655,804

		TOTAL COMMON STOCKS (Cost $88,495,905)	130,129,468

SHORT TERM INVESTMENTS (1.8%)
1,217,285		Fidelity Prime Money Market Fund - Institutional Class	1,217,650
1,217,106		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	1,217,106

		TOTAL SHORT TERM INVESTMENTS (Cost $2,434,756)	2,434,756

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.5%)
674,205		Deutsche Bank Securities, Inc.† 1.040%, 11/01/17 (Cost $674,205)	674,205

TOTAL INVESTMENTS (100.7%) (Cost $91,604,866)			133,238,429

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.5%)			(674,205)

LIABILITIES, LESS OTHER ASSETS (-0.2%)			(289,437)

NET ASSETS (100.0%)			$132,274,787

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Canadian Dollar	11/30/17	3,978,000	$3,084,222	$(62,230)
Bank of New York	Swiss Franc	11/30/17	147,000	147,607	(344)

					$(62,574)

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Swiss Franc	11/30/17	3,475,000	$3,489,361	$33,600

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

†	Repurchase agreement collateralized by the following security: 687,654 United States Treasury Note, 3.625%, 02/15/20.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	85

Global Equity Fund    Schedule of Investments October 31, 2017

CURRENCY EXPOSURE

OCTOBER 31, 2017

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$66,861,601	50.2%
European Monetary Unit	11,809,373	8.9%
Japanese Yen	11,480,549	8.6%
British Pound Sterling	10,411,375	7.8%
Indian Rupee	7,041,169	5.3%
Swiss Franc	7,024,504	5.3%
Hong Kong Dollar	6,470,816	4.9%
Danish Krone	3,267,752	2.4%
New Taiwan Dollar	3,088,204	2.3%
Australian Dollar	2,508,824	1.9%
South Korean Won	919,485	0.7%
Chinese Yuan Renminbi	830,306	0.6%
Swedish Krona	817,456	0.6%
Canadian Dollar	707,015	0.5%
Total Investments	$133,238,429	100.0%

Currency exposure may vary over time.

86	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Growth and Income Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (12.6%)
	Consumer Discretionary (3.8%)
7,000,000	DISH Network Corp. 3.375%, 08/15/26	$7,526,190
8,724,000	Liberty Expedia Holdings, Inc.*^ 1.000%, 06/30/47	8,940,442
6,600,000	Liberty Interactive, LLC*~ 1.750%, 09/30/46	7,483,311
	Liberty Media Corp.
13,063,000	1.375%, 10/15/23	15,727,525
9,685,000	2.250%, 09/30/46	10,133,077
3,100,000	Marriott Vacations Worldwide Corp.* 1.500%, 09/15/22	3,359,904
9,650,000	Priceline Group, Inc. 0.350%, 06/15/20	14,370,104
9,465,000	Tesla, Inc. 1.250%, 03/01/21	10,530,996

		78,071,549

	Financials (0.3%)
4,997,000	IAC FinanceCo, Inc.* 0.875%, 10/01/22	5,410,502

	Health Care (0.4%)
4,770,000	Illumina, Inc. 0.000%, 06/15/19	5,101,777
3,130,000	Innoviva, Inc.* 2.500%, 08/15/25	3,041,672

		8,143,449

	Industrials (0.4%)
2,050,000	Air Transport Services Group, Inc.* 1.125%, 10/15/24	2,159,603
6,400,000	Pacira Pharmaceuticals, Inc.* 2.375%, 04/01/22	5,960,224

		8,119,827

	Information Technology (7.0%)
7,890,000	Altaba, Inc.~ 0.000%, 12/01/18	10,873,209
8,250,000	Citrix Systems, Inc. 0.500%, 04/15/19	10,127,865
4,110,000	II-VI, Inc.* 0.250%, 09/01/22	4,800,994
5,735,000	Inphi Corp. 0.750%, 09/01/21	5,972,171
12,500,000	Intel Corp. 3.250%, 08/01/39	27,266,375
6,420,000	Lumentum Holdings, Inc.* 0.250%, 03/15/24	8,212,271
14,526,000	Microchip Technology, Inc.* 1.625%, 02/15/27	18,306,973
6,184,000	ON Semiconductor Corp. 1.000%, 12/01/20	8,002,467

PRINCIPAL AMOUNT		VALUE
4,000,000	Pandora Media, Inc. 1.750%, 12/01/20	$3,737,100
3,400,000	RealPage, Inc.* 1.500%, 11/15/22	4,167,499
11,765,000	Salesforce.com, Inc. 0.250%, 04/01/18	18,087,805
5,235,000	Servicenow, Inc.* 0.000%, 06/01/22	5,896,756
6,325,000	Silicon Laboratories, Inc.* 1.375%, 03/01/22	7,618,083
1,430,000	Weibo Corp.* 1.250%, 11/15/22	1,495,601
10,275,000	Workday, Inc.* 0.250%, 10/01/22	10,425,632

		144,990,801

	Materials (0.3%)
5,150,000	Royal Gold, Inc. 2.875%, 06/15/19	5,652,820

	Real Estate (0.4%)
5,000,000	Empire State Realty OP, LP* 2.625%, 08/15/19	5,493,850
3,440,000	Starwood Waypoint Homes* 3.500%, 01/15/22	3,846,591

		9,340,441

	TOTAL CONVERTIBLE BONDS (Cost $236,553,706)	259,729,389

SYNTHETIC CONVERTIBLE SECURITIES (7.3%)¤
Corporate Bonds (5.8%)
	Consumer Discretionary (3.4%)
5,153,000	Dana, Inc. 5.500%, 12/15/24	5,468,441
	DISH DBS Corp.
12,500,000	5.875%, 07/15/22	12,608,563
10,030,000	5.125%, 05/01/20	10,302,615
9,800,000	Expedia, Inc. 5.950%, 08/15/20	10,680,481
4,235,000	GameStop Corp.*^ 6.750%, 03/15/21	4,440,440
9,900,000	Home Depot, Inc. 2.700%, 04/01/23	10,046,025
10,000,000	L Brands, Inc. 5.625%, 02/15/22	10,720,950
2,429,000	Lowe’s Companies, Inc. 3.875%, 09/15/23	2,589,472
3,040,000	PVH Corp. 4.500%, 12/15/22	3,108,491

		69,965,478

	Consumer Staples (0.5%)
9,865,000	Wal-Mart Stores, Inc. 3.300%, 04/22/24	10,305,669

See accompanying Notes to Schedule of Investments	www.calamos.com	87

Growth and Income Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE

	Financials (0.2%)
4,950,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	$5,019,820

	Health Care (0.2%)
3,000,000	Universal Health Services, Inc.* 4.750%, 08/01/22	3,099,150

	Industrials (0.1%)
1,020,000	Icahn Enterprises, LP 4.875%, 03/15/19	1,026,013

	Information Technology (1.4%)
2,230,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	2,273,518
9,865,000	Alphabet, Inc. 3.375%, 02/25/24	10,352,282
4,935,000	Apple, Inc. 3.450%, 05/06/24	5,174,422
11,415,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	11,678,401

		29,478,623

	TOTAL CORPORATE BONDS	118,894,753

U.S. Government and Agency Securities (1.1%)
	United States Treasury Note
11,600,000	1.125%, 06/30/21	11,304,153
5,800,000	1.625%, 05/15/26	5,482,845
5,500,000	2.000%, 11/15/26	5,341,848

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	22,128,846

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Purchased Options (0.4%)#
	Consumer Discretionary (0.0%)
933 93,300	General Motors Company, Inc. Call, 12/15/17, Strike $49.00	9,796

	Other (0.4%)
	iShares MSCI EAFE ETF
17,700 1,770,000	Call, 12/15/17, Strike $67.00	5,150,700
15,000 1,500,000	Call, 12/15/17, Strike $69.00	1,897,500
6,000 600,000	iShares Russell 2000 ETF Call, 12/15/17, Strike $148.00	2,247,000

		9,295,200

	TOTAL PURCHASED OPTIONS	9,304,996

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $144,424,161)	150,328,595

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (7.0%)
	Energy (0.9%)
80,675	CenterPoint Energy, Inc. (Time Warner, Inc., Charter Communications, Time, Inc.)**§ 3.399%, 09/15/29	$5,709,531
211,030	Hess Corp. 8.000%, 02/01/19	11,648,856

		17,358,387

	Financials (0.2%)
80,250	Affiliated Managers Group, Inc. 5.150%, 10/15/37	4,904,784

	Health Care (1.3%)
16,600	Allergan, PLC 5.500%, 03/01/18	10,685,254
199,610	Anthem, Inc. 5.250%, 05/01/18	10,635,221
104,250	Becton Dickinson and Company 6.125%, 05/01/20	5,918,272

		27,238,747

	Industrials (0.6%)
110,000	Rexnord Corp. 5.750%, 11/15/19	6,329,400
51,350	Stanley Black & Decker, Inc. 5.375%, 05/15/20	6,073,165

		12,402,565

	Real Estate (1.5%)
153,776	American Tower Corp. 5.500%, 02/15/18	19,401,918
10,450	Crown Castle International Corp. 6.875%, 08/01/20	11,494,059

		30,895,977

	Telecommunication Services (0.7%)
141,890	T-Mobile USA, Inc. 5.500%, 12/15/17	13,734,952

	Utilities (1.8%)
39,953	Dominion Resources, Inc. 6.750%, 08/15/19	2,090,741
134,000	DTE Energy Company 6.500%, 10/01/19	7,374,395
394,000	NextEra Energy, Inc. 6.371%, 09/01/18	27,481,500

		36,946,636

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $129,705,502)	143,482,048

COMMON STOCKS (67.2%)
	Consumer Discretionary (7.9%)
39,100	Amazon.com, Inc.#	43,216,448

88	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
422,035	Comcast Corp. - Class A	$15,205,921
154,885	Home Depot, Inc.	25,676,835
155,600	Lowe’s Companies, Inc.	12,440,220
62,615	McDonald’s Corp.	10,451,070
58,875	Netflix, Inc.#	11,564,816
2,100	Priceline Group, Inc.#	4,015,116
49,040	Royal Caribbean Cruises, Ltd.	6,069,681
185,065	Starbucks Corp.	10,148,965
70,960	TJX Companies, Inc.	4,953,008
200,000	Walt Disney Company	19,562,000

		163,304,080

	Consumer Staples (6.6%)
96,300	Altria Group, Inc.	6,184,386
530,000	Coca-Cola Company	24,369,400
63,700	Costco Wholesale Corp.	10,260,796
361,035	Mondelez International, Inc. - Class A	14,957,680
169,700	PepsiCo, Inc.	18,706,031
200,000	Philip Morris International, Inc.	20,928,000
247,888	Procter & Gamble Company	21,402,650
161,275	Wal-Mart Stores, Inc.	14,080,920
78,450	Walgreens Boots Alliance, Inc.	5,198,882

		136,088,745

	Energy (5.0%)
192,360	Chevron Corp.	22,292,600
101,580	ConocoPhillips	5,195,817
140,000	EOG Resources, Inc.	13,981,800
409,000	Exxon Mobil Corp.	34,090,150
184,470	Halliburton Company	7,884,248
92,435	Marathon Petroleum Corp.	5,522,067
37,275	Pioneer Natural Resources Company	5,578,949
124,000	Schlumberger, Ltd.	7,936,000

		102,481,631

	Financials (11.5%)
32,675	Affiliated Managers Group, Inc.	6,093,888
95,710	American International Group, Inc.	6,183,823
826,025	Bank of America Corp.	22,624,825
183,625	Bank of New York Mellon Corp.	9,447,506
153,250	BB&T Corp.	7,546,030
43,735	Chubb Corp.	6,596,113
558,000	Citigroup, Inc.	41,013,000
190,500	E*TRADE Financial Corp.#	8,303,895
35,000	Goldman Sachs Group, Inc.	8,486,800
249,780	Intercontinental Exchange, Inc.	16,510,458
436,135	JPMorgan Chase & Company	43,879,542
122,180	Marsh & McLennan Companies, Inc.	9,888,027
191,205	MetLife, Inc.	10,244,764
163,500	Morgan Stanley	8,175,000

NUMBER OF SHARES		VALUE
97,800	PNC Financial Services Group, Inc.	$13,378,062
66,829	Prudential Financial, Inc.	7,381,931
193,795	Wells Fargo & Company	10,879,651

		236,633,315

	Health Care (9.2%)
170,565	AbbVie, Inc.	15,393,491
97,530	Agilent Technologies, Inc.	6,634,966
16,500	Alexion Pharmaceuticals, Inc.#	1,974,390
56,400	Amgen, Inc.	9,882,408
236,885	Baxter International, Inc.	15,271,976
75,750	Bristol-Myers Squibb Company	4,670,745
85,840	Celgene Corp.#	8,667,265
288,240	Johnson & Johnson	40,183,538
106,350	Medtronic, PLC	8,563,302
262,305	Merck & Company, Inc.	14,450,383
467,200	Pfizer, Inc.	16,380,032
80,835	Stryker Corp.	12,518,916
36,935	Thermo Fisher Scientific, Inc.	7,159,111
136,800	UnitedHealth Group, Inc.	28,758,096

		190,508,619

	Industrials (8.3%)
60,650	Boeing Company	15,646,487
110,000	Caterpillar, Inc.	14,938,000
199,550	CSX Corp.	10,063,307
416,000	Delta Air Lines, Inc.	20,812,480
208,450	Eaton Corp., PLC	16,680,169
637,145	General Electric Company	12,844,843
138,300	Honeywell International, Inc.	19,937,328
34,300	Lockheed Martin Corp.	10,569,888
54,500	Northrop Grumman Corp.	16,106,385
58,550	PACCAR, Inc.	4,199,792
103,100	Union Pacific Corp.	11,937,949
140,550	United Parcel Service, Inc. - Class B	16,518,841

		170,255,469

	Information Technology (16.1%)
67,175	Accenture, PLC - Class A	9,563,033
26,280	Adobe Systems, Inc.#	4,603,205
54,535	Alphabet, Inc. - Class A#	56,336,836
503,000	Apple, Inc.~	85,027,120
52,400	Broadcom, Ltd.	13,828,884
183,000	Cisco Systems, Inc.	6,249,450
205,800	Facebook, Inc. - Class A#	37,056,348
81,891	Lam Research Corp.	17,080,006
92,375	MasterCard, Inc. - Class A	13,742,628
692,705	Microsoft Corp.~	57,619,202
28,575	NVIDIA Corp.	5,909,596
113,400	Oracle Corp.	5,772,060

See accompanying Notes to Schedule of Investments	www.calamos.com	89

Growth and Income Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
164,260	Visa, Inc. - Class A	$18,065,315

		330,853,683

	Materials (0.8%)
176,400	DowDuPont, Inc.	12,755,484
70,000	Nucor Corp.	4,048,100

		16,803,584

	Real Estate (0.1%)
49,000	Welltower, Inc.	3,281,040

		3,281,040

	Telecommunication Services (1.2%)
271,175	AT&T, Inc.	9,125,039
319,000	Verizon Communications, Inc.	15,270,530

		24,395,569

	Utilities (0.5%)
240,033	Exelon Corp.	9,651,727

	TOTAL COMMON STOCKS (Cost $981,261,938)	1,384,257,462

EXCHANGE-TRADED FUNDS (1.3%)
	Other (1.3%)
104,875	iShares MSCI EAFE ETF	7,302,446
30,650	iShares NASDAQ Biotechnology ETF^	9,629,617
84,280	iShares Russell 2000 Value ETF	10,465,891

	TOTAL EXCHANGE-TRADED FUNDS (Cost $26,498,356)	27,397,954

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.1%)#
	Information Technology (0.0%)
2,000 200,000	Microsoft Corp. Put, 11/17/17, Strike $77.00	12,000

		12,000

	Other (0.1%)
2,200 220,000	Powershares QQQ Put, 12/15/17, Strike $140.00	114,400
	S&P 500 Index
850 85,000	Put, 12/15/17, Strike $2,450.00	765,000
500 50,000	Put, 12/29/17, Strike $2,540.00	1,247,500
86 8,600	Put, 12/29/17, Strike $2,425.00	86,430

		2,213,330

	TOTAL PURCHASED OPTIONS (Cost $5,741,019)	2,225,330

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (4.3%)
44,468,366	Fidelity Prime Money Market Fund - Institutional Class	$44,481,706
44,426,698	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	44,426,698

	TOTAL SHORT TERM INVESTMENTS (Cost $88,910,971)	88,908,404

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.5%)
9,795,276	Deutsche Bank Securities, Inc.† 1.040%, 11/01/17 (Cost $9,795,276)	9,795,276

TOTAL INVESTMENTS (100.3%) (Cost $1,622,890,929)		2,066,124,458

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.5%)		(9,795,276)

OTHER ASSETS, LESS LIABILITIES (0.2%)		3,183,618

NET ASSETS (100.0%)		$2,059,512,800

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%)#
	Consumer Discretionary (0.0%)
900 90,000	General Motors Company, Inc. Put, 12/15/17, Strike $41.00	(69,300)

	Information Technology (0.0%)
	Microsoft Corp.
2,000 200,000	Put, 11/17/17, Strike $73.00	(8,000)
750 75,000	Call, 11/17/17, Strike $83.00	(86,250)

		(94,250)

	TOTAL WRITTEN OPTIONS (Premium $109,871)	$(163,550)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

90	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Growth and Income Fund    Schedule of Investments October 31, 2017

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $4,047,724.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

**	Step Coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2017.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

†	Repurchase agreement collateralized by the following security: 9,990,677 United States Treasury Note, 3.625%, 02/15/20.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	91

Global Growth and Income Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (33.8%)
		Consumer Discretionary (9.3%)
1,200,000	EUR	Bayer Capital Corp., BV* 5.625%, 11/22/19	$1,669,339
2,000,000		Cie Generale des Etablissements Michelin 0.000%, 01/10/22	2,178,666
2,630,000		Liberty Interactive, LLC* 1.750%, 09/30/46	2,981,986
890,000		LVMH Moet Hennessy Louis Vuitton, SE 0.000%, 02/16/21	2,808,533
1,115,000		Marriott Vacations Worldwide Corp.* 1.500%, 09/15/22	1,208,482
3,295,000		Priceline Group, Inc.^ 0.900%, 09/15/21	3,941,034
160,000,000	JPY	Sony Corp. 0.000%, 09/30/22	1,660,317
1,440,000		Tesla, Inc. 1.250%, 03/01/21	1,602,180
1,400,000		Valeo, SA 0.000%, 06/16/21	1,535,145
8,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 10/25/18	1,035,670

			20,621,352

		Financials (2.3%)
1,100,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA 1.000%, 12/01/20	1,478,718
1,890,000	EUR	Credit Agricole, SA 0.000%, 10/03/19	1,856,733
557,000		IAC FinanceCo, Inc.* 0.875%, 10/01/22	603,092
110,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	1,114,784

			5,053,327

		Health Care (1.8%)
900,000	EUR	GN Store Nord, A/S 0.000%, 05/31/22	1,104,604
2,680,000		Illumina, Inc. 0.000%, 06/15/19	2,866,407

			3,971,011

		Industrials (6.7%)
90,000,000	JPY	ANA Holdings, Inc. 0.000%, 09/19/24	841,024
240,000,000	JPY	Kandenko Company, Ltd. 0.000%, 03/31/21	2,387,503
210,000,000	JPY	Kansai Paint Company, Ltd. 0.000%, 06/17/19	2,137,110
3,270,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	3,395,085
2,200,000	EUR	Prysmian S.p.A. 1.250%, 03/08/18	3,390,435

PRINCIPAL AMOUNT			VALUE
2,366,400	EUR	Safran, SA 0.000%, 12/31/20	$2,819,376

			14,970,533

		Information Technology (7.5%)
1,100,000		II-VI, Inc.* 0.250%, 09/01/22	1,284,938
1,990,000		Lumentum Holdings, Inc.* 0.250%, 03/15/24	2,545,548
1,465,000		Nice Systems, Inc.* 1.250%, 01/15/24	1,670,247
2,155,000		ON Semiconductor Corp. 1.000%, 12/01/20	2,788,699
1,845,000		RealPage, Inc.* 1.500%, 11/15/22	2,261,481
1,150,000		Silicon Laboratories, Inc.* 1.375%, 03/01/22	1,385,106
1,195,000		Square, Inc.* 0.375%, 03/01/22	2,026,176
1,061,000		Weibo Corp.* 1.250%, 11/15/22	1,109,673
1,665,000		Workday, Inc.* 0.250%, 10/01/22	1,689,409

			16,761,277

		Materials (2.3%)
1,835,000		Cemex, SAB de CV 3.720%, 03/15/20	1,945,999
2,980,000		Royal Gold, Inc. 2.875%, 06/15/19	3,270,952

			5,216,951

		Real Estate (1.2%)
800,000	EUR	Aroundtown Property Holdings, PLC 1.500%, 01/18/21	1,119,448
1,510,000		AYC Finance, Ltd. 0.500%, 05/02/19	1,643,098

			2,762,546

		Telecommunication Services (1.9%)
4,000,000		Telenor East Holding II AS 0.250%, 09/20/19	4,321,760

		Utilities (0.8%)
1,300,000	EUR	Sagerpar, SA 0.375%, 10/09/18	1,686,373

		TOTAL CONVERTIBLE BONDS (Cost $70,585,122)	75,365,130

92	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments October 31, 2017

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
SYNTHETIC CONVERTIBLE SECURITIES (3.2%)¤
Purchased Options (1.3%)#
	Consumer Discretionary (0.4%)
32 3,200	Amazon.com, Inc. Call, 01/19/18, Strike $950.00	$525,280
355 35,500	Carnival Corp. Call, 04/20/18, Strike $65.00	157,975
140 14,000	Vail Resorts, Inc. Call, 04/20/18, Strike $230.00	184,100

		867,355

	Consumer Staples (0.2%)
235 23,500	Estee Lauder Companies Inc. Call, 04/20/18, Strike $110.00	170,375
385 38,500	Monster Beverage Corp. Call, 03/16/18, Strike $55.00	213,675

		384,050

	Energy (0.1%)
145 14,500	Pioneer Natural Resources Company Call, 01/19/18, Strike $150.00	123,250

	Health Care (0.0%)
45 4,500	Regeneron Pharmaceuticals, Inc. Call, 01/19/18, Strike $470.00	16,875

	Information Technology (0.3%)
90 9,000	Baidu, Inc. Call, 03/16/18, Strike $240.00	193,275
150 15,000	Lam Research Corp. Call, 12/15/17, Strike $185.00	383,250
110 11,000	Nvidia Corp. Call, 12/15/17, Strike $200.00	180,125

		756,650

	Other (0.3%)
1,140 114,000	iShares MSCI Brazil Capped ETF Call, 12/15/17, Strike $41.00	141,930
1,560 156,000	iShares MSCI Japan ETF Call, 01/19/18, Strike $58.00	223,860
675 67,500	iShares Russell 2000 Value ETF Call, 02/16/18, Strike $122.00	371,250

		737,040

	TOTAL PURCHASED OPTIONS	2,885,220

PRINCIPAL AMOUNT		VALUE

U.S. Government and Agency Securities (1.9%)
	United States Treasury Note
2,205,000	1.875%, 05/31/22	2,195,972
2,200,000	1.875%, 10/31/22	2,183,948

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	4,379,920

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $6,652,846)	7,265,140

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (6.9%)
		Health Care (1.7%)
4,200		Allergan, PLC 5.500%, 03/01/18	$2,703,498
21,700		Anthem, Inc. 5.250%, 05/01/18	1,156,176

			3,859,674

		Industrials (0.5%)
20,300		Rexnord Corp. 5.750%, 11/15/19	1,168,062

		Real Estate (0.8%)
5,605		American Tower Corp. 5.500%, 02/15/18	707,183
980		Crown Castle International Corp. 6.875%, 08/01/20	1,077,912

			1,785,095

		Telecommunication Services (2.8%)
30,000		Alibaba Exchangeable (Softbank)*§ 5.750%, 06/03/19	6,291,228

		Utilities (1.1%)
		NextEra Energy, Inc.
21,900		6.371%, 09/01/18	1,527,525
14,000		6.123%, 09/01/19	798,000

			2,325,525

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,343,771)	15,429,584

COMMON STOCKS (55.5%)
		Consumer Discretionary (3.4%)
53,800		D.R. Horton, Inc.	2,378,498
38,000	EUR	Daimler, AG	3,172,474
21,200		Walt Disney Company	2,073,572

			7,624,544

		Consumer Staples (6.4%)
49,800		Coca-Cola Company	2,289,804
14,000	EUR	Danone	1,144,236
55,700	GBP	Diageo, PLC	1,902,090
17,200	EUR	Kerry Group, PLC - Class A	1,732,262
44,800	CHF	Nestlé, SA	3,769,406
19,083	EUR	Unilever, NV	1,108,531
27,200		Wal-Mart Stores, Inc.	2,374,832

			14,321,161

		Energy (4.7%)
10,400		Chevron Corp.	1,205,256
42,000	CAD	Enbridge, Inc.	1,614,107
21,600		Exxon Mobil Corp.	1,800,360
81,800	EUR	Royal Dutch Shell, PLC - Class A	2,569,352

See accompanying Notes to Schedule of Investments	www.calamos.com	93

Global Growth and Income Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES			VALUE
20,700		Schlumberger, Ltd.	$1,324,800
33,290	EUR	TOTAL, SA	1,855,522

			10,369,397

		Financials (12.8%)
217,200	HKD	AIA Group, Ltd.	1,636,706
123,500		Bank of America Corp.	3,382,665
20,000	EUR	BNP Paribas, SA	1,560,990
34,000		Citigroup, Inc.	2,499,000
110,563	CHF	Credit Suisse Group, AG#	1,742,344
42,800		E*TRADE Financial Corp.#	1,865,652
117,000	INR	HDFC Bank, Ltd.	3,270,189
85,000	INR	Indiabulls Housing Finance, Ltd.	1,634,190
32,800		JPMorgan Chase & Company	3,300,008
271,100	JPY	Mitsubishi UFJ Financial Group, Inc.	1,838,911
139,500	HKD	Ping An Insurance Group Company of China, Ltd.	1,225,918
13,900		PNC Financial Services Group, Inc.	1,901,381
69,475	GBP	Prudential, PLC	1,705,290
54,100	EUR	UniCredit S.p.A#	1,033,886

			28,597,130

		Health Care (4.9%)
7,800		Alexion Pharmaceuticals, Inc.#	933,348
35,600		Baxter International, Inc.	2,295,132
9,100		Celgene Corp.#	918,827
25,100		Johnson & Johnson	3,499,191
7,150	CHF	Roche Holding, AG	1,652,588
7,400		UnitedHealth Group, Inc.	1,555,628

			10,854,714

		Industrials (6.6%)
17,400	JPY	FANUC Corp.	4,068,536
274,000	GBP	International Consolidated Airlines Group, SA	2,314,167
14,100	EUR	KION Group, AG	1,129,800
113,600	JPY	Komatsu, Ltd.	3,711,967
61,950	INR	Larsen & Toubro, Ltd.	1,170,085
6,000		Raytheon Company	1,081,200
12,900	EUR	Schneider Electric, SE#	1,133,410

			14,609,165

		Information Technology (15.2%)
5,280		Alphabet, Inc. - Class A#	5,454,451
28,500		Apple, Inc.	4,817,640
8,225	EUR	ASML Holding, NV	1,484,032
7,800		Broadcom, Ltd.	2,058,498
85	HKD	China Literature, Ltd.*#	—
15,600		Facebook, Inc. - Class A#	2,808,936
14,300		MasterCard, Inc. - Class A	2,127,411
31,100		Microsoft Corp.	2,586,898

NUMBER OF SHARES			VALUE
2,900	JPY	Nintendo Company, Ltd.	$1,125,089
675	KRW	Samsung Electronics Company, Ltd.	1,663,947
463,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	3,743,032
10,100	CHF	Temenos Group, AG#	1,166,262
108,000	HKD	Tencent Holdings, Ltd.	4,854,072

			33,890,268

		Materials (1.0%)
480,000	GBP	Glencore, PLC#	2,315,136

		Telecommunication Services (0.5%)
13,300	JPY	SoftBank Group Corp.	1,178,675

		TOTAL COMMON STOCKS (Cost $93,254,522)	123,760,190

SHORT TERM INVESTMENTS (1.0%)
1,094,795		Fidelity Prime Money Market Fund - Institutional Class	1,095,124
1,093,071		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	1,093,071

		TOTAL SHORT TERM INVESTMENTS (Cost $2,188,195)	2,188,195

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.9%)
2,001,348		Deutsche Bank Securities, Inc.† 1.040%, 11/01/17 (Cost $2,001,348)	2,001,348

TOTAL INVESTMENTS (101.3%) (Cost $187,025,804)			226,009,587

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.9%)			(2,001,348)

LIABILITIES,LESS OTHER ASSETS (-0.4%)			(976,816)

NET ASSETS (100.0%)			$223,031,423

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Canadian Dollar	11/30/17	6,642,000	$5,149,674	$(103,904)
Bank of New York	Swiss Franc	11/30/17	482,000	483,992	(1,130)

					$(105,034)

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Swiss Franc	11/30/17	2,893,000	$2,904,956	$27,972

94	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund    Schedule of Investments October 31, 2017

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

†	Repurchase agreement collateralized by the following security: 2,041,272 United States Treasury Note, 3.625%, 02/15/20.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2017

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$134,480,951	59.5%
European Monetary Unit	33,049,521	14.6%
Japanese Yen	20,063,916	8.9%
Hong Kong Dollar	8,752,366	3.9%
Swiss Franc	8,330,600	3.7%
British Pound Sterling	8,236,683	3.6%
Indian Rupee	6,074,464	2.7%
New Taiwan Dollar	3,743,032	1.7%
South Korean Won	1,663,947	0.7%
Canadian Dollar	1,614,107	0.7%
Total Investments	$226,009,587	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	95

Convertible Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (74.1%)
	Consumer Discretionary (18.4%)
5,000,000	CalAtlantic Group, Inc. 1.625%, 05/15/18	$7,825,575
2,500,000	Ctrip.com International, Ltd. 1.000%, 07/01/20	2,729,700
11,000,000	DISH Network Corp. 3.375%, 08/15/26	11,826,870
5,158,000	Liberty Expedia Holdings, Inc.* 1.000%, 06/30/47	5,285,970
6,000,000	Liberty Interactive, LLC* 1.750%, 09/30/46	6,803,010
	Liberty Media Corp.
8,380,000	1.375%, 10/15/23	10,089,310
7,200,000	2.250%, 09/30/46	7,533,108
3,000,000	Liberty Media Corp. / Liberty Formula One* 1.000%, 01/30/23	3,592,275
3,000,000	Marriott Vacations Worldwide Corp.* 1.500%, 09/15/22	3,251,520
18,005,000	Priceline Group, Inc.^ 0.900%, 09/15/21	21,535,150
22,550,000	Tesla, Inc. 1.250%, 03/01/21	25,089,694
1,750,000	Wayfair, Inc.* 0.375%, 09/01/22	1,713,609
4,000,000	Weatherford International, Ltd. 5.875%, 07/01/21	4,039,320

		111,315,111

	Financials (1.6%)
6,250,000	Ares Capital Corp.* 3.750%, 02/01/22	6,389,094
2,982,000	IAC FinanceCo, Inc.* 0.875%, 10/01/22	3,228,760

		9,617,854

	Health Care (10.5%)
	BioMarin Pharmaceutical, Inc.
4,500,000	1.500%, 10/15/20	5,123,003
2,890,000	0.750%, 10/15/18	3,053,675
3,100,000	Emergent Biosolutions, Inc. 2.875%, 01/15/21	4,505,773
3,275,000	Evolent Health, Inc.* 2.000%, 12/01/21	3,507,984
2,400,000	Flexion Therapeutics, Inc.* 3.375%, 05/01/24	2,730,768
5,500,000	Illumina, Inc. 0.000%, 06/15/19	5,882,552
	Innoviva, Inc.
3,250,000	2.125%, 01/15/23	2,998,596
3,000,000	2.500%, 08/15/25*	2,915,340
3,550,000	Insulet Corp. 1.250%, 09/15/21	4,216,637

PRINCIPAL AMOUNT		VALUE
2,370,000	Ironwood Pharmaceuticals, Inc. 2.250%, 06/15/22	$2,790,722
4,040,000	Jazz Investments I, Ltd. 1.875%, 08/15/21	4,183,804
1,250,000	Medicines Company 2.750%, 07/15/23	1,174,506
6,633,000	Medidata Solutions, Inc. 1.000%, 08/01/18	8,845,072
5,475,000	Molina Healthcare, Inc. 1.625%, 08/15/44	6,808,655
1,600,000	Neurocrine Biosciences, Inc.* 2.250%, 05/15/24	1,843,392
2,575,000	NuVasive, Inc. 2.250%, 03/15/21	2,983,550

		63,564,029

	Industrials (5.4%)
2,455,000	Air Lease Corp. 3.875%, 12/01/18	3,757,930
3,500,000	Air Transport Services Group, Inc.* 1.125%, 10/15/24	3,687,128
3,250,000	Atlas Air Worldwide Holdings, Inc.^ 2.250%, 06/01/22	3,777,703
4,750,000	Dycom Industries, Inc. 0.750%, 09/15/21	5,532,182
4,500,000	Greenbrier Companies, Inc.* 2.875%, 02/01/24	5,262,952
6,250,000	Pacira Pharmaceuticals, Inc.* 2.375%, 04/01/22	5,820,531
4,100,000	Tutor Perini Corp. 2.875%, 06/15/21	4,715,861

		32,554,287

	Information Technology (34.8%)
5,500,000	Altaba, Inc. 0.000%, 12/01/18	7,579,550
2,750,000	Blackhawk Network Holdings, Inc. 1.500%, 01/15/22	2,760,148
4,943,000	Citrix Systems, Inc. 0.500%, 04/15/19	6,068,126
2,819,000	Finisar Corp.* 0.500%, 12/15/36	2,699,869
6,000,000	II-VI, Inc.* 0.250%, 09/01/22	7,008,750
6,100,000	Inphi Corp. 0.750%, 09/01/21	6,352,265
10,250,000	Intel Corp. 3.250%, 08/01/39	22,358,427
3,100,000	Knowles Corp. 3.250%, 11/01/21	3,651,567
5,000,000	Lumentum Holdings, Inc.* 0.250%, 03/15/24	6,395,850
13,750,000	Microchip Technology, Inc.* 1.625%, 02/15/27	17,328,987

96	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
4,600,000	Micron Technology, Inc. 1.625%, 02/15/33	$18,682,992
3,000,000	Nice Systems, Inc.* 1.250%, 01/15/24	3,420,300
	ON Semiconductor Corp.
5,800,000	1.000%, 12/01/20	7,505,548
3,000,000	1.625%, 10/15/23*	3,747,375
3,250,000	OSI Systems, Inc.* 1.250%, 09/01/22	3,422,039
2,600,000	Palo Alto Networks, Inc. 0.000%, 07/01/19	3,635,996
3,300,000	Pandora Media, Inc. 1.750%, 12/01/20	3,083,108
7,353,000	Proofpoint, Inc. 0.750%, 06/15/20	9,478,752
6,000,000	RealPage, Inc.* 1.500%, 11/15/22	7,354,410
2,525,000	Red Hat, Inc. 0.250%, 10/01/19	4,194,151
3,225,000	Rovi Corp. 0.500%, 03/01/20	3,147,858
9,150,000	Salesforce.com, Inc. 0.250%, 04/01/18	14,067,439
3,000,000	Servicenow, Inc.* 0.000%, 06/01/22	3,379,230
6,250,000	Silicon Laboratories, Inc.* 1.375%, 03/01/22	7,527,750
4,350,000	Square, Inc.* 0.375%, 03/01/22	7,375,621
2,620,000	Synaptics, Inc.* 0.500%, 06/15/22	2,357,201
3,200,000	Teradyne, Inc.* 1.250%, 12/15/23	4,606,832
3,250,000	Viavi Solutions, Inc.* 1.000%, 03/01/24	3,257,784
3,000,000	Weibo Corp.* 1.250%, 11/15/22	3,137,625
14,250,000	Workday, Inc.* 0.250%, 10/01/22	14,458,905

		210,044,455

	Materials (1.4%)
3,450,000	Royal Gold, Inc. 2.875%, 06/15/19	3,786,841
4,000,000	RTI International Metals, Inc. 1.625%, 10/15/19	4,429,440

		8,216,281

	Real Estate (2.0%)
3,100,000	Empire State Realty OP, LP* 2.625%, 08/15/19	3,406,187
3,000,000	Starwood Property Trust, Inc. 4.375%, 04/01/23	3,057,240

PRINCIPAL AMOUNT		VALUE
4,700,000	Starwood Waypoint Homes 3.000%, 07/01/19	$5,793,032

		12,256,459

	TOTAL CONVERTIBLE BONDS (Cost $400,347,321)	447,568,476

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (16.1%)
	Energy (1.9%)
113,000	Hess Corp. 8.000%, 02/01/19	6,237,600
98,250	WPX Energy, Inc. 6.250%, 07/31/18	5,030,400

		11,268,000

	Financials (6.1%)
54,750	Affiliated Managers Group, Inc. 5.150%, 10/15/37	3,346,254
10,300	Bank of America Corp. 7.250%, 12/31/49	13,358,688
15,570	Virtus Investment Partners, Inc. 7.250%, 02/01/20	1,595,302
13,900	Wells Fargo & Company 7.500%, 12/31/49	18,209,000

		36,509,244

	Health Care (2.1%)
139,000	Anthem, Inc. 5.250%, 05/01/18	7,405,920
90,500	Becton Dickinson and Company 6.125%, 05/01/20	5,137,685

		12,543,605

	Industrials (0.6%)
65,400	Rexnord Corp. 5.750%, 11/15/19	3,763,116

	Real Estate (2.3%)
30,269	American Tower Corp. 5.500%, 02/15/18	3,819,040
6,200	Crown Castle International Corp. 6.875%, 08/01/20	6,819,442
52,200	Welltower, Inc. 6.500%, 12/31/49	3,201,426

		13,839,908

	Telecommunication Services (0.7%)
45,000	T-Mobile USA, Inc. 5.500%, 12/15/17	4,356,000

	Utilities (2.4%)
69,000	DTE Energy Company 6.500%, 10/01/19	3,797,263

See accompanying Notes to Schedule of Investments	www.calamos.com	97

Convertible Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
	NextEra Energy, Inc.
116,000	6.123%, 09/01/19	$6,612,000
62,000	6.371%, 09/01/18	4,324,500

		14,733,763

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $87,280,213)	97,013,636

COMMON STOCKS (5.3%)
	Health Care (1.7%)
60,000	Allergan, PLC	10,633,800

	Information Technology (3.6%)
83,000	Lam Research Corp.	17,311,310
39,000	Take-Two Interactive Software, Inc.#	4,315,350

		21,626,660

	TOTAL COMMON STOCKS (Cost $20,194,600)	32,260,460

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.3%)#
	Financials (0.2%)
3,000 300,000	Bank Of America Corp. Call, 01/18/19, Strike $25.00	1,335,000

	Health Care (0.0%)
750 75,000	Gilead Sciences, Inc. Call, 01/19/18, Strike $85.00	64,875

	Information Technology (0.0%)
2,475 247,500	Intel Corp. Put, 01/19/18, Strike $40.00	65,588

	Other (0.1%)
335 33,500	S&P 500 Index Put, 12/01/17, Strike $2,495.00	276,375

	TOTAL PURCHASED OPTIONS (Cost $2,140,221)	1,741,838

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (4.1%)
12,454,426	Fidelity Prime Money Market Fund - Institutional Class	12,458,162
12,453,315	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	12,453,315

	TOTAL SHORT TERM INVESTMENTS (Cost $24,912,360)	24,911,477

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.9%)
11,175,523	Deutsche Bank Securities, Inc.† 1.040%, 11/01/17 (Cost $11,175,523)	$11,175,523

TOTAL INVESTMENTS (101.8%) (Cost $546,050,238)		614,671,410

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.9%)		(11,175,523)

OTHER ASSETS, LESS LIABILITIES (0.1%)		463,779

NET ASSETS (100.0%)		$603,959,666

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

†	Repurchase agreement collateralized by the following security: 11,398,458 United States Treasury Note, 3.625%, 02/15/20.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

98	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Convertible Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (71.5%)
		Consumer Discretionary (14.1%)
400,000	EUR	Bayer Capital Corp., BV* 5.625%, 11/22/19	$556,446
1,000,000		Cie Generale des Etablissements Michelin 0.000%, 01/10/22	1,089,333
		Ctrip.com International, Ltd.
775,000		1.250%, 09/15/22	811,460
690,000		1.000%, 07/01/20	753,397
850,000		DISH Network Corp. 3.375%, 08/15/26	913,895
60,000,000	JPY	Iida Group Holdings Company, Ltd. 0.000%, 06/18/20	562,321
425,000		Liberty Expedia Holdings, Inc.* 1.000%, 06/30/47	435,544
725,000		Liberty Interactive, LLC* 1.750%, 09/30/46	822,030
745,000		Liberty Media Corp. 1.375%, 10/15/23	896,961
510,000		Marriott Vacations Worldwide Corp.* 1.500%, 09/15/22	552,759
436,000	EUR	SEB, SA 0.000%, 11/17/21	1,025,344
470,000		Shanghai Port Group BVI Holding Company, Ltd. 0.000%, 08/09/22	478,105
134,000,000	JPY	Sony Corp. 0.000%, 09/30/22	1,390,516
500,000	EUR	Steinhoff Finance Holding Company 1.250%, 10/21/23	515,501
400,000	EUR	Steinhoff Finance Holding GmbH 4.000%, 01/30/21	551,007
		Tesla, Inc.
1,475,000		1.250%, 03/01/21	1,641,122
365,000		2.375%, 03/15/22	443,315
1,000,000		Valeo, SA 0.000%, 06/16/21	1,096,532
4,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 10/25/18	517,835

			15,053,423

		Energy (2.0%)
405,000		Nabors Industries, Inc.* 0.750%, 01/15/24	299,578
450,000		SM Energy Company 1.500%, 07/01/21	433,807
800,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	931,138
480,000		Whiting Petroleum Corp. 1.250%, 04/01/20	433,565

			2,098,088

PRINCIPAL AMOUNT			VALUE

		Financials (9.5%)
95,000,000	JPY	AEON Financial Service Company, Ltd. 0.000%, 09/13/19	$906,929
1,600,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA 1.000%, 12/01/20	2,150,862
2,869,000	EUR	Credit Agricole, SA 0.000%, 10/03/19	2,818,501
700,000	EUR	Cromwell SPV Finance Pty, Ltd. 2.000%, 02/04/20	817,437
2,000,000	HKD	Haitong International Securities Group, Ltd. 0.000%, 10/25/21	263,353
250,000		IAC FinanceCo, Inc.* 0.875%, 10/01/22	270,688
400,000	EUR	LEG Immobilien, AG 0.875%, 09/01/25	483,222
50,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	506,720
800,000	EUR	Solidium Oy 0.000%, 09/04/18	965,590
129,000	EUR	Unibail-Rodamco, SE 0.000%, 01/01/22	512,773
400,000		Yamaguchi Financial Group, Inc.‡ 0.829%, 03/26/20 3 mo. USD LIBOR - 0.50%	424,798

			10,120,873

		Health Care (8.9%)
900,000	EUR	Bayer, AG 0.050%, 06/15/20	1,240,089
		BioMarin Pharmaceutical, Inc.
425,000		1.500%, 10/15/20	483,839
330,000		0.750%, 10/15/18	348,690
671,000		Emergent Biosolutions, Inc. 2.875%, 01/15/21	975,282
500,000	EUR	GN Store Nord, A/S 0.000%, 05/31/22	613,669
620,000		Illumina, Inc. 0.000%, 06/15/19	663,124
455,000		Innoviva, Inc.* 2.500%, 08/15/25	442,160
460,000		Insulet Corp. 1.250%, 09/15/21	546,381
800,000	EUR	Magyar Nemzeti Vagyonkezelo Zrt 3.375%, 04/02/19	1,103,993
360,000		Medidata Solutions, Inc. 1.000%, 08/01/18	480,058
700,000		Molina Healthcare, Inc. 1.625%, 08/15/44	870,513
575,000		NuVasive, Inc. 2.250%, 03/15/21	666,230
800,000		QIAGEN, NV 0.875%, 03/19/21	1,021,668

			9,455,696

See accompanying Notes to Schedule of Investments	www.calamos.com	99

Global Convertible Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT			VALUE

		Industrials (8.7%)
110,000,000	JPY	ANA Holdings, Inc. 0.000%, 09/19/24	$1,027,918
405,000		Greenbrier Companies, Inc.* 2.875%, 02/01/24	473,666
70,000,000	JPY	Japan Airport Terminal Company, Ltd. 0.000%, 03/06/20	618,512
70,000,000	JPY	Kandenko Company, Ltd. 0.000%, 03/31/21	696,355
100,000,000	JPY	Kansai Paint Company, Ltd. 0.000%, 06/17/19	1,017,671
665,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	690,438
100,000,000	JPY	LIXIL Group Corp. 0.000%, 03/04/22	952,192
360,000		Pacira Pharmaceuticals, Inc.* 2.375%, 04/01/22	335,263
1,879,500	EUR	Safran, SA 0.000%, 12/31/20	2,239,273
600,000		STMicroelectronics, NV 0.000%, 07/03/22	768,732
400,000	EUR	Symrise, AG 0.238%, 06/20/24	501,978

			9,321,998

		Information Technology (17.8%)
1,255,000		Altaba, Inc. 0.000%, 12/01/18	1,729,515
1,354,000		Citrix Systems, Inc. 0.500%, 04/15/19	1,662,197
348,000		Euronet Worldwide, Inc. 1.500%, 10/01/44	476,121
		FireEye, Inc.
330,000		1.625%, 06/01/35	308,562
183,000		1.000%, 06/01/35	173,111
475,000		II-VI, Inc.* 0.250%, 09/01/22	554,859
400,000		Inphi Corp. 0.750%, 09/01/21	416,542
445,000		Lumentum Holdings, Inc.* 0.250%, 03/15/24	569,231
1,335,000		Microchip Technology, Inc.* 1.625%, 02/15/27	1,682,487
305,000		Micron Technology, Inc. 2.125%, 02/15/33	1,240,740
405,000		Nice Systems, Inc.* 1.250%, 01/15/24	461,740
600,000		NXP Semiconductors, NV 1.000%, 12/01/19	739,941
395,000		ON Semiconductor Corp. 1.000%, 12/01/20	511,154
480,000		RealPage, Inc.* 1.500%, 11/15/22	588,353

PRINCIPAL AMOUNT			VALUE
390,000		Red Hat, Inc. 0.250%, 10/01/19	$647,809
800,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	967,380
1,550,000		Salesforce.com, Inc. 0.250%, 04/01/18	2,383,009
450,000		Silicon Laboratories, Inc.* 1.375%, 03/01/22	541,998
360,000		Square, Inc.* 0.375%, 03/01/22	610,396
221,000		Synaptics, Inc.* 0.500%, 06/15/22	198,833
400,000		Teradyne, Inc.* 1.250%, 12/15/23	575,854
405,000		Veeco Instruments, Inc. 2.700%, 01/15/23	373,481
523,000		Weibo Corp.* 1.250%, 11/15/22	546,993
1,070,000		Workday, Inc.* 0.250%, 10/01/22	1,085,686

			19,045,992

		Materials (0.5%)
300,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	527,387

		Real Estate (5.1%)
800,000	EUR	Aroundtown Property Holdings, PLC 1.500%, 01/18/21	1,119,448
1,360,000		AYC Finance, Ltd. 0.500%, 05/02/19	1,479,876
600,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	706,717
538,000		Starwood Property Trust, Inc. 4.550%, 03/01/18	561,131
1,300,000		Starwood Waypoint Homes 3.000%, 07/01/19	1,602,328

			5,469,500

		Telecommunication Services (3.9%)
2,300,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	2,653,943
1,400,000		Telenor East Holding II AS 0.250%, 09/20/19	1,512,616

			4,166,559

		Utilities (1.0%)
800,000	EUR	Sagerpar, SA 0.375%, 10/09/18	1,037,768

		TOTAL CONVERTIBLE BONDS (Cost $71,300,483)	76,297,284

100	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT			VALUE
SYNTHETIC CONVERTIBLE SECURITIES (13.1%)¤
Corporate Bonds (3.1%)
		Consumer Discretionary (1.1%)
625,000		CalAtlantic Group, Inc. 6.625%, 05/01/20	$691,137
479,000		Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	491,617

			1,182,754

		Health Care (0.6%)
630,000		HCA Holdings, Inc. 6.250%, 02/15/21	678,560

		Industrials (1.1%)
450,000		AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 5.000%, 10/01/21	486,500
695,000		Icahn Enterprises, LP 4.875%, 03/15/19	699,097

			1,185,597

		Telecommunication Services (0.3%)
283,000		Sprint Corp. 7.250%, 09/15/21	308,835

		TOTAL CORPORATE BONDS	3,355,746

U.S. Government and Agency Securities (8.8%)
		United States Treasury Note
3,719,000		1.000%, 06/30/19	3,685,172
3,706,000		1.875%, 05/31/22	3,690,826
2,055,000		1.750%, 10/31/20	2,055,527

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	9,431,525

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

Purchased Options (1.2%)#
		Consumer Discretionary (0.5%)
50 5,000	EUR	Kering Call, 03/16/18, Strike 400.00	46,594
75 7,500	EUR	LVMH Moet Hennessy Louis Vuitton, SE Call, 03/16/18, Strike 240.00	188,531
8 800		Priceline Group, Inc. Call, 01/17/20, Strike $1,920.00	268,520

			503,645

		Industrials (0.4%)
315 31,500	EUR	Airbus, SE Call, 12/15/17, Strike 82.00	251,712
100 10,000	EUR	Siemens, AG Call, 12/15/17, Strike 115.00	84,161

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
260 26,000	EUR	Vinci, SA Call, 12/15/17, Strike 80.00	$133,107

			468,980

		Information Technology (0.2%)
385 38,500		Intel Corp. Call, 06/15/18, Strike $45.00	124,163
70 7,000		Lam Research Corp. Call, 03/16/18, Strike $210.00	107,800

			231,963

		Telecommunication Services (0.1%)
1,540 1,540,000	GBP	Vodafone Group, PLC Call, 12/15/17, Strike 2.20	53,690

		TOTAL PURCHASED OPTIONS	1,258,278

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $13,813,682)	14,045,549

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (9.4%)
		Energy (2.5%)
16,920		Hess Corp. 8.000%, 02/01/19	933,984
43,640		Southwestern Energy Company 6.250%, 01/15/18	555,537
23,155		WPX Energy, Inc. 6.250%, 07/31/18	1,185,536

			2,675,057

		Financials (5.1%)
2,075		Bank of America Corp. 7.250%, 12/31/49	2,691,192
2,105		Wells Fargo & Company 7.500%, 12/31/49	2,757,550

			5,448,742

		Health Care (0.3%)
490		Allergan, PLC 5.500%, 03/01/18	315,408

		Real Estate (1.0%)
4,440		American Tower Corp. 5.500%, 02/15/18	560,195
440		Crown Castle International Corp. 6.875%, 08/01/20	483,960

			1,044,155

		Utilities (0.5%)
7,505		NextEra Energy, Inc. 6.371%, 09/01/18	523,474

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $10,032,363)	10,006,836

See accompanying Notes to Schedule of Investments	www.calamos.com	101

Global Convertible Fund    Schedule of Investments October 31, 2017

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTION (0.1%)#
	Other (0.1%)
60	S&P 500 Index Put, 12/01/17, Strike $2,495.00 (Cost $ 108,201)	$49,500

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (6.4%)
3,431,685	Fidelity Prime Money Market Fund - Institutional Class	3,432,714
3,428,924	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	3,428,924

	TOTAL SHORT TERM INVESTMENTS (Cost $6,861,891)	6,861,638

TOTAL INVESTMENTS (100.5%) (Cost $102,116,620)		107,260,807

LIABILITIES, LESS OTHER ASSETS (-0.5%)		(566,809)

NET ASSETS (100.0%)		$106,693,998

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2017.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2017

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$74,934,362	69.9%
European Monetary Unit	23,812,433	22.2%
Japanese Yen	7,679,134	7.1%
Hong Kong Dollar	781,188	0.7%
British Pound Sterling	53,690	0.1%
Total Investments	$107,260,807	100.0%

Currency exposure may vary over time.

102	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Total Return Bond Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (60.2%)
	Consumer Discretionary (13.1%)
500,000	American Airlines Group, Inc. 6.125%, 06/01/18	$511,242
500,000	American Honda Finance Corp. 1.650%, 07/12/21	490,078
500,000	Carnival Corp. 3.950%, 10/15/20	524,802
360,000	Charter Communications Operating, LLC / Charter Communications Operating Capital 4.908%, 07/23/25	383,456
500,000	Comcast Corp. 2.750%, 03/01/23	505,330
500,000	Continental Airlines 2012-3 Class C Pass Thru Trust 6.125%, 04/29/18	507,813
250,000	D.R. Horton, Inc. 4.750%, 02/15/23	270,996
500,000	DISH DBS Corp. 4.250%, 04/01/18	504,220
500,000	Expedia, Inc. 5.950%, 08/15/20	544,922
250,000	Ford Motor Credit Company, LLC 5.875%, 08/02/21	278,674
250,000	General Motors Company, Inc. 3.700%, 05/09/23	256,445
250,000	Goodyear Tire & Rubber Company 8.750%, 08/15/20	290,733
500,000	Harley-Davidson Financial Services, Inc.* 2.150%, 02/26/20	497,263
500,000	Hasbro, Inc. 3.150%, 05/15/21	507,867
500,000	Interpublic Group of Companies, Inc. 2.250%, 11/15/17	500,095
500,000	Lennar Corp. 4.500%, 06/15/19	515,095
500,000	Mattel, Inc. 2.350%, 05/06/19	491,595
500,000	Ralph Lauren Corp. 2.125%, 09/26/18	501,868
250,000	Time Warner, Inc. 3.600%, 07/15/25	250,334
500,000	TJX Companies, Inc. 2.750%, 06/15/21	509,307
500,000	ZF North America Capital, Inc.* 4.500%, 04/29/22	524,590

		9,366,725

	Consumer Staples (3.1%)
500,000	Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	515,755
400,000	General Mills, Inc. 2.600%, 10/12/22	399,226

PRINCIPAL AMOUNT		VALUE
250,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	$280,138
500,000	Mondelez International Holdings Netherlands, BV* 2.000%, 10/28/21	490,302
500,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	515,727

		2,201,148

	Energy (2.0%)
500,000	Chevron Corp. 1.961%, 03/03/20	501,102
250,000	Exxon Mobil Corp. 2.709%, 03/06/25	251,953
190,000	Rochester Gas & Electric* 3.100%, 06/01/27	190,538
500,000	Shell International Finance, BV 3.250%, 05/11/25	514,492

		1,458,085

	Financials (15.8%)
250,000	Allstate Corp.‡ 3.250%, 05/15/37 3 mo. USD LIBOR + 1.94%	248,073
500,000	American Express Company 3.000%, 10/30/24	499,590
500,000	AON Corp. 5.000%, 09/30/20	538,420
500,000	Bank of America Corp. 4.125%, 01/22/24	532,920
500,000	Bank of Montreal 1.900%, 08/27/21	492,218
500,000	Bank of Nova Scotia 2.450%, 09/19/22	497,395
500,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	507,052
500,000	Capital One NA 2.950%, 07/23/21	506,490
300,000	CBOE Holdings, Inc. 1.950%, 06/28/19	299,349
500,000	Charles Schwab Corp. 3.200%, 03/02/27	505,315
400,000	Chubb Corp.‡ 3.609%, 04/15/37 3 mo. USD LIBOR + 2.25%	399,160
500,000	Citigroup, Inc.‡ 3.520%, 10/27/28 3 mo. USD LIBOR + 1.15%	499,525
250,000	Dell International, LLC / EMC Corp.* 6.020%, 06/15/26	279,406
350,000	Discover Bank 3.450%, 07/27/26	345,695
250,000	Franklin Resources, Inc. 2.850%, 03/30/25	248,803
250,000	GLP Capital, LP / GLP Financing II, Inc. 4.375%, 04/15/21	261,724

See accompanying Notes to Schedule of Investments	www.calamos.com	103

Total Return Bond Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
500,000	JPMorgan Chase & Company‡ 3.220%, 03/01/25 3 mo. USD LIBOR + 1.16%	$505,760
450,000	Markel Corp. 3.500%, 11/01/27	449,051
400,000	MetLife, Inc. 6.400%, 12/15/36	461,616
500,000	Morgan Stanley 2.500%, 04/21/21	501,292
500,000	RenaissanceRe Finance, Inc. 3.450%, 07/01/27	493,733
500,000	State Street Corp. 1.950%, 05/19/21	496,480
500,000	SunTrust Banks, Inc. 3.300%, 05/15/26	496,247
500,000	Toronto-Dominion Bank 2.125%, 04/07/21	498,180
250,000	US Bancorp 3.600%, 09/11/24	260,581
500,000	Wells Fargo & Company 4.400%, 06/14/46	516,922

		11,340,997

	Health Care (3.3%)
500,000	AbbVie, Inc. 2.850%, 05/14/23	502,105
500,000	Edwards Lifesciences Corp. 2.875%, 10/15/18	504,883
250,000	Gilead Sciences, Inc. 3.650%, 03/01/26	260,551
400,000	HCA, Inc. 4.500%, 02/15/27	404,986
250,000	Johnson & Johnson 2.450%, 03/01/26	244,474
200,000	Teva Pharmaceutical Finance Netherlands III, BV 2.200%, 07/21/21	188,247
250,000	Zoetis, Inc. 3.000%, 09/12/27	245,481

		2,350,727

	Industrials (6.2%)
250,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 5.000%, 10/01/21	270,278
400,000	Alimentation Couche-Tard, Inc.* 3.550%, 07/26/27	401,552
400,000	Delta Air Lines, Inc. 3.625%, 03/15/22	411,002
500,000	Eaton Corp. 1.500%, 11/02/17	500,000
500,000	Honeywell International, Inc. 1.850%, 11/01/21	494,200
200,000	IHO Verwaltungs GmbH* 4.125%, 09/15/21 4.875% PIK rate	204,394

PRINCIPAL AMOUNT		VALUE
400,000	Kaiser Aluminum Corp. 5.875%, 05/15/24	$431,030
500,000	Parker-Hannifin Corp. 5.500%, 05/15/18	510,367
200,000	Rockwell Collins, Inc. 2.800%, 03/15/22	202,044
500,000	Southwest Airlines Company 2.750%, 11/06/19	506,820
500,000	Verisk Analytics, Inc. 4.125%, 09/12/22	527,197

		4,458,884

	Information Technology (7.3%)
500,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	510,292
500,000	Amphenol Corp. 4.000%, 02/01/22	524,952
500,000	Apple, Inc. 4.375%, 05/13/45	548,027
200,000	CDK Global, Inc.* 4.875%, 06/01/27	208,676
500,000	Cisco Systems, Inc. 1.850%, 09/20/21	494,173
300,000	Electronic Arts, Inc. 4.800%, 03/01/26	331,571
500,000	Fiserv, Inc. 3.500%, 10/01/22	516,305
250,000	Hewlett Packard Enterprise Company 4.900%, 10/15/25	266,040
500,000	Microsoft Corp. 4.100%, 02/06/37	548,220
185,000	Nuance Communications, Inc. 6.000%, 07/01/24	200,097
550,000	NXP Semiconductors, NV* 4.125%, 06/01/21	575,300
500,000	Visa, Inc. 2.200%, 12/14/20	503,873

		5,227,526

	Materials (1.4%)
500,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	516,110
140,000	Kinross Gold Corp.* 4.500%, 07/15/27	141,808
350,000	Steel Dynamics, Inc. 5.000%, 12/15/26	372,409

		1,030,327

	Real Estate (3.3%)
500,000	American Tower Corp. 5.900%, 11/01/21	560,267
400,000	Federal Realty Investment Trust 3.250%, 07/15/27	397,142
250,000	HCP, Inc. 4.200%, 03/01/24	262,289

104	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
300,000	Hospitality Properties Trust 3.950%, 01/15/28	$294,863
450,000	SL Green Operating Partnership, LP 3.250%, 10/15/22	451,388
400,000	Tanger Properties, LP 3.875%, 07/15/27	398,838

		2,364,787

	Telecommunication Services (2.3%)
450,000	AT&T, Inc. 4.900%, 08/14/37	449,852
500,000	British Telecommunications, PLC 2.350%, 02/14/19	503,082
200,000	CSC Holdings, LLC* 5.500%, 04/15/27	206,536
250,000	Sprint Corp. 7.250%, 09/15/21	272,823
250,000	Verizon Communications, Inc. 3.500%, 11/01/24	255,601

		1,687,894

	Utilities (2.4%)
500,000	Alabama Power Company 2.450%, 03/30/22	500,003
500,000	Exelon Corp. 2.450%, 04/15/21	500,117
500,000	NextEra Energy, Inc. 2.700%, 09/15/19	505,702
	NGPL PipeCo, LLC*
100,000	4.875%, 08/15/27	104,152
100,000	4.375%, 08/15/22	102,770

		1,712,744

	TOTAL CORPORATE BONDS (Cost $42,325,473)	43,199,844

U.S. GOVERNMENT AND AGENCY SECURITIES (35.2%)
	Other (35.2%)
	Federal Home Loan Mortgage Corp.
1,000,000	1.375%, 08/15/19	995,750
600,000	3.500%, 11/01/47	616,875
	Federal National Mortgage Association
1,182,294	3.000%, 07/01/46	1,183,590
1,000,000	1.875%, 04/05/22	994,510
986,750	3.500%, 08/01/47	1,015,267
572,273	4.000%, 03/01/47	601,522
450,000	1.500%, 02/28/20	447,923
	United States Treasury Bond
2,000,000	2.750%, 08/15/47	1,948,623
1,500,000	2.875%, 11/15/46	1,499,193
600,000	3.000%, 05/15/47	614,735
	United States Treasury Note
3,000,000	1.875%, 01/31/22	2,992,316
1,500,000	2.125%, 03/31/24	1,494,597
1,500,000	2.000%, 02/15/25	1,474,027
1,500,000	2.000%, 11/15/26	1,456,868
1,250,000	1.875%, 03/31/22	1,245,406
1,000,000	2.375%, 05/15/27	1,000,468

PRINCIPAL AMOUNT		VALUE
1,000,000	2.125%, 11/30/23	$999,277
1,000,000	1.625%, 05/15/26	945,318
1,000,000	1.375%, 09/15/20	990,665
1,000,000	1.250%, 08/31/19	993,991
750,000	1.875%, 09/30/22	745,071
500,000	1.875%, 07/31/22	497,066
500,000	1.375%, 02/15/20	496,934

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $25,360,322)	25,249,992

ASSET BACKED SECURITIES (2.3%)
1,000,000	American Express Credit Account Master Trust Series 2017-6, Class A 2.040%, 05/15/23	1,000,563
250,000	Dell Equipment Finance Trust Series 2017-2, Class A3* 2.190%, 10/24/22	250,019
400,000	SoFi Professional Loan Program LLC Series 2016-C, Class A2B* 2.360%, 12/27/32	397,299

	TOTAL ASSET BACKED SECURITIES (Cost $1,646,909)	1,647,881

RESIDENTIAL MORTGAGE BACKED SECURITY (1.1%)
750,000	SBA Small Business Investment Companies Series 2017-10B, Class 1 2.518%, 09/10/27 (Cost $750,000)	747,363

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.5%)
183,594	Fidelity Prime Money Market Fund - Institutional Class	183,648
183,324	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	183,324

	TOTAL SHORT TERM INVESTMENTS (Cost $366,972)	366,972

TOTAL INVESTMENTS (99.3%) (Cost $70,449,676)		71,212,052

OTHER ASSETS, LESS LIABILITIES (0.7%)		510,771

NET ASSETS (100.0%)		$71,722,823

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	105

High Income Opportunities Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (93.8%)
	Consumer Discretionary (17.9%)
68,000	Altice US Finance I Corp.* 5.500%, 05/15/26	$70,771
140,000	AV Homes, Inc. 6.625%, 05/15/22	145,607
195,000	Beverages & More, Inc.* 11.500%, 06/15/22	175,758
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
365,000	5.125%, 05/01/27	368,329
80,000	5.000%, 02/01/28	79,463
469,000	Century Communities, Inc. 6.875%, 05/15/22	493,808
500,000	Cooper Tire & Rubber Company 8.000%, 12/15/19	554,935
155,000	CRC Escrow Issuer, LLC* 5.250%, 10/15/25	156,144
460,000	Dana, Inc. 5.500%, 12/15/24	488,159
290,000	DISH DBS Corp. 5.875%, 11/15/24	290,403
125,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	132,296
375,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	388,579
150,000	goeasy, Ltd.* 7.875%, 11/01/22	154,227
25,000	Guitar Center, Inc.* 6.500%, 04/15/19	23,413
200,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.* 8.750%, 11/01/24	209,580
600,000	L Brands, Inc. 6.875%, 11/01/35	596,778
195,000	Lions Gate Entertainment Corp.* 5.875%, 11/01/24	206,963
170,000	M/I Homes, Inc. 5.625%, 08/01/25	173,701
445,000	Meritage Homes Corp. 7.000%, 04/01/22	510,593
90,000	Netflix, Inc.* 4.875%, 04/15/28	89,621
300,000	Nexstar Escrow Corp.* 5.625%, 08/01/24	308,173
560,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	578,119
	PetSmart, Inc.*
140,000	5.875%, 06/01/25	122,056
35,000	8.875%, 06/01/25	27,636
515,000	Reliance Intermediate Holdings, LP* 6.500%, 04/01/23	547,043
	Rite Aid Corp.
325,000	7.700%, 02/15/27	276,216
310,000	6.125%, 04/01/23*	289,549

PRINCIPAL AMOUNT		VALUE
320,000	Salem Media Group, Inc.* 6.750%, 06/01/24	$335,659
205,000	Sally Holdings, LLC / Sally Capital, Inc. 5.625%, 12/01/25	203,860
	SFR Group, SA*
275,000	6.000%, 05/15/22	286,940
150,000	7.375%, 05/01/26	161,620
315,000	Sirius XM Radio, Inc.* 6.000%, 07/15/24	337,272
575,000	Speedway Motorsports, Inc. 5.125%, 02/01/23	595,548
425,000	Time, Inc.*^ 5.750%, 04/15/22	429,875
350,000	Toll Brothers Finance Corp. 5.625%, 01/15/24	384,484
500,000	ZF North America Capital, Inc.* 4.500%, 04/29/22	524,590

		10,717,768

	Consumer Staples (2.7%)
150,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC 5.750%, 03/15/25	132,635
485,000	Fresh Market, Inc.* 9.750%, 05/01/23	274,020
765,000	JBS USA LUX SA / JBS USA Finance, Inc.* 7.250%, 06/01/21	782,132
	New Albertson’s, Inc.
145,000	7.450%, 08/01/29	121,551
70,000	8.000%, 05/01/31	60,982
	Pilgrim’s Pride Corp.*
30,000	5.750%, 03/15/25	31,785
25,000	5.875%, 09/30/27	26,014
170,000	Post Holdings, Inc.* 5.750%, 03/01/27	177,005

		1,606,124

	Energy (10.1%)
545,000	Antero Midstream Partners, LP / Antero Midstream Finance Corp. 5.375%, 09/15/24	567,928
250,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.* 6.125%, 11/15/22	261,266
240,000	Calfrac Holdings, LP* 7.500%, 12/01/20	235,922
375,000	Carrizo Oil & Gas, Inc. 6.250%, 04/15/23	382,260
150,000	Chesapeake Energy Corp.* 8.000%, 01/15/25	148,305
30,000	Consol Mining Corp.* 11.000%, 11/15/25	30,786
30,000	CrownRock, LP / CrownRock Finance, Inc.* 5.625%, 10/15/25	30,467
365,000	DCP Midstream, LLC*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	348,175

106	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
75,000	Diamond Offshore Drilling, Inc. 7.875%, 08/15/25	$80,300
535,000	Energy Transfer Equity, LP 5.500%, 06/01/27	566,945
555,000	Energy Transfer Partners, LP‡ 4.394%, 11/01/66 3 mo. USD LIBOR + 3.02%	503,662
175,000	EP Energy, LLC / Everest Acquisition Finance, Inc.* 8.000%, 02/15/25	129,607
150,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.500%, 10/01/25	152,495
507,000	Gulfmark Offshore, Inc.@ 6.375%, 03/15/22	141,960
	Gulfport Energy Corp.
185,000	6.000%, 10/15/24	186,010
130,000	6.375%, 05/15/25	131,801
115,000	Halcon Resources Corp.* 6.750%, 02/15/25	117,933
320,000	Laredo Petroleum, Inc. 6.250%, 03/15/23	332,781
250,000	Petroleum Geo Services Company*^ 7.375%, 12/15/20	230,832
150,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	152,958
250,000	QEP Resources, Inc. 6.875%, 03/01/21	266,779
109,000	Rice Energy, Inc. 7.250%, 05/01/23	117,692
190,000	SESI, LLC* 7.750%, 09/15/24	196,831
60,000	SM Energy Company 6.750%, 09/15/26	61,722
135,000	Southwestern Energy Company 7.500%, 04/01/26	140,433
60,000	Transocean, Inc.* 7.500%, 01/15/26	61,927
150,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	146,834
176,401	W&T Offshore, Inc.* 9.000%, 05/15/20 10.750% PIK rate	159,807
85,000	Weatherford International, Ltd. 8.250%, 06/15/23	85,553
60,000	WildHorse Resource Development Corp.* 6.875%, 02/01/25	59,987

		6,029,958

	Financials (10.9%)
510,000	Ally Financial, Inc. 8.000%, 11/01/31	675,462
200,000	Ardonagh Midco 3, PLC* 8.625%, 07/15/23	210,728

PRINCIPAL AMOUNT		VALUE
315,000	AssuredPartners, Inc.* 7.000%, 08/15/25	$328,775
	CyrusOne, LP / CyrusOne Finance Corp.*
175,000	5.375%, 03/15/27	187,791
50,000	5.000%, 03/15/24	52,494
405,000	Dell International, LLC / EMC Corp.* 6.020%, 06/15/26	452,638
150,000	Discover Financial Services‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	153,175
845,000	GLP Capital, LP / GLP Financing II, Inc.~ 5.375%, 04/15/26	916,048
150,000	HUB International, Ltd.* 7.875%, 10/01/21	156,192
160,000	ILFC E-Capital Trust II*‡ 4.610%, 12/21/65	155,300
625,000	Jefferies Finance, LLC* 7.250%, 08/15/24	638,369
150,000	Level 3 Financing, Inc. 5.375%, 05/01/25	156,989
175,000	LPL Holdings, Inc.* 5.750%, 09/15/25	182,213
260,000	MetLife, Inc. 6.400%, 12/15/66	300,050
	Navient Corp.
225,000	6.750%, 06/25/25	235,514
89,000	6.500%, 06/15/22	94,834
400,000	Oil Insurance, Ltd.*‡~ 4.317%, 01/08/18 3 mo. USD LIBOR + 2.98%	382,376
550,000	Quicken Loans, Inc.* 5.750%, 05/01/25	583,621
60,000	Radian Group, Inc. 4.500%, 10/01/24	61,634
270,000	Springleaf Finance Corp. 8.250%, 10/01/23	308,002
160,000	Tronox Finance, PLC* 5.750%, 10/01/25	167,564
100,000	VEREIT Operating Partnership, LP 3.950%, 08/15/27	99,883

		6,499,652

	Health Care (9.7%)
	Acadia Healthcare Company, Inc.
185,000	5.625%, 02/15/23	190,359
180,000	6.500%, 03/01/24	190,910
	Community Health Systems, Inc.
385,000	7.125%, 07/15/20	334,365
350,000	6.875%, 02/01/22	255,591
500,000	DaVita, Inc. 5.125%, 07/15/24	503,475
525,000	Endo, Ltd.* 6.000%, 07/15/23	426,389
275,000	Greatbatch, Ltd.* 9.125%, 11/01/23	298,941

See accompanying Notes to Schedule of Investments	www.calamos.com	107

High Income Opportunities Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
	HCA, Inc.
995,000	5.375%, 02/01/25	$1,026,472
130,000	7.500%, 11/06/33	147,051
150,000	Magellan Health, Inc. 4.400%, 09/22/24	151,681
175,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	164,019
423,000	MPH Acquisition Holdings, LLC* 7.125%, 06/01/24	456,220
200,000	Tenet Healthcare Corp.* 5.125%, 05/01/25	194,570
165,000	Teva Pharmaceutical Finance Netherlands III, BV 3.150%, 10/01/26	146,162
	Valeant Pharmaceuticals International, Inc.*
1,090,000	7.250%, 07/15/22	1,048,073
155,000	5.500%, 11/01/25	158,584
125,000	West Street Merger Sub, Inc.* 6.375%, 09/01/25	127,577

		5,820,439

	Industrials (13.9%)
200,000	ACCO Brands Corp.* 5.250%, 12/15/24	208,108
175,000	Allison Transmission, Inc.* 4.750%, 10/01/27	176,931
70,000	American Greetings Corp.* 7.875%, 02/15/25	76,355
500,000	ARD Finance, SA 7.125%, 09/15/23 7.875% PIK rate	536,290
150,000	Beacon Escrow Corp.* 4.875%, 11/01/25	152,159
250,000	BWAY Holding Company* 5.500%, 04/15/24	260,937
85,000	Catalent Pharma Solutions, Inc.* 4.875%, 01/15/26	86,413
	Covanta Holding Corp.
125,000	5.875%, 03/01/24	125,611
45,000	5.875%, 07/01/25	44,602
155,000	Delphi Jersey Holdings, PLC* 5.000%, 10/01/25	155,744
200,000	Fly Leasing, Ltd. 5.250%, 10/15/24	201,477
30,000	FXI Holdings, Inc.* 7.875%, 11/01/24	30,520
557,000	Garda World Security Corp.* 7.250%, 11/15/21	572,354
435,000	Golden Nugget, Inc.* 6.750%, 10/15/24	443,354
155,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	163,737

PRINCIPAL AMOUNT		VALUE
185,000	H&E Equipment Services, Inc.* 5.625%, 09/01/25	$195,415
40,000	Hertz Corp.* 7.625%, 06/01/22	41,698
110,000	Icahn Enterprises, LP 6.750%, 02/01/24	116,894
200,000	IHO Verwaltungs GmbH* 4.500%, 09/15/23 5.250% PIK rate	206,641
700,000	James Hardie International Finance, Ltd.* 5.875%, 02/15/23	736,372
80,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	84,291
220,000	Kaiser Aluminum Corp. 5.875%, 05/15/24	237,066
302,000	Meritor, Inc. 6.750%, 06/15/21	312,192
	Michael Baker International, LLC*
459,000	8.250%, 10/15/18	460,301
385,800	8.875%, 04/15/19 9.625% PIK rate	387,519
415,000	Navistar International Corp. 8.250%, 11/01/21	416,789
	Park Aerospace Holdings, Ltd.*
155,000	4.500%, 03/15/23	155,353
150,000	5.500%, 02/15/24	155,420
315,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	342,440
65,000	Scientific Games International, Inc.* 5.000%, 10/15/25	66,059
170,000	Tennant Company* 5.625%, 05/01/25	177,561
160,000	Titan International, Inc. 6.875%, 10/01/20	165,054
285,000	TransDigm, Inc. 6.500%, 05/15/25	294,532
15,000	Trident Merger Sub, Inc.* 6.625%, 11/01/25	14,977
90,000	United Continental Holdings, Inc. 4.250%, 10/01/22	90,805
	United Rentals North America, Inc.
330,000	4.875%, 01/15/28	331,695
110,000	4.625%, 10/15/25	112,749

		8,336,415

	Information Technology (5.3%)
600,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	612,351
80,000	Amkor Technology, Inc. 6.625%, 06/01/21	81,409
	Cardtronics, Inc.
225,000	5.500%, 05/01/25*	224,564
100,000	5.125%, 08/01/22	102,712
205,000	CBS Radio, Inc.* 7.250%, 11/01/24	216,068

108	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
160,000	CDK Global, Inc.* 4.875%, 06/01/27	$166,941
480,000	Clear Channel Worldwide Holdings, Inc. 7.625%, 03/15/20	475,115
290,000	CommScope Technologies, LLC* 6.000%, 06/15/25	307,233
282,000	First Data Corp. - Class A* 7.000%, 12/01/23	302,122
145,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	152,821
200,000	Nuance Communications, Inc.* 5.625%, 12/15/26	212,715
150,000	TTM Technologies, Inc.* 5.625%, 10/01/25	152,940
155,000	VFH Parent, LLC* 6.750%, 06/15/22	161,217

		3,168,208

	Materials (10.7%)
308,000	AK Steel Corp. 6.375%, 10/15/25	303,737
400,000	Alcoa Nederland Holding, BV* 7.000%, 09/30/26	457,528
565,000	ArcelorMittal, SA~ 7.500%, 10/15/39	706,329
335,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.* 6.000%, 02/15/25	355,929
695,000	Cascades, Inc.* 5.750%, 07/15/23	730,990
615,000	Constellium, NV* 8.000%, 01/15/23	656,857
200,000	First Quantum Minerals, Ltd.* 7.250%, 04/01/23	212,335
	Freeport-McMoRan, Inc.
280,000	4.550%, 11/14/24	280,035
90,000	3.550%, 03/01/22	89,123
350,000	Huntsman International, LLC 5.125%, 11/15/22	376,448
150,000	IAMGOLD Corp.* 7.000%, 04/15/25	158,523
535,000	INEOS Group Holdings, SA* 5.625%, 08/01/24	558,682
110,000	Kinross Gold Corp.* 4.500%, 07/15/27	111,421
220,000	Koppers, Inc.* 6.000%, 02/15/25	236,222
120,000	New Gold, Inc.* 6.375%, 05/15/25	127,864
275,000	PBF Holding Company, LLC / PBF Finance Corp.* 7.250%, 06/15/25	285,920
	Steel Dynamics, Inc.
157,000	5.000%, 12/15/26	167,052
70,000	4.125%, 09/15/25*	70,540

PRINCIPAL AMOUNT		VALUE
75,000	Trinseo Materials Operating, SCA* 5.375%, 09/01/25	$78,978
	United States Steel Corp.
285,000	8.375%, 07/01/21*	313,182
75,000	6.875%, 08/15/25	76,281
15,000	Warrior Met Coal, Inc.* 8.000%, 11/01/24	15,388

		6,369,364

	Real Estate (1.1%)
174,000	Crescent Communities, LLC/Crescent Ventures, Inc.* 8.875%, 10/15/21	185,092
	iStar, Inc.
125,000	6.000%, 04/01/22	130,981
35,000	4.625%, 09/15/20	35,778
275,000	MPT Operating Partnership, LP / MPT Finance Corp. 5.000%, 10/15/27	282,462

		634,313

	Telecommunication Services (9.8%)
200,000	Altice Financing, SA* 7.500%, 05/15/26	219,835
35,000	Block Communications, Inc.* 6.875%, 02/15/25	37,895
145,000	CB Escrow Corp.* 8.000%, 10/15/25	150,456
575,000	CSC Holdings, LLC* 5.500%, 04/15/27	593,791
602,000	Embarq Corp. 7.995%, 06/01/36	609,663
	Frontier Communications Corp.
745,000	7.625%, 04/15/24	570,230
275,000	10.500%, 09/15/22	241,502
170,000	Hughes Satellite Systems Corp. 6.625%, 08/01/26	180,241
300,000	Inmarsat Finance, PLC*~ 4.875%, 05/15/22	306,169
	Intelsat Jackson Holdings, SA
255,000	9.750%, 07/15/25*	257,037
165,000	7.500%, 04/01/21	156,956
140,000	8.000%, 02/15/24*	149,328
155,000	Qwest Corp. 6.875%, 09/15/33	153,117
1,220,000	Sprint Corp. 7.875%, 09/15/23	1,366,925
410,000	T-Mobile USA, Inc. 6.625%, 04/01/23	430,922
171,000	United States Cellular Corp. 6.700%, 12/15/33	180,773
	Windstream Services, LLC
210,000	7.750%, 10/01/21	160,023
125,000	7.750%, 10/15/20	112,023

		5,876,886

See accompanying Notes to Schedule of Investments	www.calamos.com	109

High Income Opportunities Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
	Utilities (1.7%)
315,000	Dynegy, Inc.* 8.125%, 01/30/26	$350,518
	NGPL PipeCo, LLC*
85,000	4.875%, 08/15/27	88,529
85,000	4.375%, 08/15/22	87,355
300,000	NRG Energy, Inc. 6.625%, 01/15/27	320,851
150,000	PPL Capital Funding, Inc.‡ 3.998%, 03/30/67 3 mo. USD LIBOR + 2.67%	148,403

		995,656

	TOTAL CORPORATE BONDS (Cost $55,639,791)	56,054,783

CONVERTIBLE BONDS (1.1%)
	Consumer Discretionary (1.1%)
	Liberty Interactive, LLC
455,000	4.000%, 11/15/29	312,781
455,000	3.750%, 02/15/30	315,874

	TOTAL CONVERTIBLE BONDS (Cost $630,777)	628,655

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (1.7%)
	Energy (1.4%)
25,350	NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	645,157
8,552	8.500%, 12/15/22 3 mo. USD LIBOR + 6.77%	224,490

		869,647

	Health Care (0.3%)
250	Allergan, PLC 5.500%, 03/01/18	160,923

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,115,821)	1,030,570

COMMON STOCKS (1.9%)
	Consumer Discretionary (0.1%)
3,280	GameStop Corp. - Class A	61,303

	Energy (1.8%)
5,785	Enterprise Products Partners, LP#	141,733
4,465	Magellan Midstream Partners, LP#	306,790
9,388	Ocean Rig UDW, Inc.#	251,411
6,950	Spectra Energy Partners, LP#	299,684
2,200	Targa Resources Corp.	91,300

		1,090,918

	TOTAL COMMON STOCKS (Cost $1,694,066)	1,152,221

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.0%)#
	Materials (0.0%)
	Alcoa Corp.
40 4,000	Call, 01/19/18, Strike $50.00	$8,900
40 4,000	Put, 01/19/18, Strike $42.00	4,100
	United States Steel Corp.
15 1,500	Call, 11/17/17, Strike $29.00	525
14 1,400	Call, 11/17/17, Strike $27.00	1,155
14 1,400	Call, 11/17/17, Strike $26.00	1,631
14 1,400	Put, 11/17/17, Strike $21.00	511

	TOTAL PURCHASED OPTIONS (Cost $21,799)	16,822

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.5%)
137,655	Fidelity Prime Money Market Fund - Institutional Class	137,697
137,641	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	137,641

	TOTAL SHORT TERM INVESTMENTS (Cost $275,346)	275,338

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.5%)
327,525	Deutsche Bank Securities, Inc.† 1.040%, 11/01/17 (Cost $327,525)	327,525

TOTAL INVESTMENTS (99.5%) (Cost $59,705,125)		59,485,914

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.5%)		(327,525)

OTHER ASSETS, LESS LIABILITIES (1.0%)		626,954

NET ASSETS (100.0%)		$59,785,343

110	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments October 31, 2017

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%)#
	Materials (0.0%)
40 4,000	Alcoa Corp. Put, 01/19/18, Strike $47.00	$(10,700)
14 1,400	United States Steel Corp. Put, 11/17/17, Strike $25.00	(1,855)

	TOTAL WRITTEN OPTIONS (Premium $14,504)	$(12,555)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2017.

@	In default status and considered non-income producing.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $51,305.

#	Non-income producing security.

†	Repurchase agreement collateralized by the following security: 334,059 United States Treasury Note, 3.625%, 02/15/20.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	111

Market Neutral Income Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (43.8%)
		Consumer Discretionary (8.3%)
20,000,000	EUR	Bayer Capital Corp., BV* 5.625%, 11/22/19	$27,822,314
12,000,000		CalAtlantic Group, Inc.~ 1.625%, 05/15/18	18,781,380
5,000,000		China Lodging Group, Ltd.* 0.375%, 11/01/22	5,128,125
		Ctrip.com International, Ltd.
27,000,000		1.990%, 07/01/25~	31,363,335
10,500,000		1.000%, 07/01/20	11,464,740
30,417,000		DISH Network Corp.~ 3.375%, 08/15/26	32,703,446
4,000,000		GNC Holdings, Inc. 1.500%, 08/15/20	2,798,900
5,000,000		Horizon Global Corp.~ 2.750%, 07/01/22	5,080,250
5,000,000		Liberty Media Corp. / Liberty Formula One* 1.000%, 01/30/23	5,987,125
10,000,000		Live Nation Entertainment, Inc. 2.500%, 05/15/19	13,225,650
4,000,000		M/I Homes, Inc.~ 3.000%, 03/01/18	4,288,740
7,500,000		Marriott Vacations Worldwide Corp.* 1.500%, 09/15/22	8,128,800
		Priceline Group, Inc.~
25,000,000		1.000%, 03/15/18	50,537,875
15,000,000		0.350%, 06/15/20	22,336,950
6,500,000		RH* 0.000%, 06/15/19	6,315,563
14,000,000		Shutterfly, Inc. 0.250%, 05/15/18	13,845,370
5,250,000		TAL Education Group^ 2.500%, 05/15/19	33,223,391
		Tesla, Inc.~
32,500,000		1.250%, 03/01/21	36,160,312
30,000,000		2.375%, 03/15/22	36,436,800
17,500,000		Vipshop Holdings, Ltd. 1.500%, 03/15/19	17,181,062
7,500,000		Wayfair, Inc.* 0.375%, 09/01/22	7,344,038

			390,154,166

		Consumer Staples (0.3%)
15,000,000		Herbalife, Ltd. 2.000%, 08/15/19	15,580,125

		Energy (1.1%)
20,000,000		Chesapeake Energy Corp.* 5.500%, 09/15/26	17,703,200
5,000,000		Golar LNG, Ltd.* 2.750%, 02/15/22	4,566,200
5,000,000		Nabors Industries, Inc.*~ 0.750%, 01/15/24	3,698,500

PRINCIPAL AMOUNT			VALUE
5,000,000		Oasis Petroleum, Inc.~^ 2.625%, 09/15/23	$5,524,550
7,500,000		Renewable Energy Group, Inc. 4.000%, 06/15/36	9,797,325
4,000,000		SEACOR Holdings, Inc.~ 3.000%, 11/15/28	3,689,160
10,000,000		Whiting Petroleum Corp.~ 1.250%, 04/01/20	9,032,600

			54,011,535

		Financials (1.5%)
7,821,000		AmTrust Financial Services, Inc. 2.750%, 12/15/44	5,859,689
5,000,000		Apollo Commercial Real Estate Finance, Inc. 4.750%, 08/23/22	5,097,800
3,500,000		Cowen Group, Inc.~ 3.000%, 03/15/19	3,587,395
15,000,000	EUR	Credit Agricole, SA 0.000%, 10/03/19	14,735,977
5,000,000	EUR	Criteria Caixa SAU 1.000%, 11/25/17	5,826,198
5,000,000		Goldman Sachs BDC, Inc. 4.500%, 04/01/22	5,171,475
5,000,000		Heritage Insurance Holdings, Inc.* 5.875%, 08/01/37	6,227,150
4,000,000		IAC FinanceCo, Inc.* 0.875%, 10/01/22	4,331,000
10,676,000		LendingTree, Inc.* 0.625%, 06/01/22	15,175,614
5,000,000		Redwood Trust, Inc. 4.750%, 08/15/23	4,920,950

			70,933,248

		Health Care (5.7%)
5,000,000		Allscripts Healthcare Solutions, Inc.~ 1.250%, 07/01/20	5,162,525
10,000,000		AMAG Pharmaceuticals, Inc. 3.250%, 06/01/22	9,177,800
10,000,000		Dermira, Inc.* 3.000%, 05/15/22	10,912,300
12,953,000		Dexcom, Inc.* 0.750%, 05/15/22	11,514,246
7,500,000		Emergent Biosolutions, Inc.~ 2.875%, 01/15/21	10,901,062
5,000,000		Flexion Therapeutics, Inc.* 3.375%, 05/01/24	5,689,100
7,500,000		Horizon Pharma Investment, Ltd. 2.500%, 03/15/22	6,910,088
2,500,000		Immunomedics, Inc.^ 4.750%, 02/15/20	5,710,325
7,500,000		Innoviva, Inc.* 2.500%, 08/15/25	7,288,350

112	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
	Insulet Corp.
15,000,000	1.250%, 09/15/21	$17,816,775
804,000	2.000%, 06/15/19~	1,044,983
5,000,000	Intercept Pharmaceuticals, Inc. 3.250%, 07/01/23	3,907,575
3,000,000	Invacare Corp.* 4.500%, 06/01/22	3,584,175
7,500,000	Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	8,471,813
8,000,000	Ironwood Pharmaceuticals, Inc. 2.250%, 06/15/22	9,420,160
12,500,000	Ligand Pharmaceuticals, Inc.~ 0.750%, 08/15/19	24,202,812
	Medicines Company
12,500,000	2.750%, 07/15/23	11,745,062
7,500,000	2.500%, 01/15/22~	8,195,925
10,000,000	Medidata Solutions, Inc. 1.000%, 08/01/18	13,334,950
	Molina Healthcare, Inc.~
10,500,000	1.625%, 08/15/44	13,057,695
10,000,000	1.125%, 01/15/20	17,112,000
9,000,000	Neurocrine Biosciences, Inc.*^ 2.250%, 05/15/24	10,369,080
12,500,000	NuVasive, Inc. 2.250%, 03/15/21	14,483,250
5,000,000	Quidel Corp.~ 3.250%, 12/15/20	7,298,275
5,000,000	Radius Health, Inc.^ 3.000%, 09/01/24	4,594,850
4,000,000	Teligent, Inc. 3.750%, 12/15/19	3,668,380
10,000,000	Wright Medical Group, Inc. 2.000%, 02/15/20	10,843,100
7,500,000	Wright Medical Group, NV 2.250%, 11/15/21	10,282,125

		266,698,781

	Industrials (1.8%)
5,000,000	Aerojet Rocketdyne Holdings, Inc.* 2.250%, 12/15/23	6,910,575
5,385,000	Air Transport Services Group, Inc.* 1.125%, 10/15/24	5,672,909
9,400,000	Greenbrier Companies, Inc. 3.500%, 04/01/18	13,871,674
4,000,000	Meritor, Inc.* 3.250%, 10/15/37	4,286,540
7,500,000	Navistar International Corp. 4.750%, 04/15/19	8,152,388
5,000,000	Pacira Pharmaceuticals, Inc.* 2.375%, 04/01/22	4,656,425
3,000,000	SolarCity Corp. 1.625%, 11/01/19	2,841,645
10,000,000	SunPower Corp. 4.000%, 01/15/23	7,944,050

PRINCIPAL AMOUNT		VALUE
19,000,000	Trinity Industries, Inc.~ 3.875%, 06/01/36	$26,465,765
5,000,000	Tutor Perini Corp. 2.875%, 06/15/21	5,751,050

		86,553,021

	Information Technology (22.6%)
20,000,000	Advanced Micro Devices, Inc.~ 2.125%, 09/01/26	31,561,700
8,000,000	Akamai Technologies, Inc. 0.000%, 02/15/19	7,877,720
12,500,000	Altaba, Inc.~ 0.000%, 12/01/18	17,226,250
12,500,000	Blackhawk Network Holdings, Inc. 1.500%, 01/15/22	12,546,125
7,750,000	Bottomline Technologies, Inc. 1.500%, 12/01/17	8,486,676
2,500,000	Brocade Communications Systems, Inc.~ 1.375%, 01/01/20	2,505,738
2,500,000	CalAmp Corp. 1.625%, 05/15/20	2,684,675
8,800,000	Cardtronics, Inc.~ 1.000%, 12/01/20	8,183,692
18,900,000	Ciena Corp.*~ 3.750%, 10/15/18	22,375,710
10,000,000	Citrix Systems, Inc.~ 0.500%, 04/15/19	12,276,200
12,000,000	Cornerstone OnDemand, Inc.~ 1.500%, 07/01/18	12,078,840
11,000,000	CSG Systems International, Inc. 4.250%, 03/15/36	11,941,160
5,000,000	Cypress Semiconductor Corp. 4.500%, 01/15/22	6,715,325
10,500,000	Electronics For Imaging, Inc.~ 0.750%, 09/01/19	10,258,605
5,000,000	Envestnet, Inc.^ 1.750%, 12/15/19	5,407,025
5,000,000	Euronet Worldwide, Inc.~ 1.500%, 10/01/44	6,840,825
17,500,000	Finisar Corp.~ 0.500%, 12/15/33	18,501,262
	FireEye, Inc.
5,000,000	1.625%, 06/01/35	4,675,175
5,000,000	1.000%, 06/01/35	4,729,800
15,000,000	HubSpot, Inc.* 0.250%, 06/01/22	16,995,825
9,500,000	Infinera Corp. 1.750%, 06/01/18	9,670,383
	Inphi Corp.
5,000,000	1.125%, 12/01/20^	6,188,925
3,975,000	0.750%, 09/01/21	4,139,386
10,000,000	Integrated Device Technology, Inc. 0.875%, 11/15/22	11,529,400

See accompanying Notes to Schedule of Investments	www.calamos.com	113

Market Neutral Income Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
30,000,000	Intel Corp.~ 3.250%, 08/01/39	$65,439,300
15,000,000	Lumentum Holdings, Inc.* 0.250%, 03/15/24	19,187,550
10,000,000	MercadoLibre, Inc.~ 2.250%, 07/01/19	19,497,350
	Microchip Technology, Inc.~
20,000,000	1.625%, 02/15/25	36,740,200
19,903,000	1.625%, 02/15/27*	25,083,552
7,500,000	2.250%, 02/15/37*	9,603,000
25,000,000	Micron Technology, Inc.~ 3.125%, 05/01/32	112,099,875
5,000,000	Nice Systems, Inc.* 1.250%, 01/15/24	5,700,500
15,000,000	Nuance Communications, Inc.~ 1.000%, 12/15/35	13,836,750
10,000,000	NXP Semiconductors, NV~ 1.000%, 12/01/19	12,332,350
20,000,000	ON Semiconductor Corp.*~ 1.625%, 10/15/23	24,982,500
10,000,000	OSI Systems, Inc.* 1.250%, 09/01/22	10,529,350
10,600,000	Palo Alto Networks, Inc.~ 0.000%, 07/01/19	14,823,676
7,500,000	Pandora Media, Inc. 1.750%, 12/01/20	7,007,063
15,000,000	Proofpoint, Inc. 1.250%, 12/15/18	35,568,450
10,000,000	Rambus, Inc.~ 1.125%, 08/15/18	12,510,500
15,000,000	RealPage, Inc.* 1.500%, 11/15/22	18,386,025
10,000,000	Red Hat, Inc.~ 0.250%, 10/01/19	16,610,500
7,500,000	Rovi Corp. 0.500%, 03/01/20	7,320,600
55,000,000	Salesforce.com, Inc.~ 0.250%, 04/01/18	84,558,375
30,000,000	ServiceNow, Inc.~ 0.000%, 11/01/18	51,453,000
15,000,000	Silicon Laboratories, Inc.* 1.375%, 03/01/22	18,066,600
10,000,000	SINA Corp. 1.000%, 12/01/18	11,567,750
25,000,000	Square, Inc.* 0.375%, 03/01/22	42,388,625
12,500,000	Synaptics, Inc.* 0.500%, 06/15/22	11,246,187
5,000,000	Teradyne, Inc.* 1.250%, 12/15/23	7,198,175
10,000,000	TTM Technologies, Inc.~ 1.750%, 12/15/20	17,335,850
10,000,000	Twitter, Inc.~ 1.000%, 09/15/21	9,221,850

PRINCIPAL AMOUNT			VALUE
		Viavi Solutions, Inc.
10,000,000		0.625%, 08/15/33~	$10,446,500
5,000,000		1.000%, 03/01/24.*	5,011,975
15,000,000		Weibo Corp.* 1.250%, 11/15/22	15,688,125
		Workday, Inc.
24,500,000		0.750%, 07/15/18~	33,383,087
7,500,000		1.500%, 07/15/20	11,045,550
10,000,000		Zillow Group, Inc.* 2.000%, 12/01/21	10,895,800

			1,062,162,962

		Materials (1.3%)
10,000,000		Allegheny Technologies, Inc. 4.750%, 07/01/22	19,200,950
4,000,000		B2Gold Corp.~ 3.250%, 10/01/18	4,106,460
3,000,000		Pretium Resources, Inc.* 2.250%, 03/15/22	3,079,410
10,000,000		RTI International Metals, Inc. 1.625%, 10/15/19	11,073,600
5,000,000		TimkenSteel Corp. 6.000%, 06/01/21	7,128,275
10,000,000	GBP	Volcan Holdings, PLC 4.125%, 04/11/20	14,798,179

			59,386,874

		Real Estate (1.0%)
4,000,000		American Residential Properties OP, LP* 3.250%, 11/15/18	4,885,540
8,200,000		Extra Space Storage, LP* 3.125%, 10/01/35	8,960,755
6,000,000		Forestar Group, Inc. 3.750%, 03/01/20	6,120,660
5,000,000		iStar, Inc.* 3.125%, 09/15/22	5,064,850
5,000,000		Starwood Property Trust, Inc.~ 4.000%, 01/15/19	5,544,050
		Starwood Waypoint Homes
7,700,000		3.500%, 01/15/22*	8,610,102
6,000,000		3.000%, 07/01/19	7,395,360

			46,581,317

		Telecommunication Services (0.2%)
10,000,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	11,538,883

		TOTAL CONVERTIBLE BONDS (Cost $1,841,318,510)	2,063,600,912

SYNTHETIC CONVERTIBLE SECURITIES (3.1%)¤
Corporate Bonds (2.9%)
		Consumer Discretionary (1.5%)
5,000,000		American Airlines Group, Inc.~ 6.125%, 06/01/18	5,112,425

114	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
4,575,000	Continental Airlines 2012-3 Class C Pass Thru Trust 6.125%, 04/29/18	$4,646,484
6,820,000	D. R. Horton, Inc.~ 3.750%, 03/01/19	6,938,395
10,000,000	DISH DBS Corp.~ 4.250%, 04/01/18	10,084,400
1,000,000	Ford Motor Credit Company, LLC~ 2.943%, 01/08/19	1,010,450
	General Motors Company, Inc.~
3,000,000	3.250%, 05/15/18	3,024,090
2,500,000	3.500%, 10/02/18	2,536,613
2,000,000	2.400%, 05/09/19	2,008,670
	Lennar Corp.~
8,760,000	4.500%, 06/15/19	9,024,464
7,000,000	4.125%, 12/01/18	7,154,665
5,745,000	Meritage Homes Corp.~ 4.500%, 03/01/18	5,786,134
13,760,000	Toll Brothers Finance Corp.~ 4.000%, 12/31/18	14,051,919

		71,378,709

	Energy (0.1%)
500,000	Exxon Mobil Corp.~ 1.708%, 03/01/19	500,423
2,000,000	Shell International Finance, BV~ 1.375%, 09/12/19	1,985,520

		2,485,943

	Financials (0.3%)
2,500,000	Ally Financial, Inc.~ 3.250%, 11/05/18	2,521,887
1,000,000	Berkshire Hathaway Finance Corp.~ 1.700%, 03/15/19	1,000,625
2,000,000	Capital One NA~ 1.850%, 09/13/19	1,988,220
3,000,000	Fifth Third Bancorp~ 1.625%, 09/27/19	2,980,500
1,500,000	Goldman Sachs Group, Inc.~ 2.000%, 04/25/19	1,499,685
	Hyundai Capital America*~
1,000,000	2.500%, 03/18/19	999,475
500,000	2.000%, 07/01/19	495,673
2,000,000	Metropolitan Life Global Funding I*~ 1.550%, 09/13/19	1,986,500
	PNC Bank NA~
1,000,000	1.950%, 03/04/19	1,001,495
1,000,000	1.800%, 11/05/18	1,000,690

		15,474,750

	Health Care (0.1%)
2,703,000	HCA, Inc.~ 3.750%, 03/15/19	2,751,181
500,000	Teva Pharmaceutical Finance Netherlands III, BV~ 1.700%, 07/19/19	489,358

PRINCIPAL AMOUNT			VALUE
2,500,000		UnitedHealth Group, Inc.~ 1.700%, 02/15/19	$2,498,237

			5,738,776

		Information Technology (0.9%)
14,700,000		Alliance Data Systems Corp.* 5.250%, 12/01/17	14,727,121
2,000,000		eBay, Inc.~ 2.500%, 03/09/18	2,007,030
10,000,000		Hewlett Packard Enterprise Company~ 2.850%, 10/05/18	10,085,900
1,000,000		Juniper Networks, Inc.~ 3.125%, 02/26/19	1,013,450
2,725,000		NXP Semiconductors, NV*~ 3.750%, 06/01/18	2,749,539
7,000,000		Sanmina Corp.*~ 4.375%, 06/01/19	7,192,010
5,000,000		Seagate Technology, PLC~ 3.750%, 11/15/18	5,092,775

			42,867,825

		TOTAL CORPORATE BONDS	137,946,003

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

Purchased Options (0.2%)
		Consumer Discretionary (0.1%)
500 250,000	EUR	Moncler S.p.A. Call, 03/16/18, Strike 25.00	249,190
500 50,000		RH Call, 01/18/19, Strike $75.00	1,225,000
7,500 750,000		Vipshop Holdings, Ltd. Call, 01/18/19, Strike $12.00	525,000

			1,999,190

		Energy (0.0%)
1,250 125,000		Nabors Industries, Ltd. Call, 01/18/19, Strike $8.00	116,875

		Health Care (0.0%)
1,000 100,000		Abbvie, Inc. Call, 01/19/18, Strike $92.50	273,500
900 90,000		Allergan, PLC Call, 01/19/18, Strike $290.00	9,000

			282,500

		Industrials (0.0%)
1,250 125,000		Navistar International Corp. Call, 01/18/19, Strike $35.00	1,537,500
2,000 200,000		Team, Inc. Call, 03/16/18, Strike $20.00	20,000

			1,557,500

See accompanying Notes to Schedule of Investments	www.calamos.com	115

Market Neutral Income Fund    Schedule of Investments October 31, 2017

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Information Technology (0.0%)
1,000 100,000	Apple, Inc. Call, 11/03/17, Strike $162.50	$807,500
1,750 175,000	Microsoft Corp. Call, 01/19/18, Strike $85.00	301,875

		1,109,375

	Other (0.1%)
	S&P 500 Index
2,500 250,000	Call, 11/17/17, Strike $2,590.00	1,887,500
2,000 200,000	Call, 11/03/17, Strike $2,580.00	920,000
1,500 150,000	Call, 11/17/17, Strike $2,580.00	1,837,500

		4,645,000

	TOTAL PURCHASED OPTIONS	9,710,440

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $147,420,865)	147,656,443

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (5.1%)
	Energy (0.2%)
800,000	Southwestern Energy Company 6.250%, 01/15/18	10,184,000

	Financials (0.1%)
50,000	Virtus Investment Partners, Inc. 7.250%, 02/01/20	5,123,000

	Health Care (0.6%)
314,735	Becton Dickinson and Company~ 6.125%, 05/01/20	17,867,506
35,000	Teva Pharmaceutical Industries, Ltd.~ 7.000%, 12/15/18	9,957,500

		27,825,006

	Industrials (0.4%)
300,000	Rexnord Corp. 5.750%, 11/15/19	17,262,000

	Information Technology (0.4%)
65,000	Belden, Inc.~ 6.750%, 07/15/19	6,985,550
100,000	MTS Systems Corp. 8.750%, 07/01/19	11,978,320

		18,963,870

NUMBER OF SHARES		VALUE

	Real Estate (0.3%)
12,856	Crown Castle International Corp. 6.875%, 08/01/20	$14,140,443

	Telecommunication Services (2.3%)
500,000	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/03/19	104,853,800
150,000	Frontier Communications Corp. 11.125%, 06/29/18	2,982,000

		107,835,800

	Utilities (0.8%)
60,597	Dominion Resources, Inc. 6.750%, 08/15/19	3,171,041
130,000	DTE Energy Company 6.500%, 10/01/19	7,154,264
250,000	Dynegy, Inc. 7.000%, 07/01/19	20,500,000
100,000	NextEra Energy, Inc.~ 6.371%, 09/01/18	6,975,000

		37,800,305

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $224,422,572)	239,134,424

COMMON STOCKS (50.7%)
	Consumer Discretionary (6.6%)
42,745	Amazon.com, Inc.~#	47,245,194
54,026	CarMax, Inc.~#	4,057,353
63,712	Carnival Corp.~	4,229,840
15,163	Charter Communications, Inc. - Class A#	5,067,020
5,789	Chipotle Mexican Grill, Inc.#	1,574,029
640,733	Comcast Corp. - Class A~	23,085,610
121,216	D.R. Horton, Inc.~	5,358,959
39,606	Darden Restaurants, Inc.~	3,258,386
76,878	Delphi Automotive, PLC	7,640,136
44,718	Dollar General Corp.~	3,615,003
46,204	Foot Locker, Inc.	1,389,816
428,917	Ford Motor Company~	5,262,812
54,712	Garmin, Ltd.	3,097,246
301,486	General Motors Company, Inc.	12,957,868
246,732	Home Depot, Inc.~	40,903,231
107,314	Johnson Controls International PLC	4,441,726
101,766	LKQ Corp.#	3,835,561
96,939	Lowe’s Companies, Inc.~	7,750,273
91,169	Macy’s, Inc.~	1,710,330
95,903	McDonald’s Corp.~	16,007,170
19,133	Mohawk Industries, Inc.~#	5,008,254
58,470	Netflix, Inc.#	11,485,262
182,667	Nike, Inc. - Class B~	10,044,858

116	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
5,583	Priceline Group, Inc.~#	$10,674,473
28,635	PVH Corp.~	3,631,204
49,078	Ross Stores, Inc.~	3,115,962
37,157	Royal Caribbean Cruises, Ltd.	4,598,922
125,913	Starbucks Corp.~	6,905,069
105,937	Tapestry, Inc.	4,338,120
82,694	Target Corp.~	4,882,254
78,477	Time Warner, Inc.~	7,713,504
46,249	TJX Companies, Inc.~	3,228,180
220,870	Twenty-First Century Fox, Inc. - Class A~	5,775,751
12,770	Ulta Salon Cosmetics & Fragrance, Inc.#	2,576,858
221,145	Walt Disney Company~	21,630,192
15,879	Whirlpool Corp.~	2,603,045

		310,699,471

	Consumer Staples (3.8%)
229,136	Altria Group, Inc.~	14,715,114
64,685	Archer-Daniels-Midland Company~	2,643,676
71,001	Church & Dwight Company, Inc.	3,207,115
398,129	Coca-Cola Company	18,305,971
80,050	Colgate-Palmolive Company~	5,639,523
19,121	Constellation Brands, Inc. - Class A	4,189,220
45,932	Costco Wholesale Corp.~	7,398,727
145,871	CVS Health Corp.~	9,996,540
68,584	General Mills, Inc.	3,560,881
37,157	Kellogg Company~	2,323,427
34,291	Kimberly-Clark Corp.	3,858,080
66,709	Kraft Heinz Company	5,158,607
127,564	Kroger Company	2,640,575
177,397	Mondelez International, Inc. - Class A	7,349,558
62,543	Monster Beverage Corp.#	3,623,116
212,546	PepsiCo, Inc.~	23,428,946
174,474	Philip Morris International, Inc.~	18,256,959
267,348	Procter & Gamble Company	23,082,826
147,168	Wal-Mart Stores, Inc.~	12,849,238
89,796	Walgreens Boots Alliance, Inc.	5,950,781

		178,178,880

	Energy (3.2%)
58,315	Anadarko Petroleum Corp.~	2,879,011
51,441	Apache Corp.~	2,128,114
51,491	Baker Hughes a GE Company	1,618,362
220,190	Chevron Corp.~	25,517,819
24,203	Cimarex Energy Company	2,830,057
24,056	Concho Resources, Inc.~#	3,228,556
131,538	ConocoPhillips~	6,728,169
95,351	Devon Energy Corp.	3,518,452

NUMBER OF SHARES		VALUE
78,479	EOG Resources, Inc.~	$7,837,698
578,920	Exxon Mobil Corp.~	48,252,982
101,816	Halliburton Company	4,351,616
234,364	Kinder Morgan, Inc.	4,244,332
83,536	Marathon Petroleum Corp.	4,990,441
77,880	National Oilwell Varco, Inc.~	2,662,717
74,320	Noble Energy, Inc.	2,071,298
85,784	Occidental Petroleum Corp.	5,539,073
36,547	Phillips 66~	3,328,701
16,354	Pioneer Natural Resources Company	2,447,703
140,043	Schlumberger, Ltd.	8,962,752
52,349	Valero Energy Corp.~	4,129,812
93,972	Williams Companies, Inc.	2,678,202

		149,945,867

	Financials (7.1%)
39,282	Aflac, Inc.~	3,295,367
61,293	Allstate Corp.~	5,752,961
146,425	American Express Company~	13,986,516
101,146	American International Group, Inc.~	6,535,043
105,574	Arthur J. Gallagher & Company	6,686,001
1,167,841	Bank of America Corp.~	31,987,165
152,335	Bank of New York Mellon Corp.	7,837,636
97,251	BB&T Corp.~	4,788,639
228,790	Berkshire Hathaway, Inc. - Class B#	42,770,003
13,694	BlackRock, Inc.~	6,447,546
13,141	Brighthouse Financial, Inc.#	817,107
74,319	Capital One Financial Corp.~	6,850,725
185,792	Charles Schwab Corp.~	8,330,913
43,566	Chubb Corp.~	6,570,624
300,740	Citigroup, Inc.~	22,104,390
54,180	Discover Financial Services	3,604,595
8,237	Equinix, Inc.	3,817,850
140,021	Fifth Third Bancorp~	4,046,607
34,581	Goldman Sachs Group, Inc.~	8,385,201
47,806	Hartford Financial Services Group, Inc.~	2,631,720
495,097	JPMorgan Chase & Company~	49,811,709
144,565	MetLife, Inc.~	7,745,793
212,437	Morgan Stanley~	10,621,850
61,311	PNC Financial Services Group, Inc.~	8,386,732
87,446	Prudential Financial, Inc.~	9,659,285
258,045	Regions Financial Corp.~	3,994,537
46,183	State Street Corp.~	4,248,836
63,740	SunTrust Banks, Inc.~	3,837,785
118,389	Synchrony Financial	3,861,849
29,511	Travelers Companies, Inc.~	3,908,732
539,753	Wells Fargo & Company~	30,301,734

		333,625,451

See accompanying Notes to Schedule of Investments	www.calamos.com	117

Market Neutral Income Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE

	Health Care (7.1%)
182,312	Abbott Laboratories~	$9,886,780
175,239	AbbVie, Inc.~	15,815,320
63,170	Aetna, Inc.~	10,740,795
56,272	Alexion Pharmaceuticals, Inc.~#	6,733,507
39,545	Allergan, PLC~	7,008,560
81,123	Amgen, Inc.~	14,214,372
42,999	Anthem, Inc.~	8,995,821
66,103	Baxter International, Inc.	4,261,660
27,786	Biogen, Inc.~#	8,659,785
153,085	Bristol-Myers Squibb Company~	9,439,221
35,342	Cardinal Health, Inc.	2,187,670
86,618	Celgene Corp.#	8,745,819
55,738	Cerner Corp.~#	3,763,430
42,308	Cigna Corp.	8,343,984
38,622	DaVita, Inc.~#	2,345,900
40,487	Edwards Lifesciences Corp.~#	4,138,986
94,623	Eli Lilly and Company~	7,753,409
106,055	Express Scripts Holding Company~#	6,500,111
148,348	Gilead Sciences, Inc.	11,120,166
23,455	IDEXX Laboratories, Inc.#	3,897,517
24,041	Illumina, Inc.#	4,932,973
22,291	Incyte Corp.#	2,524,456
321,103	Johnson & Johnson~	44,764,969
29,249	Laboratory Corp. of America Holdings~#	4,495,864
24,351	McKesson Corp.	3,357,516
130,442	Medtronic, PLC	10,503,190
393,666	Merck & Company, Inc.	21,687,060
72,090	Patterson Companies, Inc.	2,667,330
741,900	Pfizer, Inc.~	26,011,014
37,343	Quest Diagnostics, Inc.~	3,502,027
8,117	Regeneron Pharmaceuticals, Inc.~#	3,268,067
47,777	Stryker Corp.~	7,399,224
61,668	Thermo Fisher Scientific, Inc.~	11,953,108
97,251	UnitedHealth Group, Inc.	20,444,105
38,499	Varian Medical Systems, Inc.#	4,011,211
29,061	Vertex Pharmaceuticals, Inc.#	4,249,590
29,252	Zimmer Biomet Holdings, Inc.	3,557,628

		333,882,145

	Industrials (5.1%)
51,964	3M Company	11,961,593
83,603	Allegion, PLC	6,971,654
82,730	Boeing Company~	21,342,685
69,753	Caterpillar, Inc.~	9,472,457
106,168	CSX Corp.~	5,354,052
23,407	Cummins, Inc.~	4,140,230
68,582	Danaher Corp.	6,328,061

NUMBER OF SHARES		VALUE
66,224	Deere & Company	$8,799,845
160,099	Delta Air Lines, Inc.~	8,009,753
47,032	Eaton Corp., PLC	3,763,501
68,584	Emerson Electric Company~	4,420,925
40,024	FedEx Corp.	9,037,820
57,094	Fluor Corp.	2,460,181
84,045	Fortune Brands Home & Security, Inc.	5,552,013
34,602	General Dynamics Corp.	7,023,514
1,057,137	General Electric Company~	21,311,882
123,739	Honeywell International, Inc.	17,838,214
45,758	Illinois Tool Works, Inc.~	7,162,042
56,287	Jacobs Engineering Group, Inc.~	3,276,466
22,399	Lockheed Martin Corp.	6,902,476
150,387	Masco Corp.~	5,988,410
34,334	Norfolk Southern Corp.	4,512,174
80,831	Pentair, PLC	5,695,352
46,807	Rockwell Collins, Inc.	6,347,029
127,338	Southwest Airlines Company~	6,858,425
14,688	TransDigm Group, Inc.	4,075,920
91,518	Union Pacific Corp.~	10,596,869
45,769	United Parcel Service, Inc. - Class B	5,379,231
92,144	United Technologies Corp.~	11,035,166
15,191	WW Grainger, Inc.	3,003,261
82,415	Xylem, Inc.	5,483,070

		240,104,271

	Information Technology (12.7%)
43,060	Accenture, PLC - Class A~	6,130,022
71,433	Activision Blizzard, Inc.	4,678,147
122,705	Advanced Micro Devices, Inc#	1,347,914
42,495	Akamai Technologies, Inc.~#	2,220,364
32,661	Alphabet, Inc. - Class A~#	33,740,119
32,746	Alphabet, Inc. - Class C~#	33,290,893
59,844	Amphenol Corp. - Class A~	5,206,428
634,615	Apple, Inc.~	107,275,320
84,649	Applied Materials, Inc.~	4,776,743
40,355	Autodesk, Inc.#	5,042,761
50,386	Broadcom, Ltd.	13,297,369
563,591	Cisco Systems, Inc.~	19,246,633
80,157	Cognizant Technology Solutions Corp. - Class A~	6,065,480
42,920	DXC Technology Company	3,928,038
121,737	eBay, Inc.#	4,582,181
22,322	F5 Networks, Inc.#	2,706,989
271,822	Facebook, Inc. - Class A~#	48,944,269
63,799	Fiserv, Inc.#	8,257,505
80,989	FLIR Systems, Inc.	3,791,905
184,047	Hewlett Packard Enterprise Company	2,561,934
256,927	HP, Inc.	5,536,777

118	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
656,963	Intel Corp.~	$29,885,247
90,877	International Business Machines Corp.	14,000,511
94,433	Juniper Networks, Inc.~	2,344,771
24,132	Lam Research Corp.	5,033,211
111,425	MasterCard, Inc. - Class A	16,576,697
53,234	Microchip Technology, Inc.	5,046,583
144,830	Micron Technology, Inc.~#	6,417,417
877,437	Microsoft Corp.~	72,985,210
72,041	NVIDIA Corp.	14,898,799
335,266	Oracle Corp.	17,065,039
121,736	PayPal Holdings, Inc.#	8,833,164
193,418	QUALCOMM, Inc.	9,866,252
41,337	Red Hat, Inc.~#	4,994,750
69,871	Salesforce.com, Inc.#	7,150,598
24,466	Skyworks Solutions, Inc.	2,785,699
90,243	Symantec Corp.~	2,932,898
58,893	TE Connectivity, Ltd.	5,357,496
56,127	Texas Instruments, Inc.~	5,426,920
323,323	Visa, Inc. - Class A~	35,559,064
46,762	Western Digital Corp.	4,174,444
42,734	Xilinx, Inc.	3,149,068

		597,111,629

	Materials (1.3%)
29,729	Air Products & Chemicals, Inc.~	4,739,694
32,517	Avery Dennison Corp.	3,452,330
108,834	Ball Corp.	4,672,243
240,555	DowDuPont, Inc.	17,394,532
222,860	Freeport-McMoRan, Inc.#	3,115,583
57,224	LyondellBasell Industries, NV - Class A	5,924,401
54,990	Monsanto Company	6,659,289
80,052	Mosaic Company~	1,788,362
79,692	Newmont Mining Corp.~	2,881,663
36,521	PPG Industries, Inc.	4,245,201
40,024	Praxair, Inc.	5,848,307

		60,721,605

	Real Estate (1.3%)
37,698	Alexandria Real Estate Equities, Inc.	4,673,044
42,999	American Tower Corp.~	6,177,666
79,004	Apartment Investment & Management Company	3,474,596
12,746	AvalonBay Communities, Inc.~	2,311,232
35,249	Crown Castle International Corp.	3,774,463
34,015	Digital Realty Trust, Inc.	4,028,737
38,883	Equity Residential	2,615,270
36,309	Federal Realty Investment Trust	4,375,961
64,746	Macerich Company	3,535,132

NUMBER OF SHARES		VALUE
58,391	Prologis, Inc.~	$3,770,891
15,766	Public Storage~	3,267,503
42,774	Realty Income Corp.	2,295,681
46,928	Simon Property Group, Inc.	7,289,326
70,996	UDR, Inc.	2,753,935
19,206	Vornado Realty Trust	1,437,761
35,222	Welltower, Inc.	2,358,465
103,517	Weyerhaeuser Company	3,717,295

		61,856,958

	Telecommunication Services (1.1%)
789,802	AT&T, Inc.~	26,576,837
107,547	CenturyLink, Inc.~	2,042,318
446,115	Verizon Communications, Inc.~	21,355,525

		49,974,680

	Utilities (1.4%)
334,977	AES Corp.~	3,560,805
72,088	American Electric Power Company, Inc.~	5,364,068
58,392	CMS Energy Corp.~	2,824,421
42,494	Consolidated Edison, Inc.	3,656,609
36,219	Dominion Resources, Inc.~	2,938,810
143,007	Duke Energy Corp.~	12,628,948
53,084	Edison International	4,244,066
74,320	Exelon Corp.~	2,988,407
131,794	FirstEnergy Corp.~	4,342,612
87,484	NextEra Energy, Inc.	13,566,144
176,080	NiSource, Inc.	4,643,230
63,739	PG&E Corp.	3,682,202
63,740	Public Service Enterprise Group, Inc.~	3,136,008

		67,576,330

	TOTAL COMMON STOCKS (Cost $2,140,825,414)	2,383,677,287

EXCHANGE-TRADED FUND (0.5%)
	Other (0.5%)
85,064	SPDR S&P 500 ETF Trust (Cost $20,708,141)	21,874,208

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.2%)#
	Consumer Discretionary (0.0%)
	Tesla Motors, Inc.
3,734 373,400	Put, 01/19/18, Strike $20.00	5,601

See accompanying Notes to Schedule of Investments	www.calamos.com	119

Market Neutral Income Fund    Schedule of Investments October 31, 2017

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
2,500 250,000	Put, 01/19/18, Strike $30.00	$16,250
5,000 500,000	Vipshop Holdings, Ltd. Put, 01/19/18, Strike $7.00	162,500

		184,351

	Health Care (0.0%)
3,000 300,000	Immunomedics, Inc. Put, 01/19/18, Strike $6.00	112,500

	Information Technology (0.0%)
	Salesforce.com, Inc.
3,000 300,000	Put, 01/19/18, Strike $80.00	121,500
2,500 250,000	Put, 01/19/18, Strike $32.50	8,750

		130,250

	Other (0.2%)
	S&P 500 Index
2,250 225,000	Put, 12/01/17, Strike $2,540.00	3,150,000
1,500 150,000	Put, 11/06/17, Strike $2,500.00	105,000
1,500 150,000	Put, 11/06/17, Strike $2,300.00	18,750
1,500 150,000	Put, 12/29/17, Strike $2,440.00	1,672,500
1,500 150,000	Put, 12/29/17, Strike $2,260.00	555,000
1,000 100,000	Put, 11/06/17, Strike $2,560.00	395,000
1,000 100,000	Put, 12/29/17, Strike $2,505.00	1,840,000
1,000 100,000	Put, 12/29/17, Strike $2,305.00	475,000
1,000 100,000	Put, 12/29/17, Strike $2,250.00	350,000
500 50,000	Put, 11/06/17, Strike $2,400.00	13,750
500 50,000	Put, 12/29/17, Strike $2,425.00	502,500

		9,077,500

	TOTAL PURCHASED OPTIONS (Cost $26,956,444)	9,504,601

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (1.5%)
34,332,750	Fidelity Prime Money Market Fund - Institutional Class	34,343,050
34,310,509	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	34,310,509

	TOTAL SHORT TERM INVESTMENTS (Cost $68,654,137)	68,653,559

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.0%)
1,109,873		Deutsche Bank Securities, Inc.† 1.040%, 11/01/17 (Cost $1,109,873)	$1,109,873

TOTAL INVESTMENTS (104.9%) (Cost $4,471,415,956)			4,935,211,307

PAYABLE UPON RETURN OF SECURITIES ON LOAN (0.0%)			(1,109,873)

LIABILITIES, LESS OTHER ASSETS (-4.9%)			(229,014,947)

NET ASSETS (100.0%)			$4,705,086,487

NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-33.2%)#
		Consumer Discretionary (-5.0%)
(382,620)		CalAtlantic Group, Inc.	(18,878,471)
(13,500)		China Lodging Group, Ltd.	(1,807,515)
(396,747)		Ctrip.com International, Ltd.	(19,000,214)
(358,000)		DISH Network Corp.	(17,377,320)
(121,783)		Horizon Global Corp.	(1,976,538)
(103,000)		Liberty Media Corp./Liberty Formula One	(3,928,420)
(233,400)		Live Nation Entertainment, Inc.	(10,218,252)
(57,500)		M/I Homes, Inc.	(1,920,500)
(29,300)		Marriott Vacations Worldwide Corp.	(3,856,466)
(125,000)	EUR	Moncler S.p.A	(3,548,573)
(35,700)		Priceline Group, Inc.	(68,256,972)
(38,045)		Shutterfly, Inc.	(1,624,521)
(1,203,222)		TAL Education Group	(33,088,605)
(146,094)		Tesla Motors, Inc.	(48,434,544)
(31,000)		Vipshop Holdings, Ltd.	(244,900)
(36,000)		Wayfair, Inc. - Class A	(2,516,400)

			(236,678,211)

		Consumer Staples (-0.2%)
(100,000)		Herbalife, Ltd.	(7,262,000)

		Energy (-0.4%)
(1,039,000)		Chesapeake Energy Corp.	(4,052,100)
(81,000)		Golar LNG, Ltd.	(1,711,530)
(585,000)		Renewable Energy Group, Inc.	(7,078,500)
(16,190)		SEACOR Holdings, Inc.	(764,168)
(985,318)		Southwestern Energy Company	(5,468,515)
(67,000)		Whiting Petroleum Corp.	(402,670)

			(19,477,483)

		Financials (-0.7%)
(105,400)		AmTrust Financial Services, Inc.	(1,323,824)

120	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES			VALUE
(79,475)		Cowen Group, Inc.	$(1,192,125)
(128,000)	EUR	Eurazeo, SA	(11,899,966)
(286,100)		Heritage Insurance Holdings, Inc.	(4,589,044)
(45,500)		LendingTree, Inc.	(12,196,275)
(34,000)		Virtus Investment Partners, Inc.	(3,957,600)

			(35,158,834)

		Health Care (-4.2%)
(210,000)		Allscripts Healthcare Solutions, Inc.	(2,830,800)
(226,000)		AMAG Pharmaceuticals, Inc.	(3,548,200)
(169,000)	EUR	Bayer, AG	(21,983,338)
(65,000)		Becton Dickinson and Company	(13,563,550)
(200,000)		Dermira, Inc.	(5,354,000)
(60,000)		DexCom, Inc.	(2,698,200)
(190,000)		Emergent Biosolutions, Inc.	(7,788,100)
(150,000)		Flexion Therapeutics, Inc.	(3,301,500)
(107,000)		Horizon Pharma, PLC	(1,450,920)
(115,000)		Immunomedics, Inc.	(1,232,800)
(342,700)		Innoviva, Inc.	(4,194,648)
(194,100)		Insulet Corp.	(11,415,021)
(12,000)		Intercept Pharmaceuticals, Inc.	(739,560)
(153,000)		Invacare Corp.	(2,371,500)
(78,600)		Ionis Pharmaceuticals, Inc.	(4,488,846)
(382,000)		Ironwood Pharmaceuticals, Inc.	(5,875,160)
(156,700)		Ligand Pharmaceuticals, Inc.	(22,776,345)
(267,000)		Medicines Company	(7,673,580)
(145,000)		Medidata Solutions, Inc.	(10,908,350)
(351,100)		Molina Healthcare, Inc.	(23,815,113)
(88,371)		Neurocrine Biosciences, Inc.	(5,488,723)
(145,500)		NuVasive, Inc.	(8,254,215)
(130,973)		Quidel Corp.	(5,363,344)
(140,000)		Teligent, Inc.	(795,200)
(346,300)		Teva Pharmaceutical Industries, Ltd.	(4,778,940)
(520,717)		Wright Medical Group, NV	(13,647,993)

			(196,337,946)

		Industrials (-1.3%)
(155,659)		Aerojet Rocketdyne Holdings, Inc.	(4,915,711)
(116,500)		Air Transport Services Group, Inc.	(2,819,300)
(251,177)		Greenbrier Companies, Inc.	(13,111,440)
(30,000)		Meritor, Inc.	(780,300)
(33,500)		Pacira Pharmaceuticals, Inc.	(1,073,675)
(535,000)		Rexnord Corp.	(13,653,200)
(692,700)		Trinity Industries, Inc.	(22,526,604)
(122,000)		Tutor Perini Corp.	(3,440,400)

			(62,320,630)

		Information Technology (-19.2%)
(2,162,100)		Advanced Micro Devices, Inc.	(23,750,669)
(530,000)		Alibaba Group Holding, Ltd.	(97,991,700)

NUMBER OF SHARES		VALUE
(190,200)	Altaba, Inc.	$(13,336,824)
(75,000)	Belden, Inc.	(5,993,250)
(146,000)	Blackhawk Network Holdings, Inc.	(4,956,700)
(103,426)	Bottomline Technologies, Inc.	(3,367,551)
(45,076)	Brocade Communications Systems, Inc.	(525,135)
(55,000)	CalAmp Corp.	(1,250,150)
(48,999)	Cardtronics, PLC - Class A	(1,122,077)
(662,400)	Ciena Corp.	(14,089,248)
(108,866)	Citrix Systems, Inc.	(8,993,420)
(54,400)	Cornerstone OnDemand, Inc.	(2,086,784)
(95,000)	CSG Systems International, Inc.	(4,022,300)
(265,000)	Cypress Semiconductor Corp.	(4,202,900)
(40,000)	Electronics For Imaging, Inc.	(1,234,400)
(50,900)	Envestnet, Inc.	(2,718,060)
(58,700)	Euronet Worldwide, Inc.	(5,672,768)
(237,600)	Finisar Corp.	(5,593,104)
(39,000)	FireEye, Inc.	(659,880)
(117,000)	HubSpot, Inc.	(10,126,350)
(16,800)	IAC/InterActiveCorp	(2,168,040)
(216,050)	Infinera Corp.	(1,808,338)
(124,100)	Inphi Corp.	(5,085,618)
(208,800)	Integrated Device Technology, Inc.	(6,487,416)
(1,415,500)	Intel Corp.	(64,391,095)
(207,500)	Lumentum Holdings, Inc.	(13,103,625)
(77,700)	MercadoLibre, Inc.	(18,672,087)
(813,000)	Microchip Technology, Inc.	(77,072,400)
(2,494,800)	Micron Technology, Inc.	(110,544,588)
(190,500)	MTS Systems Corp.	(9,915,525)
(50,000)	Nice, Ltd.	(4,165,500)
(314,700)	Nuance Communications, Inc.	(4,638,678)
(48,773)	NXP Semiconductors, NV	(5,708,880)
(725,000)	ON Semiconductor Corp.	(15,457,000)
(64,800)	OSI Systems, Inc.	(5,727,024)
(81,700)	Palo Alto Networks, Inc.	(12,026,240)
(377,300)	Proofpoint, Inc.	(34,866,293)
(649,000)	Rambus, Inc.	(9,546,790)
(277,500)	RealPage, Inc.	(12,015,750)
(125,000)	Red Hat, Inc.	(15,103,750)
(808,909)	Salesforce.com, Inc.	(82,783,747)
(391,100)	ServiceNow, Inc.	(49,423,307)
(112,600)	Silicon Laboratories, Inc.	(10,685,740)
(58,719)	SINA Corp.	(6,321,100)
(977,200)	Square, Inc. - Class A	(36,342,068)
(69,000)	Synaptics, Inc.	(2,561,280)
(134,800)	Teradyne, Inc.	(5,781,572)
(117,000)	TiVo Corp.	(2,123,550)
(951,000)	TTM Technologies, Inc.	(15,006,780)

See accompanying Notes to Schedule of Investments	www.calamos.com	121

Market Neutral Income Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES			VALUE
(569,600)		Viavi Solutions, Inc.	$(5,285,888)
(68,000)		Weibo Corp.	(6,300,200)
(330,200)		Workday, Inc. - Class A	(36,648,898)
(113,700)		Zillow Group, Inc. - Class C	(4,693,536)

			(904,155,573)

		Materials (-0.9%)
(642,000)		Allegheny Technologies, Inc.	(16,165,560)
(680,000)	GBP	Anglo American, PLC	(12,826,857)
(191,615)		Arconic, Inc.	(4,813,369)
(278,000)		B2Gold Corp.	(703,340)
(125,500)		Pretium Resources, Inc.	(1,414,385)
(340,000)		TimkenSteel Corp.	(4,760,000)

			(40,683,511)

		Real Estate (-0.7%)
(185,000)		American Homes 4 Rent	(3,936,800)
(90,000)		Crown Castle International Corp.	(9,637,200)
(30,000)		Extra Space Storage, Inc.	(2,447,700)
(160,900)		iStar, Inc.	(1,882,530)
(197,000)		Starwood Property Trust, Inc.	(4,237,470)
(278,500)		Starwood Waypoint Homes	(10,112,335)

			(32,254,035)

		Telecommunication Services (0.0%)
(306,000)	EUR	Koninklijke KPN, NV	(1,052,907)

		Utilities (-0.6%)
(30,000)		Dominion Resources, Inc.	(2,434,200)
(42,000)		DTE Energy Company	(4,639,320)
(1,240,000)		Dynegy, Inc.	(15,438,000)
(39,000)		NextEra Energy, Inc.	(6,047,730)

			(28,559,250)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $1,190,045,771)	(1,563,940,380)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
WRITTEN OPTIONS (-4.6%)#
		Consumer Discretionary (-0.1%)
440 44,000		Carmax, Inc. Call, 01/19/18, Strike $77.50	(123,200)
240 24,000		Netflix, Inc. Call, 12/15/17, Strike $215.00	(59,520)
1,000 100,000		RH Call, 01/18/19, Strike $95.00	(1,540,000)
15,000 1,500,000		Vipshop Holdings, Ltd. Call, 01/18/19, Strike $17.00	(450,000)

			(2,172,720)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Energy (0.0%)
2,500 250,000	Nabors Industries, Ltd. Call, 01/18/19, Strike $12.00	$(67,500)
3,000 300,000	Oasis Petroleum, Inc. Call, 01/17/20, Strike $12.00	(742,500)

		(810,000)

	Health Care (0.0%)
2,000 200,000	Abbvie, Inc. Call, 01/19/18, Strike $105.00	(59,000)
400 40,000	Dermira, Inc. Call, 03/16/18, Strike $40.00	(126,000)
3,000 300,000	Immunomedics, Inc. Call, 01/18/19, Strike $10.00	(1,275,000)
800 80,000	Radius Health, Inc. Call, 01/19/18, Strike $40.00	(186,000)

		(1,646,000)

	Industrials (-0.1%)
300 30,000	Meritor, Inc. Call, 05/18/18, Strike $25.00	(112,500)
2,500 250,000	Navistar International Corp. Call, 01/18/19, Strike $45.00	(1,775,000)

		(1,887,500)

	Information Technology (0.0%)
2,000 200,000	Apple, Inc. Call, 11/03/17, Strike $167.50	(935,000)
300 30,000	NXP Semiconductors, NV Call, 01/18/19, Strike $115.00	(309,000)
6,000 600,000	Salesforce.com, Inc. Put, 01/19/18, Strike $72.50	(150,000)

		(1,394,000)

	Information Technology (0.0%)
	Advanced Micro Devices, Inc.
3,453 345,300	Put, 01/18/19, Strike $10.00	(597,369)
2,000 200,000	Call, 01/18/19, Strike $7.00	(955,000)

		(1,552,369)

	Other (-4.4%)
	S&P 500 Index
3,000 300,000	Put, 12/29/17, Strike $2,350.00	(1,860,000)
2,250 225,000	Call, 01/19/18, Strike $2,450.00	(31,803,750)
2,000 200,000	Call, 12/15/17, Strike $2,300.00	(55,010,000)
2,000 200,000	Call, 12/15/17, Strike $2,200.00	(74,690,000)
2,000 200,000	Put, 12/29/17, Strike $2,405.00	(1,750,000)
2,000 200,000	Put, 12/29/17, Strike $2,325.00	(1,060,000)

122	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2017

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
1,300 130,000	Call, 12/15/17, Strike $2,375.00	$(26,273,000)
1,100 110,000	Call, 12/29/17, Strike $2,450.00	(14,844,500)
1,000 100,000	Put, 12/29/17, Strike $2,300.00	(460,000)

		(207,751,250)

	TOTAL WRITTEN OPTIONS (Premium $122,917,572)	$(217,213,839)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	European Monetary Unit	01/30/18	2,724,000	$3,189,815	$17,756

					$17,756

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	British Pound Sterling	01/30/18	10,799,000	$14,383,696	$(140,095)
State Street Bank and Trust	European Monetary Unit	01/30/18	51,669,000	60,504,606	576,729

					$436,634

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $1,060,551,918.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

†	Repurchase agreement collateralized by the following security: 1,132,013 United States Treasury Note, 3.625%, 02/15/20.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	123

Hedged Equity Income Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
COMMON STOCKS (106.0%)
	Consumer Discretionary (14.0%)
255	Amazon.com, Inc.#~	$281,846
355	CarMax, Inc.#	26,661
402	Carnival Corp.	26,689
87	Charter Communications, Inc. - Class A#	29,073
34	Chipotle Mexican Grill, Inc.#	9,245
3,700	Comcast Corp. - Class A~	133,311
697	D.R. Horton, Inc.	30,814
231	Darden Restaurants, Inc.	19,004
443	Delphi Automotive, PLC	44,025
261	Dollar General Corp.	21,099
258	Foot Locker, Inc.	7,761
2,591	Ford Motor Company	31,792
308	Garmin, Ltd.	17,436
1,729	General Motors Company, Inc.	74,312
1,426	Home Depot, Inc.~	236,402
616	Johnson Controls International PLC	25,496
575	LKQ Corp.#	21,672
591	Lowe’s Companies, Inc.~	47,251
524	Macy’s, Inc.	9,830
554	McDonald’s Corp.~	92,468
111	Mohawk Industries, Inc.#	29,055
421	Netflix, Inc.#	82,697
996	Nike, Inc. - Class B	54,770
32	Priceline Group, Inc.#	61,183
166	PVH Corp.	21,051
283	Ross Stores, Inc.	17,968
232	Royal Caribbean Cruises, Ltd.	28,715
724	Starbucks Corp.	39,704
605	Tapestry, Inc.	24,775
494	Target Corp.	29,166
453	Time Warner, Inc.	44,525
250	TJX Companies, Inc.	17,450
1,275	Twenty-First Century Fox, Inc. - Class A	33,341
72	Ulta Salon Cosmetics & Fragrance, Inc.#	14,529
1,278	Walt Disney Company~	125,001
97	Whirlpool Corp.	15,901

		1,826,018

	Consumer Staples (7.9%)
1,322	Altria Group, Inc.	84,899
375	Archer-Daniels-Midland Company	15,326
408	Church & Dwight Company, Inc.	18,429
2,297	Coca-Cola Company~	105,616
460	Colgate-Palmolive Company	32,407
110	Constellation Brands, Inc. - Class A	24,100
273	Costco Wholesale Corp.	43,975

NUMBER OF SHARES		VALUE
840	CVS Health Corp.	$57,565
395	General Mills, Inc.	20,508
213	Kellogg Company	13,319
199	Kimberly-Clark Corp.	22,390
385	Kraft Heinz Company	29,772
735	Kroger Company	15,215
1,018	Mondelez International, Inc. - Class A	42,176
359	Monster Beverage Corp.#	20,797
1,227	PepsiCo, Inc.~	135,252
1,008	Philip Morris International, Inc.~	105,477
1,543	Procter & Gamble Company	133,223
849	Wal-Mart Stores, Inc.	74,126
520	Walgreens Boots Alliance, Inc.	34,460

		1,029,032

	Energy (6.6%)
336	Anadarko Petroleum Corp.	16,588
297	Apache Corp.	12,287
297	Baker Hughes a GE Company	9,335
1,271	Chevron Corp.~	147,296
136	Cimarex Energy Company	15,902
135	Concho Resources, Inc.#	18,118
758	ConocoPhillips	38,772
550	Devon Energy Corp.	20,295
453	EOG Resources, Inc.	45,241
3,374	Exxon Mobil Corp.~	281,223
586	Halliburton Company	25,046
958	Kinder Morgan, Inc.	17,349
481	Marathon Petroleum Corp.	28,735
437	National Oilwell Varco, Inc.	14,941
425	Noble Energy, Inc.	11,845
494	Occidental Petroleum Corp.	31,898
209	Phillips 66	19,036
93	Pioneer Natural Resources Company	13,919
809	Schlumberger, Ltd.	51,776
296	Valero Energy Corp.	23,351
551	Williams Companies, Inc.	15,704

		858,657

	Financials (14.7%)
200	Aflac, Inc.~	16,778
308	Allstate Corp.	28,909
849	American Express Company	81,096
565	American International Group, Inc.	36,505
605	Arthur J. Gallagher & Company	38,315
6,858	Bank of America Corp.~	187,840
878	Bank of New York Mellon Corp.	45,173
559	BB&T Corp.	27,525
1,319	Berkshire Hathaway, Inc. - Class B#~	246,574

124	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Income Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
78	BlackRock, Inc.	$36,725
76	Brighthouse Financial, Inc.#	4,726
425	Capital One Financial Corp.	39,176
1,071	Charles Schwab Corp.	48,024
252	Chubb Corp.	38,007
1,738	Citigroup, Inc.~	127,743
309	Discover Financial Services	20,558
46	Equinix, Inc.	21,321
807	Fifth Third Bancorp	23,322
199	Goldman Sachs Group, Inc.	48,253
275	Hartford Financial Services Group, Inc.	15,139
2,848	JPMorgan Chase & Company~	286,537
835	MetLife, Inc.	44,739
1,209	Morgan Stanley	60,450
348	PNC Financial Services Group, Inc.	47,603
503	Prudential Financial, Inc.	55,561
1,487	Regions Financial Corp.	23,019
266	State Street Corp.	24,472
365	SunTrust Banks, Inc.	21,977
746	Synchrony Financial	24,334
169	Travelers Companies, Inc.	22,384
3,126	Wells Fargo & Company~	175,494

		1,918,279

	Health Care (14.8%)
1,053	Abbott Laboratories~	57,104
1,010	AbbVie, Inc.	91,153
361	Aetna, Inc.~	61,381
329	Alexion Pharmaceuticals, Inc.#	39,368
231	Allergan, PLC	40,940
465	Amgen, Inc.	81,477
245	Anthem, Inc.	51,256
379	Baxter International, Inc.	24,434
159	Biogen, Inc.#	49,554
874	Bristol-Myers Squibb Company	53,891
210	Cardinal Health, Inc.	12,999
490	Celgene Corp.#	49,475
319	Cerner Corp.#	21,539
246	Cigna Corp.	48,516
225	DaVita, Inc.#	13,667
230	Edwards Lifesciences Corp.#	23,513
546	Eli Lilly and Company	44,739
611	Express Scripts Holding Company#	37,448
856	Gilead Sciences, Inc.	64,166
133	IDEXX Laboratories, Inc.#	22,101
136	Illumina, Inc.#	27,906
128	Incyte Corp.#	14,496
1,962	Johnson & Johnson~	273,522

NUMBER OF SHARES		VALUE
169	Laboratory Corp. of America Holdings#	$25,977
140	McKesson Corp.	19,303
706	Medtronic, PLC	56,847
2,273	Merck & Company, Inc.~	125,220
404	Patterson Companies, Inc.	14,948
4,397	Pfizer, Inc.~	154,159
216	Quest Diagnostics, Inc.	20,256
47	Regeneron Pharmaceuticals, Inc.#	18,923
274	Stryker Corp.	42,434
355	Thermo Fisher Scientific, Inc.	68,810
559	UnitedHealth Group, Inc.~	117,513
216	Varian Medical Systems, Inc.#	22,505
168	Vertex Pharmaceuticals, Inc.#	24,567
169	Zimmer Biomet Holdings, Inc.	20,554

		1,936,661

	Industrials (10.6%)
296	3M Company	68,136
470	Allegion, PLC	39,193
475	Boeing Company~	122,540
402	Caterpillar, Inc.	54,592
611	CSX Corp.	30,813
134	Cummins, Inc.	23,702
395	Danaher Corp.	36,447
384	Deere & Company	51,026
924	Delta Air Lines, Inc.	46,228
267	Eaton Corp., PLC	21,365
395	Emerson Electric Company	25,462
232	FedEx Corp.	52,388
329	Fluor Corp.	14,177
472	Fortune Brands Home & Security, Inc.	31,180
202	General Dynamics Corp.	41,002
6,155	General Electric Company~	124,085
713	Honeywell International, Inc.~	102,786
263	Illinois Tool Works, Inc.	41,165
329	Jacobs Engineering Group, Inc.	19,151
132	Lockheed Martin Corp.	40,677
863	Masco Corp.	34,365
203	Norfolk Southern Corp.	26,678
468	Pentair, PLC	32,975
268	Rockwell Collins, Inc.	36,341
737	Southwest Airlines Company	39,695
84	TransDigm Group, Inc.	23,310
527	Union Pacific Corp.	61,021
262	United Parcel Service, Inc. - Class B	30,793
532	United Technologies Corp.	63,712
89	WW Grainger, Inc.	17,595

See accompanying Notes to Schedule of Investments	www.calamos.com	125

Hedged Equity Income Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
462	Xylem, Inc.	$30,737

		1,383,337

	Information Technology (26.9%)
247	Accenture, PLC - Class A	35,163
410	Activision Blizzard, Inc.	26,851
704	Advanced Micro Devices, Inc.#	7,733
243	Akamai Technologies, Inc.#	12,697
198	Alphabet, Inc. - Class A#~	204,542
188	Alphabet, Inc. - Class C#~	191,128
344	Amphenol Corp. - Class A	29,928
3,456	Apple, Inc.~	584,202
589	Applied Materials, Inc.	33,237
231	Autodesk, Inc.#	28,866
275	Broadcom, Ltd.	72,575
3,172	Cisco Systems, Inc.~	108,324
462	Cognizant Technology Solutions Corp. - Class A	34,960
223	DXC Technology Company	20,409
699	eBay, Inc.#	26,310
129	F5 Networks, Inc.#	15,644
1,972	Facebook, Inc. - Class A#~	355,078
367	Fiserv, Inc.#	47,501
464	FLIR Systems, Inc.	21,725
961	Hewlett Packard Enterprise Company	13,377
1,490	HP, Inc.	32,110
3,811	Intel Corp.~	173,362
525	International Business Machines Corp.~	80,882
540	Juniper Networks, Inc.	13,408
139	Lam Research Corp.	28,991
642	MasterCard, Inc. - Class A~	95,510
305	Microchip Technology, Inc.	28,914
841	Micron Technology, Inc.#	37,265
5,085	Microsoft Corp.~	422,970
403	NVIDIA Corp.	83,344
2,026	Oracle Corp.~	103,123
699	PayPal Holdings, Inc.#	50,720
1,131	QUALCOMM, Inc.	57,692
242	Red Hat, Inc.#	29,241
397	Salesforce.com, Inc.#	40,629
141	Skyworks Solutions, Inc.	16,054
520	Symantec Corp.	16,900
343	TE Connectivity, Ltd.	31,203
375	Texas Instruments, Inc.	36,259
1,991	Visa, Inc. - Class A~	218,970
277	Western Digital Corp.	24,728
245	Xilinx, Inc.	18,054

		3,510,579

NUMBER OF SHARES		VALUE

	Materials (2.6%)
170	Air Products & Chemicals, Inc.	$27,103
183	Avery Dennison Corp.	19,429
622	Ball Corp.	26,703
1,387	DowDuPont, Inc.	100,294
1,272	Freeport-McMoRan, Inc.#	17,783
329	LyondellBasell Industries, NV - Class A	34,061
314	Monsanto Company	38,025
460	Mosaic Company	10,276
455	Newmont Mining Corp.	16,453
212	PPG Industries, Inc.	24,643
232	Praxair, Inc.	33,900

		348,670

	Real Estate (2.7%)
217	Alexandria Real Estate Equities, Inc.	26,899
245	American Tower Corp.	35,199
444	Apartment Investment & Management Company	19,527
76	AvalonBay Communities, Inc.	13,781
204	Crown Castle International Corp.	21,844
193	Digital Realty Trust, Inc.	22,859
221	Equity Residential	14,864
202	Federal Realty Investment Trust	24,345
388	Macerich Company	21,185
334	Prologis, Inc.	21,570
94	Public Storage	19,481
240	Realty Income Corp.	12,881
272	Simon Property Group, Inc.	42,250
401	UDR, Inc.	15,555
115	Vornado Realty Trust	8,609
204	Welltower, Inc.	13,660
594	Weyerhaeuser Company	21,331

		355,840

	Telecommunication Services (2.2%)
4,677	AT&T, Inc.~	157,381
621	CenturyLink, Inc.	11,793
2,575	Verizon Communications, Inc.	123,265

		292,439

	Utilities (3.0%)
1,924	AES Corp.	20,452
415	American Electric Power Company, Inc.	30,880
333	CMS Energy Corp.	16,107
244	Consolidated Edison, Inc.	20,996
207	Dominion Resources, Inc.	16,796
824	Duke Energy Corp.~	72,768
307	Edison International	24,545
425	Exelon Corp.	17,089

126	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Income Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
760	FirstEnergy Corp.	$25,042
503	NextEra Energy, Inc.~	78,000
1,010	NiSource, Inc.	26,634
365	PG&E Corp.	21,086
366	Public Service Enterprise Group, Inc.	18,007

		388,402

	TOTAL COMMON STOCKS (Cost $11,525,389)	13,847,914

EXCHANGE-TRADED FUND (1.3%)
	Other (1.3%)
637	SPDR S&P 500 ETF Trust (Cost $155,998)	163,804

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.7%)#
	Health Care (0.0%)
5 500	Abbvie, Inc. Call, 01/19/18, Strike $92.50	1,368

	Information Technology (0.0%)
5 500	Apple, Inc. Call, 11/03/17, Strike $162.50	4,038
11 1,100	Microsoft Corp. Call, 01/19/18, Strike $85.00	1,897

		5,935

	Other (0.7%)
	S&P 500 Index
35 3,500	Call, 11/17/17, Strike $2,590.00	26,425
12 1,200	Call, 11/03/17, Strike $2,580.00	5,520
10 1,000	Call, 11/17/17, Strike $2,580.00	12,250
10 1,000	Put, 12/29/17, Strike $2,260.00	3,700
10 1,000	Put, 12/29/17, Strike $2,440.00	11,150
8 800	Put, 11/06/17, Strike $2,500.00	560
8 800	Put, 11/06/17, Strike $2,300.00	100
7 700	Put, 12/29/17, Strike $2,250.00	2,450
7 700	Put, 12/29/17, Strike $2,400.00	5,950
6 600	Put, 11/06/17, Strike $2,400.00	165
6 600	Put, 12/29/17, Strike $2,305.00	2,850
6 600	Put, 12/29/17, Strike $2,505.00	11,040

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
4 400	Put, 12/01/17, Strike $2,540.00	$5,600

		87,760

	TOTAL PURCHASED OPTIONS (Cost $190,364)	95,063

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.6%)
36,810	Fidelity Prime Money Market Fund - Institutional Class	36,821
36,800	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	36,800

	TOTAL SHORT TERM INVESTMENTS (Cost $73,621)	73,621

TOTAL INVESTMENTS (108.6%) (Cost $11,945,372)		14,180,402

LIABILITIES, LESS OTHER ASSETS (-8.6%)		(1,117,029)

NET ASSETS (100.0%)		$13,063,373

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-8.5%)#
	Consumer Discretionary (0.0%)
3 300	Carmax, Inc. Call, 01/19/18, Strike $77.50	(840)
1 100	Netflix, Inc. Call, 12/15/17, Strike $215.00	(248)

		(1,088)

	Health Care (0.0%)
10 1,000	Abbvie, Inc. Call, 01/19/18, Strike $105.00	(295)

	Information Technology (0.0%)
10 1,000	Apple, Inc. Call, 11/03/17, Strike $167.50	(4,675)

	Other (-8.5%)
	S&P 500 Index
20 2,000	Put, 12/29/17, Strike $2,350.00	(12,400)
14 1,400	Put, 12/29/17, Strike $2,325.00	(7,420)
12 1,200	Put, 12/29/17, Strike $2,405.00	(10,500)
11 1,100	Call, 01/19/18, Strike $2,450.00	(155,485)
10 1,000	Call, 12/15/17, Strike $2,300.00	(275,050)

See accompanying Notes to Schedule of Investments	www.calamos.com	127

Hedged Equity Income Fund    Schedule of Investments October 31, 2017

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
10 1,000	Call, 12/15/17, Strike $2,200.00	$(373,450)
9 900	Call, 12/15/17, Strike $2,375.00	(181,890)
7 700	Call, 12/29/17, Strike $2,450.00	(94,465)

		(1,110,660)

	TOTAL WRITTEN OPTIONS (Premium $621,625)	$(1,116,718)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $4,706,937.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

128	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Phineus Long/Short Fund    Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
COMMON STOCKS (84.0%)
	Consumer Discretionary (10.9%)
95,000	Adtalem Global Education, Inc.~	$3,510,250
266,500	Canada Goose Holdings, Inc.#^	5,724,420
97,500	D.R. Horton, Inc.~	4,310,475
51,500	Expedia, Inc.~	6,419,990
162,900	MGM Resorts International~	5,106,915
21,000	Netflix, Inc.#	4,125,030
4,200	Priceline Group, Inc.~#	8,030,232
20,900	Tesla Motors, Inc.#	6,928,977
21,000	Ulta Salon Cosmetics & Fragrance, Inc.#	4,237,590

		48,393,879

	Financials (32.3%)
56,000	Affiliated Managers Group, Inc.~	10,444,000
404,000	Bank of America Corp.~	11,065,560
163,200	Citigroup, Inc.~	11,995,200
140,500	Discover Financial Services~	9,347,465
217,000	E*TRADE Financial Corp.~#	9,459,030
82,500	Evercore Partners, Inc. - Class A	6,608,250
74,800	Goldman Sachs Group, Inc.~	18,137,504
132,000	Intercontinental Exchange, Inc.~	8,725,200
168,000	JPMorgan Chase & Company~	16,902,480
287,000	Morgan Stanley~	14,350,000
370,500	Radian Group, Inc.~	7,765,680
772,000	SLM Corp.~#	8,175,480
636,000	UBS Group, AG~#	10,818,360

		143,794,209

	Health Care (9.9%)
25,000	Alexion Pharmaceuticals, Inc.~#	2,991,500
53,700	Allergan, PLC	9,517,251
90,500	Celgene Corp.~#	9,137,785
25,000	Incyte Corp.#	2,831,250
80,500	Johnson & Johnson~	11,222,505
28,000	Laboratory Corp. of America Holdings#	4,303,880
9,800	Regeneron Pharmaceuticals, Inc.#	3,945,676

		43,949,847

	Industrials (7.8%)
248,500	Air Lease Corp.~	10,797,325
216,000	Delta Air Lines, Inc.~	10,806,480
177,500	Spirit Airlines, Inc.~#	6,583,475
114,000	United Continental Holdings, Inc.~#	6,666,720

		34,854,000

	Information Technology (19.2%)
7,700	Alphabet, Inc. - Class A~#	7,954,408
109,000	Apple, Inc.~	18,425,360

NUMBER OF SHARES			VALUE
408,073		Canadian Solar, Inc.~#	$7,186,165
35,800		Ellie Mae, Inc.#	3,220,210
82,600		Lumentum Holdings, Inc.#	5,216,190
327,500		NCR Corp.~#	10,509,475
172,500		PayPal Holdings, Inc.~#	12,516,600
87,500		Workday, Inc. - Class A~#	9,711,625
343,000		Zendesk, Inc.~#	10,633,000

			85,373,033

		Materials (1.7%)
47,500	EUR	Wacker Chemie, AG	7,418,546

		Real Estate (1.8%)
200,300		CBRE Group, Inc. - Class A~#	7,875,796

		Telecommunication Services (0.4%)
221,000	GBP	Inmarsat, PLC	1,822,922

		TOTAL COMMON STOCKS (Cost $341,651,909)	373,482,232

EXCHANGE-TRADED FUNDS (6.4%)
		Other (6.4%)
248,000		Global X MSCI Greece ETF	2,298,960
195,000		VanEck Vectors Vietnam ETF~	3,123,900
390,500		Vanguard FTSE Europe ETF~	22,883,300

			28,306,160

		TOTAL EXCHANGE-TRADED FUNDS (Cost $23,410,280)	28,306,160

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.4%)#
		Consumer Discretionary (0.2%)
515 51,500		Expedia, Inc. Put, 11/03/17, Strike $143.00	942,450
42 4,200		Priceline Group, Inc. Put, 11/10/17, Strike $1,800.00	67,830

			1,010,280

		Information Technology (0.1%)
545 54,500		Apple, Inc. Put, 11/10/17, Strike $150.00	15,805
1,333 133,300		Zendesk, Inc. Put, 11/17/17, Strike $30.00	186,620

			202,425

		Other (0.1%)
6,250 625,000		S&P 500 ETF Trust Put, 11/17/17, Strike $253.00	453,125

See accompanying Notes to Schedule of Investments	www.calamos.com	129

Phineus Long/Short Fund    Schedule of Investments October 31, 2017

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
4,575 457,500		SPDR S&P 500 ETF Trust Put, 11/17/17, Strike $247.00	$144,112

			597,237

		TOTAL PURCHASED OPTIONS (Cost $2,918,976)	1,809,942

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (8.6%)
19,210,452		Fidelity Prime Money Market Fund - Institutional Class	19,216,216
19,213,430		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	19,213,430

		TOTAL SHORT TERM INVESTMENTS (Cost $38,430,096)	38,429,646

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.0%)
36,812		Deutsche Bank Securities, Inc.† 1.040%, 11/01/17 (Cost $36,812)	36,812

TOTAL INVESTMENTS (99.4%) (Cost $406,448,073)			442,064,792

PAYABLE UPON RETURN OF SECURITIES ON LOAN (0.0%)			(36,812)

OTHER ASSETS, LESS LIABILITIES (0.6%)			2,600,134

NET ASSETS (100.0%)			$444,628,114

NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-0.8%)#
		Industrials (-0.4%)
(51,000)		Gibraltar Industries, Inc.	(1,695,750)

		Telecommunication Services (-0.4%)
(3,800)	CHF	Swisscom, AG	(1,919,854)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $3,540,075)	(3,615,604)

EXCHANGE-TRADED FUNDS SOLD SHORT (-61.4%)#
		Financials (-1.8%)
(94,500)		SPDR S&P Biotech ETF	(7,903,980)

		Other (-59.6%)
(124,000)		Health Care Select Sector SPDR Fund	(10,057,640)

NUMBER OF SHARES		VALUE
(421,500)	iShares China Large-Cap ETF	$(19,359,495)
(539,000)	iShares Edge MSCI Min Vol USA ETF	(27,661,480)
(287,000)	PowerShares QQQ	(43,667,050)
(639,600)	SPDR S&P 500 ETF Trust	(164,473,140)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $255,563,952)	(273,122,785)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-0.4%)#
	Consumer Discretionary (-0.1%)
773 77,300	Expedia, Inc. Put, 12/15/17, Strike $130.00	(595,210)

	Industrials (0.0%)
1,000 100,000	First Solar, Inc. Call, 11/17/17, Strike $60.00	(88,500)
800 80,000	United Continental Holdings, Inc. Put, 11/03/17, Strike $58.50	(55,200)

		(143,700)

	Information Technology (-0.2%)
1,330 133,000	Apple, Inc. Put, 12/15/17, Strike $140.00	(41,230)
1,240 124,000	Facebook, Inc. Put, 12/15/17, Strike $145.00	(48,360)
1,725 172,500	Paypal Holdings, Inc. Call, 11/17/17, Strike $70.00	(534,750)

		(624,340)

	Other (-0.1%)
5,200 520,000	PowerShares QQQ Put, 12/15/17, Strike $133.00	(117,000)
6,250 625,000	S&P 500 ETF Trust Put, 12/15/17, Strike $240.00	(415,625)

		(532,625)

	TOTAL WRITTEN OPTIONS (Premium $2,057,515)	$(1,895,875)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $182,701,334.

#	Non-income producing security.

^	Security, or portion of security, is on loan.

†	Repurchase agreement collateralized by the following security: 37,546 United States Treasury Note, 3.625%, 02/15/20.

130	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Phineus Long/Short Fund    Schedule of Investments October 31, 2017

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	131

Statements of Assets and Liabilities    October 31, 2017

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
ASSETS
Investments in securities, at cost	$1,239,025,977	$43,957,275	$19,730,932	$210,945,869		$244,658,467
Investment in securities, at value	$1,673,837,359	$52,499,137	$25,204,828	$284,142,410		$326,798,031
Cash with custodian (interest bearing)	881	—	—	—		—
Restricted cash for short positions (interest bearing)	—	—	—	—		—
Restricted cash for collateral on securities loaned	—	—	—	2,752,402		—
Restricted foreign currency for short positions (cost $-)	—	—	—	—		—
Foreign currency (cost $11 and $16)	—	—	—	11		16
Restricted cash for open forward foreign currency contracts	—	—	—	280,000		—
Unrealized appreciation on forward foreign currency contracts	—	—	—	53,132		—
Receivables:
Accrued interest and dividends	555,557	31,785	22,847	789,696		462,354
Investments sold	13,350,962	—	40,503	3,362,724		1,499,168
Fund shares sold	213,231	4,645	—	203,864		276,284
Due from investment advisor	—	24,528	33,916	—		221
Prepaid expenses	69,980	19,978	29,012	30,858		45,056
Other assets	710,797	107,226	11,911	104,698		74,934
Total assets	1,688,738,767	52,687,299	25,343,017	291,719,795		329,156,064
LIABILITIES
Due to custodian bank	—	—	—	473		—
Collateral for securities loaned	—	—	—	5,631,840		—
Foreign currency overdraft (cost $-)	—	—	—	—		—
Securities sold short, at value (proceeds $-)	—	—	—	—		—
Options written, at value (premium $2,498,611 and $228,069)	3,368,586	—	—	—		76,125
Unrealized depreciation on forward foreign currency contracts	—	—	—	256,008		—
Payables:
Investments purchased	6,991,026	496	—	1,812,166		4,609,695
Fund shares redeemed	2,695,271	45,215	11,555	280,446		675,012
Dividends payable	—	—	—	—		—
Affiliates:
Investment advisory fees	1,262,283	44,225	21,543	249,483		301,138
Distribution fees	35,183	563	85	2,690		2,365
Deferred compensation to trustees	712,280	107,226	11,911	104,698		74,934
Financial accounting fees	16,509	514	251	2,747		3,186
Trustees’ fees and officer compensation	21,687	2,721	2,505	5,591		5,673
Other accounts payable and accrued liabilities	1,208,661	34,124	24,615	1,214,353		2,230,738
Total liabilities	16,311,486	235,084	72,465	9,560,495		7,978,866
NET ASSETS	$1,672,427,281	$52,452,215	$25,270,552	$282,159,300		$321,177,198
COMPOSITION OF NET ASSETS
Paid in capital	$1,022,104,044	$42,152,139	$17,848,602	$198,183,966		$295,997,557
Undistributed net investment income (loss)	(607,467)	139,246	5,843	116,038		281,214
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	216,989,297	1,618,968	1,942,211	11,943,214		(55,351,888)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	433,941,407	8,541,862	5,473,896	71,916,082	*	80,250,315	*
NET ASSETS	$1,672,427,281	$52,452,215	$25,270,552	$282,159,300		$321,177,198
CLASS A SHARES†
Net assets applicable to shares outstanding	$967,725,128	$21,893,678	$2,030,956	$72,490,721		$68,141,655
Shares outstanding	27,229,317	1,439,309	159,584	3,363,680		4,595,457
Net asset value and redemption price per share	$35.54	$15.21	$12.73	$21.55		$14.83
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$37.31	$15.97	$13.36	$22.62		$15.57
CLASS C SHARES†**
Net assets applicable to shares outstanding	$398,115,396	$4,728,060	$1,038,917	$27,840,091		$24,845,505
Shares outstanding	16,413,681	344,135	82,976	1,411,734		1,771,278
Net asset value and redemption price per share	$24.26	$13.74	$12.52	$19.72		$14.03
CLASS I SHARES†
Net assets applicable to shares outstanding	$301,236,574	$25,669,390	$22,200,679	$175,069,961		$225,338,764
Shares outstanding	6,667,273	1,642,444	1,746,309	7,954,490		15,062,136
Net asset value and redemption price per share	$45.18	$15.63	$12.71	$22.01		$14.96
CLASS R SHARES†
Net assets applicable to shares outstanding	$5,350,183	$161,087	$—	$6,758,527		$2,851,274
Shares outstanding	159,616	10,737	—	321,035		194,826
Net asset value and redemption price per share	$33.52	$15.00	$—	$21.05		$14.63

*	Net of deferred foreign capital gains tax of $(1,077,929) and $(2,039,376).

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

132	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    October 31, 2017

	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$13,031,770	$91,604,866		$1,622,890,929	$187,025,804		$546,050,238
Investment in securities, at value	$17,052,638	$133,238,429		$2,066,124,458	$226,009,587		$614,671,410
Cash with custodian (interest bearing)	—	—		—	—		—
Restricted cash for short positions (interest bearing)	—	—		—	—		—
Restricted cash for collateral on securities loaned	—	644,459		9,363,124	1,913,052		10,682,477
Restricted foreign currency for short positions (cost $-)	—	—		—	—		—
Foreign currency (cost $4)	—	4		—	—		—
Restricted cash for open forward foreign currency contracts	—	—		—	—		—
Unrealized appreciation on forward foreign currency contracts	—	33,600		—	27,972		—
Receivables:
Accrued interest and dividends	6,026	185,749		4,055,404	514,691		1,844,774
Investments sold	261,479	1,077,319		7,699,324	1,247,535		—
Fund shares sold	—	52,783		564,065	42,948		411,339
Due from investment advisor	8,864	—		14,348	—		—
Prepaid expenses	14,239	22,117		79,098	36,503		56,626
Other assets	11,908	79,909		334,936	151,860		191,888
Total assets	17,355,154	135,334,369		2,088,234,757	229,944,148		627,858,514
LIABILITIES
Due to custodian bank	—	371		—	—		—
Collateral for securities loaned	—	1,318,664		19,158,400	3,914,400		21,858,000
Foreign currency overdraft (cost $109,468)	—	—		—	109,418		—
Securities sold short, at value (proceeds $-)	—	—		—	—		—
Options written, at value (premium $109,871)	—	—		163,550	—		—
Unrealized depreciation on forward foreign currency contracts	—	62,574		—	105,034		—
Payables:
Investments purchased	215,644	988,151		4,686,806	1,882,325		—
Fund shares redeemed	—	53,821		2,423,748	165,891		1,253,493
Dividends payable	—	—		—	—		—
Affiliates:
Investment advisory fees	15,909	114,456		1,200,321	189,901		378,290
Distribution fees	96	1,258		44,400	4,939		11,082
Deferred compensation to trustees	11,908	79,909		334,936	151,860		191,888
Financial accounting fees	168	1,285		20,349	2,190		5,936
Trustees’ fees and officer compensation	2,186	3,454		25,165	5,473		8,800
Other accounts payable and accrued liabilities	25,003	435,639		664,282	381,294		191,359
Total liabilities	270,914	3,059,582		28,721,957	6,912,725		23,898,848
NET ASSETS	$17,084,240	$132,274,787		$2,059,512,800	$223,031,423		$603,959,666
COMPOSITION OF NET ASSETS
Paid in capital	$15,860,556	$79,339,838		$1,494,946,010	$170,858,849		$509,125,311
Undistributed net investment income (loss)	4,877	61,718		(5,247,530)	(321,787)		(3,961,053)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(2,802,322)	11,640,253		126,634,470	13,870,502		30,175,345
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	4,021,129	41,232,978	*	443,179,850	38,623,859	*	68,620,063
NET ASSETS	$17,084,240	$132,274,787		$2,059,512,800	$223,031,423		$603,959,666
CLASS A SHARES†
Net assets applicable to shares outstanding	$5,491,030	$26,956,550		$918,694,559	$78,195,790		$222,016,798
Shares outstanding	518,788	1,724,555		27,715,465	7,938,489		12,152,515
Net asset value and redemption price per share	$10.58	$15.63		$33.15	$9.85		$18.27
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.11	$16.41		$34.80	$10.34		$18.69	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$385,921	$13,768,648		$574,454,648	$70,210,035		$147,111,897
Shares outstanding	37,252	956,473		17,251,744	7,942,174		8,133,607
Net asset value and redemption price per share	$10.36	$14.40		$33.30	$8.84		$18.09
CLASS I SHARES†
Net assets applicable to shares outstanding	$11,207,289	$86,429,216		$554,489,640	$73,360,649		$233,076,721
Shares outstanding	1,054,555	5,418,427		17,350,971	7,253,397		14,165,299
Net asset value and redemption price per share	$10.63	$15.95		$31.96	$10.11		$16.45
CLASS R SHARES†
Net assets applicable to shares outstanding	$—	$5,120,373		$11,873,953	$1,264,949		$1,754,250
Shares outstanding	—	337,327		361,107	130,606		96,397
Net asset value and redemption price per share	$—	$15.18		$32.88	$9.69		$18.20

*	Net of deferred foreign capital gains tax of $(369,437) and $(274,943).

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Convertible Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

See accompanying Notes to Financial Statements	www.calamos.com	133

Statements of Assets and Liabilities    October 31, 2017

	GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND
ASSETS
Investments in securities, at cost	$102,116,620		$70,449,676		$59,705,125	$4,471,415,956	$11,945,372
Investment in securities, at value	$107,260,807		$71,212,052		$59,485,914	$4,935,211,307	$14,180,402
Cash with custodian (interest bearing)	276,217		—		—	508,390	—
Restricted cash for short positions (interest bearing)	—		—		—	1,483,317,423	—
Restricted cash for collateral on securities loaned	—		—		313,075	1,060,907	—
Restricted foreign currency for short positions (cost $309,371, $51,950,285)	309,371		—		—	53,480,231	—
Foreign currency (cost $-)	—		—		—	—	—
Restricted cash for open forward foreign currency contracts	—		—		—	—	—
Unrealized appreciation on forward foreign currency contracts	—		—		—	594,485	—
Receivables:
Accrued interest and dividends	289,991		497,570		950,712	11,955,601	11,709
Investments sold	—		1,478,316		96,395	79,710,813	—
Fund shares sold	610,528		64,366		5,961	12,889,047	—
Due from investment advisor	8,693		30,543		41,616	—	12,337
Prepaid expenses	16,735		35,516		39,395	164,819	14,334
Other assets	5,471		81,170		262,873	205,553	5,326
Total assets	108,777,813		73,399,533		61,195,941	6,579,098,576	14,224,108
LIABILITIES
Due to custodian bank	—		—		—	—	—
Collateral for securities loaned	—		—		640,600	2,170,780	—
Foreign currency overdraft (cost $309,474)	309,474		—		—	—	—
Securities sold short, at value (proceeds $1,190,045,771)	—		—		—	1,563,940,380	—
Options written, at value (premium $14,504, $122,917,572 and $621,625)	—		—		12,555	217,213,839	1,116,718
Unrealized depreciation on forward foreign currency contracts	—		—		—	140,095	—
Payables:
Investments purchased	1,554,152		1,464,355		468,856	83,296,451	—
Fund shares redeemed	90,328		46,442		81,947	3,192,660	—
Dividends payable	—		11,811		13,489	—	—
Affiliates:
Investment advisory fees	75,201		27,539		30,688	2,639,994	8,323
Distribution fees	329		819		1,229	24,979	23
Deferred compensation to trustees	5,471		81,170		115,417	205,553	5,326
Financial accounting fees	1,030		712		595	46,123	129
Trustees’ fees and officer compensation	2,946		3,176		2,806	45,555	2,888
Other accounts payable and accrued liabilities	44,884		40,686		42,416	1,095,680	27,328
Total liabilities	2,083,815		1,676,710		1,410,598	1,874,012,089	1,160,735
NET ASSETS	$106,693,998		$71,722,823		$59,785,343	$4,705,086,487	$13,063,373
COMPOSITION OF NET ASSETS
Paid in capital	$97,097,295		$70,796,015		$68,173,362	$4,506,849,138	$11,474,482
Undistributed net investment income (loss)	(34,049)		6,037		27,892	(2,241,712)	21,782
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	4,485,544		158,395		(8,198,649)	202,577,337	(172,828)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	5,145,208		762,376		(217,262)	(2,098,276)	1,739,937
NET ASSETS	$106,693,998		$71,722,823		$59,785,343	$4,705,086,487	$13,063,373
CLASS A SHARES†
Net assets applicable to shares outstanding	$12,712,543		$21,707,283		$36,350,810	$682,451,287	$1,007,142
Shares outstanding	1,131,142		2,089,442		4,100,186	50,876,966	92,809
Net asset value and redemption price per share	$11.24		$10.39		$8.87	$13.41	$10.85
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.50	#	$10.63	#	$9.07 #	$13.72 #	$11.39
CLASS C SHARES†**
Net assets applicable to shares outstanding	$2,887,019		$9,334,123		$13,285,518	$282,115,475	$172,815
Shares outstanding	259,166		898,223		1,426,610	20,708,396	16,036
Net asset value and redemption price per share	$11.14		$10.39		$9.31	$13.62	$10.78
CLASS I SHARES†
Net assets applicable to shares outstanding	$91,086,344		$40,290,268		$10,025,799	$3,734,034,978	$11,883,416
Shares outstanding	8,100,830		3,877,492		1,131,028	281,518,340	1,096,109
Net asset value and redemption price per share	$11.24		$10.39		$8.86	$13.26	$10.84
CLASS R SHARES†
Net assets applicable to shares outstanding	$8,092		$391,149		$123,216	$6,484,747	$—
Shares outstanding	724		37,712		13,934	485,384	—
Net asset value and redemption price per share	$11.18		$10.37		$8.84	$13.36	$—

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Global Convertible Fund, Total Return Bond Fund, High Income Opportunities Fund and Market Neutral Income Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

134	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    October 31, 2017

PHINEUS LONG/SHORT FUND
ASSETS
Investments in securities, at cost	$406,448,073
Investment in securities, at value	$442,064,792
Cash with custodian (interest bearing)	—
Restricted cash for short positions (interest bearing)	274,614,211
Restricted cash for collateral on securities loaned	35,188
Restricted foreign currency for short positions (cost $1,926,788)	1,880,050
Foreign currency (cost $-)	—
Restricted cash for open forward foreign currency contracts	—
Unrealized appreciation on forward foreign currency contracts	—
Receivables:
Accrued interest and dividends	76,092
Investments sold	6,229,431
Fund shares sold	11,211,735
Due from investment advisor	—
Prepaid expenses	40,633
Other assets	29,980
Total assets	736,182,112
LIABILITIES
Due to custodian bank	197,732
Collateral for securities loaned	72,000
Foreign currency overdraft (cost $-)	—
Securities sold short, at value (proceeds $259,104,027)	276,738,389
Options written, at value (premium $2,057,515)	1,895,875
Unrealized depreciation on forward foreign currency contracts	—
Payables:
Investments purchased	10,640,700
Fund shares redeemed	1,399,939
Dividends payable	—
Affiliates:
Investment advisory fees	439,915
Distribution fees	2,482
Deferred compensation to trustees	29,980
Financial accounting fees	4,094
Trustees’ fees and officer compensation	3,336
Other accounts payable and accrued liabilities	129,556
Total liabilities	291,553,998
NET ASSETS	$444,628,114
COMPOSITION OF NET ASSETS
Paid in capital	$423,792,089
Undistributed net investment income (loss)	269,513
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	2,469,109
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	18,097,403
NET ASSETS	$444,628,114
CLASS A SHARES†
Net assets applicable to shares outstanding	$66,854,399
Shares outstanding	5,422,300
Net asset value and redemption price per share	$12.33
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$12.94
CLASS C SHARES†**
Net assets applicable to shares outstanding	$28,933,416
Shares outstanding	2,373,827
Net asset value and redemption price per share	$12.19
CLASS I SHARES†
Net assets applicable to shares outstanding	$348,840,299
Shares outstanding	28,165,594
Net asset value and redemption price per share	$12.39
CLASS R SHARES
Net assets applicable to shares outstanding	$—
Shares outstanding	—
Net asset value and redemption price per share	$—

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	135

Statements of Operations    Year Ended October 31, 2017

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND		INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND
INVESTMENT INCOME
Interest	$—	$204	$934		$—	$1,349,123
Dividends	15,270,593	1,232,583	633,458		5,269,779	6,018,033
Securities lending income	53,814	2,271	23		143,566	16,463
Dividend taxes withheld	(43,473)	(129)	—		(90,735)	(477,913)
Total investment income	15,280,934	1,234,929	634,415		5,322,610	6,905,706

EXPENSES
Investment advisory fees	15,478,921	556,757	297,677		2,754,534	3,592,496
Distribution fees
Class A	2,410,917	69,615	35,909		199,195	184,421
Class B(a)	21,220	424	—		1,109	389
Class C	4,631,408	52,124	10,398		285,461	257,866
Class R	32,051	705	133	(b)	29,383	13,105
Class T(c)	43	42	43		46	46
Transfer agent fees	2,564,319	45,495	17,215		332,245	391,847
Legal fees	666,944	23,684	48,435		54,958	50,251
Printing and mailing fees	364,999	7,156	5,239		35,104	45,234
Financial accounting fees	203,202	6,474	3,462		34,135	37,984
Registration fees	131,453	67,379	66,663		82,909	87,191
Accounting fees	128,109	34,452	26,919		41,914	44,320
Trustees’ fees and officer compensation	109,714	16,906	15,515		29,497	32,040
Audit fees	57,926	9,784	8,970		15,884	16,818
Custodian fees	50,020	5,849	3,137		97,359	228,175
Dividend or interest expense on short positions	—	—	—		—	—
Offering costs	—	—	—		—	—
Other	163,715	15,148	16,041		79,247	72,940
Total expenses	27,014,961	911,994	555,756		4,072,980	5,055,123
Less expense reductions	—	(288,049)	(181,860)		(184,442)	—
Net expenses	27,014,961	623,945	373,896		3,888,538	5,055,123
NET INVESTMENT INCOME (LOSS)	(11,734,027)	610,984	260,519		1,434,072	1,850,583

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	282,870,740	3,531,048	2,499,431		25,999,907 (d)	9,082,084 (d)
Purchased options	(6,833,281)	—	—		121,591	(1,714,814)
Foreign currency transactions	(1,649)	(18)	—		(117,360)	(262,999)
Forward foreign currency contracts	—	—	—		219,170	—
Written options	8,169,907	10,731	—		91,084	336,336
Short positions	—	—	—		—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	84,489,340	6,668,935	3,602,591		43,044,684 (e)	52,401,979 (e)
Purchased options	(274,132)	(55,962)	—		—	(907,557)
Foreign currency translations	2,671	—	—		26,728	33,099
Forward foreign currency contracts	—	—	—		(54,044)	—
Written options	(869,975)	—	—		—	151,944
Short positions	—	—	—		—	—
NET GAIN (LOSS)	367,553,621	10,154,734	6,102,022		69,331,760	59,120,072
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$355,819,594	$10,765,718	$6,362,541		$70,765,832	$60,970,655

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class R shares were liquidated on January 23, 2017.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(d)	Net of foreign capital gains tax of $191,296 and $739,710, respectively.

(e)	Net of change of $(1,022,487) and (1,187,655), respectively in deferred capital gains tax.

136	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2017

	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$—	$—	$16,618,539	$2,533,686	$16,787,435
Dividends	296,560	1,787,673	39,901,311	3,823,963	7,846,774
Securities lending income	710	47,669	275,997	29,325	213,513
Dividend taxes withheld	(28,948)	(103,595)	—	—	(7,219)
Total investment income	268,322	1,731,747	56,795,847	6,386,974	24,840,503

EXPENSES
Investment advisory fees	164,109	1,220,504	14,423,586	2,356,569	4,542,252
Distribution fees
Class A	11,801	64,260	2,282,305	191,970	559,306
Class B(a)	—	666	14,260	1,902	13,108
Class C	3,328	140,716	6,522,856	776,193	1,656,096
Class R	92 (b)	21,881	65,328	6,161	8,311
Class T(c)	46	45	43	44	43
Transfer agent fees	11,088	139,845	2,294,643	291,634	622,356
Legal fees	21,942	30,429	206,463	52,217	71,239
Printing and mailing fees	3,411	—	276,755	51,890	75,131
Financial accounting fees	1,735	14,562	244,654	27,389	71,313
Registration fees	72,159	61,818	95,589	75,330	91,026
Accounting fees	20,563	31,901	155,095	42,298	62,074
Trustees’ fees and officer compensation	14,633	20,798	134,913	27,741	46,647
Audit fees	8,589	11,720	71,440	14,393	26,532
Custodian fees	27,300	36,965	53,529	40,291	12,469
Dividend or interest expense on short positions	—	—	—	—	—
Offering costs	—	—	—	—	—
Other	15,717	29,718	186,709	51,856	64,803
Total expenses	376,513	1,825,828	27,028,168	4,007,878	7,922,706
Less expense reductions	(137,430)	(155,398)	—	—	—
Net expenses	239,083	1,670,430	27,028,168	4,007,878	7,922,706
NET INVESTMENT INCOME (LOSS)	29,239	61,317	29,767,679	2,379,096	16,917,797

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	136,529	14,011,302 (d)	165,085,175	12,569,442	25,253,556 (d)
Purchased options	(8,018)	(418,905)	(17,519,183)	(1,424,661)	(2,769,325)
Foreign currency transactions	(9,134)	(10,469)	—	(189,046)	—
Forward foreign currency contracts	(1,708)	45,375	—	51,816	(19,987)
Written options	1,304	64,761	3,845,728	638,518	1,051,602
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	3,166,546	17,330,565 (e)	155,070,934	20,083,852 (e)	55,046,672
Purchased options	—	—	766,966	1,036,059	(1,022,065)
Foreign currency translations	1,137	6,523	—	11,120	(223)
Forward foreign currency contracts	—	2,966	—	50,894	—
Written options	—	—	(913,198)	—	—
Short positions	—	—	—	—	—
NET GAIN (LOSS)	3,286,656	31,032,118	306,336,422	32,827,994	77,540,230
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,315,895	$31,093,435	$336,104,101	$35,207,090	$94,458,027

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class R shares were liquidated on January 23, 2017.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(d)	Net of foreign capital gains tax of $43,152 and $(3), respectively.

(e)	Net of change of $(356,267) and (245,673), respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements	www.calamos.com	137

Statements of Operations    Year Ended October 31, 2017

	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND
INVESTMENT INCOME
Interest	$2,315,379	$2,464,120	$3,637,168	$78,573,124	$—
Dividends	743,367	9,543	72,544	62,386,540	348,935
Securities lending income	14,013	798	36,541	201,052	—
Foreign Taxes Withheld	(6,484)	—	—	(245,336)	—
Total investment income	3,066,275	2,474,461	3,746,253	140,915,380	348,935

EXPENSES
Investment advisory fees	717,152	419,162	448,486	28,982,147	115,474
Distribution fees
Class A	53,728	95,530	95,939	2,076,211	11,626
Class B(a)	—	1,745	982	1,859	—
Class C	24,059	123,740	153,555	3,017,703	1,639
Class R	2,052	1,848	846	40,012	120 (b)
Class T(c)	43	41	41	41	41
Transfer agent fees	77,458	76,337	78,379	4,164,436	12,175
Legal fees	25,814	52,323	37,145	345,364	21,715
Printing and mailing fees	18,407	20,100	21,372	454,956	3,838
Financial accounting fees	9,812	9,533	7,437	505,108	1,790
Registration fees	67,587	71,753	72,526	177,881	62,494
Accounting fees	28,866	30,519	30,434	353,111	39,280
Trustees’ fees and officer compensation	18,792	18,831	17,234	265,874	15,337
Audit fees	10,622	10,458	10,123	150,205	8,593
Custodian fees	11,506	4,914	4,875	138,688	21,479
Dividend or interest expense on short positions	—	—	—	8,622,751	—
Offering costs	—	—	—	—	—
Other	14,879	20,525	28,402	371,601	6,807
Total expenses	1,080,777	957,359	1,007,776	49,667,948	322,408
Less expense reductions	(70,951)	(198,208)	(92,395)	—	(155,128)
Net expenses	1,009,826	759,151	915,381	49,667,948	167,280
NET INVESTMENT INCOME (LOSS)	2,056,449	1,715,310	2,830,872	91,247,432	181,655

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	3,194,491	728,527	293,712	523,751,605	1,324,737
Purchased options	1,377,787	—	(1,589)	(116,101,983)	(855,625)
Foreign currency transactions	(1,080)	—	—	188,500	—
Forward foreign currency contracts	(12,914)	—	—	(4,025,251)	—
Written options	230,783	—	6,078	(32,181,690)	(412,015)
Short positions	—	—	—	(212,094,297)	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	4,656,615	(1,965,302)	1,520,720	313,157,635	1,879,555
Purchased options	220,443	—	(4,977)	(8,049,538)	(82,537)
Foreign currency translations	2,574	—	—	1,873,082	—
Forward foreign currency contracts	—	—	—	454,390	—
Written options	—	—	1,949	(124,104,830)	(671,958)
Short positions	—	—	—	(228,122,555)	—
NET GAIN (LOSS)	9,668,699	(1,236,775)	1,815,893	114,745,068	1,182,157
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,725,148	$478,535	$4,646,765	$205,992,500	$1,363,812

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class R shares were liquidated on January 23, 2017.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

138	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2017

PHINEUS LONG/SHORT FUND
INVESTMENT INCOME
Interest	$387,847
Dividends	2,865,648
Securities lending income	72,937
Dividend taxes withheld	(3,741)
Total investment income	3,322,691

EXPENSES
Investment advisory fees	3,052,655
Distribution fees
Class A	96,627
Class C	150,829
Class R	—
Class T(a)	42
Transfer agent fees	238,468
Legal fees	20,897
Printing and mailing fees	16,263
Financial accounting fees	28,390
Registration fees	87,246
Accounting fees	32,668
Trustees’ fees and officer compensation	26,733
Audit fees	15,878
Custodian fees	49,737
Dividend or interest expense on short positions	2,391,454
Offering costs and organizational fees	10,040
Other	21,830
Total expenses	6,239,757
Less expense reductions	—
Net expenses	6,239,757
NET INVESTMENT INCOME (LOSS)	(2,917,066)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	17,759,449
Purchased options	(14,747,059)
Foreign currency transactions	(39,404)
Forward foreign currency contracts	—
Written options	9,052,251
Short positions	(5,273,482)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	35,549,786
Purchased options	(1,199,086)
Foreign currency translations	(47,086)
Forward foreign currency contracts	—
Written options	180,411
Short positions	(17,773,592)
NET GAIN (LOSS)	23,462,188
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,545,122

(a)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	139

Statements of Changes in Net Assets

	GROWTH FUND			OPPORTUNISTIC VALUE FUND		DIVIDEND GROWTH FUND
	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016
OPERATIONS
Net investment income (loss)	$(11,734,027)		$(8,582,049)	$610,984	$994,790	$260,519		$345,823
Net realized gain (loss)	284,205,717		79,273,971	3,541,761	(2,021,304)	2,499,431		(46,563)
Change in unrealized appreciation/(depreciation)	83,347,904		(198,113,940)	6,612,973	1,493,336	3,602,591		434,952
Net increase (decrease) in net assets resulting from operations	355,819,594		(127,422,018)	10,765,718	466,822	6,362,541		734,212

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—		—	(242,435)	(461,754)	(79,969)		(216,496)
Class B	—	(c)	—	— (c)	—	—		—
Class C	—		—	(3,013)	(21,633)	(2,236)		(1,501)
Class I	—		—	(176,657)	(262,284)	(155,496)		(97,516)
Class R	—		—	(637)	(1,573)	(231	)(a)	(568)
Class T(b)	—		—	—	—	(125)		—
Net realized gains
Class A	(38,507,349)		(348,035,713)	—	(2,547,648)	—		(740,530)
Class B	(202,787	)(c)	(4,805,396)	— (c)	(10,092)	—		—
Class C	(28,962,503)		(243,604,217)	—	(403,800)	—		(18,239)
Class I	(9,770,431)		(91,511,948)	—	(1,163,377)	—		(186,792)
Class R	(308,256)		(2,356,702)	—	(10,292)	—	(a)	(2,828)
Return of capital
Class A	—		—	—	—	—		—
Class C	—		—	—	—	—		—
Class I	—		—	—	—	—		—
Class R	—		—	—	—	—	(a)	—
Total distributions	(77,751,326)		(690,313,976)	(422,742)	(4,882,453)	(238,057)		(1,264,470)

CAPITAL SHARE TRANSACTIONS	(504,896,240)		(9,134,141)	(12,041,288)	(11,875,283)	(13,080,377)		(3,459,187)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(226,827,972)		(826,870,135)	(1,698,312)	(16,290,914)	(6,955,893)		(3,989,445)

NET ASSETS
Beginning of year	$1,899,255,253		$2,726,125,388	$54,150,527	$70,441,441	$32,226,445		$36,215,890
End of year	1,672,427,281		1,899,255,253	52,452,215	54,150,527	25,270,552		32,226,445
Undistributed net investment income (loss)	$(607,467)		$(814,395)	$139,246	$222,194	$5,843		$(13,378)

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(c)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

140	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	INTERNATIONAL GROWTH FUND			EVOLVING WORLD GROWTH FUND			EMERGING MARKET EQUITY FUND
	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016
OPERATIONS
Net investment income (loss)	$1,434,072		$1,744,029	$1,850,583		$1,588,700	$29,239		$(11,044)
Net realized gain (loss)	26,314,392		(14,871,567)	7,440,607		(55,914,683)	118,973		(1,864,042)
Change in unrealized appreciation/(depreciation)	43,017,368		(11,755,074)	51,679,465		59,616,104	3,167,683		2,192,046
Net increase (decrease) in net assets resulting from operations	70,765,832		(24,882,612)	60,970,655		5,290,121	3,315,895		316,960

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—		—	—		(92,298)	—		(4,645)
Class B	—	(c)	—	—	(c)	—	—		—
Class C	—		—	—		—	—		—
Class I	—		—	—		(1,118,827)	—		(40,284)
Class R	—		—	—		—	—	(a)	—
Class T(b)	—		—	—		—	—		—
Net realized gains
Class A	—		(265,527)	—		—	—		—
Class B	—	(c)	(1,374)	—	(c)	—	—		—
Class C	—		(71,981)	—		—	—		—
Class I	—		(432,402)	—		—	—		—
Class R	—		(11,458)	—		—	—	(a)	—
Return of capital
Class A	—		(67)	—		(31)	—		—
Class C	—		(18)	—		—	—		—
Class I	—		(112)	—		(371)	—		(3)
Class R	—		(3)	—		—	—	(a)	—
Total distributions	—		(782,942)	—		(1,211,527)	—		(44,932)

CAPITAL SHARE TRANSACTIONS	(154,256,115)		(216,101,232)	(132,140,928)		(124,245,652)	(119,656)		62,537
TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,490,283)		(241,766,786)	(71,170,273)		(120,167,058)	3,196,239		334,565

NET ASSETS
Beginning of year	$365,649,583		$607,416,369	$392,347,471		$512,514,529	$13,888,001		$13,553,436
End of year	282,159,300		365,649,583	321,177,198		392,347,471	17,084,240		13,888,001
Undistributed net investment income (loss)	$116,038		$34,683	$281,214		$(603,363)	$4,877		$(13,275)

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(c)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	141

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND			GROWTH AND INCOME FUND			GLOBAL GROWTH AND INCOME FUND
	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016
OPERATIONS
Net investment income (loss)	$61,317		$181,674	$29,767,679		$32,784,544	$2,379,096		$3,194,524
Net realized gain (loss)	13,692,064		6,342,034	151,411,720		114,585,596	11,646,069		(181,198)
Change in unrealized appreciation/(depreciation)	17,340,054		(9,422,746)	154,924,702		(107,736,059)	21,181,925		(7,327,493)
Net increase (decrease) in net assets resulting from operations	31,093,435		(2,899,038)	336,104,101		39,634,081	35,207,090		(4,314,167)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—		—	(24,704,286)		(28,075,203)	(62,313)		—
Class B	—	(b)	—	(31,165	)(b)	(82,983)	—	(b)	—
Class C	—		—	(13,019,794)		(16,342,606)	—		—
Class I	—		—	(15,691,834)		(16,557,645)	(490,123)		—
Class R	—		—	(320,852)		(350,668)	(201)		—
Class T(a)	—		—	(348)		—	(19)		—
Net realized gains
Class A	(1,256,480)		(769,768)	(35,891,598)		(45,158,073)	(525,290)		(1,349,284)
Class B	(6,812	)(b)	(9,659)	(97,445	)(b)	(299,943)	(3,262	)(b)	(21,251)
Class C	(732,328)		(434,202)	(27,943,580)		(36,267,311)	(631,481)		(1,583,129)
Class I	(3,617,965)		(1,809,046)	(20,242,117)		(24,093,672)	(768,618)		(1,753,280)
Class R	(195,399)		(111,823)	(512,365)		(617,691)	(8,127)		(16,132)
Return of capital
Class A	—		—	—		—	—		—
Class C	—		—	—		—	—		—
Class I	—		—	—		—	—		—
Class R	—		—	—		—	—		—
Total distributions	(5,808,984)		(3,134,498)	(138,455,384)		(167,845,795)	(2,489,434)		(4,723,076)

CAPITAL SHARE TRANSACTIONS	(30,788,750)		(48,577,383)	(338,922,418)		(268,022,968)	(110,935,787)		(70,576,416)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,504,299)		(54,610,919)	(141,273,701)		(396,234,682)	(78,218,131)		(79,613,659)

NET ASSETS
Beginning of year	$137,779,086		$192,390,005	$2,200,786,501		$2,597,021,183	$301,249,554		$380,863,213
End of year	132,274,787		137,779,086	2,059,512,800		2,200,786,501	223,031,423		301,249,554
Undistributed net investment income (loss)	$61,718		$(39,743)	$(5,247,530)		$(716,800)	$(321,787)		$(64,952)

(a)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(b)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

142	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	CONVERTIBLE FUND			GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND
	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016
OPERATIONS
Net investment income (loss)	$16,917,797		$25,530,300	$2,056,449	$2,020,816	$1,715,310		$2,101,928
Net realized gain (loss)	23,515,846		(12,221,709)	4,789,067	(1,605,553)	728,527		584,521
Change in unrealized appreciation/(depreciation)	54,024,384		(11,762,686)	4,879,632	846,289	(1,965,302)		1,591,782
Net increase (decrease) in net assets resulting from operations	94,458,027		1,545,905	11,725,148	1,261,552	478,535		4,278,231

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(4,208,641)		(9,968,030)	(252,762)	(471,747)	(905,067)		(1,538,080)
Class B	(15,118	)(b)	(88,985)	—	—	(3,434	)(b)	(15,757)
Class C	(2,193,115)		(6,260,029)	(18,025)	(22,952)	(195,065)		(314,236)
Class I	(5,189,389)		(13,436,331)	(834,620)	(843,326)	(750,341)		(598,981)
Class R	(27,025)		(62,952)	(4,701)	(3,926)	(7,392)		(8,971)
Class T(a)	(247)		—	(135)	—	(338)		—
Net realized gains
Class A	—		(5,609,807)	—	—	(47,020)		(664,826)
Class B	—	(b)	(66,643)	—	—	(495	)(b)	(11,396)
Class C	—		(4,198,102)	—	—	(13,285)		(203,238)
Class I	—		(6,966,433)	—	—	(18,245)		(230,880)
Class R	—		(34,207)	—	—	(311)		(3,487)
Return of capital
Class A	—		—	—	—	—		—
Class C	—		—	—	—	—		—
Class I	—		—	—	—	—		—
Class R	—		—	—	—	—		—
Total distributions	(11,633,535)		(46,691,519)	(1,110,243)	(1,341,951)	(1,940,993)		(3,589,852)

CAPITAL SHARE TRANSACTIONS	(144,483,552)		(404,034,664)	16,514,728	34,591,298	(23,691,788)		10,963,762
TOTAL INCREASE (DECREASE) IN NET ASSETS	(61,659,060)		(449,180,278)	27,129,633	34,510,899	(25,154,246)		11,652,141

NET ASSETS
Beginning of year	$665,618,726		$1,114,799,004	$79,564,365	$45,053,466	$96,877,069		$85,224,928
End of year	603,959,666		665,618,726	106,693,998	79,564,365	71,722,823		96,877,069
Undistributed net investment income (loss)	$(3,961,053)		$(2,996,582)	$(34,049)	$(100,711)	$6,037		$(85,953)

(a)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(b)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	143

Statements of Changes in Net Assets

	HIGH INCOME OPPORTUNITIES FUND			MARKET NEUTRAL INCOME FUND			HEDGED EQUITY INCOME FUND
	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016
OPERATIONS
Net investment income (loss)	$2,830,872		$3,951,449	$91,247,432		$75,644,461	$181,655		$166,302
Net realized gain (loss)	298,201		(5,078,931)	159,536,884		(17,809,051)	57,097		(451,298)
Change in unrealized appreciation/(depreciation)	1,517,692		4,641,429	(44,791,816)		62,758,252	1,125,060		899,250
Net increase (decrease) in net assets resulting from operations	4,646,765		3,513,947	205,992,500		120,593,662	1,363,812		614,254

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,791,822)		(2,566,700)	(8,322,047)		(12,315,287)	(43,240)		(116,799)
Class B	(3,444	)(c)	(16,605)	(178	)(c)	(339)	—		—
Class C	(562,447)		(789,624)	(790,382)		(1,441,834)	(425)		(912)
Class I	(487,920)		(778,240)	(40,383,844)		(36,128,886)	(113,498)		(104,488)
Class R	(7,164)		(8,297)	(61,200)		(80,343)	(322	)(a)	(1,295)
Class T(b)	(702)		—	(186)		—	(128)		—
Net realized gains
Class A	—		—	(14,401,508)		(15,743,390)	—		(49,274)
Class B	—	(c)	—	(4,667	)(c)	(20,890)	—		—
Class C	—		—	(4,704,234)		(4,999,398)	—		(941)
Class I	—		—	(41,369,190)		(35,916,097)	—		(48,109)
Class R	—		—	(128,066)		(130,687)	—	(a)	(877)
Return of capital
Class A	—		—	—		—	—		—
Class C	—		—	—		—	—		—
Class I	—		—	—		—	—		—
Class R	—		—	—		—	—	(a)	—
Total distributions	(2,853,499)		(4,159,466)	(110,165,502)		(106,777,151)	(157,613)		(322,695)

CAPITAL SHARE TRANSACTIONS	(16,247,787)		(36,059,312)	722,732,603		94,143,472	(6,711,161)		6,888,865
TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,454,521)		(36,704,831)	818,559,601		107,959,983	(5,504,962)		7,180,424

NET ASSETS
Beginning of year	$74,239,864		$110,944,695	$3,886,526,886		$3,778,566,903	$18,568,335		$11,387,911
End of year	59,785,343		74,239,864	4,705,086,487		3,886,526,886	13,063,373		18,568,335
Undistributed net investment income (loss)	$27,892		$(91,813)	$(2,241,712)		$(4,230,603)	$21,782		$4,970

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(c)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

144	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	PHINEUS LONG/SHORT FUND
	YEAR ENDED OCTOBER 31, 2017	PERIOD ENDED OCTOBER 31, 2016(b)
OPERATIONS
Net investment income (loss)	$(2,917,066)	$(197,595)
Net realized gain (loss)	6,751,755	666,458
Change in unrealized appreciation/(depreciation)	16,710,433	1,864,058
Net increase (decrease) in net assets resulting from operations	20,545,122	2,332,921

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R	—	—
Class T(a)	—	—
Net realized gains
Class A	(181,954)	—
Class B	—	—
Class C	(55,519)	—
Class I	(623,093)	—
Class R	—	—
Return of capital
Class A	—	—
Class C	—	—
Class I	—	—
Class R	—	—
Total distributions	(860,566)	—

CAPITAL SHARE TRANSACTIONS	348,980,675	73,629,962
TOTAL INCREASE (DECREASE) IN NET ASSETS	368,665,231	75,962,883

NET ASSETS
Beginning of year	$75,962,883	$—
End of year	444,628,114	75,962,883
Undistributed net investment income (loss)	$284,868	$351,389

(a)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(b)	Phineus Long/Short Fund commenced operations April 5, 2016.

See accompanying Notes to Financial Statements	www.calamos.com	145

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of sixteen series, Growth Fund, Opportunistic Value Fund, Dividend Growth Fund, International Growth Fund, Evolving World Growth Fund, Emerging Market Equity Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Global Convertible Fund, Total Return Bond Fund, High Income Opportunities Fund (formerly, High Income Fund), Market Neutral Income Fund, Hedged Equity Income Fund, and Phineus Long/Short Fund, (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Trust currently offers Class A, Class C, Class I, Class R and Class T shares of each of the Funds. Class T shares are not currently available for purchase.

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds’ are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

146	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2017. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

www.calamos.com	147

Notes to Financial Statements

The Funds recognized no liabilities for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2013 – 2016 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2012.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND, EMERGING MARKET EQUITY FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	OPPORTUNISTIC VALUE FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.45%	1.00%

Next $500 million	0.90%	1.05%	0.43%	0.95%

Next $5 billion	0.80%	1.00%	0.41%	0.90%

Next $5 billion	0.78%	0.98%	0.39%	0.88%

Next $5 billion	0.76%	0.96%	0.38%	0.86%

Next $5 billion	0.74%	0.94%	0.37%	0.84%

Next $5 billion	0.72%	0.92%	0.36%	0.82%

Over $26 billion	0.70%	0.90%	0.35%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY INCOME FUND ANNUAL RATE	HIGH INCOME OPPORTUNITIES FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.85%	0.75%	0.60%	1.25%

Next $500 million	0.80%	0.70%	0.55%	1.20%

Over $1 billion	0.75%	0.65%	0.50%	1.15%

148	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The average investment advisory fee for the year ended October 31, 2017 was as follows:

FUND	PERCENTAGE
Growth Fund	0.89%
Opportunistic Value Fund	1.00
Dividend Growth Fund	1.00
International Growth Fund	0.94
Evolving World Growth Fund	1.10
Emerging Market Equity Fund	1.10
Global Equity Fund	0.98
Growth and Income Fund	0.69
Global Growth and Income Fund	1.00
Convertible Fund	0.74
Global Convertible Fund	0.85
Total Return Bond Fund	0.51
High Income Opportunities Fund	0.70
Market Neutral Income Fund	0.67
Hedged Equity Income Fund	0.75
Phineus Long/Short Fund	1.25

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax

www.calamos.com	149

Notes to Financial Statements

adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Funds reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES	CLASS T SHARES
Growth Fund	1.75%	2.50%	1.50%	2.00%	1.75%
Opportunistic Value Fund	1.15%	1.90%	0.90%	1.40%	1.15%
Dividend Growth Fund	1.35%	2.10%	1.10%	1.60%	1.35%
International Growth Fund	1.40%	2.15%	1.15%	1.65%	1.40%
Evolving World Growth Fund	1.75%	2.50%	1.50%	2.00%	1.75%
Emerging Market Equity Fund	1.75%	2.50%	1.50%	—	1.75%
Global Equity Fund	1.40%	2.15%	1.15%	1.65%	1.40%
Growth and Income Fund	1.75%	2.50%	1.50%	2.00%	1.75%
Global Growth and Income Fund	1.75%	2.50%	1.50%	2.00%	1.75%
Convertible Fund	1.75%	2.50%	1.50%	2.00%	1.75%
Global Convertible Fund	1.35%	2.10%	1.10%	1.60%	1.35%
Total Return Bond Fund	0.90%	1.65%	0.65%	1.15%	0.90%
High Income Opportunities Fund	1.00%	1.75%	0.75%	1.25%	1.00%
Market Neutral Income Fund	1.75%	2.50%	1.50%	2.00%	1.75%
Hedged Equity Income Fund	1.25%	2.00%	1.00%	—	1.25%
Phineus Long/Short Fund	2.00%	2.75%	1.75%	—	2.00%

These agreements are binding on Calamos Advisors through July 31, 2018.

For the year ended October 31, 2017, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Opportunistic Value Fund	$288,049
Dividend Growth Fund	181,860
International Growth Fund	184,442
Emerging Market Equity Fund	137,430
Global Equity Fund	155,398
Global Convertible Fund	70,951
Total Return Bond Fund	198,208
High Income Opportunities Fund	92,395
Hedged Equity Income Fund	155,128

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares; and a distribution fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class T shares. No such fees are paid on each Fund’s Class I shares.

150	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the year ended October 31, 2017, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Growth Fund	$39,058
Opportunistic Value Fund	1,111
Dividend Growth Fund	308
International Growth Fund	2,420
Evolving World Growth Fund	3,845
Emerging Market Equity Fund	8
Global Equity Fund	1,329
Growth and Income Fund	61,952
Global Growth and Income Fund	13,134
Convertible Fund	13,963
Global Convertible Fund	1,315
Total Return Bond Fund	769
High Income Opportunities Fund	1,561
Market Neutral Income Fund	50,210
Hedged Equity Income Fund	1,270
Phineus Long/Short Fund	135,454

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

As of October 31, 2017, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Opportunistic Value Fund	34%
Emerging Market Equity Fund	89
Hedged Equity Income Fund	39

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

www.calamos.com	151

Notes to Financial Statements

At October 31, 2017, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Growth Fund	$712,280
Opportunistic Value Fund	107,226
Dividend Growth Fund	11,911
International Growth Fund	104,698
Evolving World Growth Fund	74,934
Emerging Market Equity Fund	11,908
Global Equity Fund	79,909
Growth and Income Fund	334,936
Global Growth and Income Fund	151,860
Convertible Fund	191,888
Global Convertible Fund	5,471
Total Return Bond Fund	81,170
High Income Opportunities Fund	115,417
Market Neutral Income Fund	205,553
Hedged Equity Income Fund	5,326
Phineus Long/Short Fund	29,980

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at October 31, 2017.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2017 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Growth Fund	$—	$1,762,196,009	$—	$2,412,908,681
Opportunistic Value Fund	—	57,395,861	—	75,822,433
Dividend Growth Fund	—	4,465,333	—	22,192,061
International Growth Fund	—	293,667,950	—	472,101,239
Evolving World Growth Fund	—	339,122,763	—	457,198,917
Emerging Market Equity Fund	—	15,186,231	—	15,911,407
Global Equity Fund	—	126,485,503	—	167,992,229
Growth and Income Fund	5,278,711	639,336,306	—	1,291,297,617
Global Growth and Income Fund	6,658,898	224,635,316	2,231,682	350,526,648
Convertible Fund	—	330,308,158	—	501,197,530
Global Convertible Fund	9,468,757	47,253,355	—	41,885,922
Total Return Bond Fund	33,171,514	30,700,418	13,181,699	77,137,648
High Income Opportunities Fund	—	58,301,352	—	76,217,448
Market Neutral Income Fund	—	4,847,146,431	—	4,662,161,761
Hedged Equity Income Fund	—	8,039,129	—	15,797,143
Phineus Long/Short Fund	—	691,978,823	—	614,104,161

The following information is presented on a federal income tax basis as of October 31, 2017. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

152	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The cost basis of investments for federal income tax purposes at October 31, 2017 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Growth Fund	$1,238,322,341	$464,852,157	$(32,705,725)	$432,146,432
Opportunistic Value Fund	43,933,086	8,990,154	(424,103)	8,566,051
Dividend Growth Fund	19,730,462	5,836,004	(361,638)	5,474,366
International Growth Fund	211,159,703	75,165,940	(2,183,233)	72,982,707
Evolving World Growth Fund	244,713,271	85,545,404	(3,536,770)	82,008,634
Emerging Market Equity Fund	13,071,362	4,126,601	(145,325)	3,981,276
Global Equity Fund	91,627,687	41,772,199	(161,457)	41,610,742
Growth and Income Fund	1,618,044,597	475,678,178	(27,761,867)	447,916,311
Global Growth and Income Fund	186,525,027	41,716,352	(2,231,792)	39,484,560
Convertible Fund	538,361,717	83,685,972	(7,376,279)	76,309,693
Global Convertible Fund	101,066,643	7,697,990	(1,503,826)	6,194,164
Total Return Bond Fund	70,643,605	893,521	(325,074)	568,447
High Income Opportunities Fund	59,850,092	1,792,120	(2,168,853)	(376,733)
Market Neutral Income Fund	3,010,435,492	786,996,145	(643,374,549)	143,621,596
Hedged Equity Income Fund	10,823,764	2,704,204	(464,284)	2,239,920
Phineus Long/Short Fund	148,773,747	50,399,216	(35,742,435)	14,656,781

Note 4 – Income Taxes

For the fiscal year ended October 31, 2017, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Growth Fund	$53,359,570	$11,940,955	$(65,300,525)
Opportunistic Value Fund	208,220	(271,190)	62,970
Dividend Growth Fund	525,352	(3,241)	(522,111)
International Growth Fund	2,411,691	(1,352,717)	(1,058,974)
Evolving World Growth Fund	(26,952)	(966,006)	992,958
Emerging Market Equity Fund	—	(11,087)	11,087
Global Equity Fund	1,929,356	40,144	(1,969,500)
Growth and Income Fund	15,286,509	19,469,870	(34,756,379)
Global Growth and Income Fund	2,002,611	(2,083,275)	80,664
Convertible Fund	2,654,411	(6,248,733)	3,594,322
Global Convertible Fund	(131,569)	(879,544)	1,011,113
Total Return Bond Fund	56,955	238,317	(295,272)
High Income Opportunities Fund	—	142,332	(142,332)
Market Neutral Income Fund	369,443	(39,700,704)	39,331,261
Hedged Equity Income Fund	—	(7,230)	7,230
Phineus Long/Short Fund	381,821	2,835,190	(3,217,011)

www.calamos.com	153

Notes to Financial Statements

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2017		YEAR OR PERIOD ENDED OCTOBER 31, 2016
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Growth Fund	$43,408,854	$87,653,493	$78,141,894	$613,056,464	$—
Opportunistic Value Fund	632,156	—	2,273,657	3,132,506	—
Dividend Growth Fund	342,454	417,354	327,729	936,771	—
International Growth Fund	1,751,387	942,337	1,190,650	782,942	200
Evolving World Growth Fund	1,217,623	—	1,211,125	—	402
Emerging Market Equity Fund	28,948	—	53,213	—	3
Global Equity Fund	1,929,356	5,808,984	—	3,999,530	—
Growth and Income Fund	52,285,501	100,114,190	61,409,105	115,266,934	—
Global Growth and Income Fund	1,594,228	2,623,228	—	4,723,076	—
Convertible Fund	11,633,535	2,859,294	29,538,637	17,152,882	—
Global Convertible Fund	1,110,243	—	1,341,951	—	—
Total Return Bond Fund	1,822,895	261,144	2,541,945	1,214,004	—
High Income Opportunities Fund	2,867,566	—	4,131,910	—	—
Market Neutral Income Fund	73,358,003	36,807,499	67,681,873	39,095,278	—
Hedged Equity Income Fund	157,613	—	222,822	99,873	—
Phineus Long/Short Fund	817,252	153,764	358,400	—	—

As of October 31, 2017, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND
Undistributed ordinary income	$—	$219,734	$16,108	$—
Undistributed capital gains	218,784,272	1,596,795	1,941,741	12,157,048

Total undistributed earnings	218,784,272	1,816,529	1,957,849	12,157,048
Accumulated capital and other losses	—	—	—	—
Net unrealized gains/(losses)	432,146,432	8,566,051	5,474,366	71,702,248

Total accumulated earnings/(losses)	650,930,704	10,382,580	7,432,215	83,859,296
Other	(607,467)	(82,504)	(10,265)	116,038
Paid-in-capital	1,022,104,044	42,152,139	17,848,602	198,183,966

Net assets applicable to common shareholders	$1,672,427,281	$52,452,215	$25,270,552	$282,159,300

	EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND
Undistributed ordinary income	$963,474	$54,662	$115,182	$—
Undistributed capital gains	—	—	11,644,823	116,932,573

Total undistributed earnings	963,474	54,662	11,760,005	116,932,573
Accumulated capital and other losses	(55,659,673)	(2,802,083)	—	—
Net unrealized gains/(losses)	79,967,442	3,981,537	41,210,157	447,916,311

Total accumulated earnings/(losses)	25,271,243	1,234,116	52,970,162	564,848,884
Other	(91,602)	(10,432)	(35,213)	(282,094)
Paid-in-capital	295,997,557	15,860,556	79,339,838	1,494,946,010

Net assets applicable to common shareholders	$321,177,198	$17,084,240	$132,274,787	$2,059,512,800

154	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income	$—	$600,671	$691,739	$—
Undistributed capital gains	13,090,020	18,076,470	2,717,320	352,324

Total undistributed earnings	13,090,020	18,677,141	3,409,059	352,324
Accumulated capital and other losses	—	—	—	—
Net unrealized gains/(losses)	39,124,636	76,308,584	6,195,185	568,447

Total accumulated earnings/(losses)	52,214,656	94,985,725	9,604,244	920,771
Other	(42,082)	(151,370)	(7,541)	6,037
Paid-in-capital	170,858,849	509,125,311	97,097,295	70,796,015

Net assets applicable to common shareholders	$223,031,423	$603,959,666	$106,693,998	$71,722,823

	HIGH INCOME OPPORTUNITIES FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND
Undistributed ordinary income	$128,809	$13,259,668	$29,149	$2,868,546
Undistributed capital gains	—	80,806,887	—	3,469,262

Total undistributed earnings	128,809	94,066,555	29,149	6,337,808
Accumulated capital and other losses	(8,054,359)	—	(672,811)	—
Net unrealized gains/(losses)	(376,733)	145,918,845	2,239,920	14,610,187

Total accumulated earnings/(losses)	(8,302,283)	239,985,400	1,596,258	20,947,995
Other	(85,736)	(41,748,051)	(7,367)	(111,970)
Paid-in-capital	68,173,362	4,506,849,138	11,474,482	423,792,089

Net assets applicable to common shareholders	$59,785,343	$4,705,086,487	$13,063,373	$444,628,114

The following Funds had capital loss carryforwards for the year ended October 31, 2017, with no expiration date, available to offset future realized capital gains:

FUND	SHORT-TERM	LONG-TERM
High Income Opportunities Fund	$(1,110,375)	$(6,943,984)
Evolving World Growth Fund	(27,715,165)	(27,944,508)
Emerging Market Equity Fund	(1,739,484)	(1,062,599)

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Investments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

www.calamos.com	155

Notes to Financial Statements

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of October 31, 2017, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

156	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

As of October 31, 2017, the Fund had outstanding purchased options and/or written options as listed on the Schedules of Investments.

As of October 31, 2017, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	GROWTH FUND
Gross amounts at fair value:
Purchased Options(2)	$3,324,192	$—
Written Options(3)	—	3,368,586

	$3,324,192	$3,368,586

	OPPORTUNISTIC VALUE FUND
Gross amounts at fair value:
Purchased Options(2)	$40,175	$—

	$40,175	$—

	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$53,132	$256,008

	$53,132	$256,008

	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Purchased Options(2)	$1,748,783	$—
Written Options(3)	—	76,125

	$1,748,783	$76,125

	GLOBAL EQUITY FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$33,600	$62,574

	$33,600	$62,574

	GROWTH AND INCOME FUND
Gross amounts at fair value:
Purchased Options(2)	$11,530,326	$—
Written Options(3)	—	163,550

	$11,530,326	$163,550

	GLOBAL GROWTH AND INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$27,972	$105,034
Purchased Options(2)	2,885,220	—

	$2,913,192	$105,034

	CONVERTIBLE FUND
Gross amounts at fair value:
Purchased Options(2)	$1,741,838	$—

	$1,741,838	$—

www.calamos.com	157

Notes to Financial Statements

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:
Purchased Options(2)	$1,307,778	$—

	$1,307,778	$—

	HIGH INCOME OPPORTUNITIES FUND
Gross amounts at fair value:
Purchased Options(1)	$16,822	$—
Written Options(2)	—	12,555

	$16,822	$12,555

	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$594,485	$140,095
Purchased Options(2)	19,215,041	—
Written Options(3)	—	217,213,839

	$19,809,526	$217,353,934

	HEDGED EQUITY INCOME FUND
Gross amounts at fair value:
Purchased Options(2)	$95,063	$—
Written Options(3)	—	1,116,718

	$95,063	$1,116,718

	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:
Purchased Options(2)	$1,809,942	$—
Written Options(3)	—	1,895,875

	$1,809,942	$1,895,875

The following tables present the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of October 31, 2017:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
State Street Bank and Trust	ISDA	$53,132	$255,129	$—	$—	$201,997
Bank of New York	ISDA	—	879	—	—	879

		$53,132	$256,008	$—	$—	$202,876

GLOBAL EQUITY FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Bank of New York	ISDA	$—	$344	$—	$—	$344
State Street Bank and Trust	ISDA	33,600	62,230	—	—	28,630

		$33,600	$62,574	$—	$—	$28,974

158	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
GLOBAL GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Bank of New York	ISDA	$—	$1,130	$—	$—	$1,130
State Street Bank and Trust	ISDA	27,972	103,904	—	—	75,932

		$27,972	$105,034	$—	$—	$77,062

MARKET NEUTRAL INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Citibank N.A.	ISDA	$17,756	$—	$—	$17,756	$—
Northern Trust Company	ISDA	—	140,095	—	—	140,095
State Street Bank and Trust	ISDA	576,729	—	—	576,729	—

		$594,485	$140,095	$—	$594,485	$140,095

For the year ended October 31, 2017, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD CONTRACTS(1)	OPTIONS PURCHASED(2)	OPTIONS WRITTEN(3)
Growth Fund	—	68,935	86,804
Opportunistic Value Fund	—	300	230
Dividend Growth Fund	—	—	—
International Growth Fund	119,436,943	11,905	5,125
Evolving World Growth Fund	—	85,918	30,606
Emerging Market Equity Fund	—	136	3
Global Equity Fund	71,888,589	4,204	2,265
Growth and Income Fund	—	120,827	45,710
Global Growth and Income Fund	93,723,080	32,308	13,770
Convertible Fund	1,936,420	18,550	1,665
Global Convertible Fund	940,751	10,594	452
Total Return Bond Fund	—	—	—
High Income Opportunities Fund	—	195	83
Market Neutral Income Fund	152,023,943	270,238	168,251
Hedged Equity Income Fund	—	1,676	802
Phineus Long/Short Fund	—	241,328	273,909

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts (measured in notional).

(1)	Generally, the Statement of Assets and Liabilities location for Forward contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Options purchased is Investments in securities, at value.

(3)	Generally, the Statement of Assets and Liabilities location for Options written is Options written, at value.

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Funds’ securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the

www.calamos.com	159

Notes to Financial Statements

Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Funds as of October 31, 2017.

	VALUE OF SECURITIES ON LOAN TO BROKER-DEALERS AND BANKS	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED CASH BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO COUNTERPARTY
FUND		EQUITY	FIXED INCOME	TOTAL
Growth Fund	$—	$—	$—	$—	$—
Opportunistic Value Fund	—	—	—	—	—
Dividend Growth Fund	—	—	—	—	—
International Growth Fund	5,376,140	5,631,840	—	5,631,840	255,700
Evolving World Growth Fund	—	—	—	—	—
Emerging Market Equity Fund	—	—	—	—	—
Global Equity Fund	1,269,404	1,318,664	—	1,318,664	49,260
Growth and Income Fund	18,791,180	6,790,806	12,367,594	19,158,400	367,220
Global Growth and Income Fund	3,901,564	—	3,914,400	3,914,400	12,836
Convertible Fund	21,773,149	—	21,858,000	21,858,000	84,851
Global Convertible Fund	—	—	—	—	—
Total Return Bond Fund	—	—	—	—	—
High Income Opportunities Fund	626,187	—	640,600	640,600	14,413
Market Neutral Income Fund	2,129,569	—	2,170,780	2,170,780	41,211
Hedged Equity Income Fund	—	—	—	—	—
Phineus Long/Short Fund	68,736	72,000	—	72,000	3,264

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

160	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$1,625,854,181	$—	$—	$1,625,854,181
Purchased Options	3,324,192	—	—	3,324,192
Short Term Investments	44,658,986	—	—	44,658,986

Total	$1,673,837,359	$—	$—	$1,673,837,359

Liabilities:
Written Options	$3,368,586	$—	$—	$3,368,586

Total	$3,368,586	$—	$—	$3,368,586

	OPPORTUNISTIC VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$51,432,587	$—	$—	$51,432,587
Exchange-Traded Funds	264,503	—	—	264,503
Purchased Options	40,175	—	—	40,175
Short Term Investments	761,872	—	—	761,872

Total	$52,499,137	$—	$—	$52,499,137

	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$24,635,087	$—	$—	$24,635,087
Exchange-Traded Funds	257,015	—	—	257,015
Short Term Investments	312,726	—	—	312,726

Total	$25,204,828	$—	$—	$25,204,828

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$14,078,199	$234,778,071	$—	$248,856,270
Common Stocks U.S.	31,213,420	—	—	31,213,420
Short Term Investments	1,193,282	—	—	1,193,282
Investment of Cash Collateral For Securities Loaned	—	2,879,438	—	2,879,438
Forward Foreign Currency Contracts	—	53,132	—	53,132

Total	$46,484,901	$237,710,641	$—	$284,195,542

Liabilities:
Forward Foreign Currency Contracts	$—	$256,008	$—	$256,008

Total	$—	$256,008	$—	$256,008

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stock Foreign	$—	$12,278,564	$12,278,564	$—

Total	$—	$12,278,564	$12,278,564	$—

*	Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

www.calamos.com	161

Notes to Financial Statements

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$38,508,178	$—	$38,508,178
Convertible Preferred Stocks	—	17,279,906	—	17,279,906
Common Stocks Foreign	23,138,754	201,166,784	—	224,305,538
Common Stocks U.S.	38,399,542	—	—	38,399,542
Purchased Options	1,748,783	—	—	1,748,783
Short Term Investments	6,556,084	—	—	6,556,084

Total	$69,843,163	$256,954,868	$—	$326,798,031

Liabilities:
Written Options	$76,125	$—	$—	$76,125

Total	$76,125	$—	$—	$76,125

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stock Foreign	$—	$20,151,240	$20,151,240	$—

Total	$—	$20,151,240	$20,151,240	$—

* Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	EMERGING MARKET EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$1,531,507	$9,341,777	$—	$10,873,284
Common Stocks U.S.	5,164,826	—	—	5,164,826
Exchange-Traded Funds	620,056	—	—	620,056
Short Term Investments	394,472	—	—	394,472

Total	$7,710,861	$9,341,777	$—	$17,052,638

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stock Foreign	$138,831	$—	$—	$138,831

Total	$138,831	$—	$—	$138,831

*	Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

162	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$63,752,640	$—	$—	$63,752,640
Common Stocks Foreign	5,290,766	61,086,062	—	66,376,828
Short Term Investments	2,434,756	—	—	2,434,756
Investment of Cash Collateral For Securities Loaned	—	674,205	—	674,205
Forward Foreign Currency Contracts	—	33,600	—	33,600

Total	$71,478,162	$61,793,867	$—	$133,272,029

Liabilities:
Forward Foreign Currency Contracts	$—	$62,574	$—	$62,574

Total	$—	$62,574	$—	$62,574

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1**	TRANSFERS IN TO LEVEL 2**	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stock Foreign	$1,495,124	$5,465,334	$5,465,334	$1,495,124

Total	$1,495,124	$5,465,334	$5,465,334	$1,495,124

*    Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

**  Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$259,729,389	$—	$259,729,389
Synthetic Convertible Securities (Corporate Bonds)	—	118,894,753	—	118,894,753
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	22,128,846	—	22,128,846
Synthetic Convertible Securities (Purchased Options)	9,304,996	—	—	9,304,996
Convertible Preferred Stocks	125,493,338	17,988,710	—	143,482,048
Common Stocks U.S.	1,384,257,462	—	—	1,384,257,462
Exchange-Traded Funds	27,397,954	—	—	27,397,954
Purchased Options	2,225,330	—	—	2,225,330
Short Term Investments	88,908,404	—	—	88,908,404
Investment of Cash Collateral For Securities Loaned	—	9,795,276	—	9,795,276

Total	$1,637,587,484	$428,536,974	$—	$2,066,124,458

Liabilities:
Written Options	$163,550	$—	$—	$163,550

Total	$163,550	$—	$—	$163,550

www.calamos.com	163

Notes to Financial Statements

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$75,365,130	$—	$75,365,130
Synthetic Convertible Securities (Purchased Options)	2,885,220	—	—	2,885,220
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	4,379,920	—	4,379,920
Convertible Preferred Stocks	9,138,356	6,291,228	—	15,429,584
Common Stocks U.S.	56,532,988	—	—	56,532,988
Common Stocks Foreign	5,915,721	61,311,481	—	67,227,202
Short Term Investments	2,188,195	—	—	2,188,195
Investment of Cash Collateral For Securities Loaned	—	2,001,348	—	2,001,348
Forward Foreign Currency Contracts	—	27,972	—	27,972

Total	$76,660,480	$149,377,079	$—	$226,037,559

Liabilities:
Forward Foreign Currency Contracts	$—	$105,034	$—	$105,034

Total	$—	$105,034	$—	$105,034

	TRANSFERS IN TO LEVEL 1**	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2**
Investments at Value:
Common Stock Foreign	$2,569,352	$5,238,621	$5,238,621	$2,569,352

Total	$2,569,352	$5,238,621	$5,238,621	$2,569,352

*    Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

**  Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$447,568,476	$—	$447,568,476
Convertible Preferred Stocks	89,870,119	7,143,517	—	97,013,636
Common Stocks U.S.	32,260,460	—	—	32,260,460
Purchased Options	1,741,838	—	—	341,963
Short Term Investments	24,911,477	—	—	24,911,477
Investment of Cash Collateral For Securities Loaned	11,175,523	—	—	11,175,523

Total	$159,959,417	$454,711,993	$—	$614,671,410

	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$76,297,284	$—	$76,297,284
Synthetic Convertible Securities (Corporate Bonds)	—	3,355,746	—	3,355,746
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	9,431,525	—	9,431,525
Synthetic Convertible Securities (Purchased Options)	1,258,278	—	—	1,258,278
Convertible Preferred Stocks	10,006,836	—	—	10,006,836
Purchased Options	49,500	—	—	49,500
Short Term Investments	6,861,638	—	—	6,861,638

Total	$18,176,252	$89,084,555	$—	$107,260,807

164	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$43,199,844	$—	$43,199,844
U.S. Government and Agency Securities	—	25,249,992	—	25,249,992
Asset Backed Securities	—	1,647,881	—	1,647,881
Residential Mortgage Backed Securities	—	747,363	—	747,363
Short Term Investments	366,972	—	—	366,972

Total	$366,972	$70,845,080	$—	$71,212,052

	HIGH INCOME OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$56,054,783	$—	$56,054,783
Convertible Bonds	—	628,655	—	628,655
Convertible Preferred Stocks	1,030,570	—	—	1,030,570
Common Stocks U.S.	1,152,221	—	—	1,152,221
Purchased Options	16,822	—	—	16,822
Short Term Investments	275,338	—	—	275,338
Investment of Cash Collateral For Securities Loaned	—	327,525	—	327,525

Total	$2,474,951	$57,010,963	$—	$59,485,914

Liabilities:
Written Options	$12,555	$—	$—	$12,555

Total	$12,555	$—	$—	$12,555

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$2,063,600,912	$—	$2,063,600,912
Synthetic Convertible Securities (Corporate Bonds)	—	137,946,003	—	137,946,003
Synthetic Convertible Securities (Purchased Options)	9,710,440	—	—	9,710,440
Convertible Preferred Stocks	115,148,040	123,986,384	—	239,134,424
Common Stocks U.S.	2,383,677,287	—	—	2,383,677,287
Exchange-Traded Funds	21,874,208	—	—	21,874,208
Purchased Options	9,504,601	—	—	9,504,601
Short Term Investments	68,653,559	—	—	68,653,559
Investment of Cash Collateral For Securities Loaned	—	1,109,873	—	1,109,873
Forward Foreign Currency Contracts	—	594,485	—	594,485

Total	$2,608,568,135	$2,327,237,657	$—	$4,935,805,792

Liabilities:
Common Stocks Sold Short U.S.	$1,512,628,739	$—	$—	$1,512,628,739
Common Stocks Sold Short Foreign	—	51,311,641	—	51,311,641
Written Options	217,213,839	—	—	217,213,839
Forward Foreign Currency Contracts	—	140,095	—	140,095

Total	$1,729,842,578	$51,451,736	$—	$1,781,294,314

www.calamos.com	165

Notes to Financial Statements

	HEDGED EQUITY INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$13,847,914	$—	$—	$13,847,914
Exchange-Traded Funds	163,804	—	—	163,804
Purchased Options	95,063	—	—	95,063
Short Term Investments	73,621	—	—	73,621

Total	$14,180,402	$—	$—	$14,180,402

Liabilities:
Written Options	$1,116,718	$—	$—	$1,116,718

Total	$1,116,718	$—	$—	$1,116,718

	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$364,240,764	$—	$—	$364,240,764
Common Stocks Foreign	—	9,241,468	—	9,241,468
Exchange-Traded Funds	28,306,160	—	—	28,306,160
Purchased Options	1,809,942	—	—	1,809,942
Short Term Investments	38,429,646	—	—	38,429,646
Investment of Cash Collateral For Securities Loaned	—	36,812	—	36,812

Total	$432,786,512	$9,278,280	$—	$442,064,792

Liabilities:
Common Stocks Sold Short U.S.	$1,695,750	$—	$—	$1,695,750
Common Stocks Sold Short Foreign	—	1,919,854	—	1,919,854
Exchange-Traded Funds Sold Short	273,122,785	—	—	273,122,785
Written Options	1,895,875	—	—	1,895,875

Total	$276,714,410	$1,919,854	$—	$278,634,264

166	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds for the Year ended October 31, 2017:

	GROWTH FUND		OPPORTUNISTIC VALUE FUND		DIVIDEND GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,601,224	$85,169,257	230,979	$3,128,149	509,052	$5,513,492
Shares issued as reinvestment of distributions	1,224,344	36,216,101	17,447	238,151	7,189	79,969
Shares converted from Class B	32,025	1,066,420	1,608	22,776	—	—
Less shares redeemed	(10,407,382)	(331,020,189)	(1,378,663)	(19,132,359)	(2,587,636)	(30,126,760)

Net increase (decrease)	(6,549,789)	$(208,568,411)	(1,128,629)	$(15,743,283)	(2,071,395)	$(24,533,299)

Class B(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	234	$6,234	—	$—	—	$—
Shares issued as reinvestment of distributions	7,229	192,505	—	—	—	—
Shares converted to Class A	(35,721)	(1,066,420)	(1,741)	(22,776)	—	—
Less shares redeemed	(191,968)	(5,356,510)	(6,220)	(79,099)	—	—

Net increase (decrease)	(220,226)	$(6,224,191)	(7,961)	$(101,875)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	559,366	$11,618,420	68,958	$845,613	25,198	$267,584
Shares issued as reinvestment of distributions	1,177,543	23,927,671	212	2,636	200	2,236
Less shares redeemed	(10,958,232)	(241,650,900)	(156,467)	(1,981,119)	(36,816)	(410,532)

Net increase (decrease)	(9,221,323)	$(206,104,809)	(87,297)	$(1,132,870)	(11,418)	$(140,712)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,771,306	$71,841,735	937,119	$13,399,501	1,843,292	$21,833,354
Shares issued as reinvestment of distributions	240,850	9,039,128	11,927	166,853	13,088	155,496
Less shares redeemed	(3,999,585)	(161,794,781)	(594,707)	(8,641,485)	(878,906)	(10,274,906)

Net increase (decrease)	(1,987,429)	$(80,913,918)	354,339	$4,924,869	977,474	$11,713,944

Class R(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	42,737	$1,273,403	1,204	$16,815	—	$—
Shares issued as reinvestment of distributions	9,051	253,058	6	86	—	—
Less shares redeemed	(152,007)	(4,608,645)	(224)	(3,186)	(10,725)	(118,095)

Net increase (decrease)	(100,219)	$(3,082,184)	986	$13,715	(10,725)	$(118,095)

Class T(c)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	792	$25,000	1,782	$25,000	2,161	$25,000
Less shares redeemed	(792)	(27,727)	(1,782)	(26,844)	(2,161)	(27,215)

Net increase (decrease)	—	$(2,727)	—	$(1,844)	—	$(2,215)

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class R shares were liquidated on January 23, 2017 for Dividend Growth Fund, Emerging Market Equity Fund, and Hedged Equity Income Fund.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

www.calamos.com	167

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	560,732	$10,124,084	1,782,311	$22,421,073	8,664	$83,325
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Shares converted from Class B	4,402	83,068	900	11,846	—	—
Less shares redeemed	(3,869,634)	(67,455,152)	(5,652,041)	(69,446,509)	(10,779)	(99,614)

Net increase (decrease)	(3,304,500)	$(57,248,000)	(3,868,830)	$(47,013,590)	(2,115)	$(16,289)

Class B(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Shares converted to Class A	(4,792)	(83,068)	(948)	(11,846)	—	—
Less shares redeemed	(12,779)	(201,214)	(7,763)	(90,417)	—	—

Net increase (decrease)	(17,571)	$(284,282)	(8,711)	$(102,263)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	98,595	$1,545,542	202,511	$2,402,717	14,548	$117,959
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(1,001,646)	(15,982,257)	(1,135,941)	(13,390,513)	(10,325)	(83,904)

Net increase (decrease)	(903,051)	$(14,436,715)	(933,430)	$(10,987,796)	4,223	$34,055

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,573,836	$47,547,037	6,018,155	$75,924,899	125,136	$1,064,962
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(7,185,952)	(129,403,658)	(11,949,210)	(149,762,320)	(119,149)	(1,114,299)

Net increase (decrease)	(4,612,116)	$(81,856,621)	(5,931,055)	$(73,837,421)	5,987	$(49,337)

Class R(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	108,018	$1,880,088	80,220	$1,023,973	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(132,890)	(2,304,444)	(94,450)	(1,218,511)	(10,017)	(82,398)

Net increase (decrease)	(24,872)	$(424,356)	(14,230)	$(194,538)	(10,017)	$(82,398)

Class T(c)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,472	$25,000	2,073	$25,000	2,938	$25,000
Less shares redeemed	(1,472)	(31,141)	(2,073)	(30,320)	(2,938)	(30,687)

Net increase (decrease)	—	$(6,141)	—	$(5,320)	—	$(5,687)

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class R shares were liquidated on January 23, 2017.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

168	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	267,886	$3,631,787	3,777,741	$119,020,123	1,271,007	$11,536,491
Shares issued as reinvestment of distributions	82,310	994,304	1,805,326	54,495,015	62,980	534,014
Shares converted from Class B	1,461	20,314	25,222	796,749	3,521	32,254
Less shares redeemed	(928,684)	(12,069,159)	(8,742,755)	(272,081,567)	(3,398,601)	(29,999,159)

Net increase (decrease)	(577,027)	$(7,422,754)	(3,134,466)	$(97,769,680)	(2,061,093)	$(17,896,400)

Class B(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	88	$1,043	1,234	$46,381	33	$276
Shares issued as reinvestment of distributions	607	6,812	3,326	121,506	352	2,986
Shares converted to Class A	(1,579)	(20,314)	(20,587)	(796,749)	(3,514)	(32,254)
Less shares redeemed	(13,353)	(161,512)	(80,438)	(3,007,950)	(59,827)	(523,560)

Net increase (decrease)	(14,237)	$(173,971)	(96,465)	$(3,636,812)	(62,956)	$(552,552)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	79,865	$1,020,183	688,905	$21,218,249	392,300	$3,098,222
Shares issued as reinvestment of distributions	52,717	590,436	1,093,204	33,026,832	69,000	524,399
Less shares redeemed	(556,903)	(6,824,659)	(8,959,162)	(280,900,715)	(4,362,066)	(34,932,226)

Net increase (decrease)	(424,321)	$(5,214,040)	(7,177,053)	$(226,655,634)	(3,900,766)	$(31,309,605)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	842,940	$11,438,592	6,605,429	$198,145,185	1,904,954	$17,526,653
Shares issued as reinvestment of distributions	290,431	3,572,303	1,102,432	32,173,200	134,938	1,169,624
Less shares redeemed	(2,477,622)	(32,885,172)	(7,973,494)	(238,550,682)	(9,061,190)	(79,702,176)

Net increase (decrease)	(1,344,251)	$(17,874,277)	(265,633)	$(8,232,297)	(7,021,298)	$(61,005,899)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	66,830	$893,328	134,902	$4,209,111	18,580	$164,274
Shares issued as reinvestment of distributions	13,200	155,231	24,431	731,321	714	5,930
Less shares redeemed	(90,324)	(1,147,337)	(241,126)	(7,566,968)	(38,431)	(338,695)

Net increase (decrease)	(10,294)	$(98,778)	(81,793)	$(2,626,536)	(19,137)	$(168,491)

Class T(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,953	$25,000	805	$25,000	2,867	$25,000
Less shares redeemed	(1,953)	(29,930)	(805)	(26,459)	(2,867)	(27,840)

Net increase (decrease)	—	$(4,930)	—	$(1,459)	—	$(2,840)

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

www.calamos.com	169

Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,984,897	$67,754,277	1,550,252	$16,157,712	616,675	$6,401,692
Shares issued as reinvestment of distributions	228,135	3,777,198	25,305	251,672	81,886	845,848
Shares converted from Class B	30,017	519,892	—	—	2,756	28,576
Less shares redeemed	(6,421,325)	(108,531,659)	(3,378,936)	(35,740,967)	(4,051,289)	(41,987,744)

Net increase (decrease)	(2,178,276)	$(36,480,292)	(1,803,379)	$(19,331,583)	(3,349,972)	$(34,711,628)

Class B(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	67	$1,413	—	$—	—	$—
Shares issued as reinvestment of distributions	613	12,855	—	—	370	3,802
Shares converted to Class A	(23,067)	(519,892)	—	—	(2,754)	(28,576)
Less shares redeemed	(168,336)	(3,602,455)	—	—	(54,904)	(566,190)

Net increase (decrease)	(190,723)	$(4,108,079)	—	$—	(57,288)	$(590,964)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	288,413	$4,836,026	126,493	$1,340,655	85,621	$884,124
Shares issued as reinvestment of distributions	108,187	1,759,129	1,739	17,384	14,688	151,828
Less shares redeemed	(4,508,178)	(75,412,207)	(116,735)	(1,203,798)	(752,710)	(7,787,857)

Net increase (decrease)	(4,111,578)	$(68,817,052)	11,497	$154,241	(652,401)	$(6,751,905)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,735,409	$87,769,797	6,238,579	$66,840,028	2,931,151	$30,402,823
Shares issued as reinvestment of distributions	319,581	4,786,811	80,483	832,389	71,487	741,606
Less shares redeemed	(8,457,705)	(127,450,124)	(3,022,710)	(31,481,137)	(1,218,817)	(12,652,880)

Net increase (decrease)	(2,402,715)	$(34,893,516)	3,296,352	$36,191,280	1,783,821	$18,491,549

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	18,593	$316,073	12,378	$125,851	5,384	$55,765
Shares issued as reinvestment of distributions	1,248	20,524	462	4,665	206	2,125
Less shares redeemed	(31,304)	(519,535)	(57,696)	(627,440)	(18,061)	(186,669)

Net increase (decrease)	(11,463)	$(182,938)	(44,856)	$(496,924)	(12,471)	$(128,779)

Class T(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,484	$25,000	2,456	$25,000	2,418	$25,000
Less shares redeemed	(1,484)	(26,675)	(2,456)	(27,286)	(2,418)	(25,061)

Net increase (decrease)	—	$(1,675)	—	$(2,286)	—	$(61)

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

170	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	HIGH INCOME OPPORTUNITIES FUND		MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,414,032	$12,403,213	21,809,752	$288,217,457	229,714	$2,379,482
Shares issued as reinvestment of distributions	188,421	1,655,641	1,654,029	21,633,797	4,200	43,240
Shares converted from Class B	2,831	24,971	11,244	149,539	—	—
Less shares redeemed	(2,267,440)	(19,857,958)	(46,555,325)	(615,948,605)	(1,165,890)	(12,155,368)

Net increase (decrease)	(662,156)	$(5,774,133)	(23,080,300)	$(305,947,812)	(931,976)	$(9,732,646)

Class B(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10	$93	34	$472	—	$—
Shares issued as reinvestment of distributions	330	3,051	313	4,353	—	—
Shares converted to Class A	(2,661)	(24,971)	(10,542)	(149,539)	—	—
Less shares redeemed	(26,145)	(242,613)	(25,818)	(361,652)	—	—

Net increase (decrease)	(28,466)	$(264,440)	(36,013)	$(506,366)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	104,430	$958,954	3,546,155	$47,603,403	1,392	$14,704
Shares issued as reinvestment of distributions	54,380	501,112	342,645	4,544,452	41	425
Less shares redeemed	(667,377)	(6,147,863)	(7,104,810)	(95,465,679)	(966)	(10,085)

Net increase (decrease)	(508,567)	$(4,687,797)	(3,216,010)	$(43,317,824)	467	$5,044

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	782,434	$6,895,841	141,201,499	$1,847,652,277	658,780	$6,979,240
Shares issued as reinvestment of distributions	48,476	426,255	5,468,217	70,919,796	10,792	113,498
Less shares redeemed	(1,462,485)	(12,688,275)	(64,456,477)	(843,868,311)	(373,898)	(3,971,061)

Net increase (decrease)	(631,575)	$(5,366,179)	82,213,239	$1,074,703,762	295,674	$3,121,677

Class R(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	753	$6,580	185,761	$2,444,666	—	$—
Shares issued as reinvestment of distributions	630	5,517	10,348	134,876	—	—
Less shares redeemed	(19,095)	(167,180)	(361,746)	(4,778,397)	(10,223)	(104,618)

Net increase (decrease)	(17,712)	$(155,083)	(165,637)	$(2,198,855)	(10,223)	$(104,618)

Class T(c)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,818	$25,000	1,891	$25,000	2,376	$25,000
Less shares redeemed	(2,818)	(25,155)	(1,891)	(25,302)	(2,376)	(25,618)

Net increase (decrease)	—	$(155)	—	$(302)	—	$(618)

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class R shares were liquidated on January 23, 2017.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

www.calamos.com	171

Notes to Financial Statements

	PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars
Shares sold	5,918,551	$71,210,101
Shares issued as reinvestment of distributions	15,592	181,954
Shares converted from Class B	—	—
Less shares redeemed	(1,876,910)	(22,474,406)

Net increase (decrease)	4,057,233	$48,917,649

Class B	Shares	Dollars
Shares sold	—	$—
Shares issued as reinvestment of distributions	—	—
Shares converted to Class A	—	—
Less shares redeemed	—	—

Net increase (decrease)	—	$—

Class C	Shares	Dollars
Shares sold	2,057,953	$24,608,557
Shares issued as reinvestment of distributions	4,605	53,460
Less shares redeemed	(148,737)	(1,754,869)

Net increase (decrease)	1,913,821	$22,907,148

Class I	Shares	Dollars
Shares sold	26,382,480	$319,010,843
Shares issued as reinvestment of distributions	50,070	585,816
Less shares redeemed	(3,483,664)	(42,439,648)

Net increase (decrease)	22,948,886	$277,157,011

Class R	Shares	Dollars
Shares sold	—	$—
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—

Net increase (decrease)	—	$—

Class T(a)	Shares	Dollars
Shares sold	2,119	$25,000
Less shares redeemed	(2,119)	(26,133)

Net increase (decrease)	—	$(1,133)

(a)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

172	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds for the Year ended October 31, 2016:

	GROWTH FUND		OPPORTUNISTIC VALUE FUND		DIVIDEND GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,420,759	$74,951,705	441,188	$5,220,392	963,729	$9,644,883
Shares issued through acquisition(a)	329,778	10,030,638		—	—	—
Shares issued as reinvestment of distributions	10,531,182	326,045,403	243,389	2,959,618	94,948	957,026
Less shares redeemed	(12,800,087)	(405,118,814)	(1,408,907)	(17,906,621)	(1,493,096)	(14,972,520)

Net increase (decrease)	481,632	$5,908,932	(724,330)	$(9,726,611)	(434,419)	$(4,370,611)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	13,626	$380,392	2,903	$33,401	—	$—
Shares issued through acquisition(a)	4,472	123,134		—	—	—
Shares issued as reinvestment of distributions	155,686	4,390,329	857	9,671	—	—
Less shares redeemed	(456,318)	(13,187,661)	(9,910)	(116,242)	—	—

Net increase (decrease)	(282,534)	$(8,293,806)	(6,150)	$(73,170)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,556,241	$55,425,267	107,453	$1,172,496	43,502	$434,825
Shares issued through acquisition(a)	380,620	8,104,562		—	—	—
Shares issued as reinvestment of distributions	9,087,699	198,202,721	34,609	383,118	1,980	19,740
Less shares redeemed	(10,046,516)	(229,784,621)	(174,272)	(1,963,620)	(18,485)	(184,466)

Net increase (decrease)	1,978,044	$31,947,929	(32,210)	$(408,006)	26,997	$270,099

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,877,142	$71,940,657	196,980	$2,447,896	256,690	$2,562,852
Shares issued through acquisition(a)	741,130	28,346,829		—	—	—
Shares issued as reinvestment of distributions	2,054,942	79,834,503	106,209	1,324,421	28,148	284,308
Less shares redeemed	(5,460,694)	(220,107,991)	(418,192)	(5,423,063)	(215,321)	(2,208,434)

Net increase (decrease)	(787,480)	$(39,986,002)	(115,003)	$(1,650,746)	69,517	$638,726

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	65,053	$1,876,435	432	$5,516	412	$4,093
Shares issued through acquisition(a)	15,046	433,731		—	—	—
Shares issued as reinvestment of distributions	76,092	2,237,107	986	11,865	283	2,839
Less shares redeemed	(113,875)	(3,258,467)	(2,823)	(34,131)	(414)	(4,333)

Net increase (decrease)	42,316	$1,288,806	(1,405)	$(16,750)	281	$2,599

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	See Note 1 of Notes to Financial Statements.

www.calamos.com	173

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,640,700	$26,899,466	3,929,920	$45,257,335	44,047	$385,396
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	13,538	230,151	7,428	87,352	578	4,645
Less shares redeemed	(7,122,292)	(117,266,399)	(5,546,773)	(64,934,230)	(54,690)	(466,093)

Net increase (decrease)	(5,468,054)	$(90,136,782)	(1,609,425)	$(19,589,543)	(10,065)	$(76,052)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	1,333	$20,067	673	$7,666	—	$—
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	82	1,299	—	—	—	—
Less shares redeemed	(52,535)	(798,851)	(33,513)	(371,646)	—	—

Net increase (decrease)	(51,120)	$(777,485)	(32,840)	$(363,980)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	488,827	$7,688,870	704,001	$7,902,010	21,297	$176,713
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	3,680	58,077	—	—	—	—
Less shares redeemed	(1,169,882)	(17,691,360)	(1,144,566)	(12,826,063)	(17,144)	(138,968)

Net increase (decrease)	(677,375)	$(9,944,413)	(440,565)	$(4,924,053)	4,153	$37,745

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,579,771	$42,885,953	12,424,794	$143,960,959	82,690	$682,108
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	22,879	395,348	88,404	1,044,052	5,011	40,287
Less shares redeemed	(9,409,618)	(155,568,489)	(20,364,420)	(244,871,727)	(78,388)	(621,551)

Net increase (decrease)	(6,806,968)	$(112,287,188)	(7,851,222)	$(99,866,716)	9,313	$100,844

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	108,356	$1,732,641	113,899	$1,314,194	—	$—
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	459	7,651	—	—	—	—
Less shares redeemed	(285,661)	(4,695,656)	(70,029)	(815,554)	—	—

Net increase (decrease)	(176,846)	$(2,955,364)	43,870	$498,640	—	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	See Note 1 of Notes to Financial Statements.

174	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	377,489	$4,699,884	2,480,018	$74,362,024	1,035,690	$8,614,912
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	49,667	630,271	2,233,101	66,285,591	148,082	1,237,967
Less shares redeemed	(3,216,087)	(41,405,507)	(8,747,543)	(261,100,904)	(4,116,639)	(34,354,947)

Net increase (decrease)	(2,788,931)	$(36,075,352)	(4,034,424)	$(120,453,289)	(2,932,867)	$(24,502,068)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	5,373	$64,245	4,924	$178,691	3,592	$30,546
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	756	9,020	9,662	345,382	2,344	19,852
Less shares redeemed	(31,339)	(362,306)	(173,581)	(6,212,529)	(182,393)	(1,526,415)

Net increase (decrease)	(25,210)	$(289,041)	(158,995)	$(5,688,456)	(176,457)	$(1,476,017)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	159,916	$1,908,414	1,506,178	$45,187,177	750,225	$5,681,730
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	28,225	335,880	1,399,422	41,763,903	171,112	1,302,161
Less shares redeemed	(520,612)	(5,997,229)	(6,440,748)	(193,120,351)	(4,274,795)	(32,288,686)

Net increase (decrease)	(332,471)	$(3,752,935)	(3,535,148)	$(106,169,271)	(3,353,458)	$(25,304,795)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,200,151	$14,837,384	4,127,618	$118,854,068	2,902,459	$24,722,955
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	117,373	1,511,766	1,177,314	33,795,829	185,762	1,593,836
Less shares redeemed	(1,760,042)	(22,206,273)	(6,494,362)	(187,077,299)	(5,349,199)	(45,602,646)

Net increase (decrease)	(442,518)	$(5,857,123)	(1,189,430)	$(34,427,402)	(2,260,978)	$(19,285,855)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	56,326	$675,684	97,296	$2,890,251	36,269	$300,392
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	7,619	94,478	29,671	874,507	1,522	12,576
Less shares redeemed	(270,225)	(3,373,094)	(170,807)	(5,049,308)	(39,542)	(320,649)

Net increase (decrease)	(206,280)	$(2,602,932)	(43,840)	$(1,284,550)	(1,751)	$(7,681)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	See Note 1 of Notes to Financial Statements.

www.calamos.com	175

Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,564,606	$39,872,931	2,445,639	$23,498,208	2,763,470	$28,740,503
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	889,576	14,005,378	48,255	470,462	200,116	2,074,586
Less shares redeemed	(12,429,348)	(194,748,065)	(1,628,397)	(15,896,032)	(2,419,485)	(25,415,647)

Net increase (decrease)	(8,975,166)	$(140,869,756)	865,497	$8,072,638	544,101	$5,399,442

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	2,695	$53,973	—	$—	6,335	$64,753
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	5,571	113,235	—	—	2,336	24,120
Less shares redeemed	(74,089)	(1,492,159)	—	—	(49,475)	(517,576)

Net increase (decrease)	(65,823)	$(1,324,951)	—	$—	(40,804)	$(428,703)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	757,503	$11,817,695	206,973	$2,004,076	403,497	$4,193,883
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	512,741	8,021,905	2,198	21,373	34,431	355,839
Less shares redeemed	(5,216,413)	(81,297,003)	(88,763)	(850,056)	(400,129)	(4,167,958)

Net increase (decrease)	(3,946,169)	$(61,457,403)	120,408	$1,175,393	37,799	$381,764

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,193,890	$100,545,540	5,309,374	$51,876,737	1,094,099	$11,405,878
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	1,189,379	16,914,327	86,141	841,676	74,536	773,327
Less shares redeemed	(22,125,125)	(317,496,580)	(2,908,351)	(27,637,252)	(650,630)	(6,818,618)

Net increase (decrease)	(13,741,856)	$(200,036,713)	2,487,164	$25,081,161	518,005	$5,360,587

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,845	$380,047	37,281	$367,130	29,115	$303,196
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	4,504	70,747	394	3,869	968	10,020
Less shares redeemed	(50,603)	(796,635)	(11,278)	(108,893)	(5,930)	(62,544)

Net increase (decrease)	(22,254)	$(345,841)	26,397	$262,106	24,153	$250,672

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	See Note 1 of Notes to Financial Statements.

176	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	HIGH INCOME OPPORTUNITIES FUND		MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,446,493	$27,783,023	27,443,580	$353,177,966	506,183	$4,845,501
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	287,497	2,388,494	2,107,983	26,948,663	14,365	141,262
Less shares redeemed	(7,254,152)	(60,344,606)	(36,002,859)	(462,540,471)	(61,573)	(609,256)

Net increase (decrease)	(3,520,162)	$(30,173,089)	(6,451,296)	$(82,413,842)	458,975	$4,377,507

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	244	$2,224	2,012	$27,674	—	$—
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	1,629	14,283	1,270	17,182	—	—
Less shares redeemed	(47,522)	(418,625)	(99,633)	(1,356,816)	—	—

Net increase (decrease)	(45,649)	$(402,118)	(96,351)	$(1,311,960)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	143,103	$1,245,569	4,046,535	$52,816,487	12,645	$124,255
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	73,448	640,117	406,477	5,267,812	177	1,738
Less shares redeemed	(623,449)	(5,452,124)	(6,074,802)	(79,484,389)	(7,282)	(69,040)

Net increase (decrease)	(406,898)	$(3,566,438)	(1,621,790)	$(21,400,090)	5,540	$56,953

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,056,848	$8,908,057	89,038,895	$1,133,090,575	298,658	$2,948,467
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	82,940	689,265	4,913,513	62,172,168	12,608	124,161
Less shares redeemed	(1,398,571)	(11,634,261)	(78,359,381)	(996,033,683)	(62,817)	(619,609)

Net increase (decrease)	(258,783)	$(2,036,939)	15,593,027	$199,229,060	248,449	$2,453,019

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	18,857	$161,935	254,948	$3,284,885	1,060	$10,005
Shares issued through acquisition(a)	—	—	—	—	—	—
Shares issued as reinvestment of distributions	416	3,438	12,251	155,932	169	1,657
Less shares redeemed	(5,508)	(46,101)	(265,902)	(3,400,513)	(1,060)	(10,276)

Net increase (decrease)	13,765	$119,272	1,297	$40,304	169	$1,386

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	See Note 1 of Notes to Financial Statements.

www.calamos.com	177

Notes to Financial Statements

	PHINEUS LONG/SHORT FUND(a)
Class A	Shares	Dollars
Shares sold	500,212	$5,129,262
Shares issued through acquisition(b)	915,240	9,628,330
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	(50,385)	(522,055)

Net increase (decrease)	1,365,067	$14,235,537

Class C	Shares	Dollars
Shares sold	104,245	$1,075,355
Shares issued through acquisition(b)	357,494	3,746,574
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	(1,733)	(17,449)

Net increase (decrease)	460,006	$4,804,480

Class I	Shares	Dollars
Shares sold	2,782,557	$28,931,545
Shares issued through acquisition(b)	2,487,499	26,218,239
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	(53,348)	(559,839)

Net increase (decrease)	5,216,708	$54,589,945

(a)	Phineus Long/Short Fund commenced operations April 5, 2016.

(b)	See Note 1 of Notes to Financial Statements.

178	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$30.12	$42.80	$50.16	$58.75	$49.90
Income from investment operations:
Net investment income (loss)(a)	(0.17)	(0.07)	(0.07)	(0.20)	(0.05)
Net realized and unrealized gain (loss)	6.79	(1.67)	2.84	6.90	12.63
Total from investment operations	6.62	(1.74)	2.77	6.70	12.58
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Total distributions	(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Net asset value, end of year	$35.54	$30.12	$42.80	$50.16	$58.75
Ratios and supplemental data:
Total return(b)	22.79%	(4.76% )	6.55%	13.84%	26.95%
Net assets, end of year (000)	$967,725	$1,017,541	$1,424,967	$1,718,674	$2,237,328
Ratio of net expenses to average net assets	1.39%	1.34%	1.31%	1.26%	1.26%
Ratio of gross expenses to average net assets prior to expense reductions	1.39%	1.34%	1.31%	1.26%	1.26%
Ratio of net investment income (loss) to average net assets	(0.52% )	(0.21% )	(0.17% )	(0.42% )	(0.10% )

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	104.4%	90.0%	60.0%	41.8%	67.1%

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.08	$33.48	$41.66	$51.58	$44.56
Income from investment operations:
Net investment income (loss)(a)	(0.28)	(0.21)	(0.32)	(0.48)	(0.38)
Net realized and unrealized gain (loss)	4.66	(1.25)	2.27	5.85	11.13
Total from investment operations	4.38	(1.46)	1.95	5.37	10.75
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Total distributions	(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Net asset value, end of year	$24.26	$21.08	$33.48	$41.66	$51.58
Ratios and supplemental data:
Total return(b)	21.85%	(5.45% )	5.75%	12.97%	26.00%
Net assets, end of year (000)	$398,115	$540,422	$792,046	$959,445	$1,096,492
Ratio of net expenses to average net assets	2.14%	2.09%	2.06%	2.01%	2.01%
Ratio of gross expenses to average net assets prior to expense reductions	2.14%	2.09%	2.06%	2.01%	2.01%
Ratio of net investment income (loss) to average net assets	(1.26% )	(0.96% )	(0.92% )	(1.17% )	(0.85% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	179

Calamos Growth Fund    Financial Highlights

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$37.88	$50.84	$57.59	$65.15	$54.81
Income from investment operations:
Net investment income (loss)(a)	(0.11)	0.02	0.05	(0.10)	0.08
Net realized and unrealized gain (loss)	8.61	(2.04)	3.33	7.83	13.99
Total from investment operations	8.50	(2.02)	3.38	7.73	14.07
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Total distributions	(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Net asset value, end of year	$45.18	$37.88	$50.84	$57.59	$65.15
Ratios and supplemental data:
Total return(b)	23.09%	(4.51% )	6.80%	14.12%	27.27%
Net assets, end of year (000)	$301,237	$327,872	$480,028	$759,432	$1,010,805
Ratio of net expenses to average net assets	1.14%	1.09%	1.06%	1.01%	1.02%
Ratio of gross expenses to average net assets prior to expense reductions	1.14%	1.09%	1.06%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets	(0.27% )	0.04%	0.09%	(0.18% )	0.15%

	Class R
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$28.55	$41.22	$48.78	$57.65	$49.15
Income from investment operations:
Net investment income (loss)(a)	(0.23)	(0.14)	(0.18)	(0.32)	(0.18)
Net realized and unrealized gain (loss)	6.40	(1.59)	2.75	6.74	12.41
Total from investment operations	6.17	(1.73)	2.57	6.42	12.23
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Total distributions	(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Net asset value, end of year	$33.52	$28.55	$41.22	$48.78	$57.65
Ratios and supplemental data:
Total return(b)	22.46%	(4.96% )	6.28%	13.56%	26.62%
Net assets, end of year (000)	$5,350	$7,417	$8,966	$10,089	$11,634
Ratio of net expenses to average net assets	1.64%	1.59%	1.56%	1.51%	1.51%
Ratio of gross expenses to average net assets prior to expense reductions	1.64%	1.59%	1.56%	1.51%	1.51%
Ratio of net investment income (loss) to average net assets	(0.76% )	(0.46% )	(0.43% )	(0.67% )	(0.35% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

180	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.60	$13.61	$15.07	$15.22	$12.15
Income from investment operations:
Net investment income (loss)(a)	0.15	0.21	0.19	0.18	0.18
Net realized and unrealized gain (loss)	2.56	(0.15)	(0.52)	0.92	3.07
Total from investment operations	2.71	0.06	(0.33)	1.10	3.25
Distributions:
Dividends from net investment income	(0.10)	(0.16)	(0.14)	(0.14)	(0.18)
Dividends from net realized gains	—	(0.91)	(0.99)	(1.11)	—
Total distributions	(0.10)	(1.07)	(1.13)	(1.25)	(0.18)
Net asset value, end of year	$15.21	$12.60	$13.61	$15.07	$15.22
Ratios and supplemental data:
Total return(b)	21.56%	0.76%	(2.32% )	7.67%	27.12%
Net assets, end of year (000)	$21,894	$32,350	$44,792	$58,419	$78,843
Ratio of net expenses to average net assets	1.15%	1.12%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.67%	1.57%	1.61%	1.50%	1.53%
Ratio of net investment income (loss) to average net assets	1.10%	1.67%	1.38%	1.19%	1.31%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	104.7%	40.7%	139.8%	165.4%	250.3%

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.39	$12.38	$13.79	$14.09	$11.23
Income from investment operations:
Net investment income (loss)(a)	0.04	0.10	0.08	0.06	0.08
Net realized and unrealized gain (loss)	2.32	(0.13)	(0.47)	0.85	2.85
Total from investment operations	2.36	(0.03)	(0.39)	0.91	2.93
Distributions:
Dividends from net investment income	(0.01)	(0.05)	(0.03)	(0.10)	(0.07)
Dividends from net realized gains	—	(0.91)	(0.99)	(1.11)	—
Total distributions	(0.01)	(0.96)	(1.02)	(1.21)	(0.07)
Net asset value, end of year	$13.74	$11.39	$12.38	$13.79	$14.09
Ratios and supplemental data:
Total return(b)	20.70%	(0.04% )	(3.01% )	6.82%	26.27%
Net assets, end of year (000)	$4,728	$4,915	$5,738	$9,964	$8,641
Ratio of net expenses to average net assets	1.90%	1.87%	1.90%	1.90%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	2.42%	2.32%	2.35%	2.25%	2.28%
Ratio of net investment income (loss) to average net assets	0.31%	0.91%	0.64%	0.44%	0.59%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	181

Calamos Opportunistic Value Fund    Financial Highlights

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.94	$13.96	$15.44	$15.57	$12.41
Income from investment operations:
Net investment income (loss)(a)	0.18	0.24	0.23	0.22	0.22
Net realized and unrealized gain (loss)	2.64	(0.14)	(0.53)	0.94	3.14
Total from investment operations	2.82	0.10	(0.30)	1.16	3.36
Distributions:
Dividends from net investment income	(0.13)	(0.21)	(0.19)	(0.18)	(0.20)
Dividends from net realized gains	—	(0.91)	(0.99)	(1.11)	—
Total distributions	(0.13)	(1.12)	(1.18)	(1.29)	(0.20)
Net asset value, end of year	$15.63	$12.94	$13.96	$15.44	$15.57
Ratios and supplemental data:
Total return(b)	21.92%	0.98%	(2.08% )	7.87%	27.47%
Net assets, end of year (000)	$25,669	$16,672	$19,583	$32,147	$20,857
Ratio of net expenses to average net assets	0.90%	0.87%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.42%	1.32%	1.36%	1.25%	1.28%
Ratio of net investment income (loss) to average net assets	1.28%	1.91%	1.63%	1.45%	1.56%

	Class R
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.43	$13.44	$14.91	$15.09	$12.02
Income from investment operations:
Net investment income (loss)(a)	0.11	0.18	0.15	0.14	0.14
Net realized and unrealized gain (loss)	2.53	(0.14)	(0.51)	0.90	3.07
Total from investment operations	2.64	0.04	(0.36)	1.04	3.21
Distributions:
Dividends from net investment income	(0.07)	(0.14)	(0.12)	(0.11)	(0.14)
Dividends from net realized gains	—	(0.91)	(0.99)	(1.11)	—
Total distributions	(0.07)	(1.05)	(1.11)	(1.22)	(0.14)
Net asset value, end of year	$15.00	$12.43	$13.44	$14.91	$15.09
Ratios and supplemental data:
Total return(b)	21.26%	0.54%	(2.57% )	7.28%	26.94%
Net assets, end of year (000)	$161	$121	$150	$144	$128
Ratio of net expenses to average net assets	1.40%	1.37%	1.40%	1.40%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.92%	1.83%	1.86%	1.75%	1.78%
Ratio of net investment income (loss) to average net assets	0.78%	1.43%	1.11%	0.95%	1.08%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

182	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,				August 5, 2013* through October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.38	$10.52	$10.78	$10.36	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.10	0.10	0.17	0.39	0.05
Net realized and unrealized gain (loss)	2.30	0.11	(0.15)	0.24	0.31
Total from investment operations	2.40	0.21	0.02	0.63	0.36
Distributions:
Dividends from net investment income	(0.05)	(0.08)	(0.15)	(0.18)	—
Dividends from net realized gains	—	(0.27)	(0.13)	(0.03)	—
Total distributions	(0.05)	(0.35)	(0.28)	(0.21)	—
Net asset value, end of period	$12.73	$10.38	$10.52	$10.78	$10.36
Ratios and supplemental data:
Total return(b)	23.17%	2.17%	0.21%	6.12%	3.60%
Net assets, end of year (000)	$2,031	$23,157	$28,030	$28,365	$25,922
Ratio of net expenses to average net assets	1.35%	1.33%	1.35%	1.35%	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.87%	1.73%	1.74%	1.73%	2.14%	(c)
Ratio of net investment income (loss) to average net assets	0.93%	0.95%	1.66%	3.68%	1.99%	(c)

	Year Ended October 31,				August 5, 2013* through October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	15.3%	11.5%	107.6%	130.0%	20.7%

	Class C
	Year Ended October 31,				August 5, 2013* through October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.26	$10.41	$10.74	$10.34	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00 **	0.02	0.08	0.31	0.03
Net realized and unrealized gain (loss)	2.28	0.12	(0.15)	0.25	0.31
Total from investment operations	2.28	0.14	(0.07)	0.56	0.34
Distributions:
Dividends from net investment income	(0.02)	(0.02)	(0.13)	(0.13)	—
Dividends from net realized gains	—	(0.27)	(0.13)	(0.03)	—
Total distributions	(0.02)	(0.29)	(0.26)	(0.16)	—
Net asset value, end of period	$12.52	$10.26	$10.41	$10.74	$10.34
Ratios and supplemental data:
Total return(b)	22.26%	1.42%	(0.63% )	5.40%	3.40%
Net assets, end of year (000)	$1,039	$969	$702	$418	$253
Ratio of net expenses to average net assets	2.10%	2.08%	2.10%	2.10%	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.73%	2.48%	2.51%	2.44%	3.35%	(c)
Ratio of net investment income (loss) to average net assets	0.00% ***	0.17%	0.77%	2.90%	1.39%	(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

***	Amounts are less than 0.005%.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	183

Calamos Dividend Growth Fund    Financial Highlights

	Class I
	Year Ended October 31,				August 5, 2013* through October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.39	$10.55	$10.79	$10.37	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.11	0.12	0.20	0.42	0.05
Net realized and unrealized gain (loss)	2.32	0.12	(0.16)	0.23	0.32
Total from investment operations	2.43	0.24	0.04	0.65	0.37
Distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.15)	(0.20)	—
Dividends from net realized gains	—	(0.27)	(0.13)	(0.03)	—
Total distributions	(0.11)	(0.40)	(0.28)	(0.23)	—
Net asset value, end of period	$12.71	$10.39	$10.55	$10.79	$10.37
Ratios and supplemental data:
Total return(b)	23.46%	2.39%	0.47%	6.33%	3.70%
Net assets, end of year (000)	$22,201	$7,989	$7,375	$8,020	$7,586
Ratio of net expenses to average net assets	1.10%	1.08%	1.10%	1.10%	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.80%	1.48%	1.49%	1.48%	2.13%	(c)
Ratio of net investment income (loss) to average net assets	0.89%	1.17%	1.91%	3.97%	2.13%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

184	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$16.65		$17.27	$19.27	$19.24	$17.27
Income from investment operations:
Net investment income (loss)(a)	0.07		0.05	0.09	0.09	0.09
Net realized and unrealized gain (loss)	4.83		(0.65)	0.02	0.02	1.92
Total from investment operations	4.90		(0.60)	0.11	0.11	2.01
Distributions:
Dividends from net investment income	—		—	—	(0.08)	(0.04)
Dividends from net realized gains	—		(0.02)	(2.11)	—	—
Return of capital	—		(0.00)*	—	—	—
Total distributions	—		(0.02)	(2.11)	(0.08)	(0.04)
Net asset value, end of year	$21.55		$16.65	$17.27	$19.27	$19.24
Ratios and supplemental data:
Total return(b)	29.43%		(3.46% )	0.94%	0.57%	11.64%
Net assets, end of year (000)	$72,491		$111,036	$209,548	$254,400	$368,964
Ratio of net expenses to average net assets	1.40%		1.38%	1.31%	1.39%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.46%		1.39%	1.31%	1.39%	1.48%
Ratio of net investment income (loss) to average net assets	0.41%		0.32%	0.52%	0.43%	0.50%

	Year Ended October 31,
	2017		2016	2015	2014	2013
Portfolio turnover rate	100.4%		69.0%	65.0%	81.6%	73.4%

	Class C
	Year Ended October 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$15.35		$16.04	$18.18	$18.21	$16.43
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.07)	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	4.42		(0.60)	0.01	0.03	1.82
Total from investment operations	4.37		(0.67)	(0.03)	(0.03)	1.78
Distributions:
Dividends from net investment income	—		—	—	—	—
Dividends from net realized gains	—		(0.02)	(2.11)	—	—
Return of capital	—		(0.00)*	—	—	—
Total distributions	—		(0.02)	(2.11)	—	—
Net asset value, end of year	$19.72		$15.35	$16.04	$18.18	$18.21
Ratios and supplemental data:
Total return(b)	28.47%		(4.16% )	0.15%	(0.16% )	10.83%
Net assets, end of year (000)	$27,840		$35,537	$47,996	$59,756	$65,622
Ratio of net expenses to average net assets	2.15%		2.13%	2.06%	2.13%	2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.21%		2.14%	2.06%	2.13%	2.23%
Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.46% )	(0.23% )	(0.32% )	(0.23% )

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	185

Calamos International Growth Fund    Financial Highlights

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.96	$17.54	$19.50	$19.48	$17.47
Income from investment operations:
Net investment income (loss)(a)	0.12	0.09	0.14	0.13	0.14
Net realized and unrealized gain (loss)	4.93	(0.65)	0.01	0.03	1.94
Total from investment operations	5.05	(0.56)	0.15	0.16	2.08
Distributions:
Dividends from net investment income	—	—	—	(0.14)	(0.07)
Dividends from net realized gains	—	(0.02)	(2.11)	—	—
Return of capital	—	(0.00)*	—	—	—
Total distributions	—	(0.02)	(2.11)	(0.14)	(0.07)
Net asset value, end of year	$22.01	$16.96	$17.54	$19.50	$19.48
Ratios and supplemental data:
Total return(b)	29.78%	(3.18% )	1.16%	0.80%	11.97%
Net assets, end of year (000)	$175,070	$213,166	$339,909	$410,485	$460,587
Ratio of net expenses to average net assets	1.15%	1.13%	1.06%	1.14%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.14%	1.06%	1.14%	1.23%
Ratio of net investment income (loss) to average net assets	0.66%	0.53%	0.78%	0.66%	0.79%

	Class R
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.31	$16.95	$19.00	$18.98	$17.06
Income from investment operations:
Net investment income (loss)(a)	0.04	0.02	0.05	0.03	0.06
Net realized and unrealized gain (loss)	4.70	(0.64)	0.01	0.03	1.88
Total from investment operations	4.74	(0.62)	0.06	0.06	1.94
Distributions:
Dividends from net investment income	—	—	—	(0.04)	(0.02)
Dividends from net realized gains	—	(0.02)	(2.11)	—	—
Return of capital	—	(0.00)*	—	—	—
Total distributions	—	(0.02)	(2.11)	(0.04)	(0.02)
Net asset value, end of year	$21.05	$16.31	$16.95	$19.00	$18.98
Ratios and supplemental data:
Total return(b)	29.06%	(3.64% )	0.66%	0.33%	11.36%
Net assets, end of year (000)	$6,759	$5,641	$8,861	$14,650	$19,550
Ratio of net expenses to average net assets	1.65%	1.63%	1.56%	1.64%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.71%	1.64%	1.56%	1.64%	1.73%
Ratio of net investment income (loss) to average net assets	0.22%	0.09%	0.29%	0.14%	0.33%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

186	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$12.11		$12.11	$13.73	$13.97	$12.83
Income from investment operations:
Net investment income (loss)(a)	0.05		0.03	0.02	0.06	0.03
Net realized and unrealized gain (loss)	2.67		(0.02)	(1.31)	(0.18)	1.11
Total from investment operations	2.72		0.01	(1.29)	(0.12)	1.14
Distributions:
Dividends from net investment income	—		(0.01)	(0.03)	(0.01)	—
Dividends from net realized gains	—		—	(0.30)	(0.11)	—
Return of capital	—		(0.00)*	(0.00)*	—	—
Total distributions	—		(0.01)	(0.33)	(0.12)	—
Net asset value, end of year	$14.83		$12.11	$12.11	$13.73	$13.97
Ratios and supplemental data:
Total return(b)	22.46%		0.08%	(9.56% )	(0.84% )	8.89%
Net assets, end of year (000)	$68,142		$102,545	$121,946	$168,332	$164,273
Ratio of net expenses to average net assets	1.67%		1.64%	1.65%	1.61%	1.63%
Ratio of gross expenses to average net assets prior to expense reductions	1.67%		1.64%	1.65%	1.61%	1.63%
Ratio of net investment income (loss) to average net assets	0.40%		0.23%	0.14%	0.45%	0.23%

	Year Ended October 31,
	2017		2016	2015	2014	2013
Portfolio turnover rate	104.8%		87.4%	58.8%	99.9%	85.8%

	Class C
	Year Ended October 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$11.55		$11.62	$13.26	$13.59	$12.57
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.06)	(0.07)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	2.51		(0.01)	(1.27)	(0.18)	1.08
Total from investment operations	2.48		(0.07)	(1.34)	(0.22)	1.02
Distributions:
Dividends from net investment income	—		—	—	—	—
Dividends from net realized gains	—		—	(0.30)	(0.11)	—
Return of capital	—		(0.00)*	(0.00)*	—	—
Total distributions	—		—	(0.30)	(0.11)	—
Net asset value, end of year	$14.03		$11.55	$11.62	$13.26	$13.59
Ratios and supplemental data:
Total return(b)	21.47%		(0.60% )	(10.25% )	(1.59% )	8.11%
Net assets, end of year (000)	$24,846		$31,231	$36,532	$44,611	$34,022
Ratio of net expenses to average net assets	2.41%		2.39%	2.40%	2.37%	2.39%
Ratio of gross expenses to average net assets prior to expense reductions	2.41%		2.39%	2.40%	2.37%	2.39%
Ratio of net investment income (loss) to average net assets	(0.29%	)	(0.54% )	(0.59% )	(0.33% )	(0.50%	)

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	187

Calamos Evolving World Growth Fund    Financial Highlights

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.19	$12.19	$13.83	$14.07	$12.92
Income from investment operations:
Net investment income (loss)(a)	0.09	0.06	0.05	0.09	0.07
Net realized and unrealized gain (loss)	2.68	(0.01)	(1.32)	(0.18)	1.11
Total from investment operations	2.77	0.05	(1.27)	(0.09)	1.18
Distributions:
Dividends from net investment income	—	(0.05)	(0.07)	(0.04)	(0.03)
Dividends from net realized gains	—	—	(0.30)	(0.11)	—
Return of capital	—	(0.00)*	(0.00)*	—	—
Total distributions	—	(0.05)	(0.37)	(0.15)	(0.03)
Net asset value, end of year	$14.96	$12.19	$12.19	$13.83	$14.07
Ratios and supplemental data:
Total return(b)	22.72%	0.38%	(9.35% )	(0.60% )	9.16%
Net assets, end of year (000)	$225,339	$255,965	$351,571	$436,546	$311,823
Ratio of net expenses to average net assets	1.41%	1.39%	1.40%	1.37%	1.39%
Ratio of gross expenses to average net assets prior to expense reductions	1.41%	1.39%	1.40%	1.37%	1.39%
Ratio of net investment income (loss) to average net assets	0.72%	0.50%	0.42%	0.65%	0.53%

	Class R
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.99	$12.00	$13.62	$13.88	$12.78
Income from investment operations:
Net investment income (loss)(a)	0.03	0.00	(0.01)	0.04	0.00
Net realized and unrealized gain (loss)	2.61	(0.01)	(1.31)	(0.19)	1.10
Total from investment operations	2.64	(0.01)	(1.32)	(0.15)	1.10
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	—	(0.30)	(0.11)	—
Return of capital	—	—	(0.00)*	—	—
Total distributions	—	—	(0.30)	(0.11)	—
Net asset value, end of year	$14.63	$11.99	$12.00	$13.62	$13.88
Ratios and supplemental data:
Total return(b)	22.02%	(0.08% )	(9.83% )	(1.05% )	8.61%
Net assets, end of year (000)	$2,851	$2,506	$1,982	$1,361	$1,908
Ratio of net expenses to average net assets	1.90%	1.89%	1.91%	1.86%	1.88%
Ratio of gross expenses to average net assets prior to expense reductions	1.90%	1.89%	1.91%	1.86%	1.88%
Ratio of net investment income (loss) to average net assets	0.22%	(0.01% )	(0.04% )	0.28%	(0.04% )

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

188	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,				December 31, 2013* through October 31,
	2017		2016	2015	2014
Net asset value, beginning of year	$8.61		$8.41	$9.84	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00	**	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss)	1.97		0.23	(1.37)	(0.18)
Total from investment operations	1.97		0.21	(1.38)	(0.16)
Distributions:
Dividends from net investment income	—		(0.01)	(0.05)	—
Dividends from net realized gains	—		—	—	—
Total distributions	—		(0.01)	(0.05)	—
Net asset value, end of year	$10.58		$8.61	$8.41	$9.84
Ratios and supplemental data:
Total return(b)	22.88%		2.49%	(14.09% )	(1.60%	)
Net assets, end of year (000)	$5,491		$4,483	$4,465	$5,360
Ratio of net expenses to average net assets	1.75%		1.67%	1.75%	1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.67%		2.49%	2.43%	3.45%	(c)
Ratio of net investment income (loss) to average net assets	0.04%		(0.23% )	(0.14% )	0.24%	(c)

	Year Ended October 31,				December 31, 2013* through October 31,
	2017		2016	2015	2014
Portfolio turnover rate	104.0%		74.8%	68.0%	109.2%

	Class C
	Year Ended October 31,				December 31, 2013* through October 31,
	2017		2016	2015	2014
Net asset value, beginning of year	$8.49		$8.34	$9.78	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.08)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	1.93		0.23	(1.37)	(0.18)
Total from investment operations	1.87		0.15	(1.44)	(0.22)
Distributions:
Dividends from net investment income	—		—	—	—
Dividends from net realized gains	—		—	—	—
Total distributions	—		—	—	—
Net asset value, end of year	$10.36		$8.49	$8.34	$9.78
Ratios and supplemental data:
Total return(b)	22.03%		1.80%	(14.72% )	(2.20%	)
Net assets, end of year (000)	$386		$280	$241	$288
Ratio of net expenses to average net assets	2.50%		2.43%	2.50%	2.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.42%		3.24%	3.22%	4.08%	(c)
Ratio of net investment income (loss) to average net assets	(0.69%	)	(0.98% )	(0.80% )	(0.45%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	189

Calamos Emerging Market Equity Fund    Financial Highlights

	Class I
	Year Ended October 31,				December 31, 2013* through October 31,
	2017	2016		2015	2014
Net asset value, beginning of year	$8.62	$8.43		$9.86	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.03	0.00	**	0.02	0.04
Net realized and unrealized gain (loss)	1.98	0.23		(1.39)	(0.18)
Total from investment operations	2.01	0.23		(1.37)	(0.14)
Distributions:
Dividends from net investment income	—	(0.04)		(0.06)	—
Dividends from net realized gains	—	—		—	—
Return of capital	—	0.00	**	—	—
Total distributions	—	(0.04)		(0.06)	—
Net asset value, end of year	$10.63	$8.62		$8.43	$9.86
Ratios and supplemental data:
Total return(b)	23.32%	2.75%		(13.92% )	(1.40%	)
Net assets, end of year (000)	$11,207	$9,039		$8,763	$9,701
Ratio of net expenses to average net assets	1.50%	1.42%		1.50%	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.42%	2.24%		2.23%	3.04%	(c)
Ratio of net investment income (loss) to average net assets	0.30%	0.02%		0.21%	0.50%	(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

190	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.74	$13.19	$15.67	$14.97	$13.00
Income from investment operations:
Net investment income (loss)(a)	0.00 *	0.01	0.00 *	(0.01)	0.03
Net realized and unrealized gain (loss)	3.45	(0.21)	0.62	1.08	1.96
Total from investment operations	3.45	(0.20)	0.62	1.07	1.99
Distributions:
Dividends from net investment income	—	—	—	(0.10)	(0.02)
Dividends from net realized gains	(0.56)	(0.25)	(3.10)	(0.27)	—
Total distributions	(0.56)	(0.25)	(3.10)	(0.37)	(0.02)
Net asset value, end of year	$15.63	$12.74	$13.19	$15.67	$14.97
Ratios and supplemental data:
Total return(b)	28.42%	(1.47% )	5.33%	7.25%	15.35%
Net assets, end of year (000)	$26,957	$29,314	$67,141	$87,989	$152,068
Ratio of net expenses to average net assets	1.40%	1.38%	1.34%	1.40%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.53%	1.50%	1.34%	1.40%	1.44%
Ratio of net investment income (loss) to average net assets	(0.02% )	0.06%	0.00% **	(0.10% )	0.22%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	102.0%	64.6%	43.0%	53.3%	75.3%

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.86	$12.39	$15.00	$14.36	$12.54
Income from investment operations:
Net investment income (loss)(a)	(0.09)	(0.08)	(0.09)	(0.12)	(0.07)
Net realized and unrealized gain (loss)	3.19	(0.20)	0.58	1.03	1.89
Total from investment operations	3.10	(0.28)	0.49	0.91	1.82
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(0.56)	(0.25)	(3.10)	(0.27)	—
Total distributions	(0.56)	(0.25)	(3.10)	(0.27)	—
Net asset value, end of year	$14.40	$11.86	$12.39	$15.00	$14.36
Ratios and supplemental data:
Total return(b)	27.53%	(2.23% )	4.55%	6.43%	14.51%
Net assets, end of year (000)	$13,769	$16,375	$21,227	$28,811	$32,975
Ratio of net expenses to average net assets	2.15%	2.13%	2.09%	2.14%	2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.27%	2.25%	2.09%	2.14%	2.19%
Ratio of net investment income (loss) to average net assets	(0.76% )	(0.68% )	(0.76% )	(0.82% )	(0.51% )

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	191

Calamos Global Equity Fund    Financial Highlights

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.95	$13.38	$15.81	$15.11	$13.11
Income from investment operations:
Net investment income (loss)(a)	0.03	0.04	0.04	0.02	0.06
Net realized and unrealized gain (loss)	3.53	(0.22)	0.63	1.09	1.99
Total from investment operations	3.56	(0.18)	0.67	1.11	2.05
Distributions:
Dividends from net investment income	—	—	—	(0.14)	(0.05)
Dividends from net realized gains	(0.56)	(0.25)	(3.10)	(0.27)	—
Total distributions	(0.56)	(0.25)	(3.10)	(0.41)	(0.05)
Net asset value, end of year	$15.95	$12.95	$13.38	$15.81	$15.11
Ratios and supplemental data:
Total return(b)	28.82%	(1.30% )	5.64%	7.48%	15.65%
Net assets, end of year (000)	$86,429	$87,605	$96,390	$101,511	$212,913
Ratio of net expenses to average net assets	1.15%	1.13%	1.09%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.28%	1.25%	1.09%	1.15%	1.19%
Ratio of net investment income (loss) to average net assets	0.23%	0.33%	0.26%	0.15%	0.46%

	Class R
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.41	$12.89	$15.42	$14.75	$12.83
Income from investment operations:
Net investment income (loss)(a)	(0.04)	(0.02)	(0.03)	(0.04)	0.00 *
Net realized and unrealized gain (loss)	3.37	(0.21)	0.60	1.05	1.93
Total from investment operations	3.33	(0.23)	0.57	1.01	1.93
Distributions:
Dividends from net investment income	—	—	—	(0.07)	(0.01)
Dividends from net realized gains	(0.56)	(0.25)	(3.10)	(0.27)	—
Total distributions	(0.56)	(0.25)	(3.10)	(0.34)	(0.01)
Net asset value, end of year	$15.18	$12.41	$12.89	$15.42	$14.75
Ratios and supplemental data:
Total return(b)	28.19%	(1.74% )	5.03%	6.97%	15.07%
Net assets, end of year (000)	$5,120	$4,315	$7,142	$8,314	$9,369
Ratio of net expenses to average net assets	1.65%	1.63%	1.59%	1.64%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.78%	1.75%	1.59%	1.64%	1.69%
Ratio of net investment income (loss) to average net assets	(0.28% )	(0.19% )	(0.25% )	(0.29% )	0.00%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

192	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$30.17	$31.68	$35.22	$35.84	$32.64
Income from investment operations:
Net investment income (loss)(a)	0.49	0.48	0.60	0.60	0.64
Net realized and unrealized gain (loss)	4.53	0.16	0.51	2.78	3.70
Total from investment operations	5.02	0.64	1.11	3.38	4.34
Distributions:
Dividends from net investment income	(0.84)	(0.84)	(0.89)	(0.80)	(0.27)
Dividends from net realized gains	(1.20)	(1.31)	(3.76)	(3.20)	(0.87)
Total distributions	(2.04)	(2.15)	(4.65)	(4.00)	(1.14)
Net asset value, end of year	$33.15	$30.17	$31.68	$35.22	$35.84
Ratios and supplemental data:
Total return(b)	17.39%	2.26%	3.50%	10.33%	13.72%
Net assets, end of year (000)	$918,695	$930,625	$1,105,102	$1,316,498	$1,614,236
Ratio of net expenses to average net assets	1.11%	1.11%	1.10%	1.09%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.11%	1.11%	1.10%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	1.58%	1.59%	1.86%	1.76%	1.92%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	31.6%	23.5%	23.8%	32.8%	59.5%

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$30.28	$31.81	$35.34	$35.78	$32.76
Income from investment operations:
Net investment income (loss)(a)	0.27	0.25	0.36	0.35	0.39
Net realized and unrealized gain (loss)	4.54	0.14	0.51	2.77	3.71
Total from investment operations	4.81	0.39	0.87	3.12	4.10
Distributions:
Dividends from net investment income	(0.59)	(0.61)	(0.64)	(0.36)	(0.21)
Dividends from net realized gains	(1.20)	(1.31)	(3.76)	(3.20)	(0.87)
Total distributions	(1.79)	(1.92)	(4.40)	(3.56)	(1.08)
Net asset value, end of year	$33.30	$30.28	$31.81	$35.34	$35.78
Ratios and supplemental data:
Total return(b)	16.54%	1.39%	2.73%	9.48%	12.88%
Net assets, end of year (000)	$574,455	$739,780	$889,516	$1,009,029	$1,093,074
Ratio of net expenses to average net assets	1.86%	1.86%	1.85%	1.84%	1.84%
Ratio of gross expenses to average net assets prior to expense reductions	1.86%	1.86%	1.85%	1.84%	1.84%
Ratio of net investment income (loss) to average net assets	0.85%	0.84%	1.11%	1.02%	1.17%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	193

Calamos Growth and Income Fund    Financial Highlights

	Class I
	Year Ended October 31, 2017
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$29.15	$30.71	$34.28	$35.07	$31.91
Income from investment operations:
Net investment income (loss)(a)	0.55	0.53	0.66	0.68	0.71
Net realized and unrealized gain (loss)	4.38	0.14	0.50	2.69	3.62
Total from investment operations	4.93	0.67	1.16	3.37	4.33
Distributions:
Dividends from net investment income	(0.92)	(0.92)	(0.97)	(0.96)	(0.30)
Dividends from net realized gains	(1.20)	(1.31)	(3.76)	(3.20)	(0.87)
Total distributions	(2.12)	(2.23)	(4.73)	(4.16)	(1.17)
Net asset value, end of year	$31.96	$29.15	$30.71	$34.28	$35.07
Ratios and supplemental data:
Total return(b)	17.71%	2.43%	3.79%	10.60%	13.99%
Net assets, end of year (000)	$554,490	$513,604	$577,449	$688,258	$668,124
Ratio of net expenses to average net assets	0.86%	0.86%	0.85%	0.84%	0.84%
Ratio of gross expenses to average net assets prior to expense reductions	0.86%	0.86%	0.85%	0.84%	0.84%
Ratio of net investment income (loss) to average net assets	1.83%	1.84%	2.11%	2.04%	2.18%

	Class R
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$29.94	$31.45	$34.99	$35.57	$32.46
Income from investment operations:
Net investment income (loss)(a)	0.41	0.39	0.51	0.51	0.55
Net realized and unrealized gain (loss)	4.49	0.18	0.52	2.75	3.69
Total from investment operations	4.90	0.57	1.03	3.26	4.24
Distributions:
Dividends from net investment income	(0.76)	(0.77)	(0.81)	(0.64)	(0.26)
Dividends from net realized gains	(1.20)	(1.31)	(3.76)	(3.20)	(0.87)
Total distributions	(1.96)	(2.08)	(4.57)	(3.84)	(1.13)
Net asset value, end of year	$32.88	$29.94	$31.45	$34.99	$35.57
Ratios and supplemental data:
Total return(b)	17.10%	2.01%	3.26%	10.04%	13.44%
Net assets, end of year (000)	$11,874	$13,262	$15,307	$18,547	$22,181
Ratio of net expenses to average net assets	1.36%	1.36%	1.35%	1.34%	1.34%
Ratio of gross expenses to average net assets prior to expense reductions	1.36%	1.36%	1.35%	1.34%	1.34%
Ratio of net investment income (loss) to average net assets	1.34%	1.32%	1.61%	1.52%	1.66%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

194	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.47	$8.63	$10.22	$11.78	$10.88
Income from investment operations:
Net investment income (loss)(a)	0.10	0.09	0.10	0.11	0.10
Net realized and unrealized gain (loss)	1.35	(0.14)	0.06	0.36	1.13
Total from investment operations	1.45	(0.05)	0.16	0.47	1.23
Distributions:
Dividends from net investment income	(0.01)	—	(0.04)	(0.29)	(0.09)
Dividends from net realized gains	(0.06)	(0.11)	(1.71)	(1.74)	(0.24)
Total distributions	(0.07)	(0.11)	(1.75)	(2.03)	(0.33)
Net asset value, end of year	$9.85	$8.47	$8.63	$10.22	$11.78
Ratios and supplemental data:
Total return(b)	17.16%	(0.59% )	2.02%	4.77%	11.60%
Net assets, end of year (000)	$78,196	$84,648	$111,615	$146,431	$210,537
Ratio of net expenses to average net assets	1.54%	1.46%	1.49%	1.44%	1.41%
Ratio of gross expenses to average net assets prior to expense reductions	1.54%	1.46%	1.49%	1.44%	1.41%
Ratio of net investment income (loss) to average net assets	1.16%	1.09%	1.18%	1.01%	0.92%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	100.2%	58.0%	54.7%	72.6%	48.2%

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$7.65	$7.87	$9.50	$11.06	$10.25
Income from investment operations:
Net investment income (loss)(a)	0.04	0.03	0.03	0.03	0.02
Net realized and unrealized gain (loss)	1.21	(0.14)	0.05	0.33	1.06
Total from investment operations	1.25	(0.11)	0.08	0.36	1.08
Distributions:
Dividends from net investment income	—	—	—	(0.18)	(0.03)
Dividends from net realized gains	(0.06)	(0.11)	(1.71)	(1.74)	(0.24)
Total distributions	(0.06)	(0.11)	(1.71)	(1.92)	(0.27)
Net asset value, end of year	$8.84	$7.65	$7.87	$9.50	$11.06
Ratios and supplemental data:
Total return(b)	16.41%	(1.42% )	1.19%	3.98%	10.82%
Net assets, end of year (000)	$70,210	$90,640	$119,620	$151,091	$185,577
Ratio of net expenses to average net assets	2.29%	2.21%	2.24%	2.19%	2.16%
Ratio of gross expenses to average net assets prior to expense reductions	2.29%	2.21%	2.24%	2.19%	2.16%
Ratio of net investment income (loss) to average net assets	0.44%	0.34%	0.43%	0.27%	0.17%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	195

Calamos Global Growth and Income Fund    Financial Highlights

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.70	$8.84	$10.43	$11.99	$11.06
Income from investment operations:
Net investment income (loss)(a)	0.13	0.11	0.13	0.14	0.13
Net realized and unrealized gain (loss)	1.38	(0.14)	0.05	0.36	1.15
Total from investment operations	1.51	(0.03)	0.18	0.50	1.28
Distributions:
Dividends from net investment income	(0.04)	—	(0.06)	(0.32)	(0.11)
Dividends from net realized gains	(0.06)	(0.11)	(1.71)	(1.74)	(0.24)
Total distributions	(0.10)	(0.11)	(1.77)	(2.06)	(0.35)
Net asset value, end of year	$10.11	$8.70	$8.84	$10.43	$11.99
Ratios and supplemental data:
Total return(b)	17.51%	(0.35% )	2.23%	4.99%	11.90%
Net assets, end of year (000)	$73,361	$124,175	$146,241	$182,064	$232,583
Ratio of net expenses to average net assets	1.29%	1.21%	1.24%	1.19%	1.14%
Ratio of gross expenses to average net assets prior to expense reductions	1.29%	1.21%	1.24%	1.19%	1.14%
Ratio of net investment income (loss) to average net assets	1.43%	1.34%	1.43%	1.29%	1.16%

	Class R
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.34	$8.53	$10.13	$11.67	$10.79
Income from investment operations:
Net investment income (loss)(a)	0.08	0.07	0.08	0.08	0.07
Net realized and unrealized gain (loss)	1.33	(0.15)	0.05	0.37	1.12
Total from investment operations	1.41	(0.08)	0.13	0.45	1.19
Distributions:
Dividends from net investment income	0.00 *	—	(0.02)	(0.25)	(0.07)
Dividends from net realized gains	(0.06)	(0.11)	(1.71)	(1.74)	(0.24)
Total distributions	(0.06)	(0.11)	(1.73)	(1.99)	(0.31)
Net asset value, end of year	$9.69	$8.34	$8.53	$10.13	$11.67
Ratios and supplemental data:
Total return(b)	16.99%	(0.96% )	1.74%	4.62%	11.27%
Net assets, end of year (000)	$1,265	$1,249	$1,292	$1,741	$1,674
Ratio of net expenses to average net assets	1.79%	1.71%	1.73%	1.69%	1.66%
Ratio of gross expenses to average net assets prior to expense reductions	1.79%	1.71%	1.73%	1.69%	1.66%
Ratio of net investment income (loss) to average net assets	0.92%	0.81%	0.94%	0.77%	0.68%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

196	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.93	$16.56	$18.59	$19.14	$17.70
Income from investment operations:
Net investment income (loss)(a)	0.49	0.50	0.44	0.40	0.39
Net realized and unrealized gain (loss)	2.16	(0.30)	(1.01)	1.14	2.63
Total from investment operations	2.65	0.20	(0.57)	1.54	3.02
Distributions:
Dividends from net investment income	(0.31)	(0.56)	(0.58)	(0.76)	(0.02)
Dividends from net realized gains	—	(0.27)	(0.88)	(1.33)	(1.56)
Total distributions	(0.31)	(0.83)	(1.46)	(2.09)	(1.58)
Net asset value, end of year	$18.27	$15.93	$16.56	$18.59	$19.14
Ratios and supplemental data:
Total return(b)	16.88%	1.33%	(3.31% )	8.74%	18.50%
Net assets, end of year (000)	$222,017	$228,334	$385,844	$488,842	$514,593
Ratio of net expenses to average net assets	1.18%	1.15%	1.13%	1.10%	1.11%
Ratio of gross expenses to average net assets prior to expense reductions	1.18%	1.15%	1.13%	1.10%	1.11%
Ratio of net investment income (loss) to average net assets	2.87%	3.17%	2.53%	2.18%	2.18%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	55.7%	43.8%	63.0%	68.1%	73.1%

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.79	$16.41	$18.43	$18.87	$17.57
Income from investment operations:
Net investment income (loss)(a)	0.36	0.37	0.31	0.26	0.25
Net realized and unrealized gain (loss)	2.14	(0.28)	(1.00)	1.11	2.61
Total from investment operations	2.50	0.09	(0.69)	1.37	2.86
Distributions:
Dividends from net investment income	(0.20)	(0.44)	(0.45)	(0.48)	—
Dividends from net realized gains	—	(0.27)	(0.88)	(1.33)	(1.56)
Total distributions	(0.20)	(0.71)	(1.33)	(1.81)	(1.56)
Net asset value, end of year	$18.09	$15.79	$16.41	$18.43	$18.87
Ratios and supplemental data:
Total return(b)	15.99%	0.62%	(4.01% )	7.86%	17.62%
Net assets, end of year (000)	$147,112	$193,339	$265,686	$319,654	$325,823
Ratio of net expenses to average net assets	1.93%	1.90%	1.88%	1.86%	1.86%
Ratio of gross expenses to average net assets prior to expense reductions	1.93%	1.90%	1.88%	1.86%	1.86%
Ratio of net investment income (loss) to average net assets	2.14%	2.40%	1.78%	1.43%	1.43%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	197

Calamos Convertible Fund    Financial Highlights

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.38	$15.03	$17.02	$17.74	$16.51
Income from investment operations:
Net investment income (loss)(a)	0.48	0.49	0.44	0.41	0.40
Net realized and unrealized gain (loss)	1.95	(0.27)	(0.93)	1.04	2.44
Total from investment operations	2.43	0.22	(0.49)	1.45	2.84
Distributions:
Dividends from net investment income	(0.36)	(0.60)	(0.62)	(0.84)	(0.05)
Dividends from net realized gains	—	(0.27)	(0.88)	(1.33)	(1.56)
Total distributions	(0.36)	(0.87)	(1.50)	(2.17)	(1.61)
Net asset value, end of year	$16.45	$14.38	$15.03	$17.02	$17.74
Ratios and supplemental data:
Total return(b)	17.14%	1.64%	(3.11% )	8.99%	18.78%
Net assets, end of year (000)	$233,077	$238,309	$455,702	$553,594	$349,512
Ratio of net expenses to average net assets	0.93%	0.90%	0.88%	0.85%	0.86%
Ratio of gross expenses to average net assets prior to expense reductions	0.93%	0.90%	0.88%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	3.12%	3.48%	2.77%	2.46%	2.43%

	Class R
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.87	$16.50	$18.52	$19.03	$17.63
Income from investment operations:
Net investment income (loss)(a)	0.44	0.45	0.40	0.35	0.34
Net realized and unrealized gain (loss)	2.16	(0.29)	(1.01)	1.13	2.62
Total from investment operations	2.60	0.16	(0.61)	1.48	2.96
Distributions:
Dividends from net investment income	(0.27)	(0.52)	(0.53)	(0.66)	(0.00)*
Dividends from net realized gains	—	(0.27)	(0.88)	(1.33)	(1.56)
Total distributions	(0.27)	(0.79)	(1.41)	(1.99)	(1.56)
Net asset value, end of year	$18.20	$15.87	$16.50	$18.52	$19.03
Ratios and supplemental data:
Total return(b)	16.60%	1.10%	(3.53% )	8.44%	18.18%
Net assets, end of year (000)	$1,754	$1,712	$2,147	$2,988	$3,074
Ratio of net expenses to average net assets	1.43%	1.40%	1.38%	1.36%	1.36%
Ratio of gross expenses to average net assets prior to expense reductions	1.43%	1.40%	1.38%	1.36%	1.36%
Ratio of net investment income (loss) to average net assets	2.61%	2.87%	2.26%	1.92%	1.93%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

198	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,		December 31, 2014* through October 31,
	2017	2016	2015
Net asset value, beginning of year	$9.89	$9.93	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.25	0.26	0.13
Net realized and unrealized gain (loss)	1.21	(0.14)	(0.13)
Total from investment operations	1.46	0.12	—
Distributions:
Dividends from net investment income	(0.11)	(0.16)	(0.07)
Dividends from net realized gains	—	—	—
Total distributions	(0.11)	(0.16)	(0.07)
Net asset value, end of year	$11.24	$9.89	$9.93
Ratios and supplemental data:
Total return(b)	14.86%	1.27%	—%
Net assets, end of year (000)	$12,713	$29,037	$20,550
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.45%	1.46%	2.30%	(c)
Ratio of net investment income (loss) to average net assets	2.46%	2.64%	1.56%	(c)

	Year Ended October 31,		December 31, 2014* through October 31,
	2017	2016	2015
Portfolio turnover rate	52.2%	38.4%	28.2%

	Class C
	Year Ended October 31,		December 31, 2014* through October 31,
	2017	2016	2015
Net asset value, beginning of year	$9.85	$9.90	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.16	0.18	0.07
Net realized and unrealized gain (loss)	1.21	(0.13)	(0.12)
Total from investment operations	1.37	0.05	(0.05)
Distributions:
Dividends from net investment income	(0.08)	(0.10)	(0.05)
Dividends from net realized gains	—	—	—
Total distributions	(0.08)	(0.10)	(0.05)
Net asset value, end of year	$11.14	$9.85	$9.90
Ratios and supplemental data:
Total return(b)	13.95%	0.50%	(0.52%	)
Net assets, end of year (000)	$2,887	$2,440	$1,259
Ratio of net expenses to average net assets	2.10%	2.10%	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.19%	2.21%	2.88%	(c)
Ratio of net investment income (loss) to average net assets	1.54%	1.89%	0.84%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	199

Calamos Global Convertible Fund    Financial Highlights

	Class I
	Year Ended October 31,		December 31, 2014* through October 31,
	2017	2016	2015
Net asset value, beginning of year	$9.92	$9.95	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.26	0.28	0.15
Net realized and unrealized gain (loss)	1.21	(0.13)	(0.12)
Total from investment operations	1.47	0.15	0.03
Distributions:
Dividends from net investment income	(0.15)	(0.18)	(0.08)
Dividends from net realized gains	—	—	—
Total distributions	(0.15)	(0.18)	(0.08)
Net asset value, end of year	$11.24	$9.92	$9.95
Ratios and supplemental data:
Total return(b)	14.98%	1.60%	0.29%
Net assets, end of year (000)	$91,086	$47,637	$23,054
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.18%	1.21%	1.80%	(c)
Ratio of net investment income (loss) to average net assets	2.47%	2.88%	1.81%	(c)

	Class R
	Year Ended October 31,		December 31, 2014* through October 31,
	2017	2016	2015
Net asset value, beginning of year	$9.88	$9.92	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.23	0.23	0.11
Net realized and unrealized gain (loss)	1.17	(0.13)	(0.13)
Total from investment operations	1.40	0.10	(0.02)
Distributions:
Dividends from net investment income	(0.10)	(0.14)	(0.06)
Dividends from net realized gains	—	—	—
Total distributions	(0.10)	(0.14)	(0.06)
Net asset value, end of year	$11.18	$9.88	$9.92
Ratios and supplemental data:
Total return(b)	14.29%	1.08%	(0.20%	)
Net assets, end of year (000)	$8	$450	$190
Ratio of net expenses to average net assets	1.60%	1.59%	1.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.70%	1.71%	2.93%	(c)
Ratio of net investment income (loss) to average net assets	2.19%	2.30%	1.35%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

200	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.54	$10.51	$10.70	$10.89	$11.15
Income from investment operations:
Net investment income (loss)(a)	0.22	0.24	0.26	0.26	0.22
Net realized and unrealized gain (loss)	(0.13)	0.20	(0.05)	0.12	(0.17)
Total from investment operations	0.09	0.44	0.21	0.38	0.05
Distributions:
Dividends from net investment income	(0.23)	(0.28)	(0.28)	(0.53)	(0.26)
Dividends from net realized gains	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)
Total distributions	(0.24)	(0.41)	(0.40)	(0.57)	(0.31)
Net asset value, end of year	$10.39	$10.54	$10.51	$10.70	$10.89
Ratios and supplemental data:
Total return(b)	0.92%	4.35%	2.04%	3.71%	0.48%
Net assets, end of year (000)	$21,707	$57,339	$51,462	$67,287	$93,691
Ratio of net expenses to average net assets	0.90%	0.88%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.14%	1.07%	1.13%	1.05%	0.99%
Ratio of net investment income (loss) to average net assets	2.14%	2.25%	2.49%	2.47%	1.97%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	79.1%	54.0%	80.0%	35.3%	32.5%

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.54	$10.51	$10.70	$10.89	$11.15
Income from investment operations:
Net investment income (loss)(a)	0.14	0.16	0.18	0.18	0.13
Net realized and unrealized gain (loss)	(0.12)	0.20	(0.05)	0.12	(0.16)
Total from investment operations	0.02	0.36	0.13	0.30	(0.03)
Distributions:
Dividends from net investment income	(0.16)	(0.20)	(0.20)	(0.45)	(0.18)
Dividends from net realized gains	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)
Total distributions	(0.17)	(0.33)	(0.32)	(0.49)	(0.23)
Net asset value, end of year	$10.39	$10.54	$10.51	$10.70	$10.89
Ratios and supplemental data:
Total return(b)	0.17%	3.57%	1.28%	2.94%	(0.27% )
Net assets, end of year (000)	$9,334	$16,340	$15,898	$17,818	$25,964
Ratio of net expenses to average net assets	1.65%	1.63%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.89%	1.82%	1.88%	1.80%	1.74%
Ratio of net investment income (loss) to average net assets	1.38%	1.51%	1.74%	1.73%	1.23%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	201

Calamos Total Return Bond Fund    Financial Highlights

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.54	$10.51	$10.70	$10.89	$11.15
Income from investment operations:
Net investment income (loss)(a)	0.24	0.26	0.29	0.29	0.24
Net realized and unrealized gain (loss)	(0.12)	0.21	(0.05)	0.12	(0.16)
Total from investment operations	0.12	0.47	0.24	0.41	0.08
Distributions:
Dividends from net investment income	(0.26)	(0.31)	(0.31)	(0.56)	(0.29)
Dividends from net realized gains	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)
Total distributions	(0.27)	(0.44)	(0.43)	(0.60)	(0.34)
Net asset value, end of year	$10.39	$10.54	$10.51	$10.70	$10.89
Ratios and supplemental data:
Total return(b)	1.18%	4.60%	2.30%	3.97%	0.73%
Net assets, end of year (000)	$40,290	$22,067	$16,561	$13,347	$41,109
Ratio of net expenses to average net assets	0.65%	0.63%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.90%	0.82%	0.88%	0.80%	0.74%
Ratio of net investment income (loss) to average net assets	2.32%	2.49%	2.73%	2.70%	2.22%

	Class R
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.52	$10.51	$10.70	$10.89	$11.15
Income from investment operations:
Net investment income (loss)(a)	0.19	0.21	0.23	0.23	0.19
Net realized and unrealized gain (loss)	(0.12)	0.18	(0.04)	0.13	(0.17)
Total from investment operations	0.07	0.39	0.19	0.36	0.02
Distributions:
Dividends from net investment income	(0.21)	(0.25)	(0.26)	(0.51)	(0.23)
Dividends from net realized gains	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)
Total distributions	(0.22)	(0.38)	(0.38)	(0.55)	(0.28)
Net asset value, end of year	$10.37	$10.52	$10.51	$10.70	$10.89
Ratios and supplemental data:
Total return(b)	0.67%	3.89%	1.79%	3.45%	0.22%
Net assets, end of year (000)	$391	$528	$274	$234	$2,248
Ratio of net expenses to average net assets	1.15%	1.12%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.40%	1.31%	1.38%	1.28%	1.24%
Ratio of net investment income (loss) to average net assets	1.85%	1.99%	2.23%	2.14%	1.72%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

202	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.62	$8.63	$9.65	$9.90	$9.92
Income from investment operations:
Net investment income (loss)(a)	0.40	0.40	0.43	0.48	0.51
Net realized and unrealized gain (loss)	0.26	0.03	(0.74)	0.01	0.18
Total from investment operations	0.66	0.43	(0.31)	0.49	0.69
Distributions:
Dividends from net investment income	(0.41)	(0.44)	(0.47)	(0.55)	(0.58)
Dividends from net realized gains	—	—	(0.24)	(0.19)	(0.13)
Return of capital	—	—	(0.00)*	—	—
Total distributions	(0.41)	(0.44)	(0.71)	(0.74)	(0.71)
Net asset value, end of year	$8.87	$8.62	$8.63	$9.65	$9.90
Ratios and supplemental data:
Total return(b)	7.82%	5.26%	(3.25% )	5.11%	7.21%
Net assets, end of year (000)	$36,351	$41,046	$71,513	$132,756	$201,791
Ratio of net expenses to average net assets	1.29%	1.33%	1.28%	1.18%	1.18%
Ratio of gross expenses to average net assets prior to expense reductions	1.43%	1.33%	1.28%	1.18%	1.18%
Ratio of net investment income (loss) to average net assets	4.57%	4.81%	4.73%	4.84%	5.11%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	93.1%	44.4%	65.3%	51.2%	55.1%

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.03	$9.03	$10.06	$10.29	$10.28
Income from investment operations:
Net investment income (loss)(a)	0.35	0.36	0.38	0.42	0.45
Net realized and unrealized gain (loss)	0.27	0.01	(0.78)	0.01	0.19
Total from investment operations	0.62	0.37	(0.40)	0.43	0.64
Distributions:
Dividends from net investment income	(0.34)	(0.37)	(0.39)	(0.47)	(0.50)
Dividends from net realized gains	—	—	(0.24)	(0.19)	(0.13)
Return of capital	—	—	(0.00)*	—	—
Total distributions	(0.34)	(0.37)	(0.63)	(0.66)	(0.63)
Net asset value, end of year	$9.31	$9.03	$9.03	$10.06	$10.29
Ratios and supplemental data:
Total return(b)	6.97%	4.35%	(3.94% )	4.32%	6.37%
Net assets, end of year (000)	$13,286	$17,479	$21,149	$29,333	$34,146
Ratio of net expenses to average net assets	2.05%	2.08%	2.04%	1.93%	1.93%
Ratio of gross expenses to average net assets prior to expense reductions	2.18%	2.08%	2.04%	1.93%	1.93%
Ratio of net investment income (loss) to average net assets	3.80%	4.07%	3.98%	4.10%	4.37%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	203

Calamos High Income Opportunities Fund    Financial Highlights

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.61	$8.63	$9.65	$9.90	$9.92
Income from investment operations:
Net investment income (loss)(a)	0.43	0.42	0.45	0.50	0.53
Net realized and unrealized gain (loss)	0.25	0.02	(0.74)	0.02	0.19
Total from investment operations	0.68	0.44	(0.29)	0.52	0.72
Distributions:
Dividends from net investment income	(0.43)	(0.46)	(0.49)	(0.58)	(0.61)
Dividends from net realized gains	—	—	(0.24)	(0.19)	(0.13)
Return of capital	—	—	(0.00)*	—	—
Total distributions	(0.43)	(0.46)	(0.73)	(0.77)	(0.74)
Net asset value, end of year	$8.86	$8.61	$8.63	$9.65	$9.90
Ratios and supplemental data:
Total return(b)	8.09%	5.41%	(3.00% )	5.37%	7.50%
Net assets, end of year (000)	$10,026	$15,183	$17,452	$24,342	$25,103
Ratio of net expenses to average net assets	1.02%	1.08%	1.04%	0.93%	0.93%
Ratio of gross expenses to average net assets prior to expense reductions	1.18%	1.08%	1.04%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	4.84%	5.07%	4.98%	5.10%	5.37%

	Class R
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.60	$8.62	$9.64	$9.89	$9.91
Income from investment operations:
Net investment income (loss)(a)	0.37	0.38	0.41	0.45	0.48
Net realized and unrealized gain (loss)	0.26	0.02	(0.75)	0.02	0.18
Total from investment operations	0.63	0.40	(0.34)	0.47	0.66
Distributions:
Dividends from net investment income	(0.39)	(0.42)	(0.44)	(0.53)	(0.55)
Dividends from net realized gains	—	—	(0.24)	(0.19)	(0.13)
Return of capital	—	—	(0.00)*	—	—
Total distributions	(0.39)	(0.42)	(0.68)	(0.72)	(0.68)
Net asset value, end of year	$8.84	$8.60	$8.62	$9.64	$9.89
Ratios and supplemental data:
Total return(b)	7.42%	4.90%	(3.48% )	4.87%	6.92%
Net assets, end of year (000)	$123	$272	$154	$209	$192
Ratio of net expenses to average net assets	1.57%	1.57%	1.54%	1.43%	1.43%
Ratio of gross expenses to average net assets prior to expense reductions	1.69%	1.57%	1.54%	1.43%	1.43%
Ratio of net investment income (loss) to average net assets	4.29%	4.55%	4.49%	4.60%	4.89%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

204	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.13	$13.08	$13.13	$13.09	$12.68
Income from investment operations:
Net investment income (loss)(a)	0.26	0.25	0.21	0.15	0.17
Net realized and unrealized gain (loss)	0.35	0.16	—	0.27	0.42
Total from investment operations	0.61	0.41	0.21	0.42	0.59
Distributions:
Dividends from net investment income	(0.13)	(0.16)	(0.12)	(0.12)	(0.18)
Dividends from net realized gains	(0.20)	(0.20)	(0.14)	(0.26)	—
Total distributions	(0.33)	(0.36)	(0.26)	(0.38)	(0.18)
Net asset value, end of year	$13.41	$13.13	$13.08	$13.13	$13.09
Ratios and supplemental data:
Total return(b)	4.74%	3.16%	1.60%	3.27%	4.71%
Net assets, end of year (000)	$682,451	$970,737	$1,051,576	$1,351,641	$1,354,180
Ratio of net expenses to average net assets	1.28% (d)	1.22% (c)	1.23%	1.20%	1.26%
Ratio of gross expenses to average net assets prior to expense reductions	1.28%	1.22%	1.23%	1.20%	1.26%
Ratio of net investment income (loss) to average net assets	1.96%	1.91%	1.58%	1.17%	1.33%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	81.1%	37.5%	37.6%	70.5%	110.6%

	Class C
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.33	$13.27	$13.32	$13.30	$12.88
Income from investment operations:
Net investment income (loss)(a)	0.16	0.15	0.11	0.06	0.08
Net realized and unrealized gain (loss)	0.36	0.17	0.01	0.26	0.42
Total from investment operations	0.52	0.32	0.12	0.32	0.50
Distributions:
Dividends from net investment income	(0.03)	(0.06)	(0.03)	(0.04)	(0.08)
Dividends from net realized gains	(0.20)	(0.20)	(0.14)	(0.26)	—
Total distributions	(0.23)	(0.26)	(0.17)	(0.30)	(0.08)
Net asset value, end of year	$13.62	$13.33	$13.27	$13.32	$13.30
Ratios and supplemental data:
Total return(b)	3.98%	2.41%	0.86%	2.40%	3.93%
Net assets, end of year (000)	$282,115	$318,853	$339,054	$349,791	$289,520
Ratio of net expenses to average net assets	2.03% (d)	1.97% (c)	1.98%	1.95%	2.02%
Ratio of gross expenses to average net assets prior to expense reductions	2.03%	1.97%	1.98%	1.95%	2.02%
Ratio of net investment income (loss) to average net assets	1.22%	1.16%	0.83%	0.42%	0.58%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% and 1.84% for the year ended October 31, 2016.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% and 1.83% for the year ended October 31, 2017.

www.calamos.com	205

Calamos Market Neutral Income Fund    Financial Highlights

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.98	$12.94	$12.99	$12.97	$12.56
Income from investment operations:
Net investment income (loss)(a)	0.29	0.27	0.24	0.18	0.20
Net realized and unrealized gain (loss)	0.36	0.16	—	0.25	0.42
Total from investment operations	0.65	0.43	0.24	0.43	0.62
Distributions:
Dividends from net investment income	(0.17)	(0.19)	(0.15)	(0.15)	(0.21)
Dividends from net realized gains	(0.20)	(0.20)	(0.14)	(0.26)	—
Total distributions	(0.37)	(0.39)	(0.29)	(0.41)	(0.21)
Net asset value, end of year	$13.26	$12.98	$12.94	$12.99	$12.97
Ratios and supplemental data:
Total return(b)	5.07%	3.38%	1.89%	3.40%	5.01%
Net assets, end of year (000)	$3,734,035	$2,587,922	$2,377,641	$2,470,829	$1,574,197
Ratio of net expenses to average net assets	1.02% (d)	0.97% (c)	0.98%	0.95%	1.01%
Ratio of gross expenses to average net assets prior to expense reductions	1.02%	0.97%	0.98%	0.95%	1.01%
Ratio of net investment income (loss) to average net assets	2.22%	2.15%	1.83%	1.41%	1.57%

	Class R
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.07	$13.03	$13.08	$13.05	$12.64
Income from investment operations:
Net investment income (loss)(a)	0.23	0.21	0.17	0.12	0.14
Net realized and unrealized gain (loss)	0.36	0.15	0.01	0.26	0.42
Total from investment operations	0.59	0.36	0.18	0.38	0.56
Distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.09)	(0.09)	(0.15)
Dividends from net realized gains	(0.20)	(0.20)	(0.14)	(0.26)	—
Total distributions	(0.30)	(0.32)	(0.23)	(0.35)	(0.15)
Net asset value, end of year	$13.36	$13.07	$13.03	$13.08	$13.05
Ratios and supplemental data:
Total return(b)	4.58%	2.84%	1.36%	2.97%	4.47%
Net assets, end of year (000)	$6,485	$8,512	$8,464	$9,099	$5,408
Ratio of net expenses to average net assets	1.53% (d)	1.47% (c)	1.48%	1.45%	1.52%
Ratio of gross expenses to average net assets prior to expense reductions	1.53%	1.47%	1.48%	1.45%	1.52%
Ratio of net investment income (loss) to average net assets	1.72%	1.66%	1.33%	0.91%	1.08%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.84% and 1.34% for the year ended October 31, 2016.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.83% and 1.33% for the year ended October 31, 2017.

206	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31		December 31, 2014* through October 31,
	2017	2016	2015
Net asset value, beginning of year	$10.03	$10.00	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.12	0.10	0.06
Net realized and unrealized gain (loss)	0.76	0.17	0.01
Total from investment operations	0.88	0.27	0.07
Distributions:
Dividends from net investment income	(0.06)	(0.15)	(0.07)
Dividends from net realized gains	—	(0.09)	—
Total distributions	(0.06)	(0.24)	(0.07)
Net asset value, end of year	$10.85	$10.03	$10.00
Ratios and supplemental data:
Total return(b)	8.77%	2.79%	0.67%
Net assets, end of year (000)	$1,007	$10,275	$5,661
Ratio of net expenses to average net assets	1.25%	1.22%	1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.14%	2.03%	3.05%	(c)
Ratio of net investment income (loss) to average net assets	1.12%	1.01%	0.78%	(c)

	Year Ended October 31,		December 31, 2014* through October 31,
	2017	2016	2015
Portfolio turnover rate	49.2%	19.6%	29.4%

	Class C
	Year Ended October 31,		December 31, 2014* through October 31,
	2017	2016	2015
Net asset value, beginning of year	$10.00	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.02	0.03	(0.00	)**
Net realized and unrealized gain (loss)	0.79	0.16	0.01
Total from investment operations	0.81	0.19	0.01
Distributions:
Dividends from net investment income	(0.03)	(0.08)	(0.03)
Dividends from net realized gains	—	(0.09)	—
Total distributions	(0.03)	(0.17)	(0.03)
Net asset value, end of year	$10.78	$10.00	$9.98
Ratios and supplemental data:
Total return(b)	8.09%	1.92%	0.09%
Net assets, end of year (000)	$173	$156	$100
Ratio of net expenses to average net assets	2.00%	1.97%	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.03%	2.79%	3.79%	(c)
Ratio of net investment income (loss) to average net assets	0.24%	0.26%	0.03%	(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	207

Calamos Hedged Equity Income Fund    Financial Highlights

	Class I
	Year Ended October 31,		December 31, 2014* through October 31,
	2017	2016	2015
Net asset value, beginning of year	$10.04	$10.01	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.13	0.13	0.09
Net realized and unrealized gain (loss)	0.78	0.17	—
Total from investment operations	0.91	0.30	0.09
Distributions:
Dividends from net investment income	(0.11)	(0.18)	(0.08)
Dividends from net realized gains	—	(0.09)	—
Total distributions	(0.11)	(0.27)	(0.08)
Net asset value, end of year	$10.84	$10.04	$10.01
Ratios and supplemental data:
Total return(b)	9.12%	3.02%	0.89%
Net assets, end of year (000)	$11,883	$8,035	$5,527
Ratio of net expenses to average net assets	1.00%	0.97%	1.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.06%	1.81%	2.80%	(c)
Ratio of net investment income (loss) to average net assets	1.22%	1.27%	1.03%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

208	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Class A
	Year Ended October 31,	April 5, 2016* through October 31,
	2017	2016
Net asset value, beginning of year	$10.77	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.16)	(0.10)
Net realized and unrealized gain (loss)	1.82	0.87
Total from investment operations	1.66	0.77
Distributions:
Dividends from net investment income	—	—
Dividends from net realized gains	(0.10)	—
Total distributions	(0.10)	—
Net asset value, end of year	$12.33	$10.77
Ratios and supplemental data:
Total return(b)	15.46%	7.70%
Net assets, end of year (000)	$66,854	$14,708
Ratio of net expenses to average net assets	2.71% (e)	2.99%	(c)(d)
Ratio of gross expenses to average net assets prior to expense reductions	2.71%	4.04%	(c)
Ratio of net investment income (loss) to average net assets	(1.34% )	(1.77%	)(c)

	Year Ended October 31,	April 5, 2016* through October 31,
	2017	2016
Portfolio turnover rate	167.8%	177.6%

	Class C
	Year Ended October 31,	April 5, 2016* through October 31,
	2017	2016
Net asset value, beginning of year	$10.73	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.25)	(0.15)
Net realized and unrealized gain (loss)	1.81	0.88
Total from investment operations	1.56	0.73
Distributions:
Dividends from net investment income	—	—
Dividends from net realized gains	(0.10)	—
Total distributions	(0.10)	—
Net asset value, end of year	$12.19	$10.73
Ratios and supplemental data:
Total return(b)	14.58%	7.30%
Net assets, end of year (000)	$28,933	$4,936
Ratio of net expenses to average net assets	3.46% (e)	3.69%	(c)(d)
Ratio of gross expenses to average net assets prior to expense reductions	3.46%	4.82%	(c)
Ratio of net investment income (loss) to average net assets	(2.11% )	(2.54%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.01% and 2.67% for the period ended October 31, 2016.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.73% and 2.47% for the year ended October 31, 2017.

www.calamos.com	209

Calamos Phineus Long/Short Fund    Financial Highlights

	Class I
	Year Ended October 31,	April 5, 2016* through October 31,
	2017	2016
Net asset value, beginning of year	$10.80	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.13)	(0.08)
Net realized and unrealized gain (loss)	1.82	0.88
Total from investment operations	1.69	0.80
Distributions:
Dividends from net investment income	—	—
Dividends from net realized gains	(0.10)	—
Total distributions	(0.10)	—
Net asset value, end of year	$12.39	$10.80
Ratios and supplemental data:
Total return(b)	15.70%	8.00%
Net assets, end of year (000)	$348,840	$56,319
Ratio of net expenses to average net assets	2.45% (e)	2.77%	(c)(d)
Ratio of gross expenses to average net assets prior to expense reductions	2.45%	4.04%	(c)
Ratio of net investment income (loss) to average net assets	(1.09% )	(1.33%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.76% for the period ended October 31, 2016.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.47% for the year ended October 31, 2017.

210	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Calamos Investment Trust, comprising of the Calamos Growth Fund, Calamos Opportunistic Value Fund, Calamos Dividend Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Emerging Market Equity Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, Calamos Market Neutral Income Fund, Calamos Hedged Equity Income Fund and Calamos Phineus Long/Short Fund (the “Funds”), as of October 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 15, 2017

www.calamos.com	211

Trustee Approval of Management Agreement    (Unaudited)

The board of trustees of the (the “Board”) Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors LLC (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for each of the Funds. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 21, 2017, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Funds were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2018, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Funds took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; and the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Funds. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds’ Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Funds’ performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added or planned to be added to the investment teams, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Funds. The Board considered each Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. In certain instances noted below, the Category represents a custom group of comparable funds, also selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2017, except where otherwise noted. Where available, the Board considered one-, three-, five- and ten-year performance. To the extent the Board considered data for periods other than those ending on March 31, 2017 or considered comparative data in addition to that of the Category, the data was still produced by the independent third-party service provider.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that, while the Fund underperformed its custom Category median for all periods, the Adviser has made numerous changes which the Adviser believes will positively affect performance, including changes to the Fund’s management team and portfolio positioning. In this regard, the Board noted that the Adviser appointed a new lead portfolio

212	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

manager in February 2017. The Board further considered that the Adviser’s changes appear to be resulting in improved performance with the Fund placing in the 32nd percentile of its Category for the first quarter of 2017. In light of the foregoing and other matters considered, the Board determined it would be prudent to allow the Adviser’s restructured investment team more time to develop its performance record.

Calamos Opportunistic Value Fund.  The Board considered that, while the Fund underperformed its custom Category median for all periods, the Fund’s current management team has only been together since February 2015. The Board further noted the Adviser’s assertion that the Fund performed well in the year following the team restructuring, but that external market conditions hindered performance in the second half of 2016. The Board considered the Adviser’s assertion that recent changes made in the positioning of the Fund have resulted in improving performance, with the Fund outperforming its benchmark for the year-to-date period ended May 31, 2017. The Board noted that it would continue to closely monitor performance.

Calamos Dividend Growth Fund.  The Board considered that, while the fund underperformed its custom Category median for the one-and three-year periods, the majority of the Fund’s underperformance was not attributable to the Fund’s current portfolio management team, which only assumed responsibility in February 2015. The Board also considered that the Fund’s performance is improving, ranking in the 3rd percentile for the first quarter of 2017. In light of the improving performance, the Board determined that it would be prudent to allow the restructured investment team more time to develop its performance record.

Calamos International Growth Fund.  The Board considered that the Fund outperformed its Category median during the ten-year period, though the Fund underperformed its Category median for the shorter periods. The Board further considered that the Fund ranked in the 49th percentile for the year-to-date period ended May 31, 2017.

Calamos Evolving World Growth Fund.  The Board considered that, while the fund underperformed its Category median for all periods, the Fund invests through a risk-managed approach, which underperforms when lower-quality value companies are favored. In view of this, the Board considered that the Fund ranked in the 20th percentile since inception and that it had outperformed its benchmark index in over 90% of the rolling five-year periods, measured in quarterly intervals, since inception. The Board also considered the Adviser’s representations that recent refinements to its investment process are resulting in improved performance. To this end, the Board considered that the Fund ranked in the 47th percentile for the year-to-date- ended May 31, 2017. In light of the Fund’s strong long-term performance and favorable short-term performance trends, the Board considered that it would be prudent to allow the Fund’s investment team time to further develop its performance record and noted that it would continue to closely monitor performance.

Calamos Emerging Market Equity Fund.  The Board considered that, while the Fund underperformed its Category median for the one- and three-year periods, it only commenced operations in December 2013. The Board further considered that the Fund’s performance has improved in 2017, with the Fund ranked in the 46th percentile for the year-to-date period ended May 31, 2017 and in the 25th percentile for the quarter ended on the same date. The Board noted the Adviser’s expectation of continued improvements in performance as a result of its investment into infrastructure and risk management tools as well as a selective portfolio repositioning in response to the market environment. In light of the foregoing, the Board concluded that it would be prudent to allow the investment team time to develop its performance record and noted that it would continue to closely monitor performance.

Calamos Global Equity Fund.  The Board considered that the Fund outperformed its Category median for the three- and ten-year periods, though the Fund underperformed its Category median during the other periods.

Calamos Growth and Income Fund.  The Board considered that the Fund outperformed its custom Category median during the one-, three- and ten-year periods, though the Fund underperformed its custom Category median during the five-year period.

Calamos Global Growth and Income Fund.  The Board considered that, while the Fund underperformed its custom Category median during all periods, the Fund ranked in the 19th percentile for year-to-date period ended March 31, 2017. The Board also noted the Adviser’s significant recent additions to the investment management team.

Calamos Convertible Fund.  The Board considered that, while the Fund underperformed its Category median during all periods, the Fund ranked in the 47th percentile for the rolling one-year period ended May 31, 2017 and that it ranked in the 27th percentile for the year-to-date period ended on the same date.

www.calamos.com	213

Trustee Approval of Management Agreement    (Unaudited)

Calamos Global Convertible Fund.  The Board considered that, while the Fund underperformed its Category median for the one-year period, the Fund ranked in the 7th percentile for the year-to-date period ended May 31, 2017. The Board also took into account that the Fund only commenced operations in December 2014. The Board noted, therefore, that it would be prudent to allow the Adviser additional time to develop its long-term performance record with the Fund.

Calamos Total Return Bond Fund.  The Board considered that the Fund outperformed its custom Category median for the three-year period, though it was in the 56th and 59th percentiles, during the one- and five-year periods, respectively. The Board also noted the Adviser’s significant recent additions to the investment management team.

Calamos High Income Opportunities Fund.  The Board considered that, while the Fund underperformed its Category median for all periods, the Adviser had recently made significant changes to the portfolio management team. To this end, the Board noted that the Adviser hired a new lead portfolio manager in November 2016 and also added four additional investment team members in 2017. The Board further considered the Adviser’s assertion that team changes were starting to have a positive effect on performance, with the Fund ranking in the 47th percentile for the rolling one-year period ended May 31, 2017 and the Fund ranking in the 6th percentile for the quarter ended on the same date. The Board determined that, in light of the Adviser’s changes and improving performance trends, it would be prudent to allow the Adviser’s restructured team more time to continue to develop its performance record.

Calamos Market Neutral Income Fund.  The Board considered that the Fund outperformed its Category median for all periods.

Calamos Hedged Equity Income Fund.  The Board considered that the Fund outperformed its Category median during the one-year period.

Calamos Phineus Long/Short Fund.  The Board considered that the Fund outperformed its Category median for all periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated each Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management and (v) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Funds’ investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and total expense ratio of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that, while the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group, the Adviser continues to invest resources in the Fund to address performance.

Calamos Opportunistic Value Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are lower than the respective medians of the Fund’s Expense Group.

214	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

Calamos Dividend Growth Fund.  The Board considered that the Fund’s management fee rate is within two basis points of the Fund’s Expense Group median, though the Fund’s total expense ratio is higher.

Calamos International Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are lower than the respective medians of the Fund’s Expense Group. The Board considered that the Fund’s management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance.

Calamos Evolving World Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group.

Calamos Emerging Market Equity Fund.  The Board considered that the Fund’s management fee rate is equal to the median of the Fund’s Expense Group, though the Fund’s total expense ratio is higher.

Calamos Global Equity Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board considered that the Fund’s management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance. The Board reviewed the Fund’s expenses in light of its performance record.

Calamos Growth and Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board took into account, however, that the Fund’s management fee rate and its total expense ratio are both within one basis point of the respective Expense Group medians.

Calamos Global Growth and Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board reviewed the Fund’s expenses in light of its performance record.

Calamos Convertible Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board reviewed the Fund’s expenses in light of its performance record.

Calamos Global Convertible Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group.

Calamos Total Return Bond Fund.  The Board considered that the Fund’s management fee rate is within three basis points of the Fund’s Expense Group median. The Board also noted that, while the Fund’s total expense ratio is higher than the median, the Adviser continues to invest resources in the Fund to address performance. The Board also considered the Adviser’s recent ten basis point reduction to the Fund’s management fee rate.

Calamos High Income Opportunities Fund.  The Board considered that, while the Fund’s management fee and total expense ratio are both higher than the median of the Fund’s Expense Group, the Adviser continues to invest resources in the Fund to address performance.

Calamos Market Neutral Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both lower than the respective medians of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio is the second lowest of the Fund’s Expense Group.

Calamos Hedged Equity Income Fund.  The Board considered that the Fund’s management fee rate is the second lowest of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio is the lowest of the Fund’s Expense Group.

Calamos Phineus Long/Short Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both the lowest of the Fund’s Expense Group.

Economies of Scale.  The Board considered whether each Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each open-end Fund could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser’s agreement to reimburse each open-end Fund for a portion of its expenses if the Fund’s expense ratio otherwise would exceed a certain level. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes. The Board concluded that the breakpoints in the fee schedule for each open-end Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

www.calamos.com	215

Trustee Approval of Management Agreement    (Unaudited)

Other Benefits Derived from the Relationship with the Funds.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that while the Adviser may potentially benefit from its relationship with the Funds in ways other than the fees payable by the Funds, the Funds also may benefit from their relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Funds and the fees payable by the Funds.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds’ Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

216	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	23	Founder, Chairman, and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), prior thereto, Chief Executive Officer (until 2016), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:

John E. Neal, (1950)	Trustee (since 2001)	23	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity); Director, Centrust Bank (Northbrook, Illinois community bank)

William R. Rybak, (1951)	Trustee (since 2002)	23	Private investor; Chairman (since February 2016) and Director, (since February 2010) Christian Brothers Investment Services Inc.; Director, Private Bancorp; Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; (since January 2007) Trustee, Lewis University (since October 2012) formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager);

Stephen B. Timbers, (1944)	Trustee (since 2004); Lead Independent Trustee (since 2005)	23	Private investor

David D. Tripple, (1944)	Trustee (since 2006)	23	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

Virginia G. Breen, (1964)	Trustee (since 2015)	23	Trustee, Neuberger, Berman Fund Complex (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 118 portfolios in fund complex.

***	Overseeing two portfolios in fund complex.

****	Overseeing eleven portfolios in fund complex.

*****	Overseeing eight portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS ETF Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com	217

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (Since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.
Thomas Herman, (1961)	Vice President (since 2016); prior thereto Chief Financial Officer (2016-2017)	Senior Vice President and Chief Financial Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway, (1967)	Chief Financial Officer (since March 2017) and Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Senior Vice President, Head of Fund Administration (since 2017), Calamos Advisors; Vice President, Fund Administration, (since 2013)

Robert Behan, (1964)	Vice President (since September 2013)	President (since 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Senior Vice President (2009-2013), prior thereto Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

218	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2018, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2017:

GROWTH FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND	GLOBAL EQUITY FUND
$87,653,493	$417,354	$942,337	$5,808,984

GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND
$100,114,190	$2,623,228	$2,859,294	$261,144

MARKET NEUTRAL INCOME FUND	PHINEUS LONG/SHORT FUND
$36,807,499	$153,764

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2017:

GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND
$13,531,995	$1,131,936	$600,730	$4,318,557

EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND
$3,862,200	$178,750	$1,531,984	$31,682,704

GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	HIGH INCOME OPPORTUNITIES FUND
$3,176,038	$5,528,218	$627,714	$28,117

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND
$55,499,420	$322,487	$2,672,687

www.calamos.com	219

Tax Information    (Unaudited)

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2017:

GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND
30%	100%	100%	0%

EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND
26%	4%	23%	75%

GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	HIGH INCOME OPPORTUNITIES FUND
100%	45%	35%	0%

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND
79%	100%	22%

At October 31, 2017, more than 50% of each of International Growth Fund, Evolving World Growth Fund and Emerging Market Equity Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund, Evolving World Growth Fund, and Emerging Market Equity Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2017 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund, Evolving World Growth Fund, and Emerging Market Equity Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

220	CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after January 31, 2018, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2017. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30, 2017 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2017 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFANR 1631 2017

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2016	10/31/2017
Audit Fees (a)	$433,900	$384,000
Audit-Related Fees (b)	$313,525	$127,800
Tax Fees (c)	$3,333	$28,230
All Other Fees (d)	$—	$—

Total	$750,758	$540,030

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2016	10/31/2017
Registrant	$—	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 20, 2017

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	December 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 20, 2017

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	December 20, 2017